As filed with the Securities and Exchange Commission on April 23, 2021.

Registration Nos. 333-236928
811-09203

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.	O
Post-Effective Amendment No. 1	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 524 (Check appropriate box or boxes)	X

SEPARATE ACCOUNT A
(Exact Name of Registrant)

PACIFIC LIFE & ANNUITY COMPANY
(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-3943
(Depositor’s Telephone Number, including Area Code)

Brandon J. Cage
Assistant Vice President
Pacific Life & Annuity Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

O immediately upon filing pursuant to paragraph (b) of Rule 485
O on May 1, 2021, pursuant to paragraph (b) of Rule 485
O 60 days after filing pursuant to paragraph (a)(1) of Rule 485
O on _______, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

O This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in the Separate Account under Pacific Choice Income individual flexible premium deferred variable annuity contracts.

Filing fee: None

Supplement dated May 1, 2021 to the Prospectus dated May 1, 2021 for the Pacific Choice Income, Pacific Journey Select (offered on or after October 1, 2013) and Pacific Odyssey (offered on or after October 1, 2013) individual flexible premium deferred variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the Pacific Journey Select, Pacific Odyssey, and Pacific Choice Income variable annuity contract prospectuses (“Prospectus”) unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life & Annuity Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This Rate Sheet Prospectus Supplement (“Supplement”) should be read, retained, and used in conjunction with the effective Prospectus and replaces and supersedes any previously issued Rate Sheet Prospectus Supplement. If you would like another copy of the current prospectus, you may obtain one by visiting www.PacificLife.com or by calling us at (800) 748-6907 to request a free copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov by typing “Pacific Choice Income,” “Pacific Journey Select,” or “Pacific Odyssey” as applicable under EDGAR Search Tools - Variable Insurance Products.

We are issuing this Supplement to provide current rate information for the Annual Charge, Annual Credit, and Withdrawal Percentages for the Future Income Generator (Single) or (Joint) and the Annual Charge, Annual Credit, Enhanced Income and Guaranteed Lifetime Income percentages for the Enhanced Income Select 2 (Single) or (Joint) optional riders in effect on or after the date below. For complete information about the Future Income Generator (Single) or (Joint) or the Enhanced Income Select 2 (Single) or (Joint), see the Prospectus.

The percentages below apply for applications (or Regulation 60 paperwork if a replacement)* signed on or after May 1, 2021

* If your Contract and Rider purchase is through a replacement that involves Regulation 60, the application sign date is not used to determine percentage rates. In this situation, all references to “application” in this supplement refer to the Regulation 60 Authorization to Release Information form.

This Supplement has no specified end date and can be superseded at any time subject to certain notice requirements. The rate information in this Supplement may not be superseded or changed until a new Supplement is filed at least 10 business days before the effective date of the new Supplement. Please work with your financial professional, visit www.PacificLife.com or call us at (800) 748-6907 to confirm the most current percentages.

The current Annual Charge and Annual Credit are the following:

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Future Income Generator (Single)	1.35%	5.0%
Future Income Generator (Joint)	1.45%	5.0%
Enhanced Income Select 2 (Single)	1.35%	5.0%
Enhanced Income Select 2 (Joint)	1.55%	5.0%

The current Withdrawal Percentages/Enhanced Income Percentages are the following:

Age*	Future Income Generator (Single)	Future Income Generator (Joint)	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%	0%	0%
59½	4.0%	3.5%	4.5%	4.0%
60	4.0%	3.5%	4.5%	4.0%
61	4.0%	3.5%	4.5%	4.0%
62	4.0%	3.5%	4.5%	4.0%
63	4.0%	3.5%	4.5%	4.0%
64	4.0%	3.5%	4.5%	4.0%
65	4.75%	4.25%	7.0%	6.5%
66	4.75%	4.25%	7.0%	6.5%
67	4.75%	4.25%	7.0%	6.5%
68	4.75%	4.25%	7.0%	6.5%

Age*	Future Income Generator (Single)	Future Income Generator (Joint)	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
69	4.75%	4.25%	7.0%	6.5%
70	4.75%	4.25%	7.5%	7.0%
71	4.75%	4.25%	7.5%	7.0%
72	4.75%	4.25%	7.5%	7.0%
73	4.75%	4.25%	7.5%	7.0%
74	4.75%	4.25%	7.5%	7.0%
75	5.0%	4.5%	7.5%	7.0%
76	5.0%	4.5%	7.5%	7.0%
77	5.0%	4.5%	7.5%	7.0%
78	5.0%	4.5%	7.5%	7.0%
79	5.0%	4.5%	7.5%	7.0%
80	5.0%	4.5%	7.5%	7.0%
81	5.0%	4.5%	7.5%	7.0%
82	5.0%	4.5%	7.5%	7.0%
83	5.0%	4.5%	7.5%	7.0%
84	5.0%	4.5%	7.5%	7.0%
85 and older	5.0%	4.5%	7.5%	7.0%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The current Guaranteed Lifetime Income Percentage is:

Age**	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½ and older	3.0%	3.0%

** The Age range that applies based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time the Contract Value is reduced to zero.

In order for you to receive the percentages reflected above, your application (or Regulation 60 paperwork if a replacement)  must be signed on or after the date referenced above, your application (or Regulation 60 paperwork if a replacement) must be received, In Proper Form, within 14 calendar days after the application sign date, and we must receive, In Proper Form, the initial Purchase Payment within 90 calendar days after the application sign date. Once the Rider is issued, your percentages will not change as long as you own the Rider (even if an Automatic Reset or Owner-Elected Reset occurs as described in the Reset of Protected Payment Base subsection within each Rider).

Subject to meeting the timelines referenced above, on the issue date, if during the 90 calendar day period current percentage rates have changed since the date you signed your application (or Regulation 60 paperwork if a replacement), the following will apply:

•                  If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.

•                  If any Withdrawal Percentage or Enhanced Income Percentage increased, you will receive the higher percentages in effect on the issue date.

•                  If the Guaranteed Lifetime Income Percentage increased, you will receive the higher percentage in effect on the issue date.

•                  If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, for the Future Income Generator, if the Annual Credit and/or any Withdrawal Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application (or Regulation 60 paperwork if a replacement). For the Enhanced Income Select 2, if the Annual Credit, any Enhanced Income Percentage and/or Guaranteed Lifetime Income Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Enhanced Income, Guaranteed Lifetime Income and Annual Charge Percentages in effect on the date you signed your application (or Regulation 60 paperwork if a replacement).

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you.

Please work with your financial professional or call us at (800) 748-6907 prior to submitting your paperwork if you have any questions.

Form No. NYVARS0521B

PACIFIC CHOICE® INCOME PROSPECTUS MAY 1, 2021

Pacific Choice Income describes individual flexible premium deferred variable annuity contracts issued by Pacific Life & Annuity Company (“PL&A”) through Separate Account A of PL&A. This variable annuity requires that you purchase one of the guaranteed minimum withdrawal benefit riders, at an additional cost, at the time you purchase this variable annuity. See the OVERVIEW – Living Benefit Riders section for a list of the guaranteed minimum withdrawal benefit riders currently available for purchase and OVERVIEW – Fees and Expenses for the maximum charge percentage associated with each rider. Work with your financial professional and together you can decide which guaranteed minimum withdrawal benefit rider you should select.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life & Annuity, PL&A, we, us and our refer to Pacific Life & Annuity Company. Pacific Life, PL and administrator means Pacific Life Insurance Company. Contract means a Pacific Choice Income variable annuity contract, unless we state otherwise.

This Prospectus provides information you should know before buying a Contract. Please read the Prospectus carefully, and keep it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your Contract, will no longer be sent by mail, unless you specifically request copies of the reports from PL&A. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from PL&A electronically by indicating so on the application, at www.PacificLife.com, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically.

You may elect to receive all future reports in paper free of charge. You can inform PL&A that you wish to continue receiving paper copies of your shareholder reports by calling (833) 455-0901 or visit www.PacificLife.com/PrintedShareholderReports. Your election to receive reports in paper will apply to all portfolio companies available under your Contract.

The Variable Investment Options available under this Contract invest in portfolios of the following portfolio companies (“Funds”):

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Ivy Variable Insurance Portfolios Janus Aspen Series

American Funds Insurance Series®	MFS® Variable Insurance Trust
BlackRock® Variable Series Funds, Inc	Pacific Select Fund
Fidelity® Variable Insurance Products Funds	State Street Variable Insurance Series Funds, Inc.
First Trust Variable Insurance Trust
Franklin Templeton Variable Insurance Products Trust

You will find a complete list of each Variable Investment Option on the next page. This Contract also offers the following:

FIXED OPTION

DCA Plus Fixed Option

You will find more information about the Contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2021. The SAI has been filed with the Securities and Exchange Commission (SEC) and is considered to be part of this Prospectus because it’s incorporated by reference. The contents of the SAI are described in this Prospectus after The General Account section – see the Table of Contents. You can get a copy of the SAI without charge by calling or writing to PL&A or you can visit our website at www.pacificlife.com. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

You should be aware that the SEC has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract. This Contract is subject to availability, is offered at our discretion, and may be discontinued for purchase at any time. The Contract is described in detail in this Prospectus and its SAI. A Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or a Fund any differently than they have been described in these documents.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. PL&A, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

VARIABLE INVESTMENT OPTIONS

All available Variable Investment Options are allowable Investment Options for rider purposes. However, the Fidelity VIP Government Money Market can only be used in the event an allowable Investment Option is liquidated by a Fund.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. Balanced-Risk Allocation Fund Series II

AMERICAN FUNDS INSURANCE SERIES

American Funds IS Asset Allocation Fund Class 4

American Funds IS Managed Risk Asset Allocation Fund Class P2

BLACKROCK VARIABLE SERIES FUNDS, INC

BlackRock Global Allocation V.I. Fund Class III

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS

Fidelity® VIP FundsManager® 60% Portfolio Service Class 2

Fidelity® VIP Government Money Market Portfolio Service Class

FIRST TRUST VARIABLE INSURANCE TRUST

First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Allocation VIP Fund Class 4

IVY VARIABLE INSURANCE PORTFOLIOS

Ivy VIP Asset Strategy Class II

JANUS ASPEN SERIES

Janus Henderson Balanced Portfolio Service Shares

MFS VARIABLE INSURANCE TRUST

MFS® Total Return Series – Service Class

PACIFIC SELECT FUND

ESG Diversified Portfolio Class I

Hedged Equity Portfolio Class I

PSF DFA Balanced Allocation Portfolio Class D

Pacific Dynamix – Conservative Growth Portfolio Class I

Pacific Dynamix – Moderate Growth Portfolio Class I

Portfolio Optimization Conservative Portfolio Class I

Portfolio Optimization Moderate Portfolio Class I

Portfolio Optimization Moderate-Conservative Portfolio Class I

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Total Return V.I.S. Fund Class 3

YOUR GUIDE TO THIS PROSPECTUS

Where To Go For More Information Back Cover

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your financial professional or call us at (800) 748-6907.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or any fixed option.

Annual Fee – A $50.00 fee charged each year on your Contract Anniversary and at the time of a full withdrawal (on a pro rated basis for that Contract year), if your Contract Value is less than $50,000 on that date.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine death benefits, in the case of a Non-Natural Owner, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin. The maximum Annuity Date is stated in your Contract and is the latest date on which we will begin paying you an annuity income.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive any death benefit proceeds before the Annuity Date or any remaining annuity payments after the Annuity Date, if any Owner (or Annuitant in the case of a Non-Natural Owner) dies.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading, an applicable underlying Fund Portfolio is open for trading, and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. An underlying Fund Portfolio may be closed when other federal holidays are observed such as Columbus Day and Veterans Day. See the underlying Fund Portfolio prospectus. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant should die before your Annuity Date.

Contingent Beneficiary – A person, if any, you select to become the Beneficiary if the Beneficiary predeceases the Owner (or Annuitant in the case of a Non-Natural Owner).

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Anniversaries, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. Except in the case of a Non-Natural Owner, the Owner’s life is used to determine death benefits.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, the value of any other Investment Option added to the Contract by Rider or Endorsement.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option – If you allocate all or part of your Purchase Payments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the “Guaranteed Interest Rate”), but not less than the minimum guaranteed interest rate specified in your Contract. Currently, this fixed option may be used for dollar cost averaging of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available.

DCA Plus Fixed Option Value – The aggregate amount of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Investments.

Fund – A registered open-end management investment company; collectively refers to AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series, BlackRock Variable Series Funds, Inc., Fidelity® Variable Insurance Products Fund, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, MFS Variable Insurance Trust, Pacific Select Fund, and/or State Street Variable Insurance Series Funds, Inc.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guarantee Term – The period during which an amount you allocate to any available fixed option earns interest at a Guaranteed Interest Rate.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to a fixed option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than the minimum guaranteed interest rate specified in your Contract.

In Proper Form – This is the standard we apply when we determine whether an instruction is satisfactory to us. An instruction (in writing or by other means that we accept (e.g. via telephone or electronic submission)) is considered to be in proper form if it is received at our Service Center in a manner that is satisfactory to us, such that is sufficiently complete and clear so that we do not have to exercise any discretion to follow the instruction, including any information and supporting legal documentation necessary to effect the transaction. Any forms that we provide will identify any necessary supporting documentation. We may, in our sole discretion, determine whether any particular transaction request is in proper form, and we reserve the right to change or waive any in proper form requirements at any time.

Investment (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Subaccount, any fixed option or any other Investment Option added to the Contract by Rider or Endorsement.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions may apply for Qualified Contracts.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of a Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 408 or 408A of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 4%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the close of the New York Stock Exchange on that Business Day, which usually closes at 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account).

OVERVIEW

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information (SAI) for more detailed information.

Rules about how annuity contracts are described or administered are reflected in your Contract and in Riders or Endorsements to your Contract. This prospectus provides a description of the material rights and obligations under the Contract. Any guarantees provided for under your Contract or through living benefit riders or optional death benefit riders are backed by PL&A’s financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Your financial professional or financial professional’s firm is not responsible for any Contract guarantees.

Regulation 187 and New York Residents

Beginning August 1, 2019, the New York Department of Financial Services has amended New York Insurance Regulation 187, requiring recommendations to both new and in-force annuity contracts are made in the best interest of the consumer. We may contract with third party entities conducting business in New York to establish and maintain the proper systems to supervise recommendations of sales transactions for policies that will be delivered or issued in the state of New York. Please work closely with your financial professional to ensure that the recommendation will comply with the requirements under the latest Regulation 187.

Some of the Terms used in this Prospectus may be new to you. You will find a glossary of certain terms in the TERMS USED IN THIS PROSPECTUS section.

PL&A is a variable annuity provider. It is not a fiduciary and therefore does not give advice or make recommendations regarding insurance or investment products.

Please be aware that the sale or liquidation of any stock, bond, IRA, certificate of deposit, mutual fund, annuity or other asset to fund the purchase of this product may have tax consequences, early withdrawal penalties or other costs or penalties as a result of the sale or liquidation. You may want to consult independent legal or financial advice before selling or liquidating any assets prior to the purchase of any life or annuity products.

Contract Basics

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial professional whether a variable annuity, a living benefit rider, an optional death benefit rider and which underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

Additionally, since the benefits associated with the living benefit riders are not available until the Designated Life is 59½ years of age or older, early withdrawals may reduce or terminate the benefits associated with the riders.

You should consider the Contract’s investment and income benefits, as well as its costs.

This Contract is an annuity contract between you and PL&A. Annuity contracts have two phases, the accumulation phase and the annuitization phase. The two phases are discussed below.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and/or to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It is important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

This Contract is a variable annuity, which means that your Contract Value fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time, subject to certain limitations.

You must purchase a guaranteed minimum withdrawal benefit rider at the time you purchase this Contract. The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life through withdrawals during the accumulation phase, if certain conditions are met. See the OVERVIEW – Living Benefit Riders section for a list of the guaranteed minimum withdrawal benefit riders currently available for purchase with this Contract.

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your financial professional for a refund. The amount refunded may be more or less than the Purchase Payments you have made, depending on the type of Contract you purchased. Upon cancellation, you will receive a refund of the Contract Value, plus any amounts deducted as fees and charges. You will find a complete description of the Free Look period that applies to your Contract on the Contract’s cover sheet. The Free Look period ends 10 calendar days after you receive your Contract. If you are replacing another annuity contract or life insurance policy, your Free Look period ends 60 calendar days after you receive your Contract.

For more information about the Right to Cancel (“Free Look”) period see WITHDRAWALS – Right to Cancel (“Free Look”).

The Accumulation Phase

The Investment Options you choose and how they perform will affect your Contract Value during the accumulation phase, as well as the amount available to annuitize on the Annuity Date.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Purchase Payments subject to certain limitations, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Purchase Payments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts or the minimum additional Purchase Payment amounts on Qualified and Non-Qualified Contracts, but we reserve the right to enforce such minimums in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum initial Purchase Payment or the minimum additional Purchase Payment amounts.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider. If we decide to no longer accept Purchase Payments for any rider, we will not accept subsequent Purchase Payments for your Contract, and you will not be able to increase your Contract Value or increase any protected amounts under your living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice.

For more information about Making Your Investments (“Purchase Payments”) see PURCHASING YOUR CONTRACT – Making Your Investments (“Purchase Payments”).

Investment Options

Ask your financial professional to help you choose the right Investment Options for your goals and risk tolerance. Any financial firm or financial professional you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial professionals make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options.

You can choose from a selection of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Fund Portfolio. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose any available fixed option that earns a guaranteed rate of interest that will never be less than the minimum guaranteed interest rate specified in your Contract.

We allocate your Purchase Payments to the Investment Options you choose. Your Contract Value will fluctuate during the accumulation phase depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose.

For more information about the Investment Options and the corresponding Investment Adviser see YOUR INVESTMENT OPTIONS – Your Variable Investment Options.

Transferring Among Investment Options

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax.

• Transfers are limited to 25 for each calendar year.

• Only 2 transfers in any calendar month may involve any of the following Investment Options:

BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio	Invesco V.I. Balanced-Risk Allocation Fund
MFS Total Return Series	State Street Total Return V.I.S. Fund

This restriction limits the total number of transfers involving any of the Investment Options in the group. For example, if you transfer from the MFS Total Return Series to the State Street Total Return V.I.S. Fund, that counts as one transfer for the calendar month. If you later transfer from the BlackRock Global Allocation V.I. Fund to the Invesco V.I. Balanced-Risk Allocation Fund, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• Only 2 transfers into or out of each of the following Investment Options may occur in any calendar month:

American Funds IS Asset Allocation Fund	American Funds IS Managed Risk Allocation Fund

This restriction limits the number of transfers involving any single Investment Option. For example, if you transfer from the American Funds IS Asset Allocation Fund to the American Funds IS Managed Risk Allocation Fund, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the Invesco V.I. Balanced-Risk Allocation Fund to the American Funds IS Asset Allocation Fund, that would be the second transfer in the calendar month involving the American Funds IS Asset Allocation Fund and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement.

You can also make systematic transfers by enrolling in our dollar cost averaging or portfolio rebalancing programs. Transfers made under these systematic transfer programs are excluded from these limitations. Some restrictions may apply to transfers to and from any fixed option.

For more information about transfers and transfer limitations see HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but any amount withdrawn in excess of this amount may incur a withdrawal charge on Purchase Payments that are less than 8 years old. Some restrictions may apply to making partial withdrawals from any fixed option.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you are under age 59½, a 10% federal tax penalty may also apply to taxable withdrawals.

For more information about withdrawals and withdrawal minimums see WITHDRAWALS – Optional Withdrawals.

The Annuitization Phase

The annuitization phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments over a fixed period or for life.

You can choose fixed or variable annuity payments, or a combination of both. You can choose monthly, quarterly, semi-annual or annual payments. We will make the income payments to you or your designated payee. The Owner is responsible for any tax consequences of any annuity payments.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to 4 times in any 12-month period.

For more information about annuitization see ANNUITIZATION and for annuity options available under the Contract see ANNUITIZATION – Choosing Your Annuity Option – Annuity Options.

The Death Benefit

Generally, the Contract provides a death payout upon death of any Owner (or any Annuitant in the case of a Non-Natural Owner) during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions In Proper Form.

For more information about the death benefit see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits.

Riders

You must purchase a guaranteed minimum withdrawal benefit rider with this Contract. Riders are subject to availability and may be discontinued for purchase at any time. If we decide to discontinue offering a rider, we will amend this Prospectus. Before purchasing any Rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether a Rider is appropriate for you. You may elect the optional Return of Purchase Payments Death Benefit Rider at the time your Contract is issued. No riders may be purchased after the Contract Date.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider. If we decide to no longer accept Purchase Payments for any rider, we will not accept subsequent Purchase Payments for your Contract and you will not be able to increase your Contract Value or increase any protected amounts under your living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection for any of the living benefit riders in the LIVING BENEFIT RIDERS section for additional information.

Optional Death Benefit Riders

Death benefit riders available through this Contract, for an additional cost, may be purchased at Contract Issue. The following is a list of riders currently available:

Return of Purchase Payments Death Benefit

This optional rider offers you the ability to have your Death Benefit Amount be the greater of the Contract Value or the Total Adjusted Purchase Payments as of the Notice Date. The Notice Date is the Business Day on which we receive, In Proper Form, proof of death and instructions regarding payment of any death benefit proceeds. There is a reset to the benefits provided under the rider when certain owner changes are made (see the Owner Change subsection of the rider for more information). You may not purchase this rider after the Contract Date.

For more information about the Return of Purchase Payments Death Benefit see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Return of Purchase Payments Death Benefit.

Living Benefit Riders

You must purchase a living benefit rider at the time you submit your application. Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit riders. The following is a list of riders currently available:

Guaranteed Minimum Withdrawal Benefit

• Future Income Generator (Single or Joint)

• Enhanced Income Select 2 (Single or Joint)

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life through withdrawals during the accumulation phase, if certain conditions are met. The riders vary in the percentage that may be withdrawn each year, how long the withdrawals may last (for example, for a single life or for joint lives), or if you can carry over any allowed withdrawal amounts not withdrawn in a prior Contract Year. The riders also offer the potential to lock in market gains on each Contract Anniversary which are used to calculate annual rider withdrawal limits. Such “locked-in” market gains are not added to the Contract Value, withdrawable as a lump sum, payable as a death benefit, or used in calculating any annuity option under the Contract before the maximum Annuity Date but may increase the annual amount you may withdraw each year under the rider. If the Designated Life (or youngest Designated Life for joint versions) is at or above age 59½, the riders provide an income stream regardless of market performance, even if your

Contract Value is reduced to zero (such as through withdrawals (except Excess Withdrawals), fees, or market performance). If the Designated Life (youngest Designated Life for joint versions) is below age 59½ and your Contract Value goes to zero (such as through withdrawals, fees, or market performance), the rider will terminate without value and no further withdrawal may be made under the rider. Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time. See LIVING BENEFIT RIDERS – Guaranteed Minimum Withdrawal Benefit section for a comparison chart of some of the features for each rider.

Withdrawals made under the riders are from the Contract Owner’s Contract Value until the Contract Value goes to zero. We are only required to make lifetime income payments to the Contract Owner once the Contract Value is reduced to zero after the Designated Life reaches the age of 59 ½ (except due to Excess Withdrawals), which may never occur.

Additional Information Applicable to Living Benefit Riders

You can find more information about the costs associated with the living benefit riders within the next few pages and in the CHARGES, FEES AND DEDUCTIONS – Living Benefit Rider Charges section. You can find complete information about each rider and its key features and benefits in the LIVING BENEFIT RIDERS section.

You must purchase a living benefit rider at the time you submit your application. You can find complete purchasing and eligibility information about each living benefit rider in the Purchasing Your Rider subsection of each rider. See the LIVING BENFIT RIDERS section.

At initial purchase and during the entire time that you own a living benefit rider, you must invest your entire Contract Value in the Investment Options we make available for these riders. See LIVING BENEFIT RIDERS – General Information – Investment Allocation Requirements. Currently, there is no asset allocation model or program offered. We reserve the right to add an asset allocation model or program as an additional optional Investment Option in the future and add, remove or change Investment Options we make available for these riders at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions), or otherwise. Generally, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect Rider benefits.

Taking a withdrawal before 59 ½, during the term which an annual credit may be applied, or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular rider may result in adverse consequences such as a permanent reduction in rider benefits, the failure to receive lifetime withdrawals under a Rider, or termination of the rider. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

The living benefit riders allow for owner elected Resets. If you elect to Reset, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary (“60 calendar day period”) on which the Reset is effective. We may, at our sole discretion, allow Resets after the 60 calendar day period. We reserve the right to refuse a Reset request after the 60 calendar day period regardless of whether we may have allowed you or others to Reset in the past. Each Contract Anniversary starts a new 60 calendar day period in which a Reset may be elected.

Work with your financial professional to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of a rider prior to purchase.

Fees and Expenses

This section of the overview explains the fees and expenses that you will pay when buying, owning and surrendering your Contract.

Contract Transaction Expenses

The following describes the transaction fees and expenses that you may pay when you make withdrawals or surrender your Contract. Expenses are fixed under the terms of your Contract. Premium taxes and/or other taxes may also apply to your Contract. We generally charge state premium taxes and/or other taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. For more information about these taxes, please see the CHARGES , FEES AND DEDUCTIONS—Premium Taxes section.

• Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn)1

“Age” of Payment in Years:	1	2	3	4	5	6	7	8 or more
Withdrawal Charge Percentage:	9%	8%	7%	6%	5%	4%	3%	0%

Periodic Expenses

The following describes the fees and expenses that you will pay periodically during the time you own your Contract not including Portfolio fees and expenses.

• Annual Fee[2]	$50.00

Separate Account A Annual Expenses (as a percentage of the average daily Variable Account Value3):

	Without any Death Benefit Rider	With Return of Purchase Payments Death Benefit Rider
• Mortality and Expense Risk Charge[4]	0.90%	0.90%
• Administrative Fee[4]	0.25%	0.25%
• Death Benefit Rider Charge[4,5]	N/A	0.15%
• Total Separate Account A Annual Expenses	1.15%	1.30%

The Mortality and Expense Risk Charge and the Administrative Fee will not continue after the Annuity Date if fixed annuity payments are elected. If variable annuity payments are elected, both charges will continue after the Annuity Date. If you purchased an optional Death Benefit Rider, the charge will not continue after the Annuity Date, regardless of whether fixed or variable annuity payments are elected. For more information about these charges, please see the CHARGES, FEES AND DEDUCTIONS - Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge and Administrative Fee sections.

Living Benefit Rider6 Annual Expenses:

Maximum Charge Percentage
Guaranteed Minimum Withdrawal Benefit[7] Charge (as a percentage of the Protected Payment Base)
Future Income Generator Charge (Single)	2.50%
Future Income Generator Charge (Joint)	2.75%
Enhanced Income Select 2 Charge (Single)	2.50%
Enhanced Income Select 2 Charge (Joint)	2.75%

1 The withdrawal charge may or may not apply or may be reduced under certain circumstances. The age is measured from the date of each Purchase Payment. For situations where a withdrawal charge may not apply, see CHARGES, FEES AND DEDUCTIONS and see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge for situations where the withdrawal charge amount may be reduced.

2 We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000. See CHARGES, FEES AND DEDUCTIONS.

3 The Variable Account Value is the value of your Variable Investment Options on any Business Day.

4 This is an annual rate and is assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

5 If you buy an optional death benefit rider, we will add this charge to the Mortality and Expense Risk Charge until, and including, your Annuity Date. Only one death benefit rider may be owned or in effect at the same time.

6 Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time.

7 The guaranteed minimum withdrawal benefit rider annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Protected Payment Base. The initial Protected Payment Base is equal to the initial Purchase Payment. For a complete explanation of the Protected Payment Base, see LIVING BENEFIT RIDERS and the applicable rider subsection. The quarterly amount deducted may increase or decrease due to changes in your Protected Payment Base. Your Protected Payment Base may increase due to additional Purchase Payments, increase due to Annual Credits, decrease due to withdrawals or also change due to Resets. We deduct the charge proportionately from your Investment Options (excluding the DCA Plus Fixed Option) every quarter following the Rider Effective Date, during the term of the rider and while the rider is in effect, and the date the rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES, AND DEDUCTIONS – Living Benefit Rider Charges.

Total Annual Fund Operating Expenses

For more about the underlying Funds see YOUR INVESTMENT OPTIONS – Your Variable Investment Options, and see each underlying Fund Prospectus.

This table shows the minimum and maximum total annual operating expenses incurred by the Portfolios that you indirectly pay during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing and/or distribution (12b-1) fees, and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2020, adjusted to reflect anticipated changes in fees and expenses, or, for new Portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in each Fund Prospectus.

	Minimum	Maximum
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.62%	1.69%
Range of total annual portfolio operating expenses after any waivers or expense reimbursements	0.59%	1.20%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Portfolios of their respective Funds which may reduce the Portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row above includes the effect of Fund waiver and/or expense reimbursement arrangements that are in effect. The waiver and/or reimbursement arrangements vary in length. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular Fund.

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. The maximum amounts reflected below include the maximum periodic Contract expenses, Contract Transaction Expenses, Separate Account annual expenses and the Portfolio with the highest fees and expenses for the year ended December 31, 2020. The maximum amounts also include the combination of living benefit and death benefit riders whose cumulative maximum charge expenses totaled more than any other rider combination. The riders included are Return of Purchase Payments Death Benefit and the Future Income Generator (Joint). The minimum amounts reflected below include the minimum periodic Contract expenses, Separate Account annual expenses and the Portfolio with the lowest fees and expenses for the year ended December 31, 2020. The minimum amounts also include the charge for the least expensive living benefit rider, but do not include the optional death benefit rider.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Purchase Payment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

• If you surrendered your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum	$1,427	$2,512	$3,635	$6,581
Minimum	$1,273	$2,057	$2,893	$5,196

• If you annuitized your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum	$1,427	$1,882	$3,185	$6,581
Minimum	$1,273	$1,427	$2,443	$5,196

• If you did not surrender, annuitize, but left your money in your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum	$617	$1,882	$3,185	$6,581
Minimum	$463	$1,427	$2,443	$5,196

In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of each Fund Prospectus. For more information on Contract fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see each Fund Prospectus. See the FINANCIAL HIGHLIGHTS (Condensed Financial Information) appendix in this Prospectus for condensed financial information about the Subaccounts.

YOUR INVESTMENT OPTIONS

Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your financial professional to help you choose the right Investment Options for your investment goals and risk tolerance.

You may choose among the different Variable Investment Options and the DCA Plus Fixed Option.

Your Variable Investment Options

We consider various factors when determining the Fund portfolios offered under this Contract. Such fund factors include some or all of the following: Fund reputation, asset class, investment objective, investment performance, manager and sub-adviser experience, brand recognition, portfolio share class, and portfolio expenses. We may also consider whether the underlying Fund makes fee payments for distribution and/or service fees (12b-1 fees), if a Fund affiliate makes fee payments for certain administrative support, or if the Fund is affiliated with us. See ADDITIONAL INFORMATION – Service Arrangements in this Prospectus and the underlying Fund prospectus for additional information.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

Each Variable Investment Option invests in a separate Fund Portfolio. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the applicable Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ EACH FUND PROSPECTUS CAREFULLY BEFORE INVESTING. You can obtain a Fund prospectus by contacting your financial professional or by visiting www.PacificLife.com.

All available Variable Investment Options are allowable Investment Options for rider purposes. However, the Fidelity VIP Government Money Market can only be used in the event an allowable Investment Option is liquidated by a Fund.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

Invesco V.I. Balanced-Risk Allocation Fund Series II	Total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.

AMERICAN FUNDS INSURANCE SERIES	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

American Funds IS Asset Allocation Fund Class 4	Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	Capital Research and Management CompanySM
American Funds IS Managed Risk Asset Allocation Fund Class P2	Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	Capital Research and Management CompanySM

BLACKROCK VARIABLE SERIES FUNDS, INC	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC

FIDELITY® VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

Fidelity® VIP FundsManager® 60% Portfolio Service Class 2	Seeks high total return.	Fidelity Management & Research Co. LLC.
Fidelity® VIP Government Money Market Portfolio Service Class*	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Co. LLC
* The Fidelity VIP Government Money Market can only be used in the event an allowable Investment Option is liquidated by a Fund.

FIRST TRUST VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	Seeks to provide total return by allocating among dividend-paying stocks and investment grade bonds.	First Trust Advisors L.P.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER
Franklin Allocation VIP Fund Class 4	Seeks capital appreciation, with income as a secondary goal.	Franklin Advisers, Inc.

IVY VARIABLE INSURANCE PORTFOLIOS	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER
Ivy VIP Asset Strategy Class II	Seeks to provide total return.	Ivy Investment Management Company; on or about May 3, 2021, the investment adviser will change to Delaware Management Company

JANUS ASPEN SERIES	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

Janus Henderson Balanced Portfolio Service Shares	Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

MFS® Total Return Series – Service Class	Seeks total return.	Massachusetts Financial Services Company

PACIFIC SELECT FUND*	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER
ESG Diversified Portfolio Class I	Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.	Pacific Life Fund Advisors LLC
Hedged Equity Portfolio Class I	Seeks to provide capital appreciation.	Pacific Life Fund Advisors LLC
PSF DFA Balanced Allocation Portfolio Class D	Seeks long-term growth of capital and low to moderate income	Pacific Life Fund Advisors LLC

Pacific Dynamix – Conservative Growth Portfolio Class I	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Moderate Growth Portfolio Class I	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Conservative Portfolio Class I	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate Portfolio Class I	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate-Conservative Portfolio Class I	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.	INVESTMENT GOAL	MANAGER/INVESTMENT ADVISER

State Street Total Return V.I.S. Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	SSGA Funds Management, Inc.

Your Fixed Option

The DCA Plus Fixed Option offers you a guaranteed minimum interest rate on amounts that you allocate to this option. You may only allocate Purchase Payments to the DCA Plus Fixed Option (you cannot make transfers from other Investment Options to the DCA Plus Fixed Option) and you may choose a Guarantee Term of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. Any amount allocated to this option will be transferred monthly (over the Guarantee Term) to one or more of the Variable Investment Option(s) you selected. You may also use the DCA Plus program, which invests in the DCA Plus Fixed Option, to transfer amounts to the allowable Investment Options to qualify for certain living benefit riders offered under your Contract. See LIVING BENEFIT RIDERS – Allowable Investment Options subsection and THE GENERAL ACCOUNT. Amounts you allocate to this option, and your earnings credited are held in our General Account. For more detailed information about this option, see THE GENERAL ACCOUNT.

PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, you must purchase a living benefit rider and work with your financial professional to fill out an application and submit it along with your initial Purchase Payment to Pacific Life & Annuity Company at P.O. Box 2736, Omaha, Nebraska 68103-2736.. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If your application and Purchase Payment are complete when received, or once they have become complete, we will issue your Contract within 2 Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Purchase Payment for more than 5 Business Days without your permission. In any case, we will not hold your initial Purchase Payment after 20 Business Days.

You may also purchase a Contract by exchanging your existing annuity. Some financial professionals may have a financial incentive to offer you this Contract in place of the one you already own. You should only exchange your existing contract for this Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase this Contract rather than continue your existing contract. Call your financial professional or call us at (800) 748-6907 if you are interested in this option.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal, state, and local tax reporting purposes.

The maximum age of a Contract Owner/Annuitant, including Joint Owners, Joint Annuitants, and Contingent Annuitants, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner (or any Annuitant in the case of a Non-Natural Owner) named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we issue the Contract and are subsequently notified after issuance that the death occurred prior to issue, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. The refund amount will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, In Proper Form, of the Contract Owner (or Annuitant in the case of a Non-Natural Owner), plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refunded assets may be subject to probate.

Making Your Investments (“Purchase Payments”)

Making Your Initial Purchase Payment

Your initial Purchase Payment must be at least $10,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts but we reserve the right to enforce the minimum initial Purchase Payment on Qualified Contracts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum initial Purchase Payment on Qualified Contracts. For Non-Qualified Contracts, if the entire minimum initial Purchase Payment is not included when you submit your application, you must establish a pre-authorized investment program. A pre-authorized investment program allows you to pay the remainder of the required initial Purchase Payment in equal installments over the first Contract Year. Further requirements for the pre-authorized investment program are discussed in the Pre-Authorized Investment Request form.

We reserve the right to reject additional Purchase Payments. You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. For purposes of this limit, the aggregate purchase payments are based on all contracts for which you are either owner and/or annuitant.

Making Additional Purchase Payments

If your Contract is Non-Qualified, you may choose to invest additional amounts in your Contract at any time. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan or the Internal Revenue Code (“the Code”). Each additional Purchase Payment must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. Currently, we are not enforcing the minimum additional Purchase Payment amounts but we reserve the right to enforce the minimum additional Purchase Payment amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum additional Purchase Payment amounts. Additional Purchase Payments will be allocated according to the instructions we have on file unless we receive specific allocation instructions.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider. If we decide to no longer accept Purchase Payments for any rider, we will not accept subsequent Purchase Payments for your Contract and you will not be able to increase your Contract Value or increase any protected amounts under your living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

• personal checks or cashier’s checks drawn on a U.S. bank,

• money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

• third party payments when there is a clear connection of the third party to the underlying transaction, and

• wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

• cash,

• credit cards or checks drawn against a credit card account,

• money orders or traveler’s checks in single denominations of $10,000 or less,

• starter checks,

• home equity checks,

• eChecks,

• cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

• third party payments if there is not a clear connection of the third party to the underlying transaction, and

• wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. Any unacceptable Purchase Payment inadvertently invested may be returned and the amount returned may be more or less than the amount submitted. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds or any refund during the check hold period will not exceed ten Business Days after we receive your withdrawal or “Right to Cancel” request In Proper Form. We will calculate the value of your proceeds as of the end of the Business Day we received your withdrawal or “Right to Cancel” request In Proper Form.

HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Purchase Payments among any of the available Investment Options we make available for the living benefit riders. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective on your Contract Date. Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in WITHDRAWALS – Right to Cancel (“Free Look”). If you purchased an optional living benefit rider, you must allocate your entire Contract Value to the allowable Investment Options made available for these riders. You may also use the DCA Plus program to transfer amounts to Allowable Investment Options. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right, with prior written notice, to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary.

Investing in Variable Investment Options

Each time you allocate your Purchase Payment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example: You allocate $600 to Subaccount A. At the end of the Business Day on which your allocation is effective, the value of one Unit in Subaccount A is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600 ($600 / $15 = 40).

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payments allocated to the Variable Investment Options may be worth more or less than the original Purchase

Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in Subaccount A will change to reflect the performance of the corresponding Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where  (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a + b + c

(a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

(b) = the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and

(c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see CHARGES, FEES AND DEDUCTIONS).

The Subaccount Unit Value may increase or decrease from one valuation period to another. For Subaccount Unit Values please go to www.PacificLife.com.

When Your Purchase Payment is Effective

Your initial Purchase Payment is effective on the Business Day we issue your Contract. Any additional Purchase Payment is effective on the Business Day we receive it In Proper Form. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests.

The day your Purchase Payment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 calendar days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. We will provide at least a 30 calendar day prior notice before we enforce the 30 calendar day waiting period after the Contract Date. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. If you purchased an optional living benefit rider, you may only transfer your Account Value to an allowable Investment Option made available for the riders or your rider will terminate. See the LIVING BENEFIT RIDERS – Investment Allocation Requirements subsection.

• Transfers are limited to 25 for each calendar year. If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year.

• Only 2 transfers in any calendar month may involve any of the following Investment Options:

BlackRock Global Allocation V.I. Fund	Fidelity® VIP FundsManager 60% Portfolio	First Trust/Dow Jones Dividend & Income Allocation Portfolio	Invesco V.I. Balanced-Risk Allocation Fund
MFS Total Return Series	State Street Total Return V.I.S. Fund

This restriction limits the total number of transfers involving any of the Investment Options in the group. For example, if you transfer from the MFS Total Return Series to the State Street Total Return V.I.S. Fund, that counts as one transfer for the calendar month. If you later transfer from the BlackRock Global Allocation V.I. Fund to the Invesco V.I. Balanced-Risk Allocation Fund, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• Only 2 transfers into or out of each of the following Investment Options may occur in any calendar month:

American Funds IS Asset Allocation Fund	American Funds IS Managed Risk Allocation Fund

This restriction limits the number of transfers involving any single Investment Option. For example, if you transfer from the American Funds IS Asset Allocation Fund to the American Funds IS Managed Risk Allocation Fund, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the Invesco V.I. Balanced-Risk Allocation Fund to the American Funds IS Asset Allocation Fund, that would be the second transfer in the calendar month involving the American Funds IS Asset Allocation Fund and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Janus Henderson Balanced Portfolio Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday.

For the purpose of applying the limitations, multiple transfers that occur on the same calendar day are considered 1 transfer. Transfers that occur as a result of the DCA Plus program, the dollar cost averaging program, the portfolio rebalancing program, or approved corporate owned life insurance policy rebalancing programs are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

There are no exceptions to the above transfer limitations in the absence of an error, a substitution of Investment Options, reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify you or your financial professional immediately.

Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT. Transfer requests are generally effective on the Business Day we receive them In Proper Form, unless you request a systematic transfer program with a future date.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may (with prior written notice) transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a financial professional or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

• not accepting transfer instructions from a financial professional acting on behalf of more than one Contract Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, with 30 calendar days advance written notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to 4 in any 12-month period. For purposes of applying the limitations, multiple exchanges that occur on the same calendar day are considered 1 exchange. See THE GENERAL ACCOUNT section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer 3 systematic transfer options: dollar cost averaging, DCA Plus, and portfolio rebalancing. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year. You can have only one DCA Plus or dollar cost averaging program in effect at one time.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Currently, we are not enforcing the minimum Account Value and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Detailed information appears in the SAI. We will provide you at least 30 calendar days prior notice before we enforce the minimum Account Value and/or transfer amounts on dollar cost averaging purchases.

DCA Plus

DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) currently over a period of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. The minimum amount for subsequent Purchase Payments is $250. Currently, we are not enforcing the initial or subsequent Purchase Payment minimum amounts but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 calendar day prior notice before we enforce the initial or subsequent Purchase Payment minimum amounts. Amounts allocated to the DCA Plus Fixed Option are held in our General Account and receive interest at rates declared periodically by us, but not less than the minimum guaranteed interest rate specified in your Contract (the “Guaranteed Interest Rate”). The DCA Plus program can also be used with allowable Investment Options to qualify for certain living benefit riders offered under your Contract. See THE GENERAL ACCOUNT.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g. 30% in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C). Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No front-end sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the Investment Options you selected. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

• the free withdrawal amount (see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge),

• the maximum annual withdrawal amount allowed under a living benefit rider (see LIVING BENEFIT RIDERS),

• death benefit proceeds, except as provided under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Non- Natural Owner section for certain Non-Natural Owners,

• amounts converted after the 1st Contract Anniversary to an Annuity Option (see ANNUITIZATION – Choosing Your Annuity Option), unless guaranteed variable annuity payments under Annuity Option 2 or 4 are subsequently redeemed (see ANNUITIZATION – Choosing Your Annuity Option),

• withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract,

• withdrawals after the 1st Contract Anniversary, if the Owner (or Annuitant in the case of a Non-Natural Owner) has been diagnosed on or after the Contract Date with a medically determinable condition that results in a life expectancy of 12 months or less and we are provided with medical evidence In Proper Form, or

• subject to medical evidence provided In Proper Form, after 90 calendar days from the Contract Date, full or partial withdrawals while the Owner (or Annuitant in the case of a Non-Natural Owner) has been confined to an accredited nursing home for 30 calendar days or longer and was not confined to the nursing home on the Contract Date.

The nursing home waiver applies only to withdrawals made while the Owner (or Annuitant in the case of a Non-Natural Owner) is in a nursing home or within 90 calendar days after the Owner (or Annuitant in the case of a Non-Natural Owner) leaves the nursing home. In addition, the nursing home confinement period for which you seek the waiver must begin after the Contract Date. In order to use this waiver, you must submit with your withdrawal request the following documents:

• an admittance form which shows the type of facility the Owner (or Annuitant in the case of a Non-Natural Owner) entered, and

• a bill from the nursing home which shows that the Owner (or Annuitant in the case of a Non-Natural Owner) met the 30 calendar day nursing home confinement requirement.

An accredited nursing home is defined as a home or facility that:

• is operating in accordance with the law of jurisdiction in which it is located,

• is primarily engaged in providing, in addition to room and board, skilled nursing care under the supervision of a duly licensed physician, and

• provides continuous 24 hour a day nursing service by or under the supervision of a registered nurse, and maintains a daily record of the patient.

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the day preceding your next Contract Anniversary. Beginning on the day preceding your next Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

“Age” of Payment in Years:	Withdrawal Charge as a Percentage of the Purchase Payment Withdrawn
1	9%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8 or more	0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the “oldest” Purchase Payment withdrawn first and before any deduction for other charges due or taxes are made. We also account for any eligible Purchase Payments that are still in the surrender charge period—the period in which a Purchase Payment is still subject to a Withdrawal Charge—that may be withdrawn without incurring a withdrawal charge (e.g. free 10%). See WITHDRAWALS – Optional Withdrawals – Withdrawals Free of a Withdrawal Charge. The withdrawal charge will be deducted proportionately among all Investment Options from which your withdrawal occurs. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount.

For example: You make an initial Purchase Payment of $10,000 in Contract Year 1 and make an additional Purchase Payment of $7,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3 you make a withdrawal of $9,000. At this point, total Purchase Payments equal $17,000, Earnings equal $2,000, and the “age” of the applicable Purchase Payments withdrawn is 3 Years. Earnings ($2,000) and 10% of all remaining Purchase Payments made ($1,700) may be withdrawn free of a withdrawal charge per Contract year. The amount of the withdrawal charge applied would be $371 ($9,000 - $2,000 - $1,700 = $5,300; $5,300 x 7% = $371).

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the withdrawal charge amount. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.

Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contract (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” The risk that the expense charges and fees under the Contract and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate equal to 0.90% of each Subaccount’s assets.

The Risk Charge will stop at the Annuity Date (the Risk Charge will be assessed on the Annuity Date then discontinue thereafter) if you select fixed annuity payments. The Risk Charge (excluding any increase for optional benefits) will continue after the Annuity Date if you choose variable annuity payments, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

Increase in Risk Charge if an Optional Death Benefit Rider is Purchased

We increase your Risk Charge by an annual rate equal to 0.15% of each Subaccount’s assets if you purchase the Return of Purchase Payments Death Benefit .. The total Risk Charge annual rate will be 1.05%. Any increase in your Risk Charge will not continue after the Annuity Date.

See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account, issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.25% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A correlation will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable payout option. We do not intend to realize a profit from this fee.

Annual Fee

We will charge you an Annual Fee of $50.00 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Contract Value (on a pro rated basis for that Contract Year) if your Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts. Any portion of the Annual Fee we deduct from any of our fixed options (if available under the Contract) will not be greater than the annual interest credited in excess of that fixed option’s minimum guaranteed interest rate.

Living Benefit Rider Charges

The following disclosure applies to the Future Income Generator and Enhanced Income Select 2 (Single) or (Joint) Riders.

A living benefit rider must be selected at the time this Contract is purchased. We will deduct an annual rider charge from your Investment Options on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract.

The charge is deducted every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The rider charge will be deducted while the rider remains in effect and when the rider terminates. The charge is deducted in arrears each Quarterly Rider Anniversary.

If your rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted on that anniversary. If the rider terminates prior to a Quarterly Rider Anniversary, a prorated charge will be deducted on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day your rider terminates. The charge will be determined as of the day your rider terminates.

If your rider terminates as a result of the death of the Designated Life (all Designated Lives for a Joint Life Rider) or when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

Once your Contract Value is zero, the rider annual charge will no longer be deducted beginning the quarter after the Contract Value is zero. In addition, we will waive the rider charge for the quarter in which full annuitization of the Contract occurs and the rider annual charge will no longer be deducted.

The rider annual charge percentage in effect on the Rider Effective Date is guaranteed not to change once a rider is issued - even if an Automatic Reset or Owner-Elected Reset under the rider occurs. You will find the current annual charge percentage in the Rate Sheet Prospectus Supplement applicable to your Contract. You can find more information about Protected Payment Base and an Automatic Reset or Owner-Elected Reset for each applicable rider in the LIVING BENEFIT RIDERS section.

Annual Charge Percentage Table

Living Benefit Rider	Maximum Annual Charge Percentage Under the Rider	To determine the amount to be deducted, the Annual Charge Percentage[1] is multiplied by the:	The Charge is deducted on each:
Future Income Generator (Single)	2.50%	Protected Payment Base[2]	Quarterly Rider Anniversary
Future Income Generator (Joint)	2.75%	Protected Payment Base[2]	Quarterly Rider Anniversary
Enhanced Income Select 2 (Single)	2.50%	Protected Payment Base[2]	Quarterly Rider Anniversary
Enhanced Income Select 2 (Joint)	2.75%	Protected Payment Base[2]	Quarterly Rider Anniversary

1 The quarterly charge is ¼ of the annual charge percentage multiplied by the Protected Payment Base.

2 The Protected Payment Base is defined in the Rider Terms subsection for each rider referenced above. See the LIVING BENEFIT RIDERS section for each rider.

See Mortality and Expense Risk Charge and Optional Death Benefit Rider Charge for the Return of Purchase Payment Death Benefit charge information.

Premium Taxes

A tax may be imposed on your Purchase Payments (“premium tax”) at the time your Purchase Payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Currently, the state of New York does not impose premium taxes on the sale of this type of product. However, future changes in facts or state law may require premium tax charges. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Premium tax is charged according to the rate determined by your state of residence at the time of annuitization.

If we pay any premium taxes attributable to Purchase Payments, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Purchase Payments we have received. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the transaction amount, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Any such charge deducted from the Contract Value will be deducted on a proportionate basis. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Investing in Variable Investment Options – Calculating Subaccount Unit Values to see how such charges are deducted from the Separate Account. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only waive or reduce such charges on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver and reduced charge programs at any time, including for issued Contracts.

Fund Expenses

Your Variable Account Value reflects advisory fees, any service and distribution (12b-1) fees, and other expenses incurred by the various Fund Portfolios, net of any applicable reductions and/or reimbursements. These fees and expenses may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Expenses of fund of funds Investment Options may be higher than non fund of funds Investment Options due to the two tiered level of expenses involving both the fund-of-fund portfolio’s fees and expenses as well as the proportional share of the fees and expenses of the underlying funds in which the fund-of-fund portfolio invests. See the Fund prospectuses for detailed portfolio expenses and other information before investing.

ANNUITIZATION

Selecting Your Annuitant

When you submit your Contract application, you must choose a sole Annuitant or Joint Annuitants. You must make your choices based on the following:

• If you are buying a Non-Qualified Contract, you may choose yourself as the Annuitant, another person as the Annuitant, or you may choose Joint Annuitants. If you do not choose Joint Annuitants when your Contract is issued, you may only add a Joint Annuitant on the Annuity Date. You may choose a Contingent Annuitant only if you have a sole Annuitant (cannot have Joint Annuitants and a Contingent Annuitant at the same time). You may add or change the Contingent Annuitant prior to the Annuity Date, provided the Contingent Annuitant is not the sole surviving Annuitant. If the Contract is owned by a Non-Natural Owner, you may not designate a Contingent Annuitant.

• If you are buying a Qualified Contract, you must be the sole Annuitant. You may only add a Joint Annuitant on the Annuity Date and no Contingent Annuitant can be chosen.

No Annuitant (sole, Joint or Contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

If the sole surviving Annuitant predeceases the Owner, the Owner (or youngest Owner if there are Joint Owners) becomes the Annuitant.

Annuitization

Annuitization occurs on the Annuity Date when you convert your Contract from the accumulation phase to the annuitization (income) phase. You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Contract Value, less any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $2,000. We will send the annuity payments to the payee that you designate.

If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any Annual Fee, and any applicable rider charge. This option of distribution may or may not be available, or may be available only for certain types of contracts. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $2,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax advisor for information on full or partial annuitization.

If you annuitize only a portion of your Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. The second Annuity Date may not be later than the date specified in the Choosing Your Annuity Date section of this Prospectus. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. If you annuitize a portion of your Contract Value for a period certain of at least 10 years or for the life or life expectancy of the annuitant(s), the annuitized portion will be treated as a separate Contract for the purpose of determining the taxable amount of the payments. We recommend that you contact a qualified tax advisor for more information if you are interested in this option.

Distributions made due to a request for partial annuitization are treated as withdrawals for Contract purposes and may adversely affect living benefit and optional death benefit rider benefits. Work with your financial professional prior to requesting partial annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, In Proper Form, at least 10 Business Days prior to the earlier of your current Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Owner’s attained age 59½. See FEDERAL TAX ISSUES.

If you have a sole Annuitant, your Annuity Date cannot be later than the sole Annuitant’s 95th birthday. If you have Joint Annuitants, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. Different requirements may apply as required by any applicable state law or the Code. We may, at our sole discretion, allow you to extend your Annuity Date. We reserve the right, at any time, to not offer any extension to your Annuity Date regardless of whether we may have granted any extensions to you or to any others in the past. Some Broker/Dealers may not allow their clients to extend the Annuity Date beyond age 95.

If your Contract is a Qualified Contract, you may also be subject to additional restrictions. In order to meet the Code minimum distribution rules, your Required Minimum Distributions (RMDs) may begin earlier than your Annuity Date. For instance, under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant not later than the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his or her Beneficiary) must begin no later than the RBD. For more information see FEDERAL TAX ISSUES.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies. If you have a Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday. Certain Qualified Contracts may require distributions to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $2,000) and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccount proportionate to your Account Value in each.

Additionally:

• If you have a Non-Qualified Contract, your default Annuity Option will be Life with a ten year Period Certain.

• If you have a Qualified Contract, your default Annuity Option will be Life with a five year Period Certain or a shorter period certain as may be required by federal regulation. If you are married, different requirements may apply. Please contact your plan administrator for further information, if applicable.

• If the net amount is less than $2,000, the entire amount will be distributed in one lump sum.

Choosing Your Annuity Option

You should carefully review the Annuity Options with a qualified tax advisor, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

You may make 3 basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed- dollar amount and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Payment Options

You may choose fixed annuity payments based on a fixed rate and the 2012 Individual Annuity Mortality Period Life Table with the ages set back 10 years, variable annuity payments that vary with the investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into fixed annuity payments and another portion into variable annuity payments.

If you select fixed annuity payments, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a Joint and Survivor Life annuity with reduced survivor payments when the Primary Annuitant dies. Any net amount you convert to fixed annuity payments will be held in our General Account (but not under any fixed option).

If you select variable annuity payments, you may choose as many Variable Investment Options as you wish. The amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected and may be more or less than a fixed payment option. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to 4 times in any 12 month period. How your Contract converts into variable annuity payments is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI. We reserve the right to limit the Subaccounts available, to change the number and frequency of exchanges and to change the number of Subaccounts you may choose.

Annuity Options

Four Annuity Options are currently available under the Contract, although additional options may become available in the future. You may select either fixed or variable payment options. For other Annuity Options available through living benefit riders, see the LIVING BENEFIT RIDERS section and also see the Other Annuity Options section below.

1. Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant passes away after the first payment has processed, payments will cease and there would be no death benefit

2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts based on your life expectancy and/or to a period certain not to exceed 10 years and this option may be restricted for certain Qualified Contracts or Qualified Plans. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payments would be made. If the Annuitant dies after the first payment has processed, payments will continue for any remainder of the Period Certain time frame.

If a Life with Period Certain annuity option provides for payments of the same amount for different Periods Certain at some ages, we will assume that your selection was for the longest Period Certain available for your age.

3. Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments during the lifetime of the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants pass away after the first payment has processed, payments will cease and there would be no death benefit.

4.  Period Certain Only. Periodic payments are made to the designated payee, guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). Additional guaranteed time periods may become available in the future. Before you annuitize your Contract, please contact us for additional guaranteed time period options that may be available. The guaranteed period may be limited on Qualified Contracts based on your life expectancy and/or to a period certain not to exceed 10 years and this option may be restricted for certain Qualified Contracts or Qualified Plans. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payments would be made. If the Annuitant dies after the first payment has processed, payments will continue for any remainder of the Period Certain time frame.

Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.

Additionally, if variable payments are elected under Annuity Options 2 and 4 (Life with Period Certain and Period Certain Only, respectively), or Joint Life with Period Certain (see the Other Annuity Options subsection below), you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional annuity payments during the remaining guaranteed period after the redemption. If Annuity Option 2 or Joint Life with Period Certain was elected and the Annuitant is alive at the end of the guaranteed period, annuity payments will resume until the Annuitant’s death. The amount available upon full redemption would be the present value of any remaining guaranteed payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and free withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge). If you have a Qualified Contract, there may be adverse tax implications if you elect to redeem any remaining variable payments in a single sum. Work with your tax advisor before making such an election.

For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 5%. Assuming the free withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $235 (($5,000 - $300) x 5% = $235). No withdrawal charge will be imposed on a redemption if:

• the Annuity Option is elected as the form of payments of death benefit proceeds, or

• the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

Full or partial redemptions of remaining guaranteed variable payments are explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

• the Owner;

• the Joint Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If any Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

• the Joint Owner;

• the Beneficiary; or

• the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

For Qualified Contracts, please refer to the Choosing Your Annuity Date section in this Prospectus. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Other Annuity Options

Additional annuity payment options we currently offer are:

• Life with Cash Refund (fixed only). Periodic payments are made to the designated payee during the Annuitant’s lifetime. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant dies after the Annuity Date and the total of all annuity payments received is less than the amount annuitized, an amount equal to the amount annuitized less the total annuity payments made, will be made in a single sum.

• Life with Installment Refund (fixed only). Periodic payments are made to the designated payee during the Annuitant’s lifetime. If the Annuitant dies after the Annuity Date but before the total of all annuity payments made equals or exceeds the amount annuitized, annuity payments will continue to be made until the total amount of annuity payments made equals the amount annuitized; the final annuity payment may be less than the periodic annuity payment. Annuitization becomes effective when the first payment is processed. If the Annuitant dies prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If the Annuitant dies and the total amount of annuity payments made is equal to or exceeds the amount annuitized, then no additional annuity payments will be made. This annuity option is not available for Qualified Contracts.

• Joint Life with Cash Refund (fixed only). Periodic payments are made to the designated payee during the lifetimes of the Primary Annuitant and Joint Annuitant. If both Annuitants die before the total of all annuity payments made equal the amount annuitized, an amount equal to the amount annuitized, less total annuity payments made under the Contract, will be made in a single sum. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die and the total amount of annuity payments made under the Contract is equal to or exceeds the amount annuitized, then no additional lump sum or annuity payments will be paid. This option may be restricted for certain Qualified Contracts or Qualified Plans.

• Joint Life with Installment Refund (fixed only). Periodic Payments are made to the designate payee during the lifetimes of the Primary Annuitant and Joint Annuitant. If both Annuitants die before the total of all annuity payments made equals or exceeds the amount annuitized, annuity payments will continue to be made until the total amount of annuity payments made equals the amount annuitized; the final annuity payment may be less than the periodic annuity payment. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die and the total amount of annuity payments made under the Contract is equal to or exceeds the amount annuitized, then no additional annuity payments will be paid. This annuity option is not available for Qualified Contracts.

• Joint Life with Period Certain (fixed or variable). Periodic payments are made to the designated payee during the Primary Annuitant’s lifetime, with payments guaranteed for a specified period. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election or until the end of the period certain period, whichever is later. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts based on your life expectancy and/or to a period certain not to exceed 10 years and this option may be restricted for certain Qualified Contracts and Qualified Plans. Annuitization becomes effective when the first payment is processed. If one or both Annuitants die prior to the first payment the death benefit would be calculated as described under the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section of the Prospectus and no annuity payment would be made. If both Annuitants die after the first payment has been processed, payments will continue for any remainder of the Period Certain time frame.

We may discontinue offering any of the additional annuity options referenced above or add additional annuity options in the future. If we discontinue offering or add additional annuity options, we will amend this Prospectus to reflect any changes.

Your Annuity Payments

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The variable payment amount will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next Business Day.

Your initial annuity payment must be at least $20. Depending on the amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 1.0% and the 2012 Individual Annuity Mortality Period Life Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 4% and the 2012 Individual Annuity Mortality Period Life Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract on the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment and a lower assumed investment return would mean a lower first variable annuity payment. However, subsequent payments would increase only when actual net investment performance exceeds the assumed rate and would fall when actual net investment performance is less than the assumed rate. If the actual net investment performance is a constant 4% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS

Death Benefits

Death benefit proceeds may be payable before the Annuity Date upon the death of the first Owner or any Annuitant in the case of a Non-Natural Owner, while the Contract is active. Any death benefit payable will be calculated on the “Notice Date”, which is the Business Day on which we receive, In Proper Form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple Beneficiaries, death benefit proceeds will be calculated when we first receive proof of death and instructions, In Proper Form, from any Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any charges for premium taxes and/or other taxes, if proceeds are used to purchase an Annuity Option from us. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The Owner’s spouse may continue the Contract (see Death Benefits – Spousal

Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. State unclaimed property regulations may shorten the amount of time a recipient has to make a death benefit election. A recipient should consult a qualified tax advisor before making a death benefit election.

The death benefit proceeds will be paid to the first among the following who is (1) living; or (2) an entity entitled to receive the death benefit proceeds, in the following order:

• Owner,

• Joint Owner,

• Beneficiary, or

• Contingent Beneficiary.

If a contract has Joint Owners, and the surviving Joint Owner dies before the Notice Date, the death benefit proceeds will be paid to the Beneficiary or Contingent Beneficiary. If none of the above are living (or if there is no entity entitled to receive the death benefit proceeds) on the date of death, the proceeds will be payable to the Owner’s estate.

Death Benefit Amount

The Death Benefit Amount as of any Business Day, before the Annuity Date, is equal to the Contract Value as of that Business Day. We calculate the Death Benefit Amount as of the Notice Date and the death benefit will be paid in accordance with the Death Benefit Proceeds section above.

Spousal Continuation

Generally, a sole surviving Beneficiary or sole surviving Joint Owner who is the deceased Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, or the Annuity Date. The spousal continuation election must be made by the fifth anniversary of the death of the Contract Owner for Non-Qualified Contracts, or by December 31 of the calendar year in which the fifth anniversary of the Contract Owner’s death falls for Qualified Contracts. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds.

If the optional Return of Purchase Payments Death Benefit is purchased. An Add-In Amount may be added to the death benefit proceeds if the surviving spouse continues the Contract. This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable to the spouse as the designated recipient of the death benefit. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment.

Example: On the Notice Date, the Owner’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000 - $85,000 = $15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

The continuing spouse is subject to the same fees, charges and expenses applicable to the deceased Owner of the Contract.

A Joint Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract. Under IRS Guidelines, once a surviving spouse continues the Contract, the Contract may not be continued again in the event the surviving spouse remarries. Please refer to the living benefit rider attached to your Contract to determine how any guaranteed amounts may be affected when a surviving spouse continues the Contract.

Death of Annuitant

If an Annuitant (who is not an Owner) dies and there is a surviving Joint Annuitant, the surviving Joint Annuitant becomes the Annuitant. If there is no surviving Joint Annuitant but there is a Contingent Annuitant, the Contingent Annuitant becomes the Annuitant. If there is no surviving Joint Annuitant or Contingent Annuitant, the youngest Owner becomes the Annuitant, provided that the Owner is not a Non-Natural Owner. No death benefit will be paid, except as otherwise provided under the Death Benefit Proceeds section.

Death of Owner

If any Owner dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount under the Contract as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Natural Owner

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 of the Code, the Annuitant (either Annuitant if there are Joint Annuitants) will be treated as the Owner of the Contract for purposes of the Non-Qualified Contract Distribution Rules. If there are Joint or Contingent Annuitants, the death benefit proceeds will be payable on proof of death of the first annuitant. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner (however, under the terms of your Contract, you cannot change the Primary Annuitant). The Death Benefit Amount will be: (a) the Contract Value, if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Contract Value, less any Annual Fee, withdrawal charge and charges for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution and will be paid in accordance with the Death Benefits Proceeds section and in accordance with the federal income tax distribution at death rules discussed in the FEDERAL TAX ISSUES section.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the 5th anniversary of the Contract Owner’s death, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 calendar days of our receipt of proof, In Proper Form, of the Owner’s death or, if earlier, 60 calendar days (or shorter period as we permit) prior to the 1st anniversary of the Owner’s death, the option to receive annuity payments is no longer available. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for Life, Life with Period Certain, Period Certain or a Scheduled Payout Option. Any Life with Period Certain or Period Certain payout period is 5 through 30 years, but cannot exceed the life expectancy of the Beneficiary. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Qualified Contract Distribution Rules

Under Treasury regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401 408, or 408A of the Code distributions to the Beneficiary must satisfy the Required Minimum Distribution (RMD) rules of Code Section 401(a)(9). For Owner/Annuitants who die after December 31, 2019, the RMD rules for Beneficiaries who inherit an account or IRA are different depending on whether the Beneficiary is an “Eligible Designated Beneficiary” (EDB) or not. An EDB includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the Owner/Annuitant. Certain trusts created for the exclusive benefit of disabled or chronically ill Beneficiaries are included. These EDBs may take their distributions over the Beneficiary's life expectancy and those distributions must commence by December 31st of the year following the death of the Owner/Annuitant. However, minor children must still take remaining distributions within 10 years of reaching age 18. Additionally, a surviving spouse Beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained age 72, or when the surviving spouse turns 72.

Designated Beneficiaries, who are not an EDB, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant.

Non-designated Beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death unless the owner dies after commencing his or her RMD payments.

If the Owner/Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the non-designated Beneficiary at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

You are responsible for monitoring distributions that must be taken to meet IRS guidelines.

The Owner may designate that the Beneficiary will receive death benefit proceeds in a lump sum, or through annuity payments for a Period Certain of 5 through 9 years. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot change or revoke the Owner’s instructions regarding the payment of death benefit proceeds.

Return of Purchase Payments Death Benefit

This optional Rider allows you to have your Death Benefit Amount, as of the Notice Date, be the greater of the Contract Value or the Total Adjusted Purchase Payments. The Notice Date is the day on which we receive, In Proper Form, proof of death and instructions regarding payment of any death benefit proceeds. An Owner change may only be elected if the age of any new Owner is 85 years or younger on the effective date of the Owner change (see the Owner Change subsection below).

Purchasing the Rider

You may purchase this optional Rider at the time your application is completed and before your Contract is issued. You may not purchase this Rider after the Contract Date. This Rider may only be purchased if the age of each Owner and Annuitant is 85 or younger on the Contract Date.

Rider Terms

Total Adjusted Purchase Payments – The sum of all Purchase Payments made to the Contract, reduced by a Pro Rata Reduction for each prior withdrawal, including compliant withdrawals under the withdrawal benefit rider or RMDs. This amount may be adjusted if there is an Owner change.

Pro Rata Reduction – The reduction percentage that is calculated at the time of the withdrawal by dividing the amount of each withdrawal by the Contract Value immediately prior to the withdrawal. The reduction made, when the Contract Value is less than the sum of all Purchase Payments made into the Contract, may be greater than the actual amount withdrawn.

How the Rider Works

Upon the death of the first Owner (any Annuitant for Non-Natural Owners), before the Annuity Date, the Death Benefit Amount under this rider will be equal to the greater of (a) or (b) below:

(a) the Contract Value as of the Notice Date.

(b) Total Adjusted Purchase Payments as of the Notice Date.

Owner Change

If there is an Owner change to someone other than the previous Owner’s spouse, to a Trust or non-natural entity where the Owner and Annuitant are not the same person prior to the Owner change, or if an Owner is added that is not the Owner’s spouse, the Total Adjusted Purchase Payments will be reset to equal the lesser of:

• the Contract Value as of the effective date of the Owner change (“Change Date”), or

• Total Adjusted Purchase Payments as of the Change Date.

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by any Pro Rata Reduction for any withdrawals made after the Change Date. An Owner change to a Trust or non-natural entity where the Owner and the Annuitant are the same person prior to the Owner change will not trigger a reset.

Any death benefit paid under this Rider will be paid in accordance with the Death Benefit Proceeds subsection.

See the RETURN OF PURCHASE PAYMENTS DEATH BENEFIT SAMPLE CALCULATIONS APPENDIX.

Termination

The Rider will remain in effect until the earlier of:

• a full withdrawal of the amount available for withdrawal is made under the Contract,

• when death benefit proceeds become payable under the Contract (except where the spouse of the deceased Owner continues the Contract, see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Spousal Continuation),

• the Contract is terminated in accordance with the provisions of the Contract, or

• the Annuity Date.

The Rider may not otherwise be cancelled.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Owner (or Annuitant in the case of a Non-Natural Owner) is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. If you surrender your Contract it will be terminated as of the Effective Date of the withdrawal. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. However, partial withdrawals from any fixed option in any Contract Year may be subject to restrictions. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option and with prior written notice, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

Distributions made due to divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may result in a withdrawal charge assessment.

Amount Available for Withdrawal

The amount available for withdrawal is your Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, rider Charges, withdrawal charge, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. If you own living benefit riders, taking a withdrawal before a certain age or a withdrawal that is greater than the allowed annual withdrawal amount under a rider, may result in adverse consequences such as a reduction in rider benefits, failure to receive lifetime withdrawals under the rider, or termination of the rider.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawals Free of a Withdrawal Charge

Subject to the amount available for withdrawal provisions described above, during a Contract Year you may withdraw your Earnings plus your “eligible Purchase Payments” without incurring a withdrawal charge. Eligible Purchase Payments include 10% of all remaining Purchase Payments at the beginning of a Contract Year that have an “age” of less than 8 years, plus 10% of any Purchase Payments received during the Contract Year plus 100% of any remaining Purchase Payments that have an age of 8 years or more. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still subject to the withdrawal charge. Withdrawals of mandatory required minimums from certain Qualified Plans and the maximum annual withdrawal amount allowed under a living benefit rider count towards the calculation of the free withdrawal amount for a Contract Year. Any portion of your eligible Purchase Payments not withdrawn during a Contract Year may not be carried over to the next Contract Year.

For example:: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charge (your remaining Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300. In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300; $15,300 represents the remaining Purchase Payments) free of any withdrawal charges.

The free 10% may also apply to redemptions made after the Annuity Date. See ANNUITIZATION – Choosing Your Annuity Option – Annuity Options for Free Withdrawal amounts that apply to redemptions after the Annuity Date.

Qualified Contracts have special restrictions on withdrawals. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required distributions from certain Qualified Contracts are included within the calculations. For additional information, see Special Restrictions Under Qualified Plans below.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semi-annual or annual withdrawals. Currently, we are not enforcing the minimum Contract Value amount but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum Contract Value amount. Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a tax penalty of 10% if you have not reached age 59½. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. Additional information and options are set forth in the SAI. If you have a guaranteed minimum withdrawal benefit rider in effect, pre-authorized withdrawals cannot take place on your Contract Anniversary.

Special Requirements for Withdrawals and Payments to Third Party Payees

Withdrawals may not be directed to individual third-party payees. If you wish to have a full or partial withdrawal check made payable to a third-party payee that is a financial institution, trust, or charity, you must provide complete instructions and the request may require an original signature and/or signature guarantee.

Special Restrictions Under Qualified Plans

Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) except in cases of your:

• severance from employment,

• death,

• disability as defined in Section 72(m)(7) of the Code,

• distributions upon termination of a Qualified Plan,

• reaching age 59½, or

• hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, or investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a tax penalty of 10% if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX ISSUES. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to withdrawals from Contracts issued to Qualified Plans are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax advisor and/or your Plan Administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. We will normally send the proceeds within 7 calendar days after your request is effective. See ADDITIONAL INFORMATION - Timing of Payments and Transactions. If a Purchase Payment is made by check and you submit a withdrawal request immediately afterwards, we may hold the check and the payment of any withdrawal proceeds may be delayed until we receive confirmation in our Service Center that your check has cleared. In general, a delay of the payment of withdrawal proceeds during the check hold period will not exceed ten Business Days after we receive your withdrawal request In Proper Form. If we delay the payment of withdrawal proceeds during the check hold period, we will calculate the value of your withdrawal proceeds as of the end of the Business Day we received your withdrawal request In Proper Form.

Tax Consequences of Withdrawals

All withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax advisor before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX ISSUES.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-calendar day period beginning on the calendar day you receive your Contract. If you are replacing another annuity contract or life insurance policy, the Free Look Period ends 60 calendar days after you receive your Contract.

The amount of your refund may be more or less than the Purchase Payments you have made. If a Purchase Payment is made by check other than a cashier’s check, we may hold the check and the payment of any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Service Center that your check has cleared. If you return your Contract and provide cancellation instructions, it will be cancelled as of the date we receive your Contract and cancellation instructions In Proper Form. You will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges. Your refund amount may be subject to income tax consequences, which include tax penalties. You should consult with a qualified tax advisor before cancelling your Contract for a refund.

If your Contract was issued as an IRA and you return your Contract within 7 calendar days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value, plus any amount that may have been deducted as Contract fees and charges.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested, we will comply with state requirements and your Purchase Payments will be held in the Fidelity VIP Government Money Market. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page.

LIVING BENEFIT RIDERS

General Information

You must purchase a guaranteed minimum withdrawal benefit rider with this Contract. Riders are subject to availability (including state availability) and may be discontinued for purchase at any time. If we decide to discontinue offering an optional rider, we will amend this Prospectus. Before purchasing any rider, make sure you understand all of the terms and conditions and consult with your financial professional for advice on whether a rider is appropriate for you. Your election to purchase a living benefit rider must be received In Proper Form.

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments for a rider. If we decide to no longer accept Purchase Payments for any rider, we will not accept subsequent Purchase Payments for your Contract and you will not be able to increase your Contract Value or increase any protected amounts under your living benefit rider by making additional Purchase Payments into your Contract. We may reject or restrict additional Purchase Payments to help protect our ability to provide the guarantees under these riders (for example, changes in current economic factors or general market conditions). If we decide to no longer accept Purchase Payments, we will provide at least 30 calendar days advance written notice. See the Subsequent Purchase Payments subsection of the riders for additional information.

Living benefit riders available through this Contract, for an additional cost, are categorized as guaranteed minimum withdrawal benefit riders. The following is a list of riders currently available:

Guaranteed Minimum Withdrawal Benefit

• Future Income Generator (Single or Joint)

• Enhanced Income Select 2 (Single or Joint)

The guaranteed minimum withdrawal benefit riders focus on providing an income stream for life through withdrawals during the accumulation phase, if certain conditions are met. The riders vary in the percentage that may be withdrawn each year, how long the withdrawals may last (for example, for a single life or for joint lives), or if you can carry over any allowed withdrawal amounts not withdrawn in a prior Contract Year. The riders also offer the potential to lock in market gains on each Contract Anniversary, which are used to calculate annual rider withdrawal limits. Such “locked-in” market gains are not added to the Contract Value, withdrawable as a lump sum, payable as a death benefit, or used in calculating any annuity option under the Contract before the maximum Annuity Date but may increase the annual amount you may withdraw each year under the rider. If the Designated Life (or youngest Designated Life for joint versions) is at or above age 59½, the riders provide an income stream regardless of market performance, even if your Contract Value is reduced to zero (such as through withdrawals (except Excess Withdrawals), fees, or market performance). If the Designated Life (youngest Designated Life for joint versions) is below age 59½ and your Contract Value goes to zero (such as through withdrawals, fees, or market performance) the rider will terminate.

Withdrawals made under the riders are from the Contract Owner’s Contract Value until the Contract Value goes to zero. We are only required to make lifetime income payments to the Contract Owner once the Contract Value is reduced to zero (except due to Early and Excess Withdrawals), which may not occur.

Below is a comparison of some of the guaranteed minimum withdrawal benefit rider features. Working with your financial professional, see the individual rider descriptions after this section for complete information about each rider and its features and benefits.

	Future Income Generator (Single or Joint)	Enhanced Income Select 2 (Single or Joint)
Purchase	At Contract issue	At Contract issue
Investment Option	YES – Contract Value must be allocated according to the	YES – Contract Value must be allocated according to the

	Future Income Generator (Single or Joint)	Enhanced Income Select 2 (Single or Joint)
Limitations	Investment Allocation Requirements described below.	Investment Allocation Requirements described below.
Maximum Issue Age	85 or younger	85 or younger
Lifetime Withdrawals	YES	YES

Age Lifetime Withdrawals Begin	59½ (the youngest Designated Life for Joint rider)	59½ (the youngest Designated Life for Joint rider)

Annual Credit	YES	YES
Income Rollover Amount	NO	YES

Guaranteed Withdrawal Percentage	Before Age 59½ 0% See Rate Sheet Supplement applicable to your Contract	Before Age 59½ 0% See Rate Sheet Supplement applicable to your Contract

Resets	YES – Automatic or Owner-Elected	YES – Automatic or Owner-Elected

Exchanges Between Single and Joint Riders	NO	NO
Spousal Continuation of Single Rider	NO	NO – But may repurchase rider on any subsequent Contract Anniversary
Loans	NO	NO
Termination by Request	NO	NO

You can find complete information about each rider and its key features and benefits below.

You must purchase a living benefit rider on the Contract Date. Your purchase of a living benefit rider must be received In Proper Form. You can find complete purchasing and eligibility information about each living benefit rider in the Purchasing Your Rider subsection of each rider.

Distributions made due to a request for partial annuitization, divorce instructions or under Code Section 72(t)/72(q) (substantially equal periodic payments) are treated as withdrawals for Contract purposes and may adversely affect rider benefits.

Taking a withdrawal before 59 ½ , during the term which an annual credit may be applied, or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under a particular rider may result in adverse consequences such as a permanent reduction in rider benefits, the failure to receive lifetime withdrawals under a rider, or termination of the rider. If you would like to make an excess withdrawal and are uncertain how an excess withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of the excess withdrawal.

The living benefit riders allow for owner elected Resets. If you elect to Reset, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary (“60 day period”) on which the Reset is effective. We may, at our sole discretion, allow Resets after the 60 calendar day period. We reserve the right to refuse a Reset request after the 60 calendar day period regardless of whether we may have allowed you or others to Reset in the past. Each Contract Anniversary starts a new 60 calendar day period in which a Reset may be elected.

Some broker/dealers may limit their clients from purchasing some living benefit riders based upon the client’s age or other factors. You should work with your financial professional to decide whether a living benefit rider is appropriate for you.

Work with your financial professional to review the different riders available for purchase, how they function, how the riders differ from one another, and to understand all of the terms and conditions of a living benefit rider prior to purchase.

Investment Allocation Requirements

You must allocate your entire Contract Value to Investment Options we make available for these Riders. You may allocate your Contract Value 100% among the allowable Investment Options. You may also use the DCA Plus program to transfer amounts to Investment Options listed below.

Allowable Investment Options

All available Investment Options are allowable Investment Options for rider purposes. However, the Fidelity VIP Government Money Market can only be used in the event an allowable Investment Option is liquidated by a Fund.

You may transfer your entire Contract Value between an allowable Investment Options, subject to certain transfer limitations and availability. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

We currently do not offer any asset allocation programs or models. We reserve the right to add an asset allocation model or program as an additional optional Investment Option in the future and add, remove or change allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these riders (for example, changes in an underlying portfolio’s investment objective and principal investment strategies, or changes in general market conditions), or otherwise. Generally, a change to an existing allowable Investment Option will not require you to reallocate or transfer the total amount of Contract Value allocated to an affected Investment Option, except when an underlying portfolio is liquidated by a determination of its Board of Directors or by a fund substitution. If a change is required that will result in a reallocation or transfer of an existing Investment Option, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Contract Value.

Certain of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Contract Value may increase less than it would have without these defensive actions.

Multiple Rider Ownership

Only one guaranteed minimum withdrawal benefit rider may be owned or in effect at the same time.

Withdrawal Benefit Rider Exchanges

Currently, no withdrawal benefit rider exchanges between riders are available, including between (Single) or (Joint) versions of the same withdrawal benefit rider.

Rate Sheet Prospectus Supplement

A Rate Sheet Prospectus Supplement is currently used for the Future Income Generator and Enhanced Income Select 2 (Single) and (Joint) Riders. This supplement is a periodic supplement to the prospectus that discloses the Annual Charge Percentage, Annual Credit Percentage, and Withdrawal Percentages for the Future Income Generator (Single) or (Joint) and the Annual Charge Percentage, Annual Credit Percentage, Enhanced Income Percentages and the Guaranteed Lifetime Income Percentage for the Enhanced Income Select 2 (Single) or (Joint) riders. You can obtain current percentage rates by calling your financial professional, visiting www.PacificLife.com, or by calling us at (800) 748-6907.

To receive the applicable percentages in a supplement, your application (or Regulation 60 paperwork if a replacement)must be signed on or after the date referenced in the supplement, your application (or Regulation 60 paperwork if a replacement)must be received, In Proper Form, within 14-calendar days after the date you sign your application, and we must receive, In Proper Form, the initial Purchase Payment within 90-calendar days after the date you sign your application. Once the Rider is issued, your percentages will not change as long as you own the Rider (even if an automatic reset or owner-elected reset occurs as described in the Reset of Protected Payment Base subsection of each Rider).

We will periodically issue new supplements that may reflect percentages that may be higher or lower than the percentages in a previous supplement.

Subject to meeting the timelines referenced in the applicable supplement, on the issue date, if the rates we are currently offering have changed since the date you signed your application(or Regulation 60 paperwork if a replacement), the following will apply:

• If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.

• If any Withdrawal Percentage or Enhanced Income Percentage increased, you will receive the higher percentages in effect on the issue date.

• If the Guaranteed Lifetime Income Percentage increased, you will receive the higher percentage in effect on the issue date.

• If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, for the Future Income Generator, if the Annual Credit and/or any Withdrawal Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application(or Regulation 60 paperwork if a replacement). For the Enhanced Income Select 2, if the Annual Credit, any Enhanced Income Percentage and/or Guaranteed Lifetime Income Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Enhanced Income, Guaranteed Lifetime Income and Annual Charge Percentages in effect on the date you signed your application(or Regulation 60 paperwork if a replacement).

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated in the applicable supplement, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the rider specifications page you receive for your Contract, speak with your financial professional, or call us at (800) 748-6907 to confirm the percentages applicable to you.

Rate Sheet Prospectus Supplements (for periods on and after May 1, 2021) may be found in the front of this prospectus.

Future Income Generator (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XXII Rider – Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this Rider only on the Contract Date, provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger, and

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Joint Owners may not purchase this Rider.

Rider Terms

Annual Credit – An amount added to the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (the Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount will depend on the age of the Designated Life. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Protected Payment Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset. If the Designated Life is 59½ years of age or older, the Protected Payment Amount is the Withdrawal Percentage multiplied by the Protected Payment Base, less Withdrawals made during the Contract Year. In any event, the Protected Payment Amount will never be less than zero (0). The Withdrawal Percentages are disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment. See Example 1 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of initial values. The Protected Payment Base will never be less than zero (0).

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective; the Contract Date.

Withdrawal Percentage – This percentage is used to determine the Protected Payment Amount. The applicable Withdrawal Percentage is based on the age of the Designated Life at the time the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-elected reset occurs. The Withdrawal Percentages are disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be applied to the Protected Payment Base until the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date.

Prior to an Automatic or Owner-Elected Reset, the Annual Credit amount is equal to the Annual Credit Percentage multiplied by the total Purchase Payments received. Once an Automatic or Owner-Elected Reset takes place, the Annual Credit amount is equal to the reset Protected Payment Base plus any subsequent Purchase Payments multiplied by the Annual Credit Percentage. See Example 2 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of the Annual Credit calculation. Once a withdrawal (including an RMD withdrawal) or 10 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. This Rider provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base. The Rider provides for Automatic Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value (if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary). If there is an Annual Credit Amount applied, it is added to the Protected Payment Base before any reset determination is made. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the Designated Life is 59½ years of age or older, the Protected Payment Amount is the applicable Withdrawal Percentage (as disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract) multiplied by the Protected Payment Base, less any withdrawals made during the current Contract Year. If the Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0). Any allowable Protected Payment Amount remaining at the end of a Contract Year cannot be withdrawn during any following Contract Year.

If applicable, an Annual Credit is added to the Protected Payment Base prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base will be automatically reset to equal the Contract Value.

The Protected Payment Base may change over time. The Protected Payment Base can be changed by subsequent Purchase Payments, the Annual Credit, Automatic or Owner-Elected Resets or by certain withdrawals. Here are ways the Protected Payment Base may change:

• The Protected Payment Base is increased by the full amount of any subsequent Purchase Payments made during the Contract Year.

• For the first 10 years from the Rider Effective Date, the Protected Payment Base will be increased by the Annual Credit amount, as long as no withdrawals are made. If you take any type of withdrawal within the first 10 years from the Rider Effective Date, the Annual Credit will no longer affect the Protected Payment Base. Any Annual Credit added during the Contract Years before the withdrawal will remain in the Protected Payment Base.

• An Automatic Reset (if the Protected Payment base is at least $1.00 less than the Contract Value on that Contract Anniversary) will increase the Protected Payment Base. An Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. See Reset of Protected Payment Base subsection.

• A withdrawal that is less than or equal to the amount allowed each Contract Year (the Protected Payment Amount) will not change the Protected Payment Base. However, if a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection. See Examples 3 and 4 of the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for numerical examples of withdrawals and the effect on the Protected Payment Base.

The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract before the maximum Annuity Date. See Annuitization subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges and taxes (there is no charge for the Protected Payment Amount allowed under the rider). Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. If the withdrawal amount is requested on a net basis, the Contract Owner must account for any charges and taxes to ensure that the gross withdrawal amount does not exceed the Protected Payment Amount. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a gross amount. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this Contract and optional rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year, inclusive of any applicable charges and taxes, and will be reset each Contract Anniversary. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. Withdrawals that exceed the Protected Payment Amount may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. (See Example 4 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

If you request a withdrawal that is greater than the Protected Payment Amount, you must have Contract Value that is equal to or greater than the withdrawal amount requested or your Rider will terminate (see the Depletion of Contract Value subsection below).

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. Early Withdrawals may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. See Example 5 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• only RMD withdrawals are made from the Contract during the Contract Year.

Once a withdrawal occurs, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or Treasury Regulations relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See Example 6 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

Also see FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (such as through withdrawals, fees, or market performance), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that did not exceed the Protected Payment Amount (except that an RMD Withdrawal may exceed the Protected Payment Amount), fees, or market performance, the following will apply:

• the allowable withdrawal amount from the Contract beginning in the Contract Year that the Contract Value is reduced to zero will be limited to the Protected Payment Amount which will be paid automatically each year until the date of death of the Designated Life,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the rider is terminated (see the Termination subsection),

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued except that an Automatic Reset or an Owner-Elected Reset will not reinstate eligibility for the Annual Credit as described above. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary, while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is at least $1.00 less than the Contract Value on that Contract Anniversary. See Example 7 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of an Automatic Reset.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). The attainment of a higher age band may provide for a higher Withdrawal Percentage which could provide a higher annual withdrawal amount. See Example 8 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example how an Owner-Elected Reset may be used in this situation. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. See Example 2 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of adjustments to the Protected Payment Base when an additional Purchase Payment is made. We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we exercise our right to reject or restrict any future Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract and any limitations will be applied uniformly to all Contract Owners.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Protected Payment Amount you are entitled to receive for life under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may not re-purchase this Rider, any payments under the Rider will cease, and the Rider will terminate The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner's spouse),

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero (0) as a result of an Excess Withdrawal (see Rider Terms), or

• the day the Contract Value is reduced to zero (0) (such as through withdrawals, fees, or market performance) if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Future Income Generator (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit XXII Rider – Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this Rider only on the Contract Date, if you meet the following eligibility requirements:

• the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if this is a post-death Non-Qualified Contract, the Owner is a trust or other entity), or

• Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p), except for Inherited IRAs, Inherited Roth IRAs, or Inherited TSAs, 401(a), 401(k), Individual(k), or Keogh.

• both Designated Lives are 85 years or younger,

• the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

• any Owner/Annuitant is a Designated Life (except for custodial owned IRA).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

Naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual Credit – An amount added to the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 59½ years of age.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 59½ or older and exceeds the Protected Payment Amount.

Protected Payment Amount – The maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Protected Payment Amount will depend on the age of the youngest Designated Life. If the youngest Designated Life is younger than 59½ years of age, the Protected Payment Amount is equal to zero (0); however, once the youngest Designated Life reaches age 59½, the Protected Payment Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset. If the youngest Designated Life is 59½ years of age or older, the Protected Payment Amount is the Withdrawal Percentage multiplied by the Protected Payment Base less Withdrawals made during the Contract Year. In any event, the Protected Payment Amount will never be less than zero (0). The Withdrawal Percentages are disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment. See Example 1 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of initial values. The Protected Payment Base will never be less than zero (0).

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective; the Contract Date.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA).

Withdrawal Percentage – This percentage is used to determine the Protected Payment Amount. The applicable Withdrawal Percentage is based on the age of the youngest Designated Life at the time the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-elected reset occurs. The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be applied to the Protected Payment Base until the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date.

Prior to an Automatic or Owner-Elected Reset, the Annual Credit amount is equal to the Annual Credit percentage multiplied by the total Purchase Payments received. Once an Automatic or Owner-Elected Reset takes place, the Annual Credit amount is equal to the reset Protected Payment Base plus any subsequent Purchase Payments multiplied by the Annual Credit Percentage. See Example 2 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of the Annual Credit calculation. Once a withdrawal (including an RMD withdrawal) or 10 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Rider terminates. This Rider provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base. The Rider provides for Automatic Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value (if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary). If there is an Annual Credit amount applied, it is added to the Protected Payment Base before any reset determination is made. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If the youngest Designated Life is 59½ years of age or older, the Protected Payment Amount is the applicable Withdrawal Percentage (as disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract) multiplied by the Protected Payment Base less any withdrawals made during the current Contract Year. If the youngest Designated Life is younger than 59½ years of age, the Protected Payment Amount is zero (0). Any allowable Protected Payment Amount remaining at the end of a Contract Year cannot be withdrawn during any following Contract Year.

If applicable, an Annual Credit is added to the Protected Payment Base prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base will be automatically reset to equal the Contract Value.

The Protected Payment Base may change over time. The Protected Payment Base can be changed by subsequent Purchase Payments, the Annual Credit, Automatic or Owner-Elected Resets or by certain withdrawals. Here are ways the Protected Payment Base may change:

• The Protected Payment Base is increased by the full amount of any subsequent Purchase Payments made during the Contract year.

• For the first 10 years from the Rider Effective Date, the Protected Payment Base will be increased by the Annual Credit amount, as long as no withdrawals are made. If you take any type of withdrawal within the first 10 years from the Rider Effective Date, the Annual Credit will no longer affect the Protected Payment Base. Any Annual Credit added during the Contract Years before the withdrawal will remain in the Protected Payment Base.

• An Automatic Reset (if the Protected Payment base is at least $1.00 less than the Contract Value on that Contract Anniversary) will increase the Protected Payment Base. An Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. See the Reset of Protected Payment Base subsection.

• A withdrawal that is less than or equal to the amount allowed each Contract Year (the Protected Payment Amount) will not change the Protected Payment Base. However, if a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Protected Payment Amount, see the Withdrawal of Protected Payment Amount subsection. See examples 3 and 4 of the

FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for numerical examples of withdrawals and the effect on the Protected Payment Base.

The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract before the maximum Annuity Date. See the Annuitization subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges and taxes (there is no charge for the Protected Payment Amount allowed under the rider). Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. If the withdrawal amount is requested on a net basis, the Contract Owner must account for any charges and taxes to ensure that the gross withdrawal amount does not exceed the Protected Payment Amount. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a gross amount. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this Contract and optional rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Protected Payment Amount

When the youngest Designated Life is 59½ years of age or older, you may withdraw up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Rider terminates. The Protected Payment Amount will be reduced by the amount withdrawn during the Contract Year, inclusive of any applicable charges and taxes, and will be reset each Contract Anniversary. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year. If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals Exceeding the Protected Payment Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Protected Payment Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Protected Payment Amount. Withdrawals that exceed the Protected Payment Amount may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. (See Example 4 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Protected Payment Amount and the Contract Value (less the Protected Payment Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

If you request a withdrawal that is greater than the Protected Payment Amount, you must have Contract Value that is equal to or greater than the withdrawal amount requested or your Rider will terminate (see the Depletion of Contract Value subsection below).

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. Early Withdrawals may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. See Example 5 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only,

• only RMD withdrawals are made from the Contract during the Contract Year, and

• the youngest Designated Life is age 59½ or older.

Once a withdrawal occurs, including an RMD withdrawal, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or Treasury Regulations relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See Example 6 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

Also see FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 59½ when the Contract Value is zero (such as through withdrawals, fees, or market performance), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that exceeds the Protected Payment Amount (excluding an RMD withdrawal), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero by a withdrawal that did not exceed the Protected Payment Amount, (except that an RMD Withdrawal may exceed the Protected Payment Amount), fees, or market performance, the following will apply:

• the allowable withdrawal amount from the Contract beginning in the Contract Year that the Contract Value is reduced to zero will be limited to the Protected Payment Amount which will be paid automatically each year until the death of all Designated Lives eligible for lifetime benefits,

• the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the rider is terminated (see the Termination subsection),

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero).

Reset of Protected Payment Base

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued except that an Automatic Reset or an Owner-Elected Reset will not reinstate eligibility for the Annual Credit as described above. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary, while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is at least $1.00 less than the Contract Value on that Contract Anniversary. See Example 7 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of an Automatic Reset.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect.

If you elect this option, your election must be received, In Proper Form, within 60 calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Protected Payment Amount and any Annual Credit that may be applied. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the youngest Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). The attainment of a higher age band may provide for a higher Withdrawal Percentage which could provide a higher annual withdrawal amount. See Example 8 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example how an Owner-Elected Reset may be used in this situation. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. See Example 2 in the FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE

CALCULATIONS APPENDIX for a numerical example of adjustments to the Protected Payment Base when an additional Purchase Payment is made. We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we exercise our right to reject or restrict any future Purchase Payments, we will provide 30 days advance notice to the Owner If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract and any limitations will be applied uniformly to all Contract Owners.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only or Joint and Survivor Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint and Survivor Life Only fixed annual payment amount based on the terms of your Contract, or

• the Protected Payment Amount in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base and Protected Payment Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Protected Payment Amount, you are entitled to receive for life under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Rider terminates. See Termination subsection below. If no withdrawals have occurred after the youngest Designated Life reached age 59½, then the Withdrawal Percentage and corresponding Protected Payment Amount will be based on the age when the Surviving Spouse first takes a withdrawal. The Surviving Spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The Surviving Spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract in the Prospectus.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that we are notified of an ownership change and neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA) or the Owner being a trust,

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero (0) as a result of an Excess Withdrawal (see Rider Terms), or

• the day the Contract Value is reduced to zero (0) (such as through withdrawals, fees, or market performance) if the youngest Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero.

Sample Calculations

Hypothetical sample calculations are in the attached FUTURE INCOME GENERATOR (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Enhanced Income Select 2 (Single)

(This Rider is called the Guaranteed Withdrawal Benefit XXIII Rider – Single Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this Rider only on the Contract Date provided that on the Rider Effective Date:

• the Designated Life is 85 years of age or younger, and

• the Owner and Annuitant is the same person (except for Non-Natural Owners),

• the Contract is not issued as an Inherited IRA, Inherited Roth IRA, Inherited TSA or Non-Qualified Life Expectancy (Stretch), and

• you allocate your entire Contract Value according to the Investment Allocation Requirements.

Joint Owners may not purchase this Rider.

Rider Terms

Annual Credit – An amount added to the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Life – The person upon whose life the benefits of this Rider are based. The Owner/Annuitant (or youngest Annuitant in the case of a Non-Natural Owner) will be the Designated Life. The Designated Life cannot be changed.

Early Withdrawal – Any withdrawal that occurs before the Designated Life is 59½ years of age.

Enhanced Income Amount – When the Contract Value is greater than zero (0), this is the maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Enhanced Income Amount will depend on the age of the Designated Life. If the Designated Life is younger than 59½ years of age, the Enhanced Income Amount is equal to zero (0); however, once the Designated Life reaches age 59½, the Enhanced Income Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset, and is equal to the Enhanced Income Percentage multiplied by the Protected Payment Base, less withdrawals made during the current Contract Year. This amount will never be less than zero (0). Any allowable Enhanced Income Amount not withdrawn during a Contract Year can be withdrawn the following Contract Year. This amount is referred to as the Income Rollover Amount as defined further below.

Enhanced Income Percentage – When the Contract Value is greater than zero (0), this percentage is used to determine the Enhanced Income Amount. The applicable Enhanced Income Percentage is based on the age of the Designated Life at the time of the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-Elected Reset occurs. The Enhanced Income Percentages table is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the Designated Life is age 59½ or older and exceeds the Enhanced Income Amount plus any Income Rollover Amount.

Guaranteed Lifetime Income Amount – Once the Contract Value is reduced to zero (0) by a withdrawal that did not exceed the Enhanced Income Amount plus any Income Rollover Amount (except an RMD Withdrawal), this is the amount that will be paid each Contract Year. See Depletion of Contract Value subsection. The Guaranteed Lifetime Income Amount is equal to the Guaranteed Lifetime Income Percentage multiplied by the Protected Payment Base at the time the Contract Value is reduced to zero (0). This amount will never be less than zero (0).

Guaranteed Lifetime Income Percentage – Once the Contract Value is reduced to zero (0), the Guaranteed Lifetime Income Percentage is used to determine the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Income Rollover Amount – Any unused Enhanced Income Amount from the prior Contract Year that is available for withdrawal without reducing the Protected Payment Base. The Income Rollover Amount will not be carried over more than one Contract Year and is not cumulative. This amount is not adjusted for any subsequent Purchase Payments or resets (Automatic or Owner-Elected). The

Income Rollover Amount is only available the year after the Designated Life reaches age 59½ and a withdrawal is taken. The Income Rollover Amount will not apply in a Contract Year if the Income Rollover Amount is greater than the Contract Value on any Contract Anniversary.

Protected Payment Base – An amount used to determine the Enhanced Income Amount and the Guaranteed Lifetime Income Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment. See Example 1 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of initial values. The Protected Payment Base will never be less than zero (0).

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective; the Contract Date.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be applied to the Protected Payment Base until the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date.

Prior to an Automatic or Owner-Elected Reset, the Annual Credit amount is equal to the Annual Credit Percentage multiplied by the total Purchase Payments received. Once an Automatic or Owner-Elected Reset takes place, the Annual Credit amount is equal to the reset Protected Payment Base plus any subsequent Purchase Payments multiplied by the Annual Credit Percentage. See Example 2 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) APPENDIX for a numerical example of the Annual Credit calculation. Once a withdrawal (including an RMD withdrawal) or 10 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Enhanced Income Amount plus any Income Rollover Amount, regardless of market performance, until the Contract Value equals zero (0). This Rider provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base. The Rider provides for Automatic Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value (if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary). If there is an Annual Credit amount applied, it is added to the Protected Payment Base before any reset determination is made. Once the Contract Value equals zero (0) through a withdrawal that did not exceed the Enhanced Income Amount plus any Income Rollover Amount (except an RMD Withdrawal), you will receive the Guaranteed Lifetime Income Amount until the death of the Designated Life or when a death benefit becomes payable under the Contract. See Depletion of Contract Value below. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If applicable, an Annual Credit is added to the Protected Payment Base prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit Amount), then the Protected Payment Base will be automatically reset to equal the Contract Value.

If the Designated Life is 59½ years of age or older, the Enhanced Income Amount is the applicable Enhanced Income Percentage (as disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract) multiplied by the Protected Payment Base less any withdrawals made during the current Contract Year. If the Designated Life is younger than 59½ years of age, the Enhanced Income Amount is zero (0). The Enhanced Income Percentage that will apply will be based on the Designated Life’s age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset occurs. (See Examples 7 and 8 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) APPENDIX for a numerical example of how a different Enhanced Income Percentage may be reached through a reset).

The Protected Payment Base may change over time. The Protected Payment Base can be changed by subsequent Purchase Payments, the Annual Credit, Automatic or Owner-Elected Resets or by certain withdrawals. Here are ways the Protected Payment Base may change:

• The Protected Payment Base is increased by the full amount of any subsequent Purchase Payments made during the Contract Year.

• For the first 10 years from the Rider Effective Date, the Protected Payment Base will be increased by the Annual Credit amount, as long as no withdrawals are made. If you take any type of withdrawal within the first 10 years from the Rider Effective Date, the Annual Credit will no longer affect the Protected Payment Base. Any Annual Credit added during the Contract Years before the withdrawal will remain in the Protected Payment Base.

• An Automatic Reset (if the Protected Payment Base plus any applicable Annual Credit is at least $1.00 less than the Contract Value on that Contract Anniversary) will increase the Protected Payment Base. An Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. See Reset of Protected Payment Base subsection.

• A withdrawal that is less than or equal to the amount allowed each Contract Year (the Enhanced Income Amount plus any Income Rollover Amount) will not change the Protected Payment Base. However, if a withdrawal is greater than the Enhanced Income Amount plus any applicable Income Rollover Amount and the Contract Value (less the Enhanced Income Amount and any Income Rollover Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Enhanced Income Amount plus any applicable Income Rollover Amount, see the Withdrawal of Enhanced Income Amount subsection. See Examples 3 and 4 of the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) APPENDIX for numerical examples of withdrawals and the effect on the Protected Payment Base.

The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract before the maximum Annuity Date. See Annuitization subsection.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges and taxes (there is no charge for the maximum annual withdrawal amount allowed under the rider). Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. If the withdrawal is requested on a net basis, the Contract Owner must account for any charges and taxes to ensure that the gross withdrawal amount does not exceed the Enhanced Income Amount plus any applicable Income Rollover Amount. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a gross amount. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, disability) and you should consult your tax or legal advisor prior to purchasing this Contract and rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Enhanced Income Amount

When the Designated Life is 59½ years of age or older, you may withdraw up to the Enhanced Income Amount plus any Income Rollover Amount each Contract Year, until the Contract Value is zero (0). The Enhanced Income Amount will be reduced by the amount withdrawn during the Contract Year, inclusive of any applicable charges and taxes, and will be reset each Contract Anniversary. Any portion of the Enhanced Income Amount not withdrawn during a Contract Year (the “Income Rollover Amount”) may be carried over to the next Contract Year and is available for withdrawal during that Contract Year only. Income Rollover Amounts are not cumulative. If a withdrawal does not exceed the Enhanced Income Amount plus any Income Rollover Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals during a Contract Year will first be taken from any available Income Rollover Amount then from the current year’s Enhanced Income Amount. Any Income Rollover Amount is not adjusted by subsequent Purchase Payments.

Withdrawals Exceeding the Enhanced Income Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Enhanced Income Amount plus any Income Rollover Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Enhanced Income Amount plus any Income Rollover Amount. Withdrawals that exceed the Enhanced Income Amount plus any Income Rollover Amount may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. (See Example 4 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) APPENDIX for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Enhanced Income Amount plus any Income Rollover Amount and the Contract Value (less the Enhanced Income Amount and any Income Rollover Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Enhanced Income Amount plus any Income Rollover Amount or your Rider will terminate (see the Depletion of Contract Value subsection below).

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. Early Withdrawals may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. See Example 5 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) APPENDIX for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Enhanced Income Amount plus any Income Rollover Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only, and

• only RMD withdrawals are made from the Contract during the Contract Year.

Once a withdrawal occurs, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated or restarted by any Automatic or Owner Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or Treasury Regulations relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See Example 6 in ENHANCED INCOME SELECT 2 (SINGLE & JOINT) APPENDIX for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the Designated Life is younger than age 59½ when the Contract Value is zero (0) (such as through withdrawals, fees, or market performance), the Rider will terminate.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that exceeds the Enhanced Income Amount plus any Income Rollover Amount (excluding an RMD Withdrawal), the Rider will terminate and you will not receive payments of the Guaranteed Lifetime Income Amount.

If the Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that did not exceed the Enhanced Income Amount plus any Income Rollover Amount, (except that an RMD Withdrawal may exceed the Enhanced Income Amount plus any Income Rollover Amount), the following will apply:

• the remaining Enhanced Income Amount will be paid automatically for that Contract Year. The Income Rollover Amount will no longer apply going forward. Starting on the next Contract Anniversary, the Guaranteed Lifetime Income Amount will be paid each year until the date of death of the Designated Life,

• the Guaranteed Lifetime Income Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the date of death of the Designated Life,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero (0)).

The Guaranteed Lifetime Income Amount will be calculated by multiplying the Protected Payment Base, at the time the Contract Value equals zero (0), by the Guaranteed Lifetime Income Percentage.

Reset of Protected Payment Base

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that an Automatic Reset or an Owner-Elected Reset will not reinstate eligibility for the Annual Credit as described above. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credits are applied, is at least $1.00 less than the Contract Value on that Contract Anniversary. See Example 7 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of an Automatic Reset.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect.

If you elect this option, your election must be received, In Proper Form, within sixty (60) calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Enhanced Income Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). The attainment of a higher age band may provide for a higher Enhanced Income Percentage which could provide a higher annual withdrawal amount. See Example 8 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example how an Owner-Elected Reset may be used in this situation. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. See Example 2 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of adjustments to the Protected Payment Base when an additional Purchase Payment is made. We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we exercise our right to reject or restrict any future Purchase Payments, we will provide 30 days advance notice to the Owner.If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract and any limitations will be applied uniformly to all Contract Owners.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract, this Rider is still in effect at the time of your election, and a Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only fixed annual payment amount based on the terms of your Contract, or

• the Guaranteed Lifetime Income Amount in effect at the maximum Annuity Date.

The Guaranteed Lifetime Income Amount will be less than the amount you may have received under the Enhanced Income Amount prior to annuitizing your Contract.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Enhanced Income Amount, and Guaranteed Lifetime Income Amount under this Rider will not be used in determining any annuity payments and your annuity payments received may be less than the Enhanced Income Amount or Guaranteed Lifetime Income Amount you are entitled to receive under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates upon the death of the Designated Life or when a death benefit becomes payable under the Contract, whichever occurs first. If the surviving spouse continues the Contract, the surviving spouse may not re-purchase this Rider, any payments under the Rider will cease, and the Rider will terminate.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits).

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the date of the death of the Designated Life or when a death benefit becomes payable under the Contract,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes to or from certain trusts or adding or removing the Owner’s spouse),

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero (0) as a result of an Excess Withdrawal (see Rider Terms), or

• the day the Contract Value is reduced to zero (0) (such as through withdrawals, fees, or market performance) if the Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero (0).

Sample Calculations

Hypothetical sample calculations are in the attached ENHANCED INCOME SELECT 2 (SINGLE & JOINT) APPENDIX. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

Enhanced Income Select 2 (Joint)

(This Rider is called the Guaranteed Withdrawal Benefit XXIII Rider– Joint Life in the Contract’s Rider.)

Purchasing the Rider

Prior to purchase, you must obtain our approval if your initial Protected Payment Base is $1,000,000 or greater.

You may purchase this Rider only on the Contract Date if you meet the following eligibility requirements:

• the Contract is issued as:

• Non-Qualified Contract (this Rider is not available if this is a post-death Non-Qualified Contract, the Owner is a trust or other entity), or

• Qualified Contract under Code Section 408(a), 408(k), 408A, 408(p), except for Inherited IRAs, Inherited Roth IRAs, or Inherited TSAs, 401(a), 401(k), Individual(k), or Keogh.

• both Designated Lives are 85 years or younger,

• the Contract must be structured so that upon the death of one Designated Life, the surviving Designated Life may retain or assume ownership of the Contract, and

• any Owner/Annuitant is a Designated Life (except for custodial owned IRA Contracts).

For purposes of meeting the eligibility requirements, Designated Lives must be any one of the following:

• a sole Owner with the Owner’s Spouse designated as the sole primary Beneficiary,

• Joint Owners, where the Owners are each other’s Spouses, or

• if the Contract is issued as a custodial owned IRA, the beneficial owner must be the Annuitant and the Annuitant’s Spouse must be designated as the sole primary Beneficiary under the Contract. The custodian, under a custodial owned IRA, for the benefit of the beneficial owner, may be designated as sole primary Beneficiary provided that the Spouse of the beneficial owner is the sole primary Beneficiary of the custodial account.

Naming your Spouse as the Beneficiary to meet eligibility requirements will not be considered a change of Annuitant on the Contract.

Rider Terms

Annual Credit – An amount added to the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Code Section 401(a)(9) (“Section 401(a)(9)”) and related Treasury Regulations.

Designated Lives (each a “Designated Life”) – Designated Lives must be natural persons who are each other’s spouses on the Rider Effective Date. Designated Lives will remain unchanged while this Rider is in effect.

To be eligible for lifetime benefits, the Designated Life must:

• be the Owner (or Annuitant, in the case of a custodial owned IRA), or

• remain the Spouse of the other Designated Life and be the first in line of succession, as determined under the Contract, for payment of any death benefit.

Early Withdrawal – Any withdrawal that occurs before the youngest Designated Life is 59½ years of age.

Enhanced Income Amount – When the Contract Value is greater than zero (0), this is the maximum amount that can be withdrawn in a Contract Year under this Rider without reducing the Protected Payment Base. The initial Enhanced Income Amount will depend on the age of the youngest Designated Life. If the youngest Designated Life is younger than 59½ years of age, the Enhanced Income Amount is equal to zero (0); however, once the youngest Designated Life reaches age 59½, the Enhanced Income Amount will be determined using the age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset, and is equal to the Enhanced Income Percentage multiplied by the Protected Payment Base, less withdrawals made during the current Contract Year. This amount will never be less than zero (0). Any allowable Enhanced Income Amount not withdrawn during a Contract Year can be withdrawn the following Contract Year. This amount is referred to as the Income Rollover Amount as defined further below.

Enhanced Income Percentage - When the Contract Value is greater than zero (0), this percentage is used to determine the Enhanced Income Amount. The applicable Enhanced Income Percentage is based on the age of the youngest Designated Life at the time of the first withdrawal, or the first withdrawal after an Automatic Reset or Owner-Elected Reset occurs. The Enhanced Income Percentages table is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Excess Withdrawal – Any withdrawal (except an RMD Withdrawal) that occurs after the youngest Designated Life is age 59½ or older and exceeds the Enhanced Income Amount plus any Income Rollover Amount.

Guaranteed Lifetime Income Amount – Once the Contract Value is reduced to zero (0) by a withdrawal that did not exceed the Enhanced Income Amount plus any Income Rollover Amount (except an RMD Withdrawal), this is the amount that will be paid each Contract Year. See Depletion of Contract Value below. The Guaranteed Lifetime Income Amount is equal to the Guaranteed Lifetime Income Percentage multiplied by the Protected Payment Base at the time the Contract Value is reduced to zero (0). This amount will never be less than zero (0).

Guaranteed Lifetime Income Percentage – Once the Contract Value is reduced to zero (0), the Guaranteed Lifetime Income Percentage is used to determine the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

Income Rollover Amount – Any unused Enhanced Income Amount from the prior Contract Year that is available for withdrawal without reducing the Protected Payment Base. The Income Rollover Amount will not be carried over more than one Contract Year and is not cumulative. This amount is not adjusted for any subsequent Purchase Payments or resets (Automatic or Owner-Elected). The Income Rollover Amount is only available the year after the youngest Designated Life reaches age 59½ and a withdrawal is taken. The Income Rollover Amount will not apply in a Contract Year if the Income Rollover Amount is greater than the Contract Value on any Contract Anniversary.

Protected Payment Base – An amount used to determine the Enhanced Income Amount and the Guaranteed Lifetime Income Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider. The initial Protected Payment Base is equal to the initial Purchase Payment. See Example 1 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of initial values. The Protected Payment Base will never be less than zero (0).

Reset Date – Any Contract Anniversary after the Rider Effective Date on which an Automatic Reset or Owner-Elected Reset occurs.

Rider Effective Date – The date the guarantees and charges for the Rider become effective; the Contract Date.

Spouse – The Owner’s spouse who is treated as the Owner’s spouse pursuant to federal law. If the Contract is a custodial owned IRA, the Annuitant’s spouse who is treated as the Annuitant’s spouse pursuant to federal law.

Surviving Spouse – The surviving spouse of a deceased Owner (or Annuitant in the case of a custodial owned IRA).

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be applied to the Protected Payment Base until the earlier of:

• the first withdrawal since the Rider Effective Date, or

• 10 Contract Anniversaries from the Rider Effective Date.

Prior to an Automatic or Owner-Elected Reset, the Annual Credit amount is equal to the Annual Credit Percentage multiplied by the total Purchase Payments received. Once an Automatic or Owner-Elected Reset takes place, the Annual Credit amount is equal to the reset Protected Payment Base plus any subsequent Purchase Payments multiplied by the Annual Credit Percentage. See Example 2 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) APPENDIX for a numerical example of the Annual Credit calculation. Once a withdrawal (including an RMD withdrawal) or 10 Contract Anniversaries has occurred, as measured from the Rider Effective Date, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated/restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base. The Annual Credit Percentage is disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract.

You will find information about an RMD Withdrawal in the Required Minimum Distributions subsection and information about Automatic Resets and Owner-Elected Resets in the Reset of Protected Payment Base subsection below.

How the Rider Works

Beginning at age 59½, this Rider guarantees you can withdraw up to the Enhanced Income Amount plus any Income Rollover Amount, regardless of market performance, until the Contract Value equals zero (0). This Rider provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base. The Rider provides for Automatic Resets of the Protected Payment Base to an amount equal to 100% of the Contract Value (if the Protected Payment Base is at least $1.00 less than the Contract Value on that Contract Anniversary). If there is an Annual Credit Amount applied, it is added to the Protected Payment Base before any reset determination is made. Once the Contract Value equals zero (0) through a withdrawal that did not exceed the Enhanced Income Amount plus any Income Rollover Amount (except an RMD Withdrawal), you will receive the Guaranteed Lifetime Income Amount until the death of all Designated Lives eligible for lifetime benefits. See Depletion of Contract Value below. Once the Rider is purchased, you cannot request a termination of the Rider (see the Termination subsection of this Rider for more information).

If applicable, an Annual Credit is added to the Protected Payment Base prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is at least $1.00 greater than the Protected Payment Base (which includes the Annual Credit amount), then the Protected Payment Base will be automatically reset to equal the Contract Value.

If the youngest Designated Life is 59½ years of age or older, the Enhanced Income Amount is the applicable Enhanced Income Percentage (as disclosed in the Rate Sheet Prospectus Supplement applicable to your Contract) multiplied by the Protected Payment Base less any withdrawals made during the current Contract Year. If the youngest Designated Life is younger than 59½ years of age, the Enhanced Income Amount is zero (0). The Enhanced Income Percentage that will apply will be based on the youngest Designated Life’s age at the time of the first withdrawal or the first withdrawal after an Automatic or Owner-Elected Reset occurs. (See Examples 7 and 8 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) APPENDIX for a numerical example of how a different Enhanced Income Percentage may be reached through a reset).

The Protected Payment Base may change over time. The Protected Payment Base can be changed by subsequent Purchase Payments, the Annual Credit, Automatic or Owner-Elected Resets or by certain withdrawals. Here are ways the Protected Payment Base may change:

• The Protected Payment Base is increased by the full amount of any subsequent Purchase Payments made during the Contract Year.

• For the first 10 years from the Rider Effective Date, the Protected Payment Base will be increased by the Annual Credit amount, as long as no withdrawals are made. If you take any type of withdrawal within the first 10 years from the Rider Effective Date, the Annual Credit will no longer affect the Protected Payment Base. Any Annual Credit added during the Contract Years before the withdrawal will remain in the Protected Payment Base.

• An Automatic Reset (if the Protected Payment Base plus any applicable Annual Credit is at least $1.00 less than the Contract Value on that Contract Anniversary) will increase the Protected Payment Base. An Owner-Elected Reset will increase or decrease the Protected Payment Base depending on the Contract Value on the Reset Date. See the Reset of Protected Payment Base subsection.

• A withdrawal that is less than or equal to the amount allowed each Contract Year (the Enhanced Income Amount plus any Income Rollover Amount) will not change the Protected Payment Base. However, if a withdrawal is greater than the Enhanced Income Amount plus any Income Rollover Amount and the Contract Value (less the Enhanced Income Amount and any Income Rollover Amount) is lower than the Protected Payment Base at the time of withdrawal, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn. For withdrawals that are greater than the Enhanced Income Amount plus any applicable Income Rollover Amount, see the Withdrawal of Enhanced Income Amount subsection. See Examples 3 and 4 of the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) APPENDIX for numerical examples of withdrawals and the effect on the Protected Payment Base.

The Protected Payment Base cannot be withdrawn as a lump sum, is not payable as a death benefit, and is not used in calculating any annuity option available under the Contract before the maximum Annuity Date. See the Annuitization subsection below.

For purposes of this Rider, the term "withdrawal" includes any applicable withdrawal charges and taxes (there is no charge for the maximum annual withdrawal amount allowed under the rider). Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. If the withdrawal amount is requested on a net basis, the Contract Owner must account for any charges and taxes to ensure that the gross withdrawal amount does not exceed the Enhanced Income Amount plus any applicable Income Rollover Amount. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a gross amount. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract, including an IRA Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event (e.g. reaching age 59½, separation from service, or disability) and you should consult your tax or legal advisor prior to purchasing this Contract and rider, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see FEDERAL TAX ISSUES – IRAs and Qualified Plans.

Withdrawal of Enhanced Income Amount

When the youngest Designated Life is 59½ years of age or older, you may withdraw up to the Enhanced Income Amount plus any Income Rollover Amount each Contract Year, until the Contract Value is zero (0). The Enhanced Income Amount will be reduced by the amount withdrawn during the Contract Year, inclusive of any applicable charges and taxes, and will be reset each Contract Anniversary. Any portion of the Enhanced Income Amount not withdrawn during a Contract Year (the “Income Rollover Amount”) may be carried over to the next Contract Year and is available for withdrawal during that Contract Year only. Income Rollover Amounts are not cumulative. If a withdrawal does not exceed the Enhanced Income Amount plus any Income Rollover Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged.

Withdrawals during a Contract Year will first be taken from any available Income Rollover Amount then from the current year’s Enhanced Income Amount. Any Income Rollover Amount is not adjusted by subsequent Purchase Payments.

Withdrawals Exceeding the Enhanced Income Amount. If a withdrawal (except an RMD Withdrawal) exceeds the Enhanced Income Amount plus any Income Rollover Amount immediately prior to that withdrawal, we will (immediately following the withdrawal) reduce the Protected Payment Base on a proportionate basis for the amount in excess of the Enhanced Income Amount plus any Income Rollover Amount. Withdrawals that exceed the Enhanced Income Amount plus any Income Rollover Amount may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. (See Example 4 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) APPENDIX for a numerical example of the adjustments to the Protected Payment Base as a result of an Excess Withdrawal.) If a withdrawal is greater than the Enhanced Income Amount plus any Income Rollover Amount and the Contract Value (less the Enhanced Income Amount and any Income Rollover Amount) is lower than the Protected Payment Base, the Protected Payment Base will be reduced by an amount that is greater than the excess amount withdrawn.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Enhanced Income Amount plus any Income Rollover Amount or your Rider will terminate (see the Depletion of Contract Value subsection below).

For information regarding taxation of withdrawals, see FEDERAL TAX ISSUES.

Early Withdrawal

If an Early Withdrawal occurs, we will (immediately following the Early Withdrawal) reduce the Protected Payment Base either on a proportionate basis or by the total withdrawal amount, whichever results in a lower Protected Payment Base. Early Withdrawals may have the effect of reducing future benefits by more than the dollar amount of the withdrawal. See Example 5 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) APPENDIX for a numerical example of the adjustments to the Protected Payment Base as a result of an Early Withdrawal.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal that exceeds the Enhanced Income Amount plus any Income Rollover Amount immediately prior to the withdrawal, provided:

• such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Treasury Regulations,

• you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

• the Annual RMD Amount is based on the previous year-end fair market value of this Contract only,

• only RMD withdrawals are made from the Contract during the Contract Year, and

• the youngest Designated Life is age 59½ or older.

Once a withdrawal occurs, including an RMD Withdrawal, no Annual Credit will be added to the Protected Payment Base. In addition, Annual Credit eligibility cannot be reinstated or restarted by any Automatic or Owner-Elected Reset. Any Annual Credit added during any Contract Year before Annual Credit eligibility is lost will continue to be counted in the Protected Payment Base.

We reserve the right to modify or eliminate the treatment of RMD Withdrawals under this Rider if there is any change to the Internal Revenue Code or Treasury Regulations relating to required minimum distributions, including the issuance of relevant IRS guidance. If we exercise this right, we will provide 30 days advance notice to the Owner.

See Example 6 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) APPENDIX for numerical examples that describe what occurs when only withdrawals of the Annual RMD Amount are made during a Contract Year and when withdrawals of the Annual RMD Amount plus other non-RMD Withdrawals are made during a Contract Year.

See FEDERAL TAX ISSUES – Qualified Contracts – Required Minimum Distributions.

Depletion of Contract Value

If the youngest Designated Life is younger than age 59½ when the Contract Value is zero (0) (such as through withdrawals, fees, or market performance), the Rider will terminate.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that exceeds the Enhanced Income Amount plus any Income Rollover Amount (excluding an RMD withdrawal), the Rider will terminate and you will not receive payments of the Guaranteed Lifetime Income Amount.

If the youngest Designated Life is age 59½ or older and the Contract Value was reduced to zero (0) by a withdrawal that did not exceed the Enhanced Income Amount plus any Income Rollover Amount, (except that an RMD Withdrawal may exceed the Enhanced Income Amount plus any Income Rollover Amount), the following will apply:

• the remaining Enhanced Income Amount will be automatically paid for that Contract Year. The Income Rollover Amount will no longer apply going forward. Starting on the next Contract Anniversary, the Guaranteed Lifetime Income Amount will be paid each year until the death of all Designated Lives eligible for lifetime benefits,

• the Guaranteed Lifetime Income Amount will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually, until the date of death of all Designated Lives,

• no additional Purchase Payments will be accepted under the Contract, and

• the Contract will cease to provide any death benefit (amount will be zero (0)).

The Guaranteed Lifetime Income Amount will be calculated by multiplying the Protected Payment Base, at the time the Contract Value equals zero (0), by the Guaranteed Lifetime Income Percentage.

Reset of Protected Payment Base

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued, except that an Automatic Reset or an Owner-Elected Reset will not reinstate eligibility for the Annual Credit as described above. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of Rider charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. A reset occurs when the Protected Payment Base is changed to an amount equal to the Contract Value as of the Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credits are applied, is at least $1.00 less than the Contract Value on that Contract Anniversary. See Example 7 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of an Automatic Reset.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. See Example 7 in the Sample Calculations for a numerical example of an Automatic Reset

If you elect this option, your election must be received, In Proper Form, within sixty (60) calendar days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base and Enhanced Income Amount. Generally, the reduction will occur when your Contract Value is less than the Protected Payment Base as of the Contract Anniversary you elected the reset. There may be situations where you may want to elect an Owner-Elected Reset. For example, one scenario where an Owner-Elected Reset may be used is when no Automatic Resets have occurred and the youngest Designated Life has reached a higher age band (e.g. was 64 years of age and turned 65). The attainment of a higher age band may provide for a higher Enhanced Income Percentage which could provide a higher annual withdrawal amount. See Example 8 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example how an Owner-Elected Reset may be used in this situation. You are strongly advised to work with your financial professional prior to electing an Owner-Elected Reset. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we accept additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base by the amount of the Purchase Payments. See Example 2 in the ENHANCED INCOME SELECT 2 (SINGLE & JOINT) SAMPLE CALCULATIONS APPENDIX for a numerical example of adjustments to the Protected Payment Base when an additional Purchase Payment is made. We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we exercise our right to reject or restrict any future Purchase Payments, we will provide 30 days advance notice to the Owner. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract and any limitations will be applied uniformly to all Contract Owners.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract, this Rider is still in effect at the time of your election, and a Life Only or Joint and Survivor Life Only fixed annuity option is chosen, the annuity payments will be equal to the greater of:

• the Life Only or Joint and Survivor Life Only fixed annual payment amount based on the terms of your Contract, or

• the Guaranteed Lifetime Income Amount in effect at the maximum Annuity Date.

The Guaranteed Lifetime Income Amount will be less than the amount you may have received under the Enhanced Income Amount prior to annuitizing your Contract.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Enhanced Income Amount, and Guaranteed Lifetime Income Amount under this Rider will not be used in determining any annuity payments. and your annuity payments received may be less than the Enhanced Income Amount or Guaranteed Lifetime Income Amount you are entitled to receive under the Rider. Work with your financial professional to determine if you should annuitize your Contract before the maximum Annuity Date or stay in the accumulation phase and continue to take withdrawals under the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies and the Surviving Spouse (who is also a Designated Life eligible for lifetime benefits) elects to continue the Contract in accordance with its terms, the Surviving Spouse may continue to take withdrawals of the Enhanced Income Amount plus any Income Rollover Amount until the Contract Value is reduced to zero (0) and then receive the Guaranteed Lifetime Income Amount under this Rider, until the day of death of the Surviving Spouse or until the rider terminates. See Termination subsection below. If the Contract Value is equal to zero (0) when the Owner dies, the Surviving Spouse will receive the Guaranteed Lifetime Income Amount under this Rider, until the day of death of the Surviving Spouse. If no withdrawals have occurred after the youngest Designated Life reached 59½ and the Contract Value is greater than zero (0), the Enhanced Income Percentage and corresponding Enhanced Income Amount will be based on the age when the Surviving Spouse first takes a withdrawal. If the youngest Designated Life reached 59½ or older and the Contract Value is depleted to zero (0) by a withdrawal that did not exceed the Enhanced Income Amount plus any Income Rollover Amount, the Surviving Spouse will receive the Guaranteed Lifetime Income Percentage and corresponding Guaranteed Lifetime Income Amount applicable to their Contract regardless of when the first withdrawal occurred. The Surviving Spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries.

The surviving spouse may elect to receive any death benefit proceeds instead of continuing the Contract (see DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS – Death Benefits).

Ownership and Beneficiary Changes

Changes to the Contract Owner, Annuitant and/or Beneficiary designations and changes in marital status, including a dissolution of marriage, may adversely affect the benefits of this Rider. A particular change may make a Designated Life ineligible to receive lifetime income benefits under this Rider. As a result, the Rider may remain in effect and you may pay for benefits that you will not receive. You are strongly advised to work with your financial professional and consider your options prior to making any Owner, Annuitant and/or Beneficiary changes to your Contract. See Rider Terms – Designated Lives above and ADDITIONAL INFORMATION – Changes to Your Contract.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

• the date of the death of all Designated Lives eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and a Surviving Spouse who chooses to continue the Contract is not a Designated Life eligible for lifetime benefits,

• upon the death of the first Designated Life, if a death benefit is payable and the Contract is not continued by a Surviving Spouse who is a Designated Life eligible for lifetime benefits,

• the date of death of the first Designated Life eligible for lifetime benefits, if both Designated Lives are Joint Owners and there is a change in marital status, the Rider will terminate upon the death of the first Designated Life who is a Contract Owner,

• the day the Contract is terminated in accordance with the provisions of the Contract,

• the day that neither Designated Life is an Owner (or Annuitant, in the case of a custodial owned IRA),

• the Annuity Date (see the Annuitization subsection for additional information),

• the day the Contract Value is reduced to zero (0) as a result of an Excess Withdrawal (see Rider Terms), or

• the day the Contract Value is reduced to zero (0) (such as through withdrawals, fees, or market performance) if the youngest Designated Life is younger than age 59½.

See the Depletion of Contract Value subsection for situations where the Rider will not terminate when the Contract Value is reduced to zero (0).

Sample Calculations

Hypothetical sample calculations are in the attached ENHANCED INCOME SELECT 2 (SINGLE & JOINT) APPENDIX. The examples are based on certain hypothetical assumptions and are for example purposes only. These examples are not intended to serve as projections of future investment returns.

PACIFIC LIFE & ANNUITY, PACIFIC LIFE, AND THE SEPARATE ACCOUNT

Pacific Life & Annuity Company (PL&A)

PL&A is a life insurance company domiciled in Arizona. Our operations include life insurance, annuity, institutional products, and various other insurance products and services. At the end of 2020, we had total statutory assets of $8,218 million.

PL&A is authorized to conduct life insurance and annuity business in New York and certain other states. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PL&A was incorporated in 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, Pacific Life & Annuity Company.

Our affiliate, Pacific Select Distributors, LLC (PSD), serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with distribution firms whose financial professionals are authorized by the Superintendent of the New York State Department of Financial Services to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Pacific Life

Pacific Life Insurance Company administers the policies sold under this Prospectus. At the end of 2021, Pacific Life had $541.6 billion of individual life insurance and total admitted assets of approximately $159.3 billion. Pacific Life’s executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

Separate Account A

Separate Account A was established on January 25, 1999 as a separate account of ours and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.”

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss. We must keep assets in the Separate Account equal to the reserves and contract liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the contracts funded by the Separate Account.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account may not be the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the Prospectus and SAI for the Funds for more information.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax advisor for complete information and advice before purchasing a Contract. Additional tax information is included in the SAI. We reserve the right to amend this Contract without the Owner’s consent to reflect any clarifications that may be needed or are appropriate to maintain its tax qualification or to conform this Contract to any applicable changes in the tax qualification requirements.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Fund SAIs.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities – General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts – General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax advisor if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract or if any portion of the Contract is transferred, pledged or assigned. See the Addition of Optional Rider or Material Change to Contract section below. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Any taxable distribution of the investment income from your Contract may also be subject to a net investment income tax of 3.8%. This tax applies to various investment income such as interest, dividends, royalties, payments from annuities, and the disposition of property, but only to the extent a taxpayer’s modified adjusted gross income exceeds certain thresholds ($200,000 for individuals/$250,000 if married filing jointly). Please speak to your tax advisor about this tax.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax-exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Addition of Optional Rider or Material Change to Contract

The addition of a rider to the Contract, or a material change in the Contract’s provisions, such as a change in Contract ownership or an assignment of the Contract, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause a taxable event or the Contract to lose certain grandfathered tax status. Please contact your tax advisor for more information.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as nontaxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value immediately before you receive the distribution exceeds your investment in the Contract at that time.

Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax advisor for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includable in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

• made on or after the date you reach age 59½,

• made by a Beneficiary after your death,

• attributable to your becoming disabled,

• any payments annuitized using a life contingent annuity option,

• attributable to an investment in the Contract made prior to August 14, 1982, or

• any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Taxes Payable on Optional Rider Charges

It is our understanding that the charges relating to any optional rider are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty if taken prior to age 59½.

For periodic (annuity) payments, we will default your state tax withholding (as applicable) based upon the marital status and allowance(s) provided for your federal taxes or, if no withholding instructions are provided, we will default to your resident state’s prescribed withholding default (if applicable). Please consult with a tax advisor for additional information, including whether your resident state has a specific version of the W-4P form that should be submitted to us with state-specific income tax information.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37½ or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

Please call us at (800) 748-6907 with any questions about the required withholding information.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract. Currently, we require all Contract Owners to be a U.S. person (citizen) or a U.S. resident alien.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be effected by completing the Transfer/ Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable Regulation 60 paperwork. The form is available by calling your financial professional, by calling us at (800) 748-6907, or on our website at www.PacificLife.com. Once completed, the form should be mailed to us. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax advisor prior to affecting a 1035 exchange.

Partial 1035 Exchanges and Annuitization

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Under Rev. Proc. 2011-38 a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 180 calendar days after the partial 1035 exchange. Any distribution taken during the 180 calendar days may jeopardize the tax-free treatment of the partial exchange. Such determination will be made by the IRS, using general tax principals, to determine the substance, and thus the treatment of the transaction. In addition, annuity payments that are based on one or more lives or for a period of 10 or more years (as described in Code Section 72(a)(2)) will not be treated as a distribution from either the old or new contract when determining whether the tax treatment described in Rev. Proc. 2011-38 will apply. Rev. Proc. 2011-38 applies to partial exchanges and partial annuitizations on or after October 24, 2011.

You should consult your tax advisor prior to affecting a partial 1035 exchange or a partial annuitization.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is a maximum of 20% (as low as 0% for lower-income individuals). In contrast, an ordinary income tax rate of up to 37% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity prior to attaining age 59½ may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. Additionally, if you surrender your Contract and your Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), you cannot deduct the ordinary income loss as a miscellaneous itemized deduction subject to the 2% floor of AGI. This provision of the 2017 Tax Cuts and Jobs Act is effective for taxable years beginning after December 31, 2017 and sunsets after 2025. Consult with your tax advisor regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life & Annuity Company

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts – General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. Other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax free recovery of after-tax contributions (if any). Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated as ordinary income. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Tax Penalty for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59½ are subject to a 10% tax penalty imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include distributions:

• made to a beneficiary after the owner’s/participant’s death,

• attributable to the owner/participant becoming disabled under Section 72(m)(7),

• that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary, and after you have separated from service (if payments are made from a qualified retirement plan),

• for certain higher education expenses (IRAs only),

• used to pay for certain health insurance premiums or medical expenses (IRAs only),

• for costs related to the purchase of your first home (IRAs only), and

• (except for IRAs) made to an employee after separation from service if the employee separates from service during or after the calendar year in which he or she attains age 55 (or age 50 in the case of a qualified public safety employee).

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

• the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA, or

• the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to 10% federal withholding unless the distributee elects not to have withholding apply.

For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us. If you do not provide us with withholding information, we are required to determine the Federal income tax withholding according to the then current defaults for marital status and number of exemptions. State and local withholding may apply different defaults and will be determined by applicable law.

IRAs and Other Qualified Contracts with Optional Benefit Riders

As of the date of this Prospectus, there are special considerations for purchases of any optional living or death benefit riders. Treasury Regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these Regulations do not prohibit the living or death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has living or death benefit riders and is issued as a Traditional IRA, Roth IRA, SEP IRA or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by optional benefit riders are not incidental. In addition, to the extent that the optional benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional benefit riders are not subject to current taxation and we will not report them as such. However, Treasury or the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with Treasury Regulations or IRS guidance.

Required Minimum Distributions

Treasury Regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year. The information below is for Qualified Contracts held in either a Qualified Plan, or IRA, prior to the annuity start date.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949). The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949), or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The Treasury Regulations require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Regulations, the IRA owner does not need to actually have a named beneficiary when they reach the RBD.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

Required Minimum Distributions for Beneficiaries

For Owner/Annuitants who died prior to January 1, 2020, their designated beneficiaries calculate RMDs using the Single Life Table (Table I, Appendix B, Publication 590-B, Distributions from Individual Retirement Arrangements (IRAs)). The table provides a life expectancy factor based on the beneficiary’s age. The account balance is divided by this life expectancy factor to determine the first RMD. The life expectancy is reduced by one for each subsequent year.

For Owner/Annuitants who die after December 31, 2019, the RMD rules for beneficiaries who inherit an account or IRA are different depending on whether the beneficiary is an “eligible designated beneficiary” or not. An eligible designated beneficiary includes a surviving spouse, a disabled individual, a chronically ill individual, a minor child, or an individual who is not more than 10 years younger than the account owner. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. These eligible designated beneficiaries may take their distributions over the beneficiary's life expectancy. However, minor children must still take remaining distributions within 10 years of reaching age 18. Additionally, a surviving spouse beneficiary may delay commencement of distributions until the later of the end of the year that the Owner/Annuitant would have attained age 72, or the surviving spouse’s RBD.

Designated beneficiaries, who are not an eligible designated beneficiary, must withdraw the entire account by the 10th calendar year following the death of the Owner/Annuitant.

Non-designated beneficiaries must withdraw the entire account within 5 years of the Owner/Annuitant’s death if distributions have not begun prior to death. For IRA distributions, see Publication 590-B, Distribution from Individual Retirement Arrangements (IRAs).

The CARES Act waived RMDs for 2020. This waiver applies to the Owner/Annuitant, as well as to the Beneficiary of an Inherited

IRA. If a Beneficiary was subject to the 5 year rule, he or she can now waive the distribution for 2020, effectively taking distributions over a 6-year period rather than a 5-year period.

Actuarial Value

In accordance with Treasury Regulations, RMDs and Roth IRA conversions may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from riders that you have purchased under the Contract. As a result, RMDs and taxes due on Roth IRA Conversions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any riders.

RMDs and Annuity Options

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

• no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 72 (or 70½ if born prior to July 1, 1949),

• must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, and

• may be further limited to comply with the RMD requirements for beneficiaries (i.e. the 10-year rule).

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available.

Annuity payments made on or after January 1st of the year the Owner/Annuity turns 72 (or 70½ if born prior to July 1, 1949) are considered RMDs and are therefore not eligible rollover distributions. The Owner/Annuitant may not request a direct or indirect rollover of any annuity payment made on or after this date.

In order to comply with RMD regulations, some riders or benefits may not be available for your Contract.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts may be available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax advisor. You should also consult with a qualified tax advisor and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code Section 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401 of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have compensation (as defined by the Code) of at least the contribution amount. Distributions of minimum amounts specified by the Code and Treasury Regulations must commence by April 1 of the calendar year following the calendar year in which you attain age 72 (or 70½ if born prior to July 1, 1949). Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you may wish to have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which employers are allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59½.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax advisor.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

One IRA Rollover Per Year

Effective January 1, 2015, the IRS will only permit a taxpayer to complete one 60-day indirect IRA-to-IRA rollover per 12 month period. This means that a taxpayer could not make a 60-day indirect IRA-to-IRA rollover if he or she had made such a rollover involving any of the taxpayer's IRAs in the preceding 1-year period. The limit will apply by aggregating all of the individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This rule does not affect the ability of an IRA owner to transfer funds from one IRA trustee directly to another, because such a transfer is not a rollover (but rather a direct transfer) and therefore, is not subject to the one-rollover-per-year limitation of Code Section 408(d)(3)(B). For additional information, see IRS Announcements 2014-15 and 2014-32. Always confirm with your own tax advisor whether this rule impacts your circumstances.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at shareholders’ meetings of the Funds. However, our current interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates. As a result of proportional voting, the votes cast by a small number of Contract Owners may determine the outcome of a vote.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

• your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

• the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s)

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax advisor before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner. A Contract cannot name more than two Contract Owners at any time. Any newly-named Contract Owners must be under the age of 86 at the time of change or addition. Additionally, further age limitations may apply if the Contract was issued with an optional death benefit rider. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners. Contract ownership changes may change the Return of Purchase Payments Death Benefit calculations. See DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS - Death Benefits. In addition, Contract ownership changes may terminate certain living benefit riders. See the Termination subsection for a particular living benefit rider in the LIVING BENEFIT RIDERS section. Work with your financial professional prior to making any ownership changes.

If your Contract is Qualified under Code Section 401, the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Code Section 408, you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

Once your Contract is issued, your sole Annuitant or Joint Annuitants cannot be changed. For certain Contracts, you may only add a Joint Annuitant on the Annuity Date. Certain changes may be permitted in connection with Contingent Annuitants. See ANNUITIZATION – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract before the Annuity Date or any remaining annuity payments after the Annuity Date if any Owner (or Annuitant in the case of a Non-Natural Owner) dies. See the DEATH BENEFITS AND OPTIONAL DEATH BENEFIT RIDERS section for additional information regarding death benefit payouts. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of any Owner (or Annuitant in the case of a Non-Natural Owner), as applicable. Any change or addition will generally take effect only when we receive all necessary documents, In Proper Form, and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. Under our administrative procedures, a signature guarantee and/or other verification of identity or authenticity may be required when processing a claim payable to a Beneficiary.

Spousal consent may be required to change an IRA Beneficiary. If you are considering removing a spouse as a Beneficiary, it is recommended that you consult your legal or tax advisor regarding any applicable state or federal laws prior to requesting the change. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Section 401 name the Plan as Beneficiary. If the Plan is unable to set up a trust account for Beneficiary payouts, we will pay the designated Plan Beneficiary under certain conditions. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of another investment company, or another investment vehicle. Required approvals of the SEC and the Superintendent of the New York State Department of Financial Services will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A and any new Subaccounts may invest in Portfolios of a Fund or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by the Superintendent of the New York State Department of Financial Services, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

• cease offering any Subaccount;

• add or change designated investment companies or their portfolios, or other investment vehicles;

• add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

• permit conversion or exchanges between portfolios and/or classes of contracts based on the Owners’ requests;

• add, remove or combine Variable Accounts;

• combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

• register or deregister Separate Account A or any Variable Account under the 1940 Act;

• operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

• run any Variable Account under the direction of a committee, board, or other group;

• restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

• make any changes required by the 1940 Act or other federal securities laws;

• make any changes necessary to maintain the status of the Contracts as annuities under the Code;

• make other changes required under federal or state law relating to annuities;

• suspend or discontinue sale of the Contracts; and

• comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at (800) 748-6907 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time on any Business Day.

Please send your forms and written requests or questions to our Service Center:

Pacific Life & Annuity Company

P.O. Box 2829

Omaha, Nebraska 68103-2829

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to our Service Center at the following address:

Pacific Life & Annuity Company

P.O. Box 2736

Omaha, Nebraska 68103-2736

If you are using an overnight delivery service to send payments, please send them to our Service Center at the following address:

Pacific Life & Annuity Company

6750 Mercy Road, RSD

Omaha, Nebraska 68106

The effective date of certain notices or of instructions is determined by the date and time on which we receive the notice or instructions In Proper Form. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. In those instances when information regarding your Purchase Payment is electronically transmitted to us by the broker-dealer, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us if you or your financial professional have any questions regarding which address you should use.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, transfer requests, and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will be effective at the end of the same Business Day that we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them In Proper Form unless the transaction or event is scheduled to occur on another Business Day. We may also require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, In Proper Form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment In Proper Form. You should call your financial professional or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

The authorization to make transactions by telephone or, to the extent available, electronically, will terminate when we receive notification of your death, and telephone or electronic transactions will no longer be accepted.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

• You should provide a current e-mail address and notify us promptly when your e-mail address changes.

• You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned contracts, all information will be provided to the e-mail address that is provided to us.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please call (800) 748-6907 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following Business Day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Purchase Payments and transfers, unscheduled partial withdrawals, a full withdrawal and living benefit rider Automatic or Owner Elected Resets. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized investment program, dollar cost averaging, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible, preferably within 30 calendar days from receiving the transaction confirmation or if the transaction is first confirmed on the quarterly statement, within 30 calendar days of receiving the quarterly statement.

You will also be sent an annual and semi-annual report (shareholder reports) for the Funds and a list of the securities held in each Portfolio of the Funds, as required by the 1940 Act; or more frequently if required by law.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing or calling us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Cybersecurity and Business Continuity Risks

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with contract transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the portfolios available through your Contract. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

Distribution Arrangements

PSD, a broker-dealer and an affiliate of ours, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their financial professionals. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual financial professional who sells you a Contract typically will receive a portion of the compensation, under the financial professional’s own arrangement with his or her broker-dealer. Broker-dealers may generally receive aggregate commissions of up to

8.00% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.25%, on an annual basis, of the Account Value considered in connection with the trail commission.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited financial professionals and other employees, payments for travel expenses, including lodging, incurred by financial professionals and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial professionals of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial professional market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your financial professional or broker-dealer to present this Contract over other investment vehicles available in the marketplace. You may ask your financial professional about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

We have entered into services agreements with certain Funds, or Fund affiliates, which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.25% and each Fund (or Fund affiliate) may not pay the same annual percentage (some may pay significantly less). Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

American Funds Insurance Series pays us for each American Fund Insurance Series portfolio (Class 4 and Class P2) held by our separate accounts. BlackRock Distributors, Inc. pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Fidelity Distributors Corporation pays us for each Fidelity® Variable Insurance Products Fund portfolio (Service Class and Service Class 2) held by our separate accounts. First Trust Variable Insurance Trust and First Trust Advisors L.P. pay us for each First Trust Variable Insurance Trust portfolio (Class I) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 4) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Ivy Distributors, Inc. pays us for each Ivy Variable Insurance Portfolio (Class II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Massachusetts Financial Services Company pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. State Street Global Advisors Funds Distributors, LLC, pays us for each State Street Variable Insurance Series Funds, Inc. portfolio (Class 3) held by our separate accounts.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Reinstatements

If we are the issuer of a Contract that is being replaced, we will reinstate the original Contract within 60 calendar days of the date of delivery of the replacing contract if the Owner decides to keep the original Contract and:

• we receive notification that the replacing contract has been cancelled, including the date of cancellation, and

• the replacing insurer processes a check and forwards it to us.

The original Contract will be reinstated with its original provisions and the amount of the check will be credited to the Contract on the date that all requirements are received In Proper Form. If any charges or fees were deducted from the Contract Value at the time the Contract was replaced, these charges and fees will be credited to the Contract at the time of the reinstatement. Any charges or fees that were scheduled to be processed between the date that the Contract was replaced and the date we completed the reinstatement will be assessed upon completion of the reinstatement processing.

Financial Statements

PL&A’s financial statements and the financial statements of Separate Account A are contained in the Statement of Additional Information.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the 34 Act.

THE GENERAL ACCOUNT

General Information

All amounts allocated to any fixed option become part of our General Account. We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions, and guidelines established by our Board. You will not share in the investment experience of General Account assets. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Any guarantees provided for under the contract or through living benefit or optional death benefit riders are backed by our financial strength and claims-paying ability. You must look to the strength of the insurance company with regard to such guarantees. Payments (including fixed annuity payments), withdrawals or transfers from the General Account (including any fixed-rate General Account Investment Option) may be delayed for up to six months after the request is effective.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in a fixed option is not subject to these Acts. This disclosure is, however, subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Purchase Payments or Contract Value to any fixed option, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”). Guarantee Terms will be offered at our discretion.

Guaranteed Interest Rates for any fixed option may be changed periodically for new allocations. Your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will credit interest daily at a rate that compounds over one year to equal the annual effective rate. The Guaranteed Interest Rate on your fixed option will remain in effect for the Guarantee Term and will never be less than the minimum guaranteed interest rate specified in your Contract.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw or transfer amounts from any fixed option to one or more of the other Variable Investment Options.

Amounts transferred or withdrawn from any fixed option may be delayed, as described under ADDITIONAL INFORMATION – Timing of Payments and Transactions. Any amount delayed, so long as it is held under any fixed option, will continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate specified in your Contract thereafter.

DCA Plus Fixed Option

Before your Annuity Date, you can allocate all or some of your Purchase Payments to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. Currently, we are not enforcing the minimum amount you may allocate to the DCA Plus Fixed Option but we reserve the right to enforce the minimum amount in the future. We will provide at least a 30 calendar day prior notice before we enforce the minimum amount you may allocate to the DCA Plus Fixed Option. You may not transfer any amount to the DCA Plus Fixed Option from any other Investment Option. All Purchase Payments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The DCA Plus Fixed Option Value on any Business Day is the DCA Plus Fixed Option Value on the prior Business Day, increased by any additions to the DCA Plus Fixed Option on that Business Day as a result of any:

• interest, plus

• Purchase Payments allocated to the DCA Plus Fixed Option, plus

• any additional amounts allocated to the DCA Plus Fixed Option,

and decreased by any deductions from the DCA Plus Fixed Option on that Business Day as a result of any;

• transfers,

• withdrawals, including any applicable withdrawal charges,

• amounts applied to provide an annuity,

• annual fees, and

• charges for premium taxes and/or other taxes.

The DCA Plus program will automatically terminate at the end of your DCA Plus Guarantee Term, or upon the earliest of:

• the date death benefit proceeds become payable under the Contract,

• the date you transfer the entire amount from the DCA Plus Fixed Option to another Investment Option,

• the date the Contract is terminated, or

• the Annuity Date.

At the end of the DCA Plus program, upon receipt of an additional Purchase Payment that satisfies our minimum allocation requirements, you may request, In Proper Form, a new DCA Plus program.

We reserve the right to change the terms and conditions of the DCA Plus program, but not a DCA Plus program you already have in effect.

Guarantee Terms

Currently, you can choose a Guarantee Term of up to 24 months, depending on what Guarantee Terms we offer. Please contact us for the Guarantee Terms currently available. The Business Day that the first Purchase Payment allocation is made to the DCA Plus Fixed Option will begin your Guarantee Term. Monthly transfers will occur on the same Business Day of each month thereafter to the Variable Investment Options that you selected. The amount transferred each month is equal to your DCA Plus Fixed Option Value on that Business Day divided by the remaining number of monthly transfers in the Guarantee Term.

Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00% with a Guarantee Term of 6 months. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 ($10,041.52 / 6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is $8,367.94. On July 1, your DCA Plus Fixed Option has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56 / 5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you can allocate all or a part of any additional Purchase Payments to the DCA Plus Fixed Option. Additional allocations must be at least $250. Each additional allocation will be transferred to the Variable Investment Options you select over the remaining Guarantee Term. Transfers will be made from the DCA Plus Fixed Option Value attributed to the oldest Investment allocation and each subsequent Purchase Payment in the order received.

Example: (using the previous example): On July 15, an additional $5,000 Purchase Payment is allocated to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30 / 4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.72.

Transfers

DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. No transfers to the DCA Plus Fixed Option may be made at any time. You cannot choose to transfer other than monthly. Unless otherwise instructed, any additional Purchase Payment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent allocation instructions.

If the Owner dies while transfers are being made from the DCA Plus Fixed Option and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, transfers will continue to be made from the DCA Plus Fixed Option to the selected Variable Investment Options, until the Guarantee Term ends.

DCA Plus Fixed Option interest is compounded annually and credited to your Contract daily. The Guaranteed Interest Rate is credited on a declining balance as money is transferred from the DCA Plus Fixed Option to the selected Variable Investment Options. The equivalent annual rate reflects the amount of interest that will be transferred to selected Variable Investment Options over the entire Guarantee Term divided by the amount originally invested in the DCA Plus Fixed Option.

Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 4.00% with a Guarantee Term of 12 months. Over the entire Guarantee Term, $216.33 of interest is transferred to the selected Variable Investment Options. The equivalent annual rate will equal 2.16% during the Guarantee Term.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PERFORMANCE

Total Returns

Yields

Performance Comparisons and Benchmarks

Power of Tax Deferral

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

Variable Annuity Payment Amounts

Redemptions of Remaining Guaranteed Variable Payments Under Options 2, 4 and Joint Life with Period Certain

Corresponding Dates

Age and Sex of Owner and Annuitant

Systematic Transfer Programs

Pre-Authorized Withdrawals

More on Federal Tax Issues

Safekeeping of Assets

FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITORS

You can receive a copy of the Pacific Choice Income SAI without charge by calling us at (800) 748-6907 or you can visit our website at www.pacificlife.com to download a copy.

FUTURE INCOME GENERATOR (SINGLE AND JOINT)
SAMPLE CALCULATIONS APPENDIX

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current Annual Credit Percentage or the current Withdrawal Percentages. The Annual Credit Percentage and Withdrawal Percentages are disclosed in a Rate Sheet Prospectus Supplement applicable to your Contract.

The examples apply to Future Income Generator (Single) and (Joint) unless otherwise noted below.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Annual Credit = $0

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

• No withdrawals taken.

• Annual Credit Percentage of 7%

• Protected Payment Amount = 5% of Protected Payment Base.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$25,000		$125,000	$0	$125,000	$6,250
Year 2 Contract Anniversary			$130,000	$8,750	$133,750	$6,688

Immediately after the $25,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base, is increased by the Purchase Payment amount to $125,000 ($100,000 + $25,000). The Protected Payment Amount after the Purchase Payment is equal to $6,250 (5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, an annual credit of $8,750 (7% of total Purchase Payments) is applied to the Protected Payment Base, increasing it to $133,750. On Year 2 Contract Anniversary, the Protected Payment Base (after the Annual Credit) is higher than the Contract Value, so no automatic reset occurs. The Protected Payment Amount on that Contract Anniversary is equal to $6,688 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

• A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Year 2.

• Annual Credit Percentage of 7%.

• Protected Payment Amount = 5% of Protected Payment Base.

• Automatic Resets at Beginning of Contract Years 4 and 5.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$25,000		$125,000	$0	$125,000	$6,250
Year 2 Contract Anniversary			$130,000	$8,750	$133,750	$6,688
Activity		$4,000	$128,000		$133,750	$2,688
Year 3 Contract Anniversary			$130,000	NA	$133,750	$6,688
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$145,000	NA	$133,750	$6,688
Year 4 Contract Anniversary	(After Automatic Reset)		$145,000	NA	$145,000	$7,250
Activity		$7,250	$142,000		$145,000	$0
Year 5 Contract Anniversary	(Prior to Automatic Reset)		$150,000	NA	$145,000	$7,250
Year 5 Contract Anniversary	(After Automatic Reset)		$150,000	NA	$150,000	$7,500

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($6,688):

• the Protected Payment Base remains unchanged; and

• since a withdrawal occurred, the Annual Credit will no longer apply.

At Year 3 Contract Anniversary, since the Contract Value ($130,000) is less than the Protected Payment Base ($133,750), no Automatic Reset occurs. The Protected Payment Amount will be $6,688 (5% of the Protected Payment Base).

At Year 4 Contract Anniversary, the Protected Payment Base ($133,750) was less than the Contract Value ($145,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $7,250 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($7,250) the Protected Payment Base remains unchanged.

At Year 5 Contract Anniversary, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 5 Contract Anniversary – Prior to Automatic Reset), an Automatic Reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 5 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $7,500 (5% of the reset Protected Payment Base).

Example #4 – Withdrawal Exceeding Protected Payment Amount (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 2.

• Annual Credit Percentage of 7%.

• Protected Payment Amount = 5% of Protected Payment Base.

• Contract Value immediately before withdrawal = $130,000.

• Automatic Reset at Beginning of Contract Year 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$25,000		$125,000	$0	$125,000	$6,250
Year 2 Contract Anniversary			$130,000	$8,750	$133,750	$6,688
Activity		$10,000	$120,000 (after $10,000 withdrawal)	N/A	$130,152	$0
Year 3 Contract Anniversary			$115,000	N/A	$130,152	$6,508
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$135,000	N/A	$130,152	$6,508
Year 4 Contract Anniversary	(After Automatic Reset)		$135,000	N/A	$135,000	$6,750

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

A withdrawal of $10,000 as the gross amount is requested during Contract Year 2. Withdrawal charges do not apply as this amount was within the free withdrawal amount. The gross amount of a withdrawal is used to determine compliance with the rider. If a withdrawal is requested as a net amount, taxes, and any applicable withdrawal charges would be calculated in excess of the net amount and therefore could further reduce the guarantees under the rider. To determine the gross amount in the described scenario the net amount can be divided by (1 – tax percentage withheld).

• $6,500 ÷ (1 - .35) = $10,000 (Gross Amount)

Because the $10,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($10,000 > $6,688), the Protected Payment Base immediately after the withdrawal is reduced. Since a withdrawal occurred, the Annual Credit is no longer applicable.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $130,000

• Protected Payment Base = $133,750

• Protected Payment Amount = $6,688 (5% × Protected Payment Base; 5% × $133,750 = $6,688)

• No withdrawals were taken prior to the excess withdrawal

A withdrawal of $10,000 was taken, which exceeds the Protected Payment Amount of $6,688 for the Contract Year. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $3,312 (total withdrawal amount – Protected Payment Amount; $10,000 – $6,688 = $3,312).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount). The Contract Value prior to the withdrawal was $130,000, which equals the $120,000 after the withdrawal plus the $10,000 withdrawal amount. Numerically, the ratio is 2.69% ($3,312 ÷ ($130,000 – $6,688); $3,312 ÷ $123,312 = 0.0269 or 2.69%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $130,152 (Protected Payment Base × (1 – ratio); $133,750 × (1 – 2.69%); $133,750 × 97.31% = $130,152).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $130,152 = $6,508), less cumulative withdrawals during that Contract Year ($10,000), but not less than zero). Since a withdrawal occurred, the Annual Credit will no longer apply.

At Year 3 Contract Anniversary, since the Contract Value ($115,000) is less than the Protected Payment Base ($130,152), no Automatic Reset occurs.

At Year 4 Contract Anniversary, the Protected Payment Base ($130,152) was less than the Contract Value ($135,000) on that Contract Anniversary (see balances at Year 4 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 4 Contract Anniversary – After Automatic Reset). The Protected Payment Amount is equal to $6,750 (5% of the reset Protected Payment Base).

Example #5 – Early Withdrawal (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 56 years old.

• A subsequent Purchase Payment of $25,000 is received during Contract Year 1.

• Annual Credit Percentage of 7%.

• A withdrawal greater than the Protected Payment Amount is taken during Contract Year 3.

• Contract Value immediately before withdrawal = $115,000.

• Automatic Reset at Beginning of Contract Year 6.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$0
Activity	$25,000		$125,000	$0	$125,000	$0
Year 2 Contract Anniversary			$130,000	$8,750	$133,750	$0
Year 3 Contract Anniversary			$115,000	$8,750	$142,500	$0
Activity		$10,000	$105,000 (after $10,000 withdrawal)	N/A	$130,103	$0
Year 4 Contract Anniversary			$101,000	N/A	$130,103	$0

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Protected Payment Amount
Activity (Designated Life reaches age 59½)			$98,000	N/A	$130,103	$6,505
Year 5 Contract Anniversary			$114,000	N/A	$130,103	$6,505
Year 6 Contract Anniversary	(Prior to Automatic Reset)		$132,000	N/A	$130,103	$6,505
Year 6 Contract Anniversary	(After to Automatic Reset)		$132,000	N/A	$132,000	$6,600

For an explanation of the values and activities at the start of and during Contract Year 1 and 2, refer to Examples #1 and #2.

At Year 3 Contract Anniversary, since the Contract Value ($115,000) is less than the Protected Payment Base ($133,750) plus the Annual Credit ($8,750), no Automatic Reset occurs. The Protected Payment Amount is $0 (0% of the Protected Payment Base) since the Designated Life has not reached 59½ years of age.

Because the $10,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount ($0) immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $10,000.

Second, determine the reduction percentage by dividing the early withdrawal amount by the Contract Value prior to the withdrawal: $10,000 ÷ $115,000 = 0.0870 or 8.70%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the lesser of (a) the total withdrawal amount ($10,000) ($142,500 - $10,000 = $132,500) or (b) the reduction percentage ($142,500 × 8.70%) = $12,397; $142,500 - $12,397 = $130,103. Since $130,103 is less than $132,500, the new Protected Payment Base is $130,103.

At Year 4 Contract Anniversary, since the Contract Value ($101,000) is less than the Protected Payment Base ($130,103), no Automatic Reset occurs. During Year 4, the Designated Life reaches age 59½ and a new Protected Payment Amount will be calculated. The Protected Payment Amount is 5% of the Protected Payment Base ($130,103) which results in a Protected Payment Amount of $6,505.

At Year 5 Contract Anniversary, since the Contract Value ($114,000) is less than the Protected Payment Base ($130,103), no Automatic Reset occurs.

At Year 6 Contract Anniversary, since the Contract Value ($132,000) is greater than the Protected Payment Base ($130,103) on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Protected Payment Amount is set to $6,600 (5% × $132,000).

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end. There are no calculations for the Annual Credit since the example has withdrawals occurring immediately.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is December 20 of each year. The assumed withdrawal rate is 5%.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
12/20/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
6/15/2021	$1,875			$100,000	$1,250

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
9/15/2021	$1,875			$100,000	$0
12/15/2021	$1,875			$100,000	$0
12/20/2021 Contract Anniversary				$100,000	$5,000
01/01/2022			$8,000
03/15/2022	$2,000			$100,000	$3,000

Because all withdrawals during the Contract Year (12/20/20 through 12/19/21) were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. In addition, each contract year the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero. Since the RMD Amount for 2022 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2022.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD Amount and Contract Anniversary are the same as above. The assumed withdrawal rate is 5%.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Protected Payment Amount
12/20/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
06/15/2021	$1,875			$100,000	$1,250
08/01/2021		$4,000		$96,900	$0

On 3/15/21 and 6/15/21 there were RMD Withdrawals of $1,875 that reduced the Protected Payment Amount by the amount of the withdrawals. On 8/1/21 a non-RMD Withdrawal of $4,000 caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). As the withdrawal exceeded the Protected Payment Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Protected Payment Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Protected Payment Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Protected Payment Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Protected Payment Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Protected Payment Amount); the calculation is based on the Contract Value and the Protected Payment Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Higher Age Band Reached Due to an Automatic Reset.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Automatic Resets at Contract Years 2 and 7.

• Withdrawals, are taken each Contract Year:

• Equal 4% of the Protected Payment Base in Contract Year 1 (age 64)

• Equal 5% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

• Equal 6% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$99,000	$100,000	$4,000
Year 2 Contract Anniversary	(Before Automatic Reset)	$102,000	$100,000	$4,000
Year 2 Contract Anniversary	(After Automatic Reset)	$102,000	$102,000	$5,100
3	$5,100	$96,909	$102,000	$5,100
4	$5,100	$97,816	$102,000	$5,100
5	$5,100	$99,691	$102,000	$5,100
6	$5,100	$98,648	$102,000	$5,100
Year 7 Contract Anniversary	(Before Automatic Reset)	$105,000	$102,000	$5,100
Year 7 Contract Anniversary	(After Automatic Reset)	$105,000	$105,000	$6,300
8	$6,300	$97,650	$105,000	$6,300
9	$6,300	$96,875	$105,000	$6,300
10	$6,300	$94,078	$105,000	$6,300
11	$6,300	$98,805	$105,000	$6,300
12	$6,300	$95,478	$105,000	$6,300
13	$6,300	$92,096	$105,000	$6,300
14	$6,300	$88,660	$105,000	$6,300
15	$6,300	$89,168	$105,000	$6,300
16	$6,300	$91,619	$105,000	$6,300
17	$6,300	$92,013	$105,000	$6,300
18	$6,300	$91,349	$105,000	$6,300
19	$6,300	$89,626	$105,000	$6,300
20	$6,300	$86,844	$105,000	$6,300
21	$6,300	$82,002	$105,000	$6,300
22	$6,300	$80,099	$105,000	$6,300

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). Since the Designated Life is 65 years of age when the Automatic Reset occurred, the Protected Payment Amount equals $5,100 (5% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Automatic Reset). Since the Designated Life is now 70 years of age when the Automatic Reset occurred, the Protected Payment Amount equals $6,300 (6% of the Protected Payment Base).

Example #8 – Higher Age Band Reached Due to an Owner-Elected Reset.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Owner-Elected Resets at Contract Years 2 and 7.

• Withdrawals, are taken each Contract Year:

• Equal 4% of the Protected Payment Base in Contract Year 1 (age 64)

• Equal 5% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

• Equal 6% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$98,000	$100,000	$4,000
Year 2 Contract Anniversary	(Before Owner-Elected Reset)	$99,000	$100,000	$4,000
Year 2 Contract Anniversary	(After Owner-Elected Reset)	$99,000	$99,000	$4,950
3	$4,950	$96,909	$99,000	$4,950
4	$4,950	$97,816	$99,000	$4,950
5	$4,950	$98,512	$99,000	$4,950
6	$4,950	$98,648	$99,000	$4,950
Year 7 Contract Anniversary	(Before Owner-Elected Reset)	$98,000	$99,000	$4,950
Year 7 Contract Anniversary	(After Owner-Elected Reset)	$98,000	$98,000	$5,880
8	$5,880	$97,650	$98,000	$5,880
9	$5,880	$96,875	$98,000	$5,880
10	$5,880	$94,078	$98,000	$5,880
11	$5,880	$97,528	$98,000	$5,880
12	$5,880	$95,478	$98,000	$5,880
13	$5,880	$92,096	$98,000	$5,880
14	$5,880	$88,660	$98,000	$5,880
15	$5,880	$89,168	$98,000	$5,880
16	$5,880	$91,619	$98,000	$5,880

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
17	$5,880	$92,013	$98,000	$5,880
18	$5,880	$91,349	$98,000	$5,880
19	$5,880	$89,626	$98,000	$5,880
20	$5,880	$86,844	$98,000	$5,880
21	$5,880	$82,002	$98,000	$5,880
22	$5,880	$80,099	$98,000	$5,880

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 4% of Protected Payment Base = $4,000

At Year 2 Contract Anniversary, since the Protected Payment Base was greater than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Owner-Elected Reset), an Automatic Reset did not occur. The Designated Life is 65 years of age and elects an Owner-Elected Reset which decreased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Owner-Elected Reset). Since the Designated Life is 65 years of age when the Owner-Elected Reset occurred, the Protected Payment Amount equals $4,950 (5% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was greater than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Owner-Elected Reset), an Automatic Reset did not occur. The Designated Life is 70 years of age and elects an Owner-Elected Reset which decreased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Owner-Elected Reset). Since the Designated Life is now 70 years of age when the Owner-Elected Reset occurred, the Protected Payment Amount equals $5,880 (6% of the Protected Payment Base).

Example #9 – Lifetime Income.

This example applies to the Future Income Generator (Single) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Annual Credit does not apply.

• Contract Value goes to zero during Contract Year 21.

• Death occurs during Contract Year 27 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$95,900	$100,000	$5,000
2	$5,000	$91,739	$100,000	$5,000
3	$5,000	$87,515	$100,000	$5,000
4	$5,000	$83,227	$100,000	$5,000
5	$5,000	$78,876	$100,000	$5,000

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
6	$5,000	$74,459	$100,000	$5,000
7	$5,000	$69,976	$100,000	$5,000
8	$5,000	$65,425	$100,000	$5,000
9	$5,000	$60,807	$100,000	$5,000
10	$5,000	$56,119	$100,000	$5,000
11	$5,000	$51,361	$100,000	$5,000
12	$5,000	$46,531	$100,000	$5,000
13	$5,000	$41,629	$100,000	$5,000
14	$5,000	$36,653	$100,000	$5,000
15	$5,000	$31,603	$100,000	$5,000
16	$5,000	$26,477	$100,000	$5,000
17	$5,000	$21,274	$100,000	$5,000
18	$5,000	$15,994	$100,000	$5,000
19	$5,000	$10,633	$100,000	$5,000
20	$5,000	$5,193	$100,000	$5,000
21	$5,000	$0	$100,000	$5,000
22	$5,000	$0	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000
27	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

During Contract Year 21, the Contract Value is reduced to zero after the Protected Payment Amount of $5,000 is withdrawn. Withdrawals of the Protected Payment Amount ($5,000) will continue to be paid each year (even if Contract Value is zero) until the date of death of the Designated Life or when a death benefit becomes payable under the Contract.

Example #10 – Lifetime Income.

This example applies to the Future Income Generator (Joint) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• Annual Credit does not apply.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continued Contract upon death of the first Designated Life.

• Contract Value goes to zero during Contract Year 21.

• Surviving Spouse dies during Contract Year 27 after the $5,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$5,000	$95,900	$100,000	$5,000
2	$5,000	$91,739	$100,000	$5,000
3	$5,000	$87,515	$100,000	$5,000
4	$5,000	$83,227	$100,000	$5,000
5	$5,000	$78,876	$100,000	$5,000
6	$5,000	$74,459	$100,000	$5,000
7	$5,000	$69,976	$100,000	$5,000
8	$5,000	$65,425	$100,000	$5,000
9	$5,000	$60,807	$100,000	$5,000
10	$5,000	$56,119	$100,000	$5,000
11	$5,000	$51,361	$100,000	$5,000
12	$5,000	$46,531	$100,000	$5,000
13	$5,000	$41,629	$100,000	$5,000
Activity (Death of first Designated Life) 14	$5,000	$36,653	$100,000	$5,000
15	$5,000	$31,603	$100,000	$5,000
16	$5,000	$26,477	$100,000	$5,000
17	$5,000	$21,274	$100,000	$5,000
18	$5,000	$15,994	$100,000	$5,000
19	$5,000	$10,633	$100,000	$5,000
20	$5,000	$5,193	$100,000	$5,000
21	$5,000	$0	$100,000	$5,000
22	$5,000	$0	$100,000	$5,000
23	$5,000	$0	$100,000	$5,000
24	$5,000	$0	$100,000	$5,000
25	$5,000	$0	$100,000	$5,000
26	$5,000	$0	$100,000	$5,000
27	$5,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

During Contract Year 14, the death of the first Designated Life occurred. Withdrawals of the Protected Payment Amount (5% of the Protected Payment Base) will continue to be paid each year.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that results in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would termination upon the death of the first Designated Life.

During Contract Year 21, the Contract Value is reduced to zero after the Protected Payment Amount of $5,000 is withdrawn. Withdrawals of the Protected Payment Amount ($5,000) will continue to be paid each year (even if Contract Value is zero) until the date of death of the surviving Designated Life or when a death benefit becomes payable under the Contract.

ENHANCED INCOME SELECT 2 (SINGLE AND JOINT)
SAMPLE CALCULATIONS APPENDIX

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

The examples may not reflect the current Annual Credit Percentage, Enhanced Income Percentages or the current Guaranteed Lifetime Income Percentage. The Annual Credit Percentage Enhanced Income Percentages, and Guaranteed Lifetime Income Percentage are disclosed in a Rate Sheet Prospectus Supplement applicable to your Contract.

The examples apply to Enhanced Income Select 2 (Single) and (Joint) unless otherwise noted below.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000

On the Rider Effective Date, the initial values are set as follows:

• Annual Credit = $0

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• No withdrawals taken.

• Annual Credit Percentage of 6%

• Enhanced Income Amount = 5% of Protected Payment Base

• Automatic Reset at Beginning of Contract Year 2.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$100,000		$200,000	$0	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$220,000	$12,000	$212,000	$10,600
Year 2 Contract Anniversary	(After Automatic Reset)		$220,000		$220,000	$11,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base is increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Enhanced Income Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment).

Since no withdrawal occurred prior to Year 2 Contract Anniversary, an annual credit of $12,000 (6% of total Purchase Payments) is applied to the Protected Payment Base, increasing it to $212,000 (see balances at Year 2 Contract Anniversary – Prior to Automatic Reset). An automatic reset takes place at Year 2 Contract Anniversary, since the Contract Value is higher than the Protected Payment Base (after the Annual Credit) (see balances at Year 2 Contract Anniversary – After Automatic Reset). The Enhanced Income Amount on that Contract Anniversary is equal to $11,000 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawal Not Exceeding Enhanced Income Amount & Income Rollover Feature (Including any applicable taxes).

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• Annual Credit Percentage of 6%.

• A withdrawal equal to or less than the Enhanced Income Amount is taken during Contract Year 2.

• Enhanced Income Amount = 5% of Protected Payment Base.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Enhanced Income Amount	Income Rollover Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$100,000		$200,000	$0	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$220,000	$12,000	$212,000	$10,600
Year 2 Contract Anniversary	(After Automatic Reset)		$220,000		$220,000	$11,000
Activity		$5,000	$221,490 (after $5,000 withdrawal)		$220,000	$6,000
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$221,490	N/A	$220,000	$11,000	$6,000
Year 3 Contract Anniversary	(After Automatic Reset)		$221,490	N/A	$221,490	$11,075	$6,000
Activity		$15,000	$210,000 (after $15,000 withdrawal)		$221,490	$2,075	$0
Year 4 Contract Anniversary			$210,000	N/A	$221,490	$11,075	$2,075

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Enhanced Income Amount immediately prior to the withdrawal ($11,000):

• the Protected Payment Base remains unchanged; and

• since a withdrawal occurred, the Annual Credit will no longer apply.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 3 Contract Anniversary – Prior to Automatic Reset), an automatic reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 3 Contract Anniversary – After Automatic Reset). As a result, the Enhanced Income Amount after the automatic reset at the Year 3 Contract Anniversary is equal to $11,075

(5% of the reset Protected Payment Base). Additionally, since there was $6,000 of unused Enhanced Income Amount at the end of Year 2 that amount becomes the Income Rollover Amount at the start of Year 3.

Because the $15,000 withdrawal during Contract Year 3 did not exceed the sum of the $6,000 Income Rollover Amount and the $11,075 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base remains unchanged. The $6,000 Income Rollover Amount is withdrawn first and the remaining $9,000 reduces the Enhanced Income Amount to $2,075.

At Year 4, since the Contract Value is less than the Protected Payment Base no reset occurs. The $2,075 of unused Enhanced Income Amount from Year 3 becomes the Income Rollover Amount at the start of Year 4.

Example #4 – Withdrawal Exceeding Enhanced Income Amount (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• Annual Credit Percentage of 6%.

• Enhanced Income Amount = 5% of Protected Payment Base.

• A withdrawal greater than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $195,000.

• Automatic Resets at Beginning of Contract Years 2 and 3.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$5,000
Activity	$100,000		$200,000	$0	$200,000	$10,000
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$220,000	$12,000	$212,000	$10,600
Year 2 Contract Anniversary	(After Automatic Reset)		$220,000		$220,000	$11,000
Activity		$30,000	$165,000 (after $30,000 withdrawal)		$197,274	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$198,000	N/A	$197,274	$9,864
Year 3 Contract Anniversary	(After Automatic Reset)		$198,000	N/A	$198,000	$9,900

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

A withdrawal of $30,000 as the gross amount is requested during Contract Year 2. The gross amount of a withdrawal is used to determine compliance with the rider. Withdrawal charges apply because the amount withdrawn exceeds the free withdrawal amount. If a withdrawal is requested as a net amount, taxes and any applicable withdrawal charges would be calculated in excess of the net amount and therefore could further reduce the guarantees under the rider. To determine the gross amount in the described scenario the net amount can be divided by (1- tax percentage withheld).

• Free amount prior to withdrawal = $20,000

• Withdrawal charges = $30,000-$20,000 = $10,000 x 8% = $800

• $18,980 (Net Amount) ÷ (1 - .35) = $29,200 + $800 = $30,000 (Gross Amount)

Because the $30,000 withdrawal during Contract Year 2 exceeds the $11,000 Enhanced Income Amount immediately prior to the withdrawal ($30,000 > $11,000), the Protected Payment Base immediately after the withdrawal is reduced. Since a withdrawal occurred, the Annual Credit is no longer applicable.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $195,000

• Protected Payment Base = $220,000

• Enhanced Income Amount = $11,000 (5% × Protected Payment Base; 5% × $220,000 = $11,000)

• No withdrawals were taken prior to the excess withdrawal

• A withdrawal of $30,000 was taken, which exceeds the Enhanced Income Amount of $11,000 for the Contract Year. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount, which is the total withdrawal amount less the Enhanced Income Amount: $30,000 – $11,000 = $19,000.

Second, determine the reduction percentage by dividing the excess withdrawal amount computed above by the difference between the Contract Value and the Enhanced Income Amount immediately before the withdrawal: $19,000 ÷ ($195,000 - $11,000) = 0.1033 or 10.33%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the percentage computed above: $220,000 – ($220,000 × 10.33%) = $197,274.

The Enhanced Income Amount immediately after the withdrawal is equal to $0. This amount is determined by multiplying the Protected Payment Base before the withdrawal by 5% and then subtracting all of the withdrawals made during that Contract Year:
(5% × $220,000) – $30,000 = -$19,000 or $0, since the Enhanced Income Amount can’t be less than zero. Since a withdrawal occurred, the Annual Credit will no longer apply.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an automatic reset occurs that increases the Protected Payment Base to an amount equal to 100% of the Contract Value on that date. (Compare the balances at Year 3 Contract Anniversary Prior to and After Automatic Reset).

Example #5 – Early Withdrawal (Including any applicable withdrawal charges or taxes).

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 56½ years old.

• A subsequent Purchase Payment of $100,000 is received during Contract Year 1.

• Annual Credit Percentage of 6%.

• A withdrawal greater than the Enhanced Income Amount is taken during Contract Year 2.

• Contract Value immediately before withdrawal = $221,490.

• Automatic Resets at Beginning of Contract Years 2, 3 and 4.

• Each Contract Anniversary referenced in the table represents the first calendar day of the applicable Contract Year.

	Purchase Payment	Withdrawal	Contract Value	Annual Credit	Protected Payment Base	Enhanced Income Amount
Rider Effective Date	$100,000		$100,000	$0	$100,000	$0
Activity	$100,000		$100,000	$0	$200,000	$0
Year 2 Contract Anniversary	(Prior to Automatic Reset)		$220,000	$12,000	$212,000	$0
Year 2 Contract Anniversary	(After Automatic Reset)		$220,000		$220,000	$0
Activity		$25,000	$196,490 (after $25,000 withdrawal)		$195,000	$0
Year 3 Contract Anniversary	(Prior to Automatic Reset)		$196,490	N/A	$195,000	$0
Year 3 Contract Anniversary	(After Automatic Reset)		$196,490	N/A	$196,490	$0
Year 4 Contract Anniversary	(Prior to Automatic Reset)		$205,000	N/A	$196,490	$0
Year 4 Contract Anniversary	(After Automatic Reset)		$205,000	N/A	$205,000	$10,250

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $25,000 withdrawal during Contract Year 2 exceeds the $0 Enhanced Income Amount immediately prior to the withdrawal, the Protected Payment Base immediately after the withdrawal will be reduced based on the following calculation:

First, determine the early withdrawal amount. The early withdrawal amount is the total withdrawal amount of $25,000.

Second, determine the reduction percentage by dividing the early withdrawal amount determined by the Contract Value prior to the withdrawal: $25,000 ÷ $221,490 = 0.1129 or 11.29%.

Third, determine the new Protected Payment Base by reducing the Protected Payment Base immediately prior to the withdrawal by the greater of (a) the total withdrawal amount ($25,000) and (b) the reduction percentage ($220,000 × 11.29%) = $24,838. Since $25,000 is greater than $24,838, the new Protected Payment Base is computed by subtracting $25,000 from the prior Protected Payment Base: $220,000 – $25,000 = $195,000.

At Year 3 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 3 Contract Anniversary – Prior to and After Automatic Reset). The Enhanced Income Amount remains at $0 since the Designated Life has not reached age 59½.

At Year 4 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary, an Automatic Reset occurs which increases the Protected Payment Base to an amount equal to 100% of the Contract Value (compare balances at Year 4 Contract Anniversary – Prior to and After Automatic Reset). The Enhanced Income Amount is set to $10,250 (5% × $205,000) since the Designated Life reached age 59½.

Example #6 – RMD Withdrawals.

This is an example of the effect of cumulative RMD Withdrawals during the Contract Year that exceed the Enhanced Income Amount established for that Contract Year and its effect on the Protected Payment Base. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end. There are no calculations for the Annual Credit since the example has withdrawals occurring immediately.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is December 20 of each year. The assumed Enhanced Income Percentage is 5%.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
12/20/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125
06/15/2021	$1,875			$100,000	$1,250
09/15/2021	$1,875			$100,000	$0
12/15/2021	$1,875			$100,000	$0
12/20/2021 Contract Anniversary				$100,000	$5,000
01/01/2022			$8,000
03/15/2022	$2,000			$100,000	$3,000

Because all withdrawals during the Contract Year (12/20/20 through 12/19/21) were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Enhanced Income Amount. In addition, each contract year the Enhanced Income Amount is reduced by the amount of each withdrawal until the Enhanced Income Amount is zero. Since the RMD Amount for 2022 increases to $8,000, the quarterly withdrawals of the RMD Amount increase to $2,000, as shown by the RMD Withdrawal on March 15, 2022.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above. The assumed Enhanced Income Percentage is 5%.

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
12/20/2020 Contract Anniversary				$100,000	$5,000
01/01/2021			$7,500
03/15/2021	$1,875			$100,000	$3,125

Activity Date	RMD Withdrawal	Non-RMD Withdrawal	Annual RMD Amount	Protected Payment Base	Enhanced Income Amount
06/15/2021	$1,875			$100,000	$1,250
08/01/2021		$4,000		$96,900	$0

On 3/15/21 and 6/15/21 there were RMD Withdrawals of $1,875 that reduced the Enhanced Income Amount by the amount of the withdrawals. On 8/1/21 a non-RMD Withdrawal of $4,000 caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Enhanced Income Amount ($5,000). As the withdrawal exceeded the Enhanced Income Amount immediately prior to the withdrawal ($1,250), and assuming the Contract Value was $90,000 immediately prior to the withdrawal, the Protected Payment Base is reduced to $96,900.

The Values shown below are based on the following assumptions immediately before the excess withdrawal:

• Contract Value = $90,000

• Protected Payment Base = $100,000

• Enhanced Income Amount = $1,250

A withdrawal of $4,000 was taken, which exceeds the Enhanced Income Amount of $1,250. The Protected Payment Base will be reduced based on the following calculation:

First, determine the excess withdrawal amount. The excess withdrawal amount is the total withdrawal amount less the Enhanced Income Amount. Numerically, the excess withdrawal amount is $2,750 (total withdrawal amount – Enhanced Income Amount; $4,000 – $1,250 = $2,750).

Second, determine the ratio for the proportionate reduction. The ratio is the excess withdrawal amount determined above divided by (Contract Value – Enhanced Income Amount); the calculation is based on the Contract Value and the Enhanced Income Amount values immediately before the excess withdrawal. Numerically, the ratio is 3.10% ($2,750 ÷ ($90,000 – $1,250); $2,750 ÷ $88,750 = 0.0310 or 3.10%).

Third, determine the new Protected Payment Base. The Protected Payment Base will be reduced on a proportionate basis. The Protected Payment Base is multiplied by 1 less the ratio determined above. Numerically, the new Protected Payment Base is $96,900 (Protected Payment Base × (1 – ratio); $100,000 × (1 – 3.10%); $100,000 × 96.90% = $96,900).

Example #7 – Higher Age Band Reached Due to an Automatic Reset.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Automatic Resets at Contract Years 2 and 7.

• Withdrawals, are taken each Contract Year:

• Equal 4% of the Protected Payment Base in Contract Year 1 (age 64)

• Equal 5% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

• Equal 6% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
1	$4,000	$99,000	$100,000	$4,000
Year 2 Contract Anniversary	(Before Automatic Reset)	$102,000	$100,000	$4,000
Year 2 Contract Anniversary	(After Automatic Reset)	$102,000	$102,000	$5,100
3	$5,100	$96,909	$102,000	$5,100

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Protected Payment Amount
4	$5,100	$97,816	$102,000	$5,100
5	$5,100	$99,691	$102,000	$5,100
6	$5,100	$98,648	$102,000	$5,100
Year 7 Contract Anniversary	(Before Automatic Reset)	$105,000	$102,000	$5,100
Year 7 Contract Anniversary	(After Automatic Reset)	$105,000	$105,000	$6,300
8	$6,300	$97,650	$105,000	$6,300
9	$6,300	$96,875	$105,000	$6,300
10	$6,300	$94,078	$105,000	$6,300
11	$6,300	$98,805	$105,000	$6,300
12	$6,300	$95,478	$105,000	$6,300
13	$6,300	$92,096	$105,000	$6,300
14	$6,300	$88,660	$105,000	$6,300
15	$6,300	$89,168	$105,000	$6,300
16	$6,300	$91,619	$105,000	$6,300
17	$6,300	$92,013	$105,000	$6,300
18	$6,300	$91,349	$105,000	$6,300
19	$6,300	$89,626	$105,000	$6,300
20	$6,300	$86,844	$105,000	$6,300
21	$6,300	$82,002	$105,000	$6,300
22	$6,300	$80,099	$105,000	$6,300

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 4% of Protected Payment Base = $4,000

At Year 2 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Automatic Reset). Since the Designated Life is 65 years of age when the Automatic Reset occurred, the Enhanced Income Amount equals $5,100 (5% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Automatic Reset), an Automatic Reset occurred which increased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Automatic Reset). Since the Designated Life is now 70 years of age when the Automatic Reset occurred, the Enhanced Income Amount equals $6,300 (6% of the Protected Payment Base).

Example #8 – Higher Age Band Reached Due to an Owner-Elected Reset.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 64 years old.

• No subsequent Purchase Payments are received.

• Owner-Elected Resets at Contract Years 2 and 7.

• Withdrawals, are taken each Contract Year:

• Equal 4% of the Protected Payment Base in Contract Year 1 (age 64)

• Equal 5% of the Protected Payment Base in Contract Years 2-6 (age 65-69)

• Equal 6% of the Protected Payment Base in Contract Years 7-22 (age 70-85)

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount
1	$4,000	$98,000	$100,000	$4,000
Year 2 Contract Anniversary	(Before Owner-Elected Reset)	$99,000	$100,000	$4,000
Year 2 Contract Anniversary	(After Owner-Elected Reset)	$99,000	$99,000	$4,950
3	$4,950	$96,909	$99,000	$4,950
4	$4,950	$97,816	$99,000	$4,950
5	$4,950	$98,512	$99,000	$4,950
6	$4,950	$98,648	$99,000	$4,950
Year 7 Contract Anniversary	(Before Owner-Elected Reset)	$98,000	$99,000	$4,950
Year 7 Contract Anniversary	(After Owner-Elected Reset)	$98,000	$98,000	$5,880
8	$5,880	$97,650	$98,000	$5,880
9	$5,880	$96,875	$98,000	$5,880
10	$5,880	$94,078	$98,000	$5,880
11	$5,880	$97,528	$98,000	$5,880
12	$5,880	$95,478	$98,000	$5,880
13	$5,880	$92,096	$98,000	$5,880
14	$5,880	$88,660	$98,000	$5,880
15	$5,880	$89,168	$98,000	$5,880
16	$5,880	$91,619	$98,000	$5,880
17	$5,880	$92,013	$98,000	$5,880
18	$5,880	$91,349	$98,000	$5,880
19	$5,880	$89,626	$98,000	$5,880
20	$5,880	$86,844	$98,000	$5,880
21	$5,880	$82,002	$98,000	$5,880
22	$5,880	$80,099	$98,000	$5,880

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 4% of Protected Payment Base = $4,000

At Year 2 Contract Anniversary, since the Protected Payment Base was greater than the Contract Value on that Contract Anniversary (see balances at Year 2 Contract Anniversary – Before Owner-Elected Reset), an Automatic Reset did not occur. The Designated Life is 65 years of age and elects an Owner-Elected Reset which decreased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 2 Contract Anniversary – After Owner-Elected Reset). Since the Designated Life is

65 years of age when the Owner-Elected Reset occurred, the Enhanced Income Amount equals $4,950 (5% of the Protected Payment Base).

At Year 7 Contract Anniversary, since the Protected Payment Base was greater than the Contract Value on that Contract Anniversary (see balances at Year 7 Contract Anniversary – Before Owner-Elected Reset), an Automatic Reset did not occur. The Designated Life is 70 years of age and elects an Owner-Elected Reset which decreased the Protected Payment Base to an amount equal to 100% of the Contract Value (see balances at Year 7 Contract Anniversary – After Owner-Elected Reset). Since the Designated Life is now 70 years of age when the Owner-Elected Reset occurred, the Enhanced Income Amount equals $5,880 (6% of the Protected Payment Base).

Example #9 – Lifetime Income.

This example applies to Enhanced Income Select 2 (Single) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• Every Designated Life is 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals of 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset or Owner-Elected Reset is assumed during the life of the Rider.

• Contract Value goes to zero during Contract Year 22.

• Guaranteed Lifetime Income Percentage is 3%.

• Death occurs during Contract Year 27 after the $3,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
1	$5,000	$96,489	$100,000	$5,000	N/A
2	$5,000	$92,410	$100,000	$5,000	N/A
3	$5,000	$88,543	$100,000	$5,000	N/A
4	$5,000	$84,627	$100,000	$5,000	N/A
5	$5,000	$80,662	$100,000	$5,000	N/A
6	$5,000	$76,648	$100,000	$5,000	N/A
7	$5,000	$72,583	$100,000	$5,000	N/A
8	$5,000	$68,467	$100,000	$5,000	N/A
9	$5,000	$64,299	$100,000	$5,000	N/A
10	$5,000	$60,078	$100,000	$5,000	N/A
11	$5,000	$55,805	$100,000	$5,000	N/A
12	$5,000	$51,478	$100,000	$5,000	N/A
13	$5,000	$47,096	$100,000	$5,000	N/A
14	$5,000	$42,660	$100,000	$5,000	N/A
15	$5,000	$38,168	$100,000	$5,000	N/A
16	$5,000	$33,619	$100,000	$5,000	N/A
17	$5,000	$29,013	$100,000	$5,000	N/A
18	$5,000	$24,349	$100,000	$5,000	N/A
19	$5,000	$19,626	$100,000	$5,000	N/A

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
20	$5,000	$14,844	$100,000	$5,000	N/A
21	$5,000	$10,002	$100,000	$5,000	N/A
22	$5,000	$0	$100,000	$5,000	N/A
23	$3,000	$0	$100,000	N/A	$3,000
24	$3,000	$0	$100,000	N/A	$3,000
25	$3,000	$0	$100,000	N/A	$3,000
26	$3,000	$0	$100,000	N/A	$3,000
27	$3,000	$0	$100,000	N/A	$3,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Enhanced Income Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid until the Contract Value reaches zero.

During Contract Year 22, the Contract Value is reduced to zero after the Enhanced Income Amount of $5,000 is withdrawn. In the Contract Year that the Contract Value is reduced to zero, any remaining Enhanced Income Amount for that Contract Year can be withdrawn before the start of the next Contract Anniversary.

At the beginning of Contract Year 23, there is no Contract Value and the Enhanced Income Amount will no longer apply. From this point forward, the amount that must be withdrawn annually is the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Amount is determined by multiplying the Guaranteed Lifetime Income Percentage by the Protected Payment Base. The Guaranteed Lifetime Income Amount is $3,000 (3% x $100,000 = $3,000). This amount will be paid at least annually until the death of the Designated Life.

Example #10 – Lifetime Income.

This example applies to Enhanced Income Select (Joint) only.

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• All Designated Lives are 65 years old.

• No subsequent Purchase Payments are received.

• Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

• No Automatic Reset is assumed during the life of the Rider.

• All Designated Lives remain eligible for lifetime income benefits while the Rider is in effect.

• Surviving Spouse continues Contract upon the death of the first Designated Life.

• Contract Value goes to zero during Contract Year 22.

• Guaranteed Lifetime Income Percentage is 3%.

• Surviving Spouse dies during Contract Year 26 after the $3,000 withdrawal was made.

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
1	$5,000	$96,489	$100,000	$5,000	N/A
2	$5,000	$92,410	$100,000	$5,000	N/A

Contract Year	Withdrawal	End of Year Contract Value	Protected Payment Base	Enhanced Income Amount	Guaranteed Lifetime Income Amount
3	$5,000	$88,543	$100,000	$5,000	N/A
4	$5,000	$84,627	$100,000	$5,000	N/A
5	$5,000	$80,662	$100,000	$5,000	N/A
6	$5,000	$76,648	$100,000	$5,000	N/A
7	$5,000	$72,583	$100,000	$5,000	N/A
8	$5,000	$68,467	$100,000	$5,000	N/A
9	$5,000	$64,299	$100,000	$5,000	N/A
10	$5,000	$60,078	$100,000	$5,000	N/A
11	$5,000	$55,805	$100,000	$5,000	N/A
12	$5,000	$51,478	$100,000	$5,000	N/A
13	$5,000	$47,096	$100,000	$5,000	N/A
Activity (Death of first Designated Life) 14	$5,000	$42,660	$100,000	$5,000	N/A
15	$5,000	$38,168	$100,000	$5,000	N/A
16	$5,000	$33,619	$100,000	$5,000	N/A
17	$5,000	$29,013	$100,000	$5,000	N/A
18	$5,000	$24,349	$100,000	$5,000	N/A
19	$5,000	$19,626	$100,000	$5,000	N/A
20	$5,000	$14,844	$100,000	$5,000	N/A
21	$5,000	$10,002	$100,000	$5,000	N/A
22	$5,000	$0	$100,000	$5,000	N/A
23	$3,000	$0	$100,000	N/A	$3,000
24	$3,000	$0	$100,000	N/A	$3,000
25	$3,000	$0	$100,000	N/A	$3,000
26	$3,000	$0	$100,000	N/A	$3,000

On the Rider Effective Date, the initial values are set as follows:

• Protected Payment Base = Initial Purchase Payment = $100,000

• Enhanced Income Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Enhanced Income Amount immediately prior to the withdrawal ($5,000), the Protected Payment Base remains unchanged.

Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid until the Contract Value reaches zero.

During Contract Year 14, the death of the first Designated Life occurred. Withdrawals of the Enhanced Income Amount (5% of the Protected Payment Base) will continue to be paid each year.

If there was a change in Owner, Beneficiary or marital status prior to the death of the first Designated Life that resulted in the surviving Designated Life (spouse) to become ineligible for lifetime income benefits, then the lifetime income benefits under the Rider would not continue for the surviving Designated Life and the Rider would terminate upon the death of the first Designated Life.

During Contract Year 22, the Contract Value is reduced to zero after the Enhanced Income Amount of $5,000 is withdrawn. In the Contract Year that the Contract Value is reduced to zero, any remaining Enhanced Income Amount for that Contract Year can be withdrawn before the start of the next Contract Anniversary.

At the beginning of Contract Year 23, there is no Contract Value and the Enhanced Income Amount will no longer apply. From this point forward, the amount that must be withdrawn annually is the Guaranteed Lifetime Income Amount. The Guaranteed Lifetime Income Amount is determined by multiplying the Guaranteed Lifetime Income Percentage by the Protected Payment Base. The Guaranteed Lifetime Income Amount is $3,000 (3% x $100,000 = $3,000). This amount will be paid at least annually until the death of the surviving Designated Life.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

SAMPLE CALCULATIONS APPENDIX

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the death benefit amount provided under the optional Return of Purchase Payments Death Benefit and to demonstrate how Purchase Payments and withdrawals made from the Contract may affect the values and benefits. There may be minor differences in the calculations due to rounding. These examples are not intended to reflect what your actual death benefit proceeds will be or serve as projections of future investment returns nor are they a reflection of how your Contract will actually perform.

Under the base Contract (no optional death benefit riders selected), the Death Benefit Amount is equal to the Contract Value.

THE EXAMPLES BELOW ASSUME NO OWNER CHANGE OR AN OWNER CHANGE TO THE PREVIOUS OWNER’S SPOUSE.

Return of Purchase Payments Death Benefit

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $83,629 (Total Adjusted Purchase Payment prior to the withdrawal × (1 − Pro Rata Reduction); $95,000 × (1 − 11.97%); $95,000 × 88.03% = $83,629). Since the Total Adjusted Purchase Payments were greater than the Contract Value at the time of the withdrawal, the Pro Rata Reduction resulted in the Total Purchase Payments being reduced by a greater amount than the withdrawal amount.

During Contract Year 14, death occurs. The Death Benefit Amount under the Return of Purchase Payments Death Benefit will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount under the Return of Purchase Payments Death Benefit would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

THE EXAMPLES BELOW ASSUME OWNER CHANGE TO SOMEONE OTHER THAN PREVIOUS OWNER’S SPOUSE, TO A TRUST OR NON-NATURAL ENTITY WHERE THE OWNER AND ANNUITANT ARE NOT THE SAME PERSON PRIOR TO THE CHANGE OR IF AN OWNER IS ADDED THAT IS NOT A SPOUSE OF THE OWNER.

Return of Purchase Payments Death Benefit

The values shown below are based on the following assumptions:

• Initial Purchase Payment = $100,000

• Rider Effective Date = Contract Date

• A subsequent Purchase Payment of $25,000 is received in Contract Year 3.

• A withdrawal of $35,000 is taken during Contract Year 6.

• Owner change to someone other than previous Owner’s Spouse during Contract Year 8.

• A withdrawal of $10,000 is taken during Contract Year 11.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value[1]	Total Adjusted Purchase Payments[1]
1	$100,000		$100,000	$100,000
2			$103,000	$100,000
3			$106,090	$100,000
Activity	$25,000		$133,468	$125,000
4			$134,458	$125,000
5			$138,492	$125,000
6			$142,647	$125,000
Activity		$35,000	$110,844	$95,000
7			$111,666	$95,000
8			$103,850	$95,000
Owner Change			$100,735	$95,000
9			$96,580	$95,000
10			$89,820	$95,000
11			$83,530	$95,000
Activity		$10,000	$73,530	$83,629
12			$68,383	$83,629
13			$63,596	$83,629
14 Death Occurs			$59,144	$83,629

1The greater of the Contract Value or the Total Adjusted Purchase Payments represents the Death Benefit Amount.

On the Rider Effective Date, the initial values are set as follows:

• Total Adjusted Purchase Payment = Initial Purchase Payment = $100,000

• Contract Value = Initial Purchase Payment = $100,000

During Contract Year 3, an additional Purchase Payment of $25,000 was made. The Total Adjusted Purchase Payment amount increased to $125,000. The Contract Value increased to $133,468.

During Contract Year 6, a withdrawal of $35,000 was made. This withdrawal reduced the Total Adjusted Purchase Payment amount on a pro rata basis to $95,000 and decreased the Contract Value to $110,844. Numerically, the new Total Adjusted Purchase Payment amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($145,844, which equals the $110,844 Contract Value after the withdrawal plus the $35,000 withdrawal amount). Numerically, the percentage is 24.00% ($35,000 ÷ $145,844 = 0.2400 or 24.00%).

Second, determine the new Total Adjusted Purchase Payment amount. The Total Adjusted Purchase Payment amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payment amount is $95,000 (Total Adjusted Purchase Payment amount prior to the withdrawal × (1 − Pro Rata Reduction); $125,000 × (1 − 24.00%); $125,000 × 76.00% = $95,000).

During Contract Year 8, an Owner change to someone other than the previous Owner’s spouse occurred. The Total Adjusted Purchase Payments on the effective date of the Owner change (the “Change Date”) will be reset to equal the lesser of the Contract Value as of the Change Date or the Total Adjusted Purchase Payments as of the Change Date. Numerically, the Total Adjusted Purchase Payments amount will be $95,000 since the Total Adjusted Purchase Payments as of the Change Date ($95,000) is less than the Contract Value as of the Change Date ($100,735).

After the Change Date, the Total Adjusted Purchase Payments will be increased by any Purchase Payments made after the Change Date and will be reduced by any Pro Rata Reduction for withdrawals made after the Change Date.

During Contract Year 11, a withdrawal of $10,000 was made. This withdrawal reduced the Total Adjusted Purchase Payments amount on a pro rata basis to $83,629 and decreased the Contract Value to $73,530. Numerically, the new Total Adjusted Purchase Payments amount is calculated as follows:

First, determine the Pro Rata Reduction. The percentage is the withdrawal amount divided by the Contract Value prior to the withdrawal ($83,530, which equals the $73,530 Contract Value after the withdrawal plus the $10,000 withdrawal amount). Numerically, the percentage is 11.97% ($10,000 ÷ $83,530 = 0.1197 or 11.97%).

Second, determine the new Total Adjusted Purchase Payments amount. The Total Adjusted Purchase Payments amount prior to the withdrawal is multiplied by 1 less the Pro Rata Reduction determined above. Numerically, the new Total Adjusted Purchase Payments amount is $83,629 (Total Adjusted Purchase Payments amount prior to the withdrawal x (1 - Pro Rata Reduction); $95,000 x (1 - 11.97%); $95,000 x 88.03% = $83,629). Since the Total Adjusted Purchase Payments were greater than the Contract Value at the time of the withdrawal, the Pro Rata Reduction resulted in the Total Purchase Payments being reduced by a greater amount than the withdrawal amount.

During Contract Year 14, death occurs. The Death Benefit Amount under the Return of Purchase Payments Death Benefit will be the Total Adjusted Purchase Payments ($83,629) because that amount is greater than the Contract Value ($59,144).

Using the table above, if death occurred in Contract Year 7, the Death Benefit Amount under the Return of Purchase Payments Death Benefit would be the Contract Value ($111,666) because that amount is greater than the Total Adjusted Purchase Payment of $95,000.

HISTORICAL RIDER PERCENTAGES

APPENDIX

This appendix provides historical rider percentages for the Enhanced Income Select 2 (Single) and Enhanced Income Select 2 (Joint).

The percentages below apply for applications (or Regulation 60 paperwork if a replacement)signed between January 19, 2021 and April 30, 2021, that met the requirements in effect at the time the application (or Regulation 60 paperwork if a replacement)was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Enhanced Income Select 2 (Single)	1.35%	5.0%
Enhanced Income Select 2 (Joint)	1.55%	5.0%

The percentages below apply for applications (or Regulation 60 paperwork if a replacement)signed between January 19, 2021 and April 30, 2021, that met the requirements in effect at the time the application (or Regulation 60 paperwork if a replacement)was submitted.

Age*	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½	4.5%	4.0%
60	4.5%	4.0%
61	4.5%	4.0%
62	4.5%	4.0%
63	4.5%	4.0%
64	4.5%	4.0%
65	7.0%	6.5%
66	7.0%	6.5%
67	7.0%	6.5%
68	7.0%	6.5%
69	7.0%	6.5%
70	7.5%	7.0%
71	7.5%	7.0%
72	7.5%	7.0%
73	7.5%	7.0%
74	7.5%	7.0%
75	7.5%	7.0%
76	7.5%	7.0%
77	7.5%	7.0%
78	7.5%	7.0%
79	7.5%	7.0%
80	7.5%	7.0%

Age*	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
81	7.5%	7.0%
82	7.5%	7.0%
83	7.5%	7.0%
84	7.5%	7.0%
85 and older	7.5%	7.0%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The Guaranteed Lifetime Income Percentage for applications signed between January 19, 2021 and April 30, 2021, that met requirements in effect at the time the application was submitted.

Age**	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½ and older	3.0%	3.0%

This appendix provides historical rider percentages for the Future Income Generator (Single) and Future Income Generator (Joint) Riders.

The percentages below apply for applications (or Regulation 60 paperwork if a replacement)signed between January 19, 2021 and April 30, 2021, that met the requirements in effect at the time the application (or Regulation 60 paperwork if a replacement)was submitted.

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Future Income Generator (Single)	1.35%	5.0%
Future Income Generator (Joint)	1.45%	5.0%

The percentages below apply for applications (or Regulation 60 paperwork if a replacement)signed between January 19, 2021 and April 30, 2021, that met the requirements in effect at the time the application (or Regulation 60 paperwork if a replacement)was submitted.

Age*	Future Income Generator (Single)	Future Income Generator (Joint)
Before 59½	0%	0%
59½	4.0%	3.5%
60	4.0%	3.5%
61	4.0%	3.5%
62	4.0%	3.5%
63	4.0%	3.5%
64	4.0%	3.5%
65	4.75%	4.25%
66	4.75%	4.25%

Age*	Future Income Generator (Single)	Future Income Generator (Joint)
67	4.75%	4.25%
68	4.75%	4.25%
69	4.75%	4.25%
70	4.75%	4.25%
71	4.75%	4.25%
72	4.75%	4.25%
73	4.75%	4.25%
74	4.75%	4.25%
75	5.0%	4.5%
76	5.0%	4.5%
77	5.0%	4.5%
78	5.0%	4.5%
79	5.0%	4.5%
80	5.0%	4.5%
81	5.0%	4.5%
82	5.0%	4.5%
83	5.0%	4.5%
84	5.0%	4.5%
85 and older	5.0%	4.5%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

The Guaranteed Lifetime Income Percentage for applications signed between January 19, 2021 and April 30, 2021, that met requirements in effect at the time the application was submitted.

Age**	Enhanced Income Select 2 (Single)	Enhanced Income Select 2 (Joint)
Before 59½	0%	0%
59½ and older	3.0%	3.0%

If you purchased a Rider, review the Rider specifications page you received for your Contract, speak with your financial professional, or call us to confirm the percentages applicable to you.

For applications (or Regulation 60 paperwork if a replacement)signed May 1, 2021 or after, rider percentages are disclosed in a Rate Sheet Prospectus Supplement in the front of this prospectus.

FINANCIAL HIGHLIGHTS (CONDENSED FINANCIAL INFORMATION)

As of December 31, 2020, no contracts were issued. As a result, no condensed financial information is included in this Prospectus.

WHERE TO GO FOR MORE INFORMATION

You will find more information about this variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2021.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference. The contents of the SAI are described in this Prospectus – see the Table of Contents.

You can get a copy of the SAI at no charge by visiting our website, calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

The Pacific Choice Income Contract is offered by Pacific Life & Annuity Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial professional or contact us.

How to Contact Us

Call or write our Service Center at:

Pacific Life & Annuity Company
P.O. Box 2829
Omaha, Nebraska 68103-2829

(800) 748-6907
6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms to our Service Center at the following address:

By mail
Pacific Life & Annuity Company
P.O. Box 2736
Omaha, Nebraska 68103-2736

By overnight delivery service
Pacific Life & Annuity Company
6750 Mercy Road, RSD
Omaha, Nebraska 68106

How to Contact the SEC

Commission’s Public Reference Section

100 F Street, NE

Washington, D.C. 20549

(202) 551-8090

Website: www.sec.gov

e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program

The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2021

PACIFIC CHOICE INCOME® VARIABLE ANNUITY

SEPARATE ACCOUNT A

Pacific Choice Income (the “Contract”) is a variable annuity contract offered by Pacific Life & Annuity Company (“PL&A”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2021, and any supplement thereto, which is available without charge upon written or telephone request to PL&A or by visiting our website at www.pacificlife.com. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life & Annuity Company

Mailing address: P.O. Box 2829

Omaha, Nebraska 68103-2829

(800) 748-6907

i

PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each full year period. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC, and is also referred to as “standardized return.”

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any optional Rider charge, any non-recurring fees or charges, or any increase in the Risk Charge for an optional Death Benefit Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $100,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) – 1

where T = average annual total return

ERV = ending redeemable value

P = hypothetical initial payment of $1,000

N = number of days

Average annual total return figures will be given for recent 1-, 3-, 5- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Annual Fee.

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Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, withdrawal charges, increases in Risk Charge for an optional Death Benefit Rider, charges for premium taxes and/or any other taxes, any living benefit rider charge, or any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Fidelity® VIP Government Money Market Subaccount

The “yield” (also called “current yield”) of the Fidelity® VIP Government Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity® VIP Government Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity® VIP Government Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, any increase in the Risk Charge for an optional Death Benefit Rider, any living benefit rider charge or any non-recurring fees or charges, but do reflect a deduction for the Annual Fee, the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $100,000.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2*[ (	a–b	+ 1)[6]-1]
c*d

where: a = net investment income earned during the period by the Portfolio attributable to the Subaccount.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.

d = the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, and the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $100,000), but does not reflect any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider, any living benefit rider charge, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide

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a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract (Non-Natural Persons as Owners may not receive tax deferred accumulation). Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 32%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the Risk Charge, and the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $100,000), any withdrawal charge, charge for applicable premium taxes and/or any other taxes, increase in the Risk Charge for an optional Death Benefit Rider, any living benefit rider charge, or any underlying Fund expenses.

If above expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 32% rate on the amount in excess of the Purchase Payment.

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The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59½ may be subject to a tax penalty of 10%.

Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 32%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, LLC (PSD)

Pacific Select Distributors, LLC, our affiliate, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by the Superintendent of the New York State Department of Financial Services to solicit applications for the Contracts. Because this Contract was not offered before 2021, PSD was not paid any underwriting commissions with regard to this Contract.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your financial professional and his or her firm. PL&A is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The

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mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your financial professional or broker-dealer.

In addition to the Purchase Payment-based and trail commissions described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value generally does not exceed 0.15% on an annual basis. Such additional compensation may give PL&A greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation also may afford PL&A a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial professional lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Contracts.

As of December 31, 2020, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

American Portfolios Financial Services Inc., Ameriprise Financial Services Inc., Bancwest Investment Services Inc., B B V A Securities Inc., Bok Financial Securities Inc, Cadaret, Grant & Co., Cambridge Investment Research Inc, Citizens Securities Inc, C U N A Brokerage Services Inc., C U S O Financial Services LP, Capital One Investing, Cetera Advisors LLC, Cetera Advisors Network LLC, Cetera Financial Institutions, Cetera Financial Specialists, Citigroup Global Markets Inc., CMS Investment Resources LLC, Commonwealth Financial Network, Edward D. Jones & Co., LP, Ensemble Financial Services Inc., The Enterprise Securities Co., Essex Financial Services Inc., F S C Securities Corporation, Fifth Third Securities Inc., Financial Advisors, First Allied Securities Inc., First Heartland Capital Inc., FTB Advisors Inc., Geneos Wealth Management Inc., Hancock Investment Services, H.Beck Inc., Horan Securities Inc., Independent Financial Group, Infinex Investments Inc., Investacorp Inc., Investment Professionals Inc., J J B Hilliard, Jacques Financial LLC, Janney Montgomery Scott Inc., Key Investment Services LLC, Kestra Investment Services, KMS Financial Service, L P L Financial LLC, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., M Holdings Securities Inc., M M L Investors Services Inc., Meridian Financial Group Inc., Morgan Stanley & Co. Incorporated, Mutual Of Omaha Investor Services Inc., Navy Federal Brokerage, NEXT Financial Group Inc., Oppenheimer & CO. Inc, Park Avenue Securities LLC., PNC Investments Inc., ProEquities Inc., Questar Capital Corporation, R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., Robert W Baird & Company Inc., Royal Alliance Associates Inc., Sagepoint Financial Inc., Santander Securities LLC, Securian Financial Services Inc., Securities America Inc., Securities Service Network, Signator Investors Inc., Sorrento Pacific Financial LLC, Stephens Inc., Stifel Nicolaus & Company Inc., Summit Brokerage Services Inc., The Huntington Bank, The Huntington Investment, Transamerica Financial Advisors Inc., Triad Advisors Inc., U B S Financial Services Inc., U S Bancorp Investments Inc., Unionbanc Investment Services LLC, United Planners’ Financial Services of America, VOYA Financial Advisors, W L Lyons Inc., Wells Fargo Advisors LLC, Wells Fargo Investments LLC, Wescom Financial Services LLC, Woodbury Financial Services Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation, such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Contract over other investment options. You may ask your financial professional about these potential conflicts of interest and how he/she and his/her broker-dealer are compensated for selling the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PL&A or PSD that are attended by, among others, representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information regarding the variable annuity and/or life insurance products issued by PL&A and its affiliates. Other persons may also attend all or a portion of any such

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conferences or meetings, including directors, officers and employees of PL&A, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PL&A or PSD. Additional expenses and promotional items may be paid for by PL&A and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

THE CONTRACTS AND THE SEPARATE ACCOUNT

Pursuant to Commodity Futures Trading Commission Rule 4.5, PL&A has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) = the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

 (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

 (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the basic Risk Charge plus the Administrative Fee and any applicable increase in the Risk Charge (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

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First: Pay Applicable Premium Taxes

When you convert any portion of your Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Account Value proportionately, relative to your Account Value in each Subaccount and in any fixed option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Contract Value, less any applicable Annual Fees, any living benefit rider charge, and/or withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 4% rate of return, as described in more detail below.

Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $4.99 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $499.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributed to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made, (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first) but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 0.70% and the Administrative Fee at an annual rate of 0.25%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Unit Values to correct for the Option Table’s implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an optional death benefit rider is not charged after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges.

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Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factors

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 4% each year during the payout of your annuity; thus 4% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Assume the net investment performance of a Subaccount is at a rate of 4.00% per year (after deduction of the 0.70% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 4.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 4% return [1.04] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.04	= 1; 1 - 1 = 0; 0 x 100% = 0%.
1.04

If the net investment performance of a Subaccount’s assets is at a rate less than 4.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 0.70% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 1.35% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026	= 0.9865; 0.9865 – 1 = -0.0135; -0.0135 × 100% = -1.35%.
1.04

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Redemptions of Remaining Guaranteed Variable Payments Under Options 2, 4, and Joint Life with Period Certain

If variable payments are elected under Annuity Options 2 and 4 (Life with Period Certain and Period Certain Only, respectively), or Joint Life with Period Certain, you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the

8

Annuity Date are available. If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption. If Annuity Option 2 or Joint Life with Period Certain was elected and the Annuitant is alive at the end of the guaranteed period, annuity payments will resume until the Annuitant’s death. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see the CHARGES, FEES AND DEDUCTIONS—Withdrawal Charge section in the Prospectus). If you have a Qualified Contract, there may be adverse tax implications if you elect to redeem any remaining variable payments in a single sum. Work with your tax advisor before making such an election. For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 5%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $235 (($5,000 - $300) * 5%). No withdrawal charge will be imposed on a redemption if:

• the Annuity Option is elected as the form of payments of death benefit proceeds, or

• the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

The variable payment amount we use in calculating the present value is determined by summing an amount for each Subaccount, which we calculate by multiplying your Subaccount Annuity Units by the Annuity Unit Value next computed after we receive your redemption request. This variable payment amount is then discounted at the assumed investment return from each future Annuity Payment date that falls within the payment guaranteed period. The sum of these discounted remaining variable payment amounts is the present value of remaining guaranteed variable payments.

If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption.

If you elect to redeem a portion of the remaining guaranteed variable payments in a single sum, we will reduce the number of Annuity Units for each Subaccount by the same percentage as the partial redemption value bears to the amount available upon a full redemption.

Redemption of remaining guaranteed variable payments will not affect the amount of any fixed annuity payments.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31, and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Owner and Annuitant

The Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain

9

states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with certain Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and/or sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest as stated in your Contract, from any payments due then or later; if we have made underpayments, we will add the amount, with interest as stated in your Contract, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

The fixed option(s) are not available in connection with portfolio rebalancing. You may not use dollar cost averaging, or DCA Plus at the same time. In addition, no fixed option(s) may be used as the target Investment Option under any systematic transfer program.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive notice from you In Proper Form. Your request may specify the date on which you want your first transfer to be made. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semi-annual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again. Currently, we are not enforcing the 30 day waiting periods but we reserve the right to enforce such waiting periods in the future. We will provide at least a 30 day prior notice before we enforce the 30 day waiting periods.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum Account Value requirement.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. We will provide at least a 30 day prior notice before we enforce the minimum transfer amount. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of:

• your request to stop dollar cost averaging is effective,

10

• your source Account Value is zero,

• your transfer amount is greater than the source Account Value, or

• your Annuity Date.

If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization.

For example, you could specify that 30% of your Contract Value should be in Subaccount A, 40% in Subaccount B, and 30% in Subaccount C.

Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semi-annually or annually. Any Investment Options not selected for portfolio rebalancing will not be rebalanced.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it In Proper Form. If you stop portfolio rebalancing, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. If you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time. Portfolio rebalancing will stop on the Annuity Date.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or living benefit rider, if applicable. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options. If you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it In Proper Form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. We will provide at least a 30 day prior notice before we enforce the 30-day waiting period.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59½, may be subject to a 10% federal tax penalty.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements generally appear in the Fund SAIs. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to

11

ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or the portfolio manager of a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

The financial statements of Separate Account A of PL&A as of December 31, 2020 and for each of the periods presented, are included in this SAI. PL&A’s financial statements as of December 31, 2020 and 2019 and for each of the two years in the period ended December 31, 2020 are included in this SAI. These financial statements should be considered only as bearing on the ability of PL&A to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Separate Account A of Pacific Life & Annuity Company as of December 31, 2020 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Pacific Life & Annuity Company as of December 31, 2020 and 2019 and for each of the two years in the period ended December 31, 2020 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

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Form No. PCINYSAI-0521

TABLE OF CONTENTS

SEPARATE ACCOUNT A

SEPARATE ACCOUNT A

INVESTMENTS

DECEMBER 31, 2020

Each variable account invests in shares of the corresponding portfolio or fund (with the same name). The shares owned and value of investments as of December 31, 2020; and the cost of purchases and proceeds from sales of investments for the year ended December 31, 2020, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income Class I *	105,892	$1,346,750	$1,078,102	$788,798
Diversified Bond Class I *	976,627	11,889,939	3,602,446	1,834,054
Floating Rate Income Class I *	707,002	9,319,952	787,382	2,789,544
High Yield Bond Class I *	792,605	7,435,528	887,960	1,116,368
Inflation Managed Class I *	595,900	7,446,813	1,627,265	1,949,110
Managed Bond Class I *	1,045,013	15,600,554	6,750,799	7,317,452
Short Duration Bond Class I *	1,251,584	13,460,048	3,911,168	4,282,168
Emerging Markets Debt Class I *	157,856	2,048,068	921,215	814,833
Dividend Growth Class I *	735,189	21,554,917	3,154,730	3,777,998
Equity Index Class I *	1,264,321	117,294,825	18,024,326	16,949,213
Focused Growth Class I *	286,956	15,102,367	4,474,516	2,941,075
Growth Class I *	210,911	11,090,842	2,633,193	3,967,347
Large-Cap Growth Class I *	824,363	16,887,415	6,541,390	3,719,706
Large-Cap Value Class I *	275,249	7,507,323	1,212,661	815,285
Main Street® Core Class I *	133,085	7,152,617	886,866	978,199
Mid-Cap Equity Class I *	216,251	6,349,630	600,023	1,516,380
Mid-Cap Growth Class I *	548,173	15,058,681	3,058,606	2,804,988
Mid-Cap Value Class I *	204,177	4,405,743	676,680	482,798
Small-Cap Equity Class I *	116,204	2,775,738	348,612	445,247
Small-Cap Growth Class I *	272,925	8,974,174	1,209,861	1,901,900
Small-Cap Index Class I *	359,383	11,083,945	1,693,116	2,452,964
Small-Cap Value Class I *	204,172	4,640,566	658,833	717,427
Value Class I *	183,668	2,954,353	270,950	496,627
Value Advantage Class I *	102,165	1,940,493	455,784	318,808
Emerging Markets Class I *	341,303	8,237,495	610,965	1,942,960
International Large-Cap Class I *	678,393	8,143,193	881,418	1,014,480
International Small-Cap Class I *	134,958	1,574,098	143,969	215,311
International Value Class I *	370,849	4,394,820	1,106,444	752,493
Health Sciences Class I *	483,503	27,848,827	3,871,252	4,692,193
Real Estate Class I *	227,530	6,476,218	651,392	1,388,652
Technology Class I *	1,278,217	18,557,338	3,834,112	3,265,792
PSF DFA Balanced Allocation Class D *	728,913	10,964,594	2,589,023	2,433,555
Pacific Dynamix - Conservative Growth Class I *	2,613,463	50,934,375	8,161,850	9,217,711
Pacific Dynamix - Moderate Growth Class I *	6,169,193	155,502,652	10,910,029	18,175,481
Pacific Dynamix - Growth Class I *	2,146,500	61,916,168	24,371,046	4,846,625
Portfolio Optimization Conservative Class I *	5,949,197	89,157,205	21,260,801	19,542,980
Portfolio Optimization Moderate-Conservative Class I *	8,349,630	139,730,651	5,745,988	24,058,010
Portfolio Optimization Moderate Class I *	27,225,315	500,832,805	15,528,663	67,746,675
Portfolio Optimization Growth Class I *	19,672,546	393,201,334	7,624,467	47,337,404
Portfolio Optimization Aggressive-Growth Class I *	4,584,402	94,684,587	2,387,574	13,824,699
Invesco Oppenheimer V.I. Global Series II	34,596	1,776,875	116,329	379,041
Invesco Oppenheimer V.I. International Growth Series II	250,714	762,171	143,693	118,730
Invesco V.I. Balanced-Risk Allocation Series II	1,937,130	19,933,064	4,314,139	2,832,967
Invesco V.I. Equity and Income Series II	84,667	1,508,762	194,745	229,925
Invesco V.I. Global Real Estate Series II	104,647	1,499,593	212,714	578,686
American Century VP Mid Cap Value Class II	201,629	4,147,514	594,913	1,107,517
American Funds IS Asset Allocation Class 4	9,042,347	235,643,554	19,040,952	28,338,138
American Funds IS Blue Chip Income and Growth Class 4	490,269	6,893,177	1,293,698	477,622
American Funds IS Bond Class 4	512,988	5,996,828	3,681,272	1,334,433
American Funds IS Capital Income Builder® Class 4	323,155	3,506,235	563,389	1,135,641
American Funds IS Capital World Bond Class 4	94,017	1,194,950	592,841	803,765
American Funds IS Global Balanced Class 4	311,486	4,367,036	1,698,120	866,487
American Funds IS Global Growth and Income Class 4	133,038	2,175,169	328,452	221,088
American Funds IS Global Growth Class 4	139,709	5,651,240	1,278,092	660,854

See Notes to Financial Statements	See explanation of symbol on page SA-2

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
American Funds IS Global Small Capitalization Class 4	53,030	$1,679,461	$147,448	$128,248
American Funds IS Growth Class 4	249,053	29,198,939	8,840,164	5,606,923
American Funds IS Growth-Income Class 4	286,605	15,473,815	1,586,875	2,227,284
American Funds IS High-Income Bond Class 4	195,819	2,063,936	756,416	241,828
American Funds IS International Class 4	151,698	3,526,989	284,249	614,013
American Funds IS International Growth and Income Class 4	111,827	2,104,583	446,016	648,497
American Funds IS Managed Risk Asset Allocation Class P2	1,170,002	15,736,525	2,950,408	1,674,065
American Funds IS New World Fund® Class 4	100,228	3,111,090	482,113	783,188
American Funds IS U.S. Government/AAA-Rated Securities Class 4	471,780	6,076,525	10,320,900	5,997,980
BlackRock® 60/40 Target Allocation ETF V.I. Class I	691,444	9,486,611	3,913,859	419,010
BlackRock® Capital Appreciation V.I. Class III	51,524	517,815	123,670	244,347
BlackRock® Global Allocation V.I. Class III	7,585,626	123,569,845	12,682,872	18,158,091
Fidelity® VIP Contrafund® Service Class 2	713,071	33,321,795	4,020,511	3,582,014
Fidelity® VIP FundsManager® 60% Service Class 2	3,120,503	35,292,889	5,285,301	5,286,271
Fidelity® VIP Government Money Market Service Class	33,025,105	33,025,105	42,482,313	32,005,850
Fidelity® VIP Strategic Income Service Class 2	523,650	6,116,230	1,394,765	1,731,441
First Trust Dorsey Wright Tactical Core Class I	148,329	2,029,145	103,782	1,079,075
First Trust Multi Income Allocation Class I	67,459	771,734	94,621	273,367
First Trust/Dow Jones Dividend & Income Allocation Class I	3,293,391	49,631,408	6,454,929	7,022,583
Franklin Allocation VIP Class 2	27,541	149,547	45,875	5,452
Franklin Allocation VIP Class 4	2,281,124	12,819,919	5,175,192	1,545,523
Franklin Income VIP Class 2	662,146	9,958,680	1,271,998	2,388,188
Franklin Mutual Global Discovery VIP Class 2	309,492	5,233,510	1,292,330	1,395,856
Franklin Rising Dividends VIP Class 2	442,403	12,891,626	1,801,853	2,733,023
Templeton Global Bond VIP Class 2	455,932	6,300,976	1,579,389	2,314,677
Ivy VIP Asset Strategy Class II	59,737	623,803	913,211	896,238
Ivy VIP Energy Class II	427,506	1,060,600	550,565	241,849
Janus Henderson Balanced Service Shares	7,486,298	345,118,351	73,341,502	22,610,376
Janus Henderson Flexible Bond Service Shares	185,975	2,599,930	1,150,686	711,980
JPMorgan Insurance Trust Global Allocation Class 2	23,110	455,955	324,155	111,505
JPMorgan Insurance Trust Income Builder Class 2	104,716	1,182,244	296,320	83,451
ClearBridge Variable Aggressive Growth - Class II	23,993	707,567	137,812	66,935
Lord Abbett Bond Debenture Class VC	414,296	5,174,558	930,524	2,034,027
Lord Abbett Total Return Class VC	389,152	6,751,788	1,843,591	1,606,915
MFS® Massachusetts Investors Growth Stock - Service Class	27,514	678,759	104,279	195,611
MFS® Total Return Series - Service Class	1,329,492	33,902,044	5,131,770	4,312,262
MFS® Utilities Series - Service Class	124,217	4,309,092	841,886	1,109,502
MFS® Value Series - Service Class	51,164	1,021,241	151,199	158,138
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	16,375	168,826	15,241	2,693
PIMCO All Asset - Advisor Class	11,060	123,982	111,600	2,025
PIMCO CommodityRealReturn® Strategy - Advisor Class	65,919	404,082	145,069	213,960
PIMCO Income - Advisor Class	34,086	375,285	367,202	1,191
Schwab VIT Balanced	351,656	4,937,247	891,717	160,940
Schwab VIT Balanced with Growth	557,450	8,740,810	324,183	667,278
Schwab VIT Growth	265,070	4,644,027	122,889	646,986
State Street Total Return V.I.S. Class 3	1,059,821	17,561,238	1,429,637	3,274,281
VanEck VIP Global Hard Assets Class S	46,012	991,551	144,015	268,401

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio/fund during the reporting period.

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Managed
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$1,346,750	$11,889,939	$9,319,952	$7,435,528	$7,446,813	$15,600,554
Receivables:
Due from Pacific Life & Annuity Company	—	—	1,544	—	3,125	6,363
Investments sold	46	7,963	—	756	—	—
Total Assets	1,346,796	11,897,902	9,321,496	7,436,284	7,449,938	15,606,917
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	127	8,305	—	629	—	—
Investments purchased	—	—	2,542	—	2,987	6,702
Total Liabilities	127	8,305	2,542	629	2,987	6,702
NET ASSETS	$1,346,669	$11,889,597	$9,318,954	$7,435,655	$7,446,951	$15,600,215
NET ASSETS CONSIST OF:
Accumulation units	1,346,669	11,866,402	9,289,439	7,417,738	7,444,968	15,594,434
Contracts in payout (annuitization) period	—	23,195	29,515	17,917	1,983	5,781
NET ASSETS	$1,346,669	$11,889,597	$9,318,954	$7,435,655	$7,446,951	$15,600,215
Units Outstanding	112,957	854,822	784,878	482,726	543,426	1,094,711
Accumulation Unit Value	$11.62 - $12.44	$12.70 - $19.49	$11.35 - $12.78	$12.37 - $29.64	$10.12 - $26.35	$11.07 - $28.90
Cost of Investments	$1,162,491	$8,862,304	$8,230,203	$4,268,009	$5,891,211	$11,163,716

	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Markets Debt	Growth	Index	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$13,460,048	$2,048,068	$21,554,917	$117,294,825	$15,102,367	$11,090,842
Receivables:
Due from Pacific Life & Annuity Company	3,869	—	—	483	—	—
Investments sold	—	8	4,135	—	8,069	—
Total Assets	13,463,917	2,048,076	21,559,052	117,295,308	15,110,436	11,090,842
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	105	4,917	—	8,429	61
Investments purchased	4,272	—	—	1,173	—	130
Total Liabilities	4,272	105	4,917	1,173	8,429	191
NET ASSETS	$13,459,645	$2,047,971	$21,554,135	$117,294,135	$15,102,007	$11,090,651
NET ASSETS CONSIST OF:
Accumulation units	13,427,341	2,036,120	21,536,736	116,238,468	14,718,018	11,090,651
Contracts in payout (annuitization) period	32,304	11,851	17,399	1,055,667	383,989	—
NET ASSETS	$13,459,645	$2,047,971	$21,554,135	$117,294,135	$15,102,007	$11,090,651
Units Outstanding	1,277,391	180,789	875,693	4,618,605	394,425	324,355
Accumulation Unit Value	$9.90 - $13.35	$10.44 - $12.10	$17.34 - $36.88	$17.96 - $63.79	$25.47 - $67.17	$24.41 - $90.01
Cost of Investments	$12,020,386	$1,704,240	$9,616,890	$60,624,360	$6,437,640	$4,475,876

See Notes to Financial Statements

	Variable Accounts
	Large-Cap	Large-Cap	Main Street	Mid-Cap	Mid-Cap	Mid-Cap
	Growth	Value	Core	Equity	Growth	Value
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$16,887,415	$7,507,323	$7,152,617	$6,349,630	$15,058,681	$4,405,743
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	11,729	1,087	444	4,259	13,373	2,927
Total Assets	16,899,144	7,508,410	7,153,061	6,353,889	15,072,054	4,408,670
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	12,432	1,239	621	4,311	14,352	2,964
Investments purchased	—	—	—	—	—	—
Total Liabilities	12,432	1,239	621	4,311	14,352	2,964
NET ASSETS	$16,886,712	$7,507,171	$7,152,440	$6,349,578	$15,057,702	$4,405,706
NET ASSETS CONSIST OF:
Accumulation units	16,747,240	7,507,171	7,148,346	6,278,130	15,057,702	4,405,706
Contracts in payout (annuitization) period	139,472	—	4,094	71,448	—	—
NET ASSETS	$16,886,712	$7,507,171	$7,152,440	$6,349,578	$15,057,702	$4,405,706
Units Outstanding	502,142	389,187	290,641	238,983	451,462	218,040
Accumulation Unit Value	$24.86 - $42.92	$13.97 - $30.98	$16.30 - $48.17	$17.33 - $58.40	$26.22 - $46.10	$13.50 - $36.52
Cost of Investments	$7,509,197	$3,272,824	$3,093,042	$1,994,361	$5,076,220	$2,433,054

	Small-Cap	Small-Cap	Small-Cap	Small-Cap		Value
	Equity	Growth	Index	Value	Value	Advantage
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$2,775,738	$8,974,174	$11,083,945	$4,640,566	$2,954,353	$1,940,493
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	433	14,771	6,604	3,292	869	66
Total Assets	2,776,171	8,988,945	11,090,549	4,643,858	2,955,222	1,940,559
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	569	14,949	6,795	3,146	862	160
Investments purchased	—	—	—	—	—	—
Total Liabilities	569	14,949	6,795	3,146	862	160
NET ASSETS	$2,775,602	$8,973,996	$11,083,754	$4,640,712	$2,954,360	$1,940,399
NET ASSETS CONSIST OF:
Accumulation units	2,761,521	8,843,363	11,011,854	4,617,737	2,954,360	1,940,399
Contracts in payout (annuitization) period	14,081	130,633	71,900	22,975	—	—
NET ASSETS	$2,775,602	$8,973,996	$11,083,754	$4,640,712	$2,954,360	$1,940,399
Units Outstanding	152,522	301,512	491,481	238,266	154,680	112,996
Accumulation Unit Value	$12.53 - $30.90	$27.61 - $45.17	$15.20 - $43.41	$11.60 - $53.74	$15.23 - $23.57	$12.84 - $17.93
Cost of Investments	$1,570,070	$3,259,320	$5,751,837	$2,143,740	$912,708	$1,424,970

See Notes to Financial Statements

	Variable Accounts
	Emerging	International	International	International	Health	Real
	Markets	Large-Cap	Small-Cap	Value	Sciences	Estate
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$8,237,495	$8,143,193	$1,574,098	$4,394,820	$27,848,827	$6,476,218
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	392	457	114	4,846	3,156	610
Total Assets	8,237,887	8,143,650	1,574,212	4,399,666	27,851,983	6,476,828
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	494	652	48	4,886	3,903	519
Investments purchased	—	—	—	—	—	—
Total Liabilities	494	652	48	4,886	3,903	519
NET ASSETS	$8,237,393	$8,142,998	$1,574,164	$4,394,780	$27,848,080	$6,476,309
NET ASSETS CONSIST OF:
Accumulation units	8,128,587	8,135,720	1,545,630	4,391,475	27,795,412	6,457,611
Contracts in payout (annuitization) period	108,806	7,278	28,534	3,305	52,668	18,698
NET ASSETS	$8,237,393	$8,142,998	$1,574,164	$4,394,780	$27,848,080	$6,476,309
Units Outstanding	436,537	465,259	104,127	439,510	821,413	363,170
Accumulation Unit Value	$14.16 - $92.71	$14.80 - $32.23	$12.37 - $21.47	$6.75 - $13.55	$17.23 - $74.57	$11.60 - $60.20
Cost of Investments	$3,556,877	$3,895,760	$771,638	$3,252,965	$9,457,572	$2,814,713

			Pacific	Pacific
		PSF DFA	Dynamix -	Dynamix -	Pacific	Portfolio
		Balanced	Conservative	Moderate	Dynamix -	Optimization
	Technology	Allocation	Growth	Growth	Growth	Conservative
	Class I	Class D	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$18,557,338	$10,964,594	$50,934,375	$155,502,652	$61,916,168	$89,157,205
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	217,960	—
Investments sold	8,040	432	4,056	10,770	—	6,848
Total Assets	18,565,378	10,965,026	50,938,431	155,513,422	62,134,128	89,164,053
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	8,791	1,028	4,804	10,645	—	5,384
Investments purchased	—	—	—	—	218,186	—
Total Liabilities	8,791	1,028	4,804	10,645	218,186	5,384
NET ASSETS	$18,556,587	$10,963,998	$50,933,627	$155,502,777	$61,915,942	$89,158,669
NET ASSETS CONSIST OF:
Accumulation units	18,490,385	10,623,310	50,933,627	155,426,465	61,475,737	88,938,655
Contracts in payout (annuitization) period	66,202	340,688	—	76,312	440,205	220,014
NET ASSETS	$18,556,587	$10,963,998	$50,933,627	$155,502,777	$61,915,942	$89,158,669
Units Outstanding	606,691	779,152	3,242,829	8,842,919	3,237,619	6,805,319
Accumulation Unit Value	$18.29 - $34.74	$13.12 - $14.27	$12.68 - $20.72	$13.44 - $24.86	$15.64 - $32.07	$11.97 - $14.92
Cost of Investments	$7,920,698	$8,417,799	$32,736,897	$88,763,067	$39,999,763	$60,989,889

See Notes to Financial Statements

	Variable Accounts
	Portfolio			Portfolio		Invesco
	Optimization	Portfolio	Portfolio	Optimization	Invesco	Oppenheimer
	Moderate-	Optimization	Optimization	Aggressive-	Oppenheimer	V.I. International
	Conservative	Moderate	Growth	Growth	V.I. Global	Growth
	Class I	Class I	Class I	Class I	Series II	Series II
ASSETS
Investments in mutual funds, at value	$139,730,651	$500,832,805	$393,201,334	$94,684,587	$1,776,875	$762,171
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	30,080	117,012	66,063	16,868	65	728
Total Assets	139,760,731	500,949,817	393,267,397	94,701,455	1,776,940	762,899
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	27,892	113,702	63,950	15,463	189	762
Investments purchased	—	—	—	—	—	—
Total Liabilities	27,892	113,702	63,950	15,463	189	762
NET ASSETS	$139,732,839	$500,836,115	$393,203,447	$94,685,992	$1,776,751	$762,137
NET ASSETS CONSIST OF:
Accumulation units	139,663,701	500,248,422	393,014,758	94,685,992	1,418,251	762,137
Contracts in payout (annuitization) period	69,138	587,693	188,689	—	358,500	—
NET ASSETS	$139,732,839	$500,836,115	$393,203,447	$94,685,992	$1,776,751	$762,137
Units Outstanding	9,517,737	31,180,415	22,646,907	5,288,583	98,826	53,477
Accumulation Unit Value	$12.29 - $16.60	$12.62 - $18.57	$13.34 - $20.05	$16.90 - $21.43	$17.54 - $19.72	$13.75 - $16.01
Cost of Investments	$80,936,160	$260,502,561	$184,758,036	$42,567,830	$1,349,745	$606,243

	Invesco V.I.	Invesco V.I.	Invesco V.I.	American		American Funds
	Balanced-Risk	Equity and	Global	Century	American Funds	IS Blue Chip
	Allocation	Income	Real Estate	VP Mid Cap Value	IS Asset Allocation	Income and Growth
	Series II	Series II	Series II	Class II	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$19,933,064	$1,508,762	$1,499,593	$4,147,514	$235,643,554	$6,893,177
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	21,616	48	79	222	35,137	268
Total Assets	19,954,680	1,508,810	1,499,672	4,147,736	235,678,691	6,893,445
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	21,646	218	152	428	36,972	553
Investments purchased	—	—	—	—	—	—
Total Liabilities	21,646	218	152	428	36,972	553
NET ASSETS	$19,933,034	$1,508,592	$1,499,520	$4,147,308	$235,641,719	$6,892,892
NET ASSETS CONSIST OF:
Accumulation units	19,933,034	1,500,152	1,494,345	4,123,724	235,623,441	6,878,376
Contracts in payout (annuitization) period	—	8,440	5,175	23,584	18,278	14,516
NET ASSETS	$19,933,034	$1,508,592	$1,499,520	$4,147,308	$235,641,719	$6,892,892
Units Outstanding	1,329,079	105,660	144,773	218,105	15,751,470	455,179
Accumulation Unit Value	$12.03 - $23.54	$13.97 - $14.49	$9.81 - $10.65	$12.57 - $21.90	$13.29 - $16.37	$13.98 - $15.56
Cost of Investments	$19,951,066	$1,423,124	$1,644,146	$3,590,832	$190,405,423	$6,215,839

See Notes to Financial Statements

	Variable Accounts
		American Funds	American Funds		American Funds
	American Funds	IS Capital	IS Capital	American Funds	IS Global Growth	American Funds
	IS Bond	Income Builder	World Bond	IS Global Balanced	and Income	IS Global Growth
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$5,996,828	$3,506,235	$1,194,950	$4,367,036	$2,175,169	$5,651,240
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	34
Investments sold	3,553	191	36	111	77	—
Total Assets	6,000,381	3,506,426	1,194,986	4,367,147	2,175,246	5,651,274
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	3,874	376	82	235	113	—
Investments purchased	—	—	—	—	—	382
Total Liabilities	3,874	376	82	235	113	382
NET ASSETS	$5,996,507	$3,506,050	$1,194,904	$4,366,912	$2,175,133	$5,650,892
NET ASSETS CONSIST OF:
Accumulation units	5,996,507	3,506,050	1,183,618	4,366,912	2,142,878	5,650,892
Contracts in payout (annuitization) period	—	—	11,286	—	32,255	—
NET ASSETS	$5,996,507	$3,506,050	$1,194,904	$4,366,912	$2,175,133	$5,650,892
Units Outstanding	512,069	292,184	101,683	303,599	137,802	257,600
Accumulation Unit Value	$11.32 - $12.13	$11.50 - $12.90	$11.30 - $12.24	$13.77 - $14.73	$15.38 - $16.24	$20.72 - $22.38
Cost of Investments	$5,655,855	$3,141,381	$1,104,275	$3,999,566	$1,784,807	$3,676,339

	American Funds			American Funds		American Funds
	IS Global Small	American Funds	American Funds	IS High-Income	American Funds	IS International
	Capitalization	IS Growth	IS Growth-Income	Bond	IS International	Growth and Income
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$1,679,461	$29,198,939	$15,473,815	$2,063,936	$3,526,989	$2,104,583
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	60	5,124	3,095	71	2,450	75
Total Assets	1,679,521	29,204,063	15,476,910	2,064,007	3,529,439	2,104,658
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	149	7,656	4,787	194	2,628	238
Investments purchased	—	—	—	—	—	—
Total Liabilities	149	7,656	4,787	194	2,628	238
NET ASSETS	$1,679,372	$29,196,407	$15,472,123	$2,063,813	$3,526,811	$2,104,420
NET ASSETS CONSIST OF:
Accumulation units	1,679,372	29,094,406	15,468,055	2,063,813	3,526,811	2,104,420
Contracts in payout (annuitization) period	—	102,001	4,068	—	—	—
NET ASSETS	$1,679,372	$29,196,407	$15,472,123	$2,063,813	$3,526,811	$2,104,420
Units Outstanding	93,754	1,147,600	890,935	157,949	251,014	170,830
Accumulation Unit Value	$17.40 - $18.88	$24.86 - $30.31	$16.92 - $19.82	$12.57 - $13.44	$13.35 - $15.77	$11.86 - $14.45
Cost of Investments	$1,172,533	$17,551,120	$12,875,173	$2,076,549	$2,865,843	$1,745,340

See Notes to Financial Statements

	Variable Accounts
			American Funds IS
	American Funds		U.S. Government/	BlackRock	BlackRock	BlackRock
	IS Managed Risk	American Funds IS	AAA-Rated	60/40 Target	Capital	Global
	Asset Allocation	New World Fund	Securities	Allocation	Appreciation	Allocation
	Class P2	Class 4	Class 4	ETF V.I. Class I	V.I. Class III	V.I. Class III
ASSETS
Investments in mutual funds, at value	$15,736,525	$3,111,090	$6,076,525	$9,486,611	$517,815	$123,569,845
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	755	104	284	367	547	33,638
Total Assets	15,737,280	3,111,194	6,076,809	9,486,978	518,362	123,603,483
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	1,526	355	608	926	565	31,806
Investments purchased	—	—	—	—	—	—
Total Liabilities	1,526	355	608	926	565	31,806
NET ASSETS	$15,735,754	$3,110,839	$6,076,201	$9,486,052	$517,797	$123,571,677
NET ASSETS CONSIST OF:
Accumulation units	15,735,754	3,110,839	6,076,201	9,486,052	517,797	123,531,777
Contracts in payout (annuitization) period	—	—	—	—	—	39,900
NET ASSETS	$15,735,754	$3,110,839	$6,076,201	$9,486,052	$517,797	$123,571,677
Units Outstanding	1,126,009	203,039	540,025	652,737	12,741	7,736,066
Accumulation Unit Value	$12.36 - $14.20	$14.62 - $17.59	$10.86 - $11.62	$13.99 - $15.33	$34.58 - $46.14	$13.38 - $19.09
Cost of Investments	$14,293,129	$2,000,190	$5,954,261	$8,009,061	$386,300	$99,203,025

			Fidelity VIP		First Trust	First Trust
	Fidelity VIP	Fidelity VIP	Government	Fidelity VIP	Dorsey Wright	Multi Income
	Contrafund	FundsManager 60%	Money Market	Strategic Income	Tactical Core	Allocation
	Service Class 2	Service Class 2	Service Class	Service Class 2	Class I	Class I
ASSETS
Investments in mutual funds, at value	$33,321,795	$35,292,889	$33,025,105	$6,116,230	$2,029,145	$771,734
Receivables:
Due from Pacific Life & Annuity Company	810	—	—	—	—	—
Investments sold	—	2,832	496	—	69	28
Total Assets	33,322,605	35,295,721	33,025,601	6,116,230	2,029,214	771,762
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	3,728	1,611	426	236	76
Investments purchased	2,326	—	—	634	—	—
Total Liabilities	2,326	3,728	1,611	1,060	236	76
NET ASSETS	$33,320,279	$35,291,993	$33,023,990	$6,115,170	$2,028,978	$771,686
NET ASSETS CONSIST OF:
Accumulation units	33,317,431	35,291,993	32,897,018	6,112,298	2,028,978	771,686
Contracts in payout (annuitization) period	2,848	—	126,972	2,872	—	—
NET ASSETS	$33,320,279	$35,291,993	$33,023,990	$6,115,170	$2,028,978	$771,686
Units Outstanding	1,297,656	2,070,740	3,469,686	496,677	148,482	63,213
Accumulation Unit Value	$19.42 - $27.39	$13.69 - $19.65	$9.18 - $10.31	$11.87 - $13.17	$13.34 - $13.76	$11.94 - $12.34
Cost of Investments	$22,714,793	$32,437,423	$33,025,105	$5,862,741	$1,542,853	$700,702

See Notes to Financial Statements

	Variable Accounts
	First Trust/Dow				Franklin	Franklin
	Jones Dividend &	Franklin	Franklin	Franklin	Mutual Global	Rising
	Income Allocation	Allocation	Allocation	Income	Discovery	Dividends
	Class I	VIP Class 2	VIP Class 4	VIP Class 2	VIP Class 2	VIP Class 2
ASSETS
Investments in mutual funds, at value	$49,631,408	$149,547	$12,819,919	$9,958,680	$5,233,510	$12,891,626
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	9,550	4	568	336	2,960	6,193
Total Assets	49,640,958	149,551	12,820,487	9,959,016	5,236,470	12,897,819
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	11,731	9	404	841	3,176	6,722
Investments purchased	—	—	—	—	—	—
Total Liabilities	11,731	9	404	841	3,176	6,722
NET ASSETS	$49,629,227	$149,542	$12,820,083	$9,958,175	$5,233,294	$12,891,097
NET ASSETS CONSIST OF:
Accumulation units	49,629,227	149,542	12,820,083	9,958,175	5,231,628	12,873,848
Contracts in payout (annuitization) period	—	—	—	—	1,666	17,249
NET ASSETS	$49,629,227	$149,542	$12,820,083	$9,958,175	$5,233,294	$12,891,097
Units Outstanding	2,926,944	7,811	809,881	844,312	350,404	583,366
Accumulation Unit Value	$13.03 - $19.31	$18.08 - $19.61	$13.70 - $19.06	$11.38 - $12.45	$13.24 - $19.30	$16.96 - $24.24
Cost of Investments	$41,442,519	$166,374	$13,313,143	$9,743,675	$5,413,735	$10,765,444

		Ivy		Janus	Janus	JPMorgan
	Templeton	VIP Asset	Ivy	Henderson	Henderson	Insurance Trust
	Global Bond	Strategy	VIP Energy	Balanced	Flexible Bond	Global Allocation
	VIP Class 2	Class II	Class II	Service Shares	Service Shares	Class 2
ASSETS
Investments in mutual funds, at value	$6,300,976	$623,803	$1,060,600	$345,118,351	$2,599,930	$455,955
Receivables:
Due from Pacific Life & Annuity Company	6,497	—	—	199,502	—	—
Investments sold	—	22	37	—	88	19
Total Assets	6,307,473	623,825	1,060,637	345,317,853	2,600,018	455,974
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	39	90	—	218	40
Investments purchased	6,884	—	—	202,387	—	—
Total Liabilities	6,884	39	90	202,387	218	40
NET ASSETS	$6,300,589	$623,786	$1,060,547	$345,115,466	$2,599,800	$455,934
NET ASSETS CONSIST OF:
Accumulation units	6,300,589	623,786	1,060,547	345,115,466	2,599,800	455,934
Contracts in payout (annuitization) period	—	—	—	—	—	—
NET ASSETS	$6,300,589	$623,786	$1,060,547	$345,115,466	$2,599,800	$455,934
Units Outstanding	693,142	50,094	319,995	18,083,049	221,172	33,556
Accumulation Unit Value	$8.70 - $11.92	$12.11 - $12.52	$3.23 - $3.61	$14.81 - $21.48	$11.29 - $12.17	$13.32 - $14.69
Cost of Investments	$7,082,501	$486,647	$1,302,308	$263,617,740	$2,416,688	$402,931

See Notes to Financial Statements

	Variable Accounts
					MFS
	JPMorgan	ClearBridge	Lord Abbett		Massachusetts	MFS
	Insurance Trust	Variable	Bond	Lord Abbett	Investors	Total Return
	Income Builder	Aggressive	Debenture	Total Return	Growth Stock -	Series -
	Class 2	Growth - Class II	Class VC	Class VC	Service Class	Service Class
ASSETS
Investments in mutual funds, at value	$1,182,244	$707,567	$5,174,558	$6,751,788	$678,759	$33,902,044
Receivables:
Due from Pacific Life & Annuity Company	—	—	169	2,615	—	—
Investments sold	42	24	—	—	72	3,319
Total Assets	1,182,286	707,591	5,174,727	6,754,403	678,831	33,905,363
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	129	54	—	—	141	3,621
Investments purchased	—	—	423	2,944	—	—
Total Liabilities	129	54	423	2,944	141	3,621
NET ASSETS	$1,182,157	$707,537	$5,174,304	$6,751,459	$678,690	$33,901,742
NET ASSETS CONSIST OF:
Accumulation units	1,182,157	707,537	5,171,194	6,751,459	678,690	33,901,742
Contracts in payout (annuitization) period	—	—	3,110	—	—	—
NET ASSETS	$1,182,157	$707,537	$5,174,304	$6,751,459	$678,690	$33,901,742
Units Outstanding	97,785	48,591	371,185	556,459	31,066	2,036,187
Accumulation Unit Value	$11.83 - $12.23	$14.15 - $15.50	$12.76 - $15.33	$11.24 - $14.51	$21.66 - $21.91	$12.80 - $19.80
Cost of Investments	$1,041,869	$623,847	$4,926,383	$6,439,583	$456,770	$29,276,781

					PIMCO
	MFS	MFS	Neuberger Berman		Commodity-
	Utilities	Value	U.S. Equity Index		RealReturn
	Series -	Series -	PutWrite Strategy	PIMCO All Asset -	Strategy -	PIMCO Income -
	Service Class	Service Class	Class S	Advisor Class	Advisor Class	Advisor Class
ASSETS
Investments in mutual funds, at value	$4,309,092	$1,021,241	$168,826	$123,982	$404,082	$375,285
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	—
Investments sold	151	1,202	6	4	15	10
Total Assets	4,309,243	1,022,443	168,832	123,986	404,097	375,295
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	377	1,231	15	9	57	32
Investments purchased	—	—	—	—	—	—
Total Liabilities	377	1,231	15	9	57	32
NET ASSETS	$4,308,866	$1,021,212	$168,817	$123,977	$404,040	$375,263
NET ASSETS CONSIST OF:
Accumulation units	4,294,587	1,021,212	168,817	123,977	404,040	375,263
Contracts in payout (annuitization) period	14,279	—	—	—	—	—
NET ASSETS	$4,308,866	$1,021,212	$168,817	$123,977	$404,040	$375,263
Units Outstanding	272,754	40,249	14,890	10,124	72,940	33,645
Accumulation Unit Value	$15.06 - $18.56	$23.76 - $29.35	$11.24 - $11.36	$12.22 - $12.25	$5.03 - $9.82	$11.10 - $11.20
Cost of Investments	$3,403,880	$803,457	$155,610	$109,583	$402,940	$366,036

See Notes to Financial Statements

	Variable Accounts
		Schwab		State Street	VanEck VIP
	Schwab	VIT Balanced	Schwab	Total Return	Global Hard Assets
	VIT Balanced	with Growth	VIT Growth	V.I.S. Class 3	Class S
ASSETS
Investments in mutual funds, at value	$4,937,247	$8,740,810	$4,644,027	$17,561,238	$991,551
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	942	—
Investments sold	81	144	76	—	37
Total Assets	4,937,328	8,740,954	4,644,103	17,562,180	991,588
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	187	200	28	—	61
Investments purchased	—	—	—	72	—
Total Liabilities	187	200	28	72	61
NET ASSETS	$4,937,141	$8,740,754	$4,644,075	$17,562,108	$991,527
NET ASSETS CONSIST OF:
Accumulation units	4,937,141	8,740,754	4,644,075	17,562,108	991,527
Contracts in payout (annuitization) period	—	—	—	—	—
NET ASSETS	$4,937,141	$8,740,754	$4,644,075	$17,562,108	$991,527
Units Outstanding	338,208	530,580	251,894	1,018,022	135,896
Accumulation Unit Value	$14.60 - $14.60	$16.47 - $16.47	$18.44 - $18.44	$12.06 - $23.92	$6.74 - $8.93
Cost of Investments	$4,036,805	$6,539,034	$3,132,385	$15,947,805	$822,223

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Managed
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	13,041	105,812	107,261	82,903	81,389	181,964
Administrative fees	2,977	22,576	22,721	16,215	17,087	36,326
Total Expenses	16,018	128,388	129,982	99,118	98,476	218,290
Net Investment Income (Loss)	(16,018)	(128,388)	(129,982)	(99,118)	(98,476)	(218,290)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	14,330	17,705	(3,808)	56,404	49,328	(5,567)
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	14,330	17,705	(3,808)	56,404	49,328	(5,567)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	115,268	990,254	348,534	354,469	702,685	1,091,302
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$113,580	$879,571	$214,744	$311,755	$653,537	$867,445

	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Markets Debt	Growth	Index	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	118,983	18,124	197,514	1,011,298	121,292	108,001
Administrative fees	26,050	3,407	43,294	229,869	25,461	24,143
Total Expenses	145,033	21,531	240,808	1,241,167	146,753	132,144
Net Investment Income (Loss)	(145,033)	(21,531)	(240,808)	(1,241,167)	(146,753)	(132,144)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	57,538	17,532	(96,875)	347,499	253,744	374,384
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	57,538	17,532	(96,875)	347,499	253,744	374,384
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	351,757	31,989	2,539,559	17,268,272	3,268,086	2,488,135
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$264,262	$27,990	$2,201,876	$16,374,604	$3,375,077	$2,730,375

	Large-Cap	Large-Cap	Main Street	Mid-Cap	Mid-Cap	Mid-Cap
	Growth	Value	Core	Equity	Growth	Value
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	137,383	68,636	70,635	62,865	119,974	36,241
Administrative fees	28,575	14,564	14,489	13,017	25,403	7,837
Total Expenses	165,958	83,200	85,124	75,882	145,377	44,078
Net Investment Income (Loss)	(165,958)	(83,200)	(85,124)	(75,882)	(145,377)	(44,078)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	187,115	(9,155)	(9,537)	354,894	243,690	12,723
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	187,115	(9,155)	(9,537)	354,894	243,690	12,723
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	4,204,988	509,930	868,380	1,168,140	4,484,717	334,535
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,226,145	$417,575	$773,719	$1,447,152	$4,583,030	$303,180

See Notes to Financial Statements

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap	Small-Cap		Value
	Equity	Growth	Index	Value	Value	Advantage
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	23,931	72,024	86,442	41,239	30,473	16,972
Administrative fees	5,201	15,214	21,021	8,332	5,897	3,679
Total Expenses	29,132	87,238	107,463	49,571	36,370	20,651
Net Investment Income (Loss)	(29,132)	(87,238)	(107,463)	(49,571)	(36,370)	(20,651)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	19,188	66,837	(103,243)	35,453	63,418	(12,081)
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	19,188	66,837	(103,243)	35,453	63,418	(12,081)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	152,039	2,959,208	1,811,357	230,525	(344,781)	(11,228)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$142,095	$2,938,807	$1,600,651	$216,407	($317,733)	($43,960)

	Emerging	International	International	International	Health	Real
	Markets	Large-Cap	Small-Cap	Value	Sciences	Estate
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	84,076	76,580	15,661	43,897	277,787	70,301
Administrative fees	16,762	15,490	3,005	8,596	58,670	14,845
Total Expenses	100,838	92,070	18,666	52,493	336,457	85,146
Net Investment Income (Loss)	(100,838)	(92,070)	(18,666)	(52,493)	(336,457)	(85,146)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	401,420	61,360	(32)	(93,504)	317,136	67,830
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	401,420	61,360	(32)	(93,504)	317,136	67,830
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	887,035	729,068	133,962	(129,736)	4,062,874	(294,903)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,187,617	$698,358	$115,264	($275,733)	$4,043,553	($312,219)

			Pacific	Pacific
		PSF DFA	Dynamix -	Dynamix -	Pacific	Portfolio
		Balanced	Conservative	Moderate	Dynamix -	Optimization
	Technology	Allocation	Growth	Growth	Growth	Conservative
	Class I	Class D	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk	157,550	100,342	478,831	1,469,004	457,911	1,040,213
Administrative fees	32,770	23,244	103,199	317,368	103,617	187,478
Total Expenses	190,320	123,586	582,030	1,786,372	561,528	1,227,691
Net Investment Income (Loss)	(190,320)	(123,586)	(582,030)	(1,786,372)	(561,528)	(1,227,691)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	43,852	19,512	595,515	1,496,854	(269,769)	(462,266)
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	43,852	19,512	595,515	1,496,854	(269,769)	(462,266)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	5,653,660	1,097,586	5,091,334	17,984,036	9,124,920	6,829,575
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,507,192	$993,512	$5,104,819	$17,694,518	$8,293,623	$5,139,618

See Notes to Financial Statements

	Variable Accounts
	Portfolio			Portfolio		Invesco
	Optimization	Portfolio	Portfolio	Optimization	Invesco	Oppenheimer
	Moderate-	Optimization	Optimization	Aggressive-	Oppenheimer	V.I. International
	Conservative	Moderate	Growth	Growth	V.I. Global	Growth
	Class I	Class I	Class I	Class I	Series II	Series II
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$6,597	$4,250
EXPENSES
Mortality and expense risk	1,769,193	6,210,522	4,963,528	1,231,716	17,525	5,982
Administrative fees	305,695	1,075,531	844,809	204,067	3,378	1,447
Total Expenses	2,074,888	7,286,053	5,808,337	1,435,783	20,903	7,429
Net Investment Income (Loss)	(2,074,888)	(7,286,053)	(5,808,337)	(1,435,783)	(14,306)	(3,179)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	6,366,641	21,635,832	18,338,140	5,418,605	(7,290)	(10,660)
Capital gain distributions	—	—	—	—	54,707	8,930
Realized Gain (Loss) on Investments	6,366,641	21,635,832	18,338,140	5,418,605	47,417	(1,730)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	6,224,552	31,202,581	25,785,930	4,696,072	322,682	128,268
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,516,305	$45,552,360	$38,315,733	$8,678,894	$355,793	$123,359

	Invesco V.I.	Invesco V.I.	Invesco V.I.	American		American Funds
	Balanced-Risk	Equity and	Global	Century	American Funds	IS Blue Chip
	Allocation	Income	Real Estate	VP Mid Cap Value	IS Asset Allocation	Income and Growth
	Series II	Series II	Series II	Class II	Class 4	Class 4
INVESTMENT INCOME
Dividends	$1,464,127	$30,174	$69,927	$63,442	$3,160,016	$94,660
EXPENSES
Mortality and expense risk	209,021	13,444	10,841	41,718	2,493,458	57,105
Administrative fees	42,987	2,925	3,770	8,969	508,107	13,232
Total Expenses	252,008	16,369	14,611	50,687	3,001,565	70,337
Net Investment Income (Loss)	1,212,119	13,805	55,316	12,755	158,451	24,323
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(385,177)	(27,966)	(47,249)	(108,222)	169,346	(44,107)
Capital gain distributions	978,070	62,379	42,606	—	1,011,691	68,375
Realized Gain (Loss) on Investments	592,893	34,413	(4,643)	(108,222)	1,181,037	24,268
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(268,030)	64,321	(319,284)	(45,676)	20,973,894	470,818
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,536,982	$112,539	$(268,611)	$(141,143)	$22,313,382	$519,409

		American Funds	American Funds		American Funds
	American Funds	IS Capital	IS Capital	American Funds	IS Global Growth	American Funds
	IS Bond	Income Builder	World Bond	IS Global Balanced	and Income	IS Global Growth
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$105,643	$89,056	$11,188	$28,517	$20,246	$7,474
EXPENSES
Mortality and expense risk	45,500	33,119	10,866	25,789	19,247	50,284
Administrative fees	10,715	7,464	2,343	6,607	4,046	10,398
Total Expenses	56,215	40,583	13,209	32,396	23,293	60,682
Net Investment Income (Loss)	49,428	48,473	(2,021)	(3,879)	(3,047)	(53,208)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(4,206)	(152,067)	(13,288)	(41,453)	(17,134)	637
Capital gain distributions	43,060	—	15,248	127,552	46,726	132,736
Realized Gain (Loss) on Investments	38,854	(152,067)	1,960	86,099	29,592	133,373
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	245,464	21,757	65,831	160,951	118,275	1,216,472
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$333,746	$(81,837)	$65,770	$243,171	$144,820	$1,296,637

See Notes to Financial Statements

	Variable Accounts
	American Funds			American Funds		American Funds
	IS Global Small	American Funds	American Funds	IS High-Income	American Funds	IS International
	Capitalization	IS Growth	IS Growth-Income	Bond	IS International	Growth and Income
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$1,691	$43,384	$159,936	$143,681	$13,188	$23,451
EXPENSES
Mortality and expense risk	14,204	249,147	153,901	15,936	26,868	19,609
Administrative fees	3,089	49,376	32,820	3,678	6,805	4,299
Total Expenses	17,293	298,523	186,721	19,614	33,673	23,908
Net Investment Income (Loss)	(15,602)	(255,139)	(26,785)	124,067	(20,485)	(457)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(17,510)	89,984	(54,781)	(13,505)	(33,583)	(128,072)
Capital gain distributions	81,674	504,918	362,506	—	—	—
Realized Gain (Loss) on Investments	64,164	594,902	307,725	(13,505)	(33,583)	(128,072)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	301,924	9,234,861	1,276,463	11,019	449,254	139,972
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$350,486	$9,574,624	$1,557,403	$121,581	$395,186	$11,443

			American Funds IS
	American Funds		U.S. Government/	BlackRock	BlackRock	BlackRock
	IS Managed Risk	American Funds IS	AAA-Rated	60/40 Target	Capital	Global
	Asset Allocation	New World Fund	Securities	Allocation	Appreciation	Allocation
	Class P2	Class 4	Class 4	ETF V.I. Class I	V.I. Class III	V.I. Class III
INVESTMENT INCOME
Dividends	$222,767	$1,027	$112,918	$140,506	$—	$1,413,314
EXPENSES
Mortality and expense risk	153,766	26,173	71,185	64,475	3,370	1,224,061
Administrative fees	35,593	6,007	13,524	14,466	755	245,418
Total Expenses	189,359	32,180	84,709	78,941	4,125	1,469,479
Net Investment Income (Loss)	33,408	(31,153)	28,209	61,565	(4,125)	(56,165)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(58,431)	(33,750)	(50,097)	(18,504)	11,452	379,114
Capital gain distributions	580,111	28,747	158,891	12,405	46,127	6,921,553
Realized Gain (Loss) on Investments	521,680	(5,003)	108,794	(6,099)	57,579	7,300,667
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	156,291	524,014	76,808	900,548	133,157	12,937,222
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$711,379	$487,858	$213,811	$956,014	$186,611	$20,181,724

			Fidelity VIP		First Trust	First Trust
	Fidelity VIP	Fidelity VIP	Government	Fidelity VIP	Dorsey Wright	Multi Income
	Contrafund	FundsManager 60%	Money Market	Strategic Income	Tactical Core	Allocation
	Service Class 2	Service Class 2	Service Class	Service Class 2	Class I	Class I
INVESTMENT INCOME
Dividends	$20,980	$291,778	$66,062	$177,632	$8,804	$15,921
EXPENSES
Mortality and expense risk	296,914	331,823	354,225	61,989	19,662	8,633
Administrative fees	67,575	73,757	71,988	13,857	4,241	1,965
Total Expenses	364,489	405,580	426,213	75,846	23,903	10,598
Net Investment Income (Loss)	(343,509)	(113,802)	(360,151)	101,786	(15,099)	5,323
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	48,284	(778,993)	—	(44,148)	9,525	1,206
Capital gain distributions	143,632	770,878	—	56,241	—	8,854
Realized Gain (Loss) on Investments	191,916	(8,115)	—	12,093	9,525	10,060
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	7,519,821	4,216,407	—	184,490	134,901	(21,911)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,368,228	$4,094,490	$(360,151)	$298,369	$129,327	$(6,528)

See Notes to Financial Statements

	Variable Accounts
	First Trust/Dow				Franklin	Franklin
	Jones Dividend &	Franklin	Franklin	Franklin	Mutual Global	Rising
	Income Allocation	Allocation	Allocation	Income	Discovery	Dividends
	Class I	VIP Class 2	VIP Class 4	VIP Class 2	VIP Class 2	VIP Class 2
INVESTMENT INCOME
Dividends	$675,976	$1,888	$144,650	$550,352	$100,807	$145,047
EXPENSES
Mortality and expense risk	492,297	1,080	128,960	94,221	41,029	121,016
Administrative fees	106,552	196	23,902	23,296	9,216	27,340
Total Expenses	598,849	1,276	152,862	117,517	50,245	148,356
Net Investment Income (Loss)	77,127	612	(8,212)	432,835	50,562	(3,309)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(356,435)	(895)	(249,491)	(137,577)	(389,428)	(90,449)
Capital gain distributions	1,479,697	33,645	2,787,254	7,795	80,743	615,124
Realized Gain (Loss) on Investments	1,123,262	32,750	2,537,763	(129,782)	(308,685)	524,675
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,544,853	(19,121)	(1,380,853)	(396,504)	(13,068)	1,038,992
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,745,242	$14,241	$1,148,698	$(93,451)	$(271,191)	$1,560,358

		Ivy		Janus	Janus	JPMorgan
	Templeton	VIP Asset	Ivy	Henderson	Henderson	Insurance Trust
	Global Bond	Strategy	VIP Energy	Balanced	Flexible Bond	Global Allocation
	VIP Class 2	Class II	Class II	Service Shares	Service Shares	Class 2
INVESTMENT INCOME
Dividends	$566,617	$11,841	$16,904	$4,560,918	$52,763	$2,602
EXPENSES
Mortality and expense risk	69,526	8,369	8,058	3,029,817	21,862	2,128
Administrative fees	16,410	1,972	1,857	677,289	5,175	460
Total Expenses	85,936	10,341	9,915	3,707,106	27,037	2,588
Net Investment Income (Loss)	480,681	1,500	6,989	853,812	25,726	14
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(292,895)	(29,348)	(246,283)	(710,829)	(19)	10,326
Capital gain distributions	—	12,114	—	4,392,335	—	1,395
Realized Gain (Loss) on Investments	(292,895)	(17,234)	(246,283)	3,681,506	(19)	11,721
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(683,271)	85,567	(84,641)	34,641,989	142,690	21,532
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(495,485)	$69,833	$(323,935)	$39,177,307	$168,397	$33,267

					MFS
	JPMorgan	ClearBridge	Lord Abbett		Massachusetts	MFS
	Insurance Trust	Variable	Bond	Lord Abbett	Investors	Total Return
	Income Builder	Aggressive	Debenture	Total Return	Growth Stock -	Series -
	Class 2	Growth - Class II	Class VC	Class VC	Service Class	Service Class
INVESTMENT INCOME
Dividends	$36,621	$3,597	$187,871	$155,252	$1,502	$641,415
EXPENSES
Mortality and expense risk	11,534	6,206	50,913	55,335	4,419	308,230
Administrative fees	2,667	1,276	12,137	13,000	999	72,040
Total Expenses	14,201	7,482	63,050	68,335	5,418	380,270
Net Investment Income (Loss)	22,420	(3,885)	124,821	86,917	(3,916)	261,145
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(7,638)	(1,791)	(176,917)	(14,384)	19,304	(121,960)
Capital gain distributions	—	60,036	—	123,547	66,034	835,277
Realized Gain (Loss) on Investments	(7,638)	58,245	(176,917)	109,163	85,338	713,317
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	24,082	54,211	211,555	185,161	51,404	1,440,480
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,864	$108,571	$159,459	$381,241	$132,826	$2,414,942

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	Variable Accounts
					PIMCO
	MFS	MFS	Neuberger Berman		Commodity-
	Utilities	Value	U.S. Equity Index		RealReturn
	Series -	Series -	PutWrite Strategy	PIMCO All Asset -	Strategy -	PIMCO Income -
	Service Class	Service Class	Class S	Advisor Class (1)	Advisor Class	Advisor Class (1)
INVESTMENT INCOME
Dividends	$84,940	$13,446	$1,299	$2,581	$24,047	$2,478
EXPENSES
Mortality and expense risk	42,326	6,387	1,488	577	4,342	719
Administrative fees	9,341	1,450	378	149	944	210
Total Expenses	51,667	7,837	1,866	726	5,286	929
Net Investment Income (Loss)	33,273	5,609	(567)	1,855	18,761	1,549
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	40,922	165	(64)	8	(32,354)	(2)
Capital gain distributions	100,502	45,185	10,718	—	—	16
Realized Gain (Loss) on Investments	141,424	45,350	10,654	8	(32,354)	14
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(45,029)	(13,877)	1,062	14,399	7,359	9,249
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$129,668	$37,082	$11,149	$16,262	$(6,234)	$10,812

		Schwab		State Street	VanEck VIP
	Schwab	VIT Balanced	Schwab	Total Return	Global Hard Assets
	VIT Balanced	with Growth	VIT Growth	V.I.S. Class 3	Class S
INVESTMENT INCOME
Dividends	$81,675	$162,668	$83,081	$274,287	$5,621
EXPENSES
Mortality and expense risk	15,151	28,013	14,451	194,950	8,576
Administrative fees	10,823	20,010	10,322	35,324	1,863
Total Expenses	25,974	48,023	24,773	230,274	10,439
Net Investment Income (Loss)	55,701	114,645	58,308	44,013	(4,818)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(4,841)	(41,112)	133,362	(401,465)	(74,157)
Capital gain distributions	8,989	21,581	39,808	—	—
Realized Gain (Loss) on Investments	4,148	(19,531)	173,170	(401,465)	(74,157)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	281,578	621,088	210,475	1,120,297	218,027
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$341,427	$716,202	$441,953	$762,845	$139,052

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts Year Ended
		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Core Income		Diversified Bond		Floating Rate Income
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(16,018)	$(11,455)	$(128,388)	$(107,707)	$(129,982)	$(135,795)
Realized gain (loss) on investments	14,330	38,349	17,705	43,339	(3,808)	25,624
Change in net unrealized appreciation (depreciation) on investments	115,268	63,171	990,254	961,260	348,534	562,625
Net Increase (Decrease) in Net Assets Resulting from Operations	113,580	90,065	879,571	896,892	214,744	452,454
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	230,251	227,408	1,258,000	615,141	173,862	573,865
Transfers between variable and fixed accounts, net	154,214	1,027,202	1,766,044	503,680	(958,253)	7,309,739
Contract benefits and terminations	(79,441)	(1,075,735)	(1,103,696)	(1,100,492)	(1,080,204)	(1,236,989)
Contract charges and deductions	(25)	(5,502)	(15,016)	(14,640)	(8,076)	(6,088)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	(9,406)	(709)	104	(3,929)
Other	294	(8)	713	99	478	(895)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	305,293	173,365	1,896,639	3,079	(1,872,089)	6,635,703
NET INCREASE (DECREASE) IN NET ASSETS	418,873	263,430	2,776,210	899,971	(1,657,345)	7,088,157
NET ASSETS
Beginning of Year	927,796	664,366	9,113,387	8,213,416	10,976,299	3,888,142
End of Year	$1,346,669	$927,796	$11,889,597	$9,113,387	$9,318,954	$10,976,299

	High Yield Bond		Inflation Managed		Managed Bond
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(99,118)	$(100,332)	$(98,476)	$(98,152)	$(218,290)	$(208,291)
Realized gain (loss) on investments	56,404	56,663	49,328	35,627	(5,567)	66,667
Change in net unrealized appreciation (depreciation) on investments	354,469	856,491	702,685	550,331	1,091,302	1,144,147
Net Increase (Decrease) in Net Assets Resulting from Operations	311,755	812,822	653,537	487,806	867,445	1,002,523
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	442,626	500,441	503,478	228,033	564,175	659,109
Transfers between variable and fixed accounts, net	(28,058)	342,313	12,165	302,001	873,580	879,123
Contract benefits and terminations	(526,475)	(956,146)	(728,252)	(1,036,518)	(1,762,621)	(2,578,985)
Contract charges and deductions	(14,469)	(14,899)	(10,226)	(10,205)	(21,748)	(21,215)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(2,898)	—	(636)	—	(1,916)	—
Other	(4)	38	130	163	2	25
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(129,278)	(128,253)	(223,341)	(516,526)	(348,528)	(1,061,943)
NET INCREASE (DECREASE) IN NET ASSETS	182,477	684,569	430,196	(28,720)	518,917	(59,420)
NET ASSETS
Beginning of Year	7,253,178	6,568,609	7,016,755	7,045,475	15,081,298	15,140,718
End of Year	$7,435,655	$7,253,178	$7,446,951	$7,016,755	$15,600,215	$15,081,298

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Short Duration Bond		Emerging Markets Debt		Dividend Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(145,033)	$(143,572)	$(21,531)	$(23,910)	$(240,808)	$(215,444)
Realized gain (loss) on investments	57,538	6,898	17,532	19,326	(96,875)	22,713
Change in net unrealized appreciation (depreciation) on investments	351,757	478,682	31,989	128,272	2,539,559	4,238,300
Net Increase (Decrease) in Net Assets Resulting from Operations	264,262	342,008	27,990	123,688	2,201,876	4,045,569
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,561,137	705,380	28,386	236,946	1,434,017	1,914,143
Transfers between variable and fixed accounts, net	1,511,120	4,380,142	205,742	425,359	(473,868)	2,454,588
Contract benefits and terminations	(3,274,455)	(2,003,317)	(102,635)	(349,053)	(1,323,789)	(1,761,545)
Contract charges and deductions	(21,868)	(23,674)	(3,354)	(3,444)	(22,057)	(22,006)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(1,165)	(3,544)	—	—	—	—
Other	(726)	(230)	(213)	(139)	3,183	(472)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(225,957)	3,054,757	127,926	309,669	(382,514)	2,584,708
NET INCREASE (DECREASE) IN NET ASSETS	38,305	3,396,765	155,916	433,357	1,819,362	6,630,277
NET ASSETS
Beginning of Year	13,421,340	10,024,575	1,892,055	1,458,698	19,734,773	13,104,496
End of Year	$13,459,645	$13,421,340	$2,047,971	$1,892,055	$21,554,135	$19,734,773

	Equity Index		Focused Growth		Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,241,167)	$(1,167,931)	$(146,753)	$(137,891)	$(132,144)	$(98,126)
Realized gain (loss) on investments	347,499	402,685	253,744	271,102	374,384	6,966
Change in net unrealized appreciation (depreciation) on investments	17,268,272	23,816,031	3,268,086	2,639,102	2,488,135	2,282,791
Net Increase (Decrease) in Net Assets Resulting from Operations	16,374,604	23,050,785	3,375,077	2,772,313	2,730,375	2,191,631
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	15,862,201	9,732,062	746,036	774,247	908,303	566,491
Transfers between variable and fixed accounts, net	(4,755,611)	(3,222,918)	1,610,881	163,288	(1,661,248)	1,501,523
Contract benefits and terminations	(8,767,475)	(10,280,268)	(671,221)	(1,989,142)	(442,632)	(458,071)
Contract charges and deductions	(16,852)	(18,132)	(4,361)	(4,485)	(6,743)	(6,012)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(6,117)	(11,978)	(1,235)	(2,537)	246	138
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	2,316,146	(3,801,234)	1,680,100	(1,058,629)	(1,202,074)	1,604,069
NET INCREASE (DECREASE) IN NET ASSETS	18,690,750	19,249,551	5,055,177	1,713,684	1,528,301	3,795,700
NET ASSETS
Beginning of Year	98,603,385	79,353,834	10,046,830	8,333,146	9,562,350	5,766,650
End of Year	$117,294,135	$98,603,385	$15,102,007	$10,046,830	$11,090,651	$9,562,350

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Large-Cap Growth		Large-Cap Value		Main Street Core
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(165,958)	$(125,993)	$(83,200)	$(78,586)	$(85,124)	$(77,329)
Realized gain (loss) on investments	187,115	139,436	(9,155)	3,748	(9,537)	21,136
Change in net unrealized appreciation (depreciation) on investments	4,204,988	2,461,061	509,930	1,444,385	868,380	1,539,771
Net Increase (Decrease) in Net Assets Resulting from Operations	4,226,145	2,474,504	417,575	1,369,547	773,719	1,483,578
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,155,876	957,759	353,785	501,975	753,253	261,367
Transfers between variable and fixed accounts, net	2,915,971	(1,145,541)	617,640	84,598	(389,497)	154,272
Contract benefits and terminations	(1,081,703)	(1,037,795)	(479,278)	(369,428)	(362,323)	(461,060)
Contract charges and deductions	(2,554)	(3,473)	(11,989)	(13,011)	(6,493)	(6,847)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	(1,277)	—
Other	(269)	763	384	(53)	108	(179)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	2,987,321	(1,228,287)	480,542	204,081	(6,229)	(52,447)
NET INCREASE (DECREASE) IN NET ASSETS	7,213,466	1,246,217	898,117	1,573,628	767,490	1,431,131
NET ASSETS
Beginning of Year	9,673,246	8,427,029	6,609,054	5,035,426	6,384,950	4,953,819
End of Year	$16,886,712	$9,673,246	$7,507,171	$6,609,054	$7,152,440	$6,384,950

	Mid-Cap Equity		Mid-Cap Growth		Mid-Cap Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(75,882)	$(72,945)	$(145,377)	$(126,913)	$(44,078)	$(45,025)
Realized gain (loss) on investments	354,894	22,622	243,690	114,954	12,723	745
Change in net unrealized appreciation (depreciation) on investments	1,168,140	945,487	4,484,717	2,870,309	334,535	923,482
Net Increase (Decrease) in Net Assets Resulting from Operations	1,447,152	895,164	4,583,030	2,858,350	303,180	879,202
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	190,524	338,738	1,370,406	792,293	277,636	107,693
Transfers between variable and fixed accounts, net	(686,880)	184,036	(423,470)	(228,371)	202,009	161,012
Contract benefits and terminations	(336,593)	(260,898)	(535,856)	(1,351,293)	(234,740)	(449,332)
Contract charges and deductions	(7,015)	(7,859)	(12,744)	(13,593)	(7,030)	(7,126)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(379)	—	—	—	—	—
Other	(130)	(19)	380	(1,839)	67	(63)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(840,473)	253,998	398,716	(802,803)	237,942	(187,816)
NET INCREASE (DECREASE) IN NET ASSETS	606,679	1,149,162	4,981,746	2,055,547	541,122	691,386
NET ASSETS
Beginning of Year	5,742,899	4,593,737	10,075,956	8,020,409	3,864,584	3,173,198
End of Year	$6,349,578	$5,742,899	$15,057,702	$10,075,956	$4,405,706	$3,864,584

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Small-Cap Equity		Small-Cap Growth		Small-Cap Index
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(29,132)	$(31,887)	$(87,238)	$(85,468)	$(107,463)	$(114,220)
Realized gain (loss) on investments	19,188	53,891	66,837	(5,624)	(103,243)	13,498
Change in net unrealized appreciation (depreciation) on investments	152,039	517,838	2,959,208	1,412,261	1,811,357	2,117,015
Net Increase (Decrease) in Net Assets Resulting from Operations	142,095	539,842	2,938,807	1,321,169	1,600,651	2,016,293
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	145,153	215,177	529,616	449,322	945,798	929,772
Transfers between variable and fixed accounts, net	(2,541)	(322,874)	(788,156)	1,266,800	(1,105,548)	(649,195)
Contract benefits and terminations	(208,059)	(146,230)	(339,654)	(734,883)	(489,719)	(989,305)
Contract charges and deductions	(2,053)	(1,977)	(6,266)	(6,472)	(2,746)	(3,382)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	(248)	—
Other	2	(24)	(315)	651	60	(766)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(67,498)	(255,928)	(604,775)	975,418	(652,403)	(712,876)
NET INCREASE (DECREASE) IN NET ASSETS	74,597	283,914	2,334,032	2,296,587	948,248	1,303,417
NET ASSETS
Beginning of Year	2,701,005	2,417,091	6,639,964	4,343,377	10,135,506	8,832,089
End of Year	$2,775,602	$2,701,005	$8,973,996	$6,639,964	$11,083,754	$10,135,506

	Small-Cap Value		Value		Value Advantage
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(49,571)	$(55,030)	$(36,370)	$(44,475)	$(20,651)	$(21,432)
Realized gain (loss) on investments	35,453	33,635	63,418	110,088	(12,081)	(2,185)
Change in net unrealized appreciation (depreciation) on investments	230,525	806,356	(344,781)	624,296	(11,228)	383,832
Net Increase (Decrease) in Net Assets Resulting from Operations	216,407	784,961	(317,733)	689,909	(43,960)	360,215
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	133,214	189,720	13,667	21,336	212,948	86,982
Transfers between variable and fixed accounts, net	167,342	297,867	10,632	133,017	(9,466)	227,182
Contract benefits and terminations	(303,799)	(559,057)	(204,745)	(421,714)	(45,171)	(248,856)
Contract charges and deductions	(5,763)	(6,095)	(8,309)	(9,810)	(681)	(618)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	(691)	—	—	—	—
Other	(17)	(671)	(536)	(56)	(9)	(22)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(9,023)	(78,927)	(189,291)	(277,227)	157,621	64,668
NET INCREASE (DECREASE) IN NET ASSETS	207,384	706,034	(507,024)	412,682	113,661	424,883
NET ASSETS
Beginning of Year	4,433,328	3,727,294	3,461,384	3,048,702	1,826,738	1,401,855
End of Year	$4,640,712	$4,433,328	$2,954,360	$3,461,384	$1,940,399	$1,826,738

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Emerging Markets		International Large-Cap		International Small-Cap
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(100,838)	$(104,453)	$(92,070)	$(91,709)	$(18,666)	$(18,947)
Realized gain (loss) on investments	401,420	47,585	61,360	64,238	(32)	(15,194)
Change in net unrealized appreciation (depreciation) on investments	887,035	1,734,551	729,068	1,640,791	133,962	264,610
Net Increase (Decrease) in Net Assets Resulting from Operations	1,187,617	1,677,683	698,358	1,613,320	115,264	230,469
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	236,203	413,678	493,567	307,939	49,968	12,776
Transfers between variable and fixed accounts, net	(1,026,476)	(426,576)	(21,411)	(166,985)	(14,997)	153,291
Contract benefits and terminations	(427,735)	(720,102)	(485,986)	(571,858)	(83,464)	(111,584)
Contract charges and deductions	(13,250)	(14,679)	(24,885)	(27,376)	(4,369)	(4,547)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	(324)	(1,250)	(492)	—	(435)
Other	134	(195)	(1,045)	(306)	193	8
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,231,124)	(748,198)	(41,010)	(459,078)	(52,669)	49,509
NET INCREASE (DECREASE) IN NET ASSETS	(43,507)	929,485	657,348	1,154,242	62,595	279,978
NET ASSETS
Beginning of Year	8,280,900	7,351,415	7,485,650	6,331,408	1,511,569	1,231,591
End of Year	$8,237,393	$8,280,900	$8,142,998	$7,485,650	$1,574,164	$1,511,569

	International Value		Health Sciences		Real Estate
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(52,493)	$(54,314)	$(336,457)	$(310,167)	$(85,146)	$(93,333)
Realized gain (loss) on investments	(93,504)	(17,217)	317,136	109,928	67,830	147,604
Change in net unrealized appreciation (depreciation) on investments	(129,736)	626,323	4,062,874	5,080,777	(294,903)	1,588,327
Net Increase (Decrease) in Net Assets Resulting from Operations	(275,733)	554,792	4,043,553	4,880,538	(312,219)	1,642,598
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	76,751	179,014	1,504,043	1,503,182	141,648	307,525
Transfers between variable and fixed accounts, net	624,149	279,260	449,573	(311,596)	(142,489)	518,639
Contract benefits and terminations	(278,104)	(223,494)	(2,429,910)	(2,441,486)	(644,202)	(690,225)
Contract charges and deductions	(14,259)	(14,832)	(12,578)	(13,319)	(7,316)	(7,500)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(1,171)	—	—	(745)	(398)	(513)
Other	(946)	(12)	4,296	(2,823)	685	73
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	406,420	219,936	(484,576)	(1,266,787)	(652,072)	127,999
NET INCREASE (DECREASE) IN NET ASSETS	130,687	774,728	3,558,977	3,613,751	(964,291)	1,770,597
NET ASSETS
Beginning of Year	4,264,093	3,489,365	24,289,103	20,675,352	7,440,600	5,670,003
End of Year	$4,394,780	$4,264,093	$27,848,080	$24,289,103	$6,476,309	$7,440,600

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Technology		PSF DFA		Pacific Dynamix -
	Class I		Balanced Allocation Class D		Conservative Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(190,320)	$(147,101)	$(123,586)	$(112,559)	$(582,030)	$(554,974)
Realized gain (loss) on investments	43,852	20,632	19,512	41	595,515	167,356
Change in net unrealized appreciation (depreciation) on investments	5,653,660	3,218,489	1,097,586	1,479,707	5,091,334	6,036,236
Net Increase (Decrease) in Net Assets Resulting from Operations	5,507,192	3,092,020	993,512	1,367,189	5,104,819	5,648,618
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,591,999	1,095,561	2,492,539	1,604,726	4,249,249	2,787,046
Transfers between variable and fixed accounts, net	193,008	375,516	(1,220,617)	504,868	196,551	3,103,314
Contract benefits and terminations	(1,018,258)	(1,054,767)	(937,312)	(823,620)	(4,717,959)	(5,608,523)
Contract charges and deductions	(8,569)	(8,197)	(61,403)	(49,421)	(201,421)	(196,908)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(268)	(704)	—	—	—	—
Other	489	250	5,835	(182)	(343)	(43)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	758,401	407,659	279,042	1,236,371	(473,923)	84,886
NET INCREASE (DECREASE) IN NET ASSETS	6,265,593	3,499,679	1,272,554	2,603,560	4,630,896	5,733,504
NET ASSETS
Beginning of Year	12,290,994	8,791,315	9,691,444	7,087,884	46,302,731	40,569,227
End of Year	$18,556,587	$12,290,994	$10,963,998	$9,691,444	$50,933,627	$46,302,731

	Pacific Dynamix -		Pacific Dynamix -		Portfolio Optimization
	Moderate Growth Class I		Growth Class I		Conservative Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,786,372)	$(1,783,763)	$(561,528)	$(399,257)	$(1,227,691)	$(1,097,335)
Realized gain (loss) on investments	1,496,854	1,557,568	(269,769)	31,538	(462,266)	2,403,428
Change in net unrealized appreciation (depreciation) on investments	17,984,036	22,288,410	9,124,920	6,086,994	6,829,575	6,242,134
Net Increase (Decrease) in Net Assets Resulting from Operations	17,694,518	22,062,215	8,293,623	5,719,275	5,139,618	7,548,227
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	8,801,245	7,106,837	22,004,580	3,127,633	1,585,162	971,962
Transfers between variable and fixed accounts, net	(215,731)	4,834,444	479,182	1,405,827	13,217,957	10,820,324
Contract benefits and terminations	(13,222,617)	(20,262,296)	(2,208,590)	(3,114,864)	(11,317,916)	(11,747,724)
Contract charges and deductions	(839,930)	(824,539)	(184,091)	(109,687)	(531,433)	(535,831)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	(6,323)	1,082
Other	(1,633)	53	(4,617)	(2,171)	(2,014)	514
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(5,478,666)	(9,145,501)	20,086,464	1,306,738	2,945,433	(489,673)
NET INCREASE (DECREASE) IN NET ASSETS	12,215,852	12,916,714	28,380,087	7,026,013	8,085,051	7,058,554
NET ASSETS
Beginning of Year	143,286,925	130,370,211	33,535,855	26,509,842	81,073,618	74,015,064
End of Year	$155,502,777	$143,286,925	$61,915,942	$33,535,855	$89,158,669	$81,073,618

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate-Conservative Class I		Moderate Class I		Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,074,888)	$(2,236,543)	$(7,286,053)	$(7,894,047)	$(5,808,337)	$(6,146,371)
Realized gain (loss) on investments	6,366,641	6,637,314	21,635,832	30,977,861	18,338,140	20,814,244
Change in net unrealized appreciation (depreciation) on investments	6,224,552	14,226,726	31,202,581	55,242,245	25,785,930	53,754,312
Net Increase (Decrease) in Net Assets Resulting from Operations	10,516,305	18,627,497	45,552,360	78,326,059	38,315,733	68,422,185
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,596,779	1,151,500	7,449,112	6,795,857	5,817,018	2,721,725
Transfers between variable and fixed accounts, net	(1,140,720)	1,009,768	(4,239,822)	(12,345,247)	(3,581,019)	(2,856,981)
Contract benefits and terminations	(16,891,579)	(19,325,996)	(44,686,959)	(64,854,179)	(33,511,684)	(40,511,203)
Contract charges and deductions	(800,134)	(864,065)	(3,416,494)	(3,707,784)	(2,614,734)	(2,789,892)
Adjustments to net assets allocated to contracts in payout (annuitization) period	(10,869)	—	(41,837)	(294)	(3,352)	(7,204)
Other	9,420	1,864	2,204	9,887	(10,590)	12,638
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(16,237,103)	(18,026,929)	(44,933,796)	(74,101,760)	(33,904,361)	(43,430,917)
NET INCREASE (DECREASE) IN NET ASSETS	(5,720,798)	600,568	618,564	4,224,299	4,411,372	24,991,268
NET ASSETS
Beginning of Year	145,453,637	144,853,069	500,217,551	495,993,252	388,792,075	363,800,807
End of Year	$139,732,839	$145,453,637	$500,836,115	$500,217,551	$393,203,447	$388,792,075

	Portfolio Optimization		Invesco Oppenheimer V.I.		Invesco Oppenheimer V.I.
	Aggressive-Growth Class I		Global Series II		International Growth Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,435,783)	$(1,559,189)	$(14,306)	$(11,886)	$(3,179)	$(2,986)
Realized gain (loss) on investments	5,418,605	5,722,466	47,417	216,133	(1,730)	1,179
Change in net unrealized appreciation (depreciation) on investments	4,696,072	14,291,142	322,682	200,229	128,268	138,632
Net Increase (Decrease) in Net Assets Resulting from Operations	8,678,894	18,454,419	355,793	404,476	123,359	136,825
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,069,761	1,089,650	18,856	202,615	6,440	44,673
Transfers between variable and fixed accounts, net	(2,720,946)	(410,835)	(87,277)	(162,018)	31,348	(97,660)
Contract benefits and terminations	(7,739,817)	(11,246,440)	(234,603)	(133,146)	(18,553)	(27,581)
Contract charges and deductions	(601,492)	(668,245)	(90)	(93)	(23)	(40
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(9,258)	1,918	(11)	(21)	(7)	(10)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(10,001,752)	(11,233,952)	(303,125)	(92,663)	19,205	(80,618)
NET INCREASE (DECREASE) IN NET ASSETS	(1,322,858)	7,220,467	52,668	311,813	142,564	56,207
NET ASSETS
Beginning of Year	96,008,850	88,788,383	1,724,083	1,412,270	619,573	563,366
End of Year	$94,685,992	$96,008,850	$1,776,751	$1,724,083	$762,137	$619,573

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Invesco V.I. Balanced-Risk		Invesco V.I. Equity and		Invesco V.I. Global
	Allocation Series II		Income Series II		Real Estate Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,212,119	$(260,985)	$13,805	$15,539	$55,316	$58,344
Realized gain (loss) on investments	592,893	(590,054)	34,413	94,134	(4,643)	149
Change in net unrealized appreciation (depreciation) on investments	(268,030)	3,259,962	64,321	111,479	(319,284)	283,460
Net Increase (Decrease) in Net Assets Resulting from Operations	1,536,982	2,408,923	112,539	221,152	(268,611)	341,953
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,007,845	1,077,915	51,803	135,140	5,470	104,691
Transfers between variable and fixed accounts, net	405,404	(490,772)	(90,163)	90,346	(429,813)	381,915
Contract benefits and terminations	(1,960,325)	(2,776,899)	(71,424)	(63,288)	(39,495)	(90,074)
Contract charges and deductions	(161,783)	(165,578)	(1,581)	(1,603)	(57)	(52)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(90)	166	(9)	(22)	46	(39)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(708,949)	(2,355,168)	(111,374)	160,573	(463,849)	396,441
NET INCREASE (DECREASE) IN NET ASSETS	828,033	53,755	1,165	381,725	(732,460)	738,394
NET ASSETS
Beginning of Year	19,105,001	19,051,246	1,507,427	1,125,702	2,231,980	1,493,586
End of Year	$19,933,034	$19,105,001	$1,508,592	$1,507,427	$1,499,520	$2,231,980

	American Century		American Funds IS Asset		American Funds IS Blue Chip
	VP Mid Cap Value Class II		Allocation Class 4		Income and Growth Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$12,755	$24,332	$158,451	$651,324	$24,323	$36,281
Realized gain (loss) on investments	(108,222)	445,643	1,181,037	10,975,175	24,268	262,933
Change in net unrealized appreciation (depreciation) on investments	(45,676)	573,083	20,973,894	25,505,450	470,818	616,720
Net Increase (Decrease) in Net Assets Resulting from Operations	(141,143)	1,043,058	22,313,382	37,131,949	519,409	915,934
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	295,396	445,520	12,725,822	9,793,948	768,365	695,255
Transfers between variable and fixed accounts, net	(465,242)	(376,603)	(2,276,825)	3,140,747	169,254	(304,092)
Contract benefits and terminations	(354,739)	(159,817)	(19,359,646)	(22,111,839)	(212,689)	(270,164)
Contract charges and deductions	(616)	(691)	(1,563,613)	(1,579,651)	(1,447)	(1,679)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	(4,369)	—	—	—
Other	(100)	(185)	12,629	522	(160)	(56)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(525,301)	(91,776)	(10,466,002)	(10,756,273)	723,323	119,264
NET INCREASE (DECREASE) IN NET ASSETS	(666,444)	951,282	11,847,380	26,375,676	1,242,732	1,035,198
NET ASSETS
Beginning of Year	4,813,752	3,862,470	223,794,339	197,418,663	5,650,160	4,614,962
End of Year	$4,147,308	$4,813,752	$235,641,719	$223,794,339	$6,892,892	$5,650,160

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	American Funds IS		American Funds IS Capital		American Funds IS
	Bond Class 4		Income Builder Class 4		Capital World Bond Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$49,428	$42,405	$48,473	$56,189	$(2,021)	$2,140
Realized gain (loss) on investments	38,854	(6,137)	(152,067)	(1,655)	1,960	(746)
Change in net unrealized appreciation (depreciation) on investments	245,464	165,925	21,757	507,175	65,831	39,341
Net Increase (Decrease) in Net Assets Resulting from Operations	333,746	202,193	(81,837)	561,709	65,770	40,735
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,001,858	583,546	267,991	429,109	57,121	289,633
Transfers between variable and fixed accounts, net	2,001,603	599,340	68,784	167,038	(134,637)	448,702
Contract benefits and terminations	(747,335)	(408,187)	(955,102)	(230,826)	(145,793)	(58,801)
Contract charges and deductions	(2,840)	(2,189)	(2,397)	(2,430)	(850)	(491)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	927	(30)	19	(42)	39	(33)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	2,254,213	772,480	(620,705)	362,849	(224,120)	679,010
NET INCREASE (DECREASE) IN NET ASSETS	2,587,959	974,673	(702,542)	924,558	(158,350)	719,745
NET ASSETS
Beginning of Year	3,408,548	2,433,875	4,208,592	3,284,034	1,353,254	633,509
End of Year	$5,996,507	$3,408,548	$3,506,050	$4,208,592	$1,194,904	$1,353,254

	American Funds IS		American Funds IS Global		American Funds IS
	Global Balanced Class 4		Growth and Income Class 4		Global Growth Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,879)	$4,738	$(3,047)	$5,837	$(53,208)	$(11,272)
Realized gain (loss) on investments	86,099	90,317	29,592	75,097	133,373	160,294
Change in net unrealized appreciation (depreciation) on investments	160,951	371,542	118,275	434,052	1,216,472	758,487
Net Increase (Decrease) in Net Assets Resulting from Operations	243,171	466,597	144,820	514,986	1,296,637	907,509
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,100,680	836,380	155,660	191,957	372,001	456,962
Transfers between variable and fixed accounts, net	(103,827)	46,868	462	(402,285)	408,770	23,436
Contract benefits and terminations	(287,070)	(212,455)	(91,819)	(159,229)	(242,006)	(234,054)
Contract charges and deductions	(1,823)	(1,932)	(625)	(544)	(1,163)	(2,081)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	8	(46)	2	(235)	(18)	(133)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	707,968	668,815	63,680	(370,336)	537,584	244,130
NET INCREASE (DECREASE) IN NET ASSETS	951,139	1,135,412	208,500	144,650	1,834,221	1,151,639
NET ASSETS
Beginning of Year	3,415,773	2,280,361	1,966,633	1,821,983	3,816,671	2,665,032
End of Year	$4,366,912	$3,415,773	$2,175,133	$1,966,633	$5,650,892	$3,816,671

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	American Funds IS Global		American Funds IS		American Funds IS
	Small Capitalization Class 4		Growth Class 4		Growth-Income Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(15,602)	$(15,994)	$(255,139)	$(122,117)	$(26,785)	$14,660
Realized gain (loss) on investments	64,164	70,121	594,902	1,474,518	307,725	1,382,386
Change in net unrealized appreciation (depreciation) on investments	301,924	244,934	9,234,861	2,316,534	1,276,463	1,570,738
Net Increase (Decrease) in Net Assets Resulting from Operations	350,486	299,061	9,574,624	3,668,935	1,557,403	2,967,784
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	16,970	73,875	2,093,802	1,366,157	637,610	983,084
Transfers between variable and fixed accounts, net	(57,708)	33,408	3,567,819	(4,965)	(531,142)	(618,506)
Contract benefits and terminations	(5,593)	(14,419)	(2,667,492)	(1,283,614)	(1,071,734)	(1,014,208)
Contract charges and deductions	(546)	(357)	(14,890)	(14,497)	(9,399)	(9,463)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	(1,178)	(1,270)	—
Other	(12)	(19)	3,784	(989)	(329)	(573)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(46,889)	92,488	2,983,023	60,914	(976,264)	(659,666)
NET INCREASE (DECREASE) IN NET ASSETS	303,597	391,549	12,557,647	3,729,849	581,139	2,308,118
NET ASSETS
Beginning of Year	1,375,775	984,226	16,638,760	12,908,911	14,890,984	12,582,866
End of Year	$1,679,372	$1,375,775	$29,196,407	$16,638,760	$15,472,123	$14,890,984

	American Funds IS High-		American Funds IS		American Funds IS International
	Income Bond Class 4		International Class 4		Growth and Income Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$124,067	$66,396	$(20,485)	$3,250	$(457)	$23,388
Realized gain (loss) on investments	(13,505)	(4,080)	(33,583)	(83,371)	(128,072)	17,870
Change in net unrealized appreciation
(depreciation) on investments	11,019	71,026	449,254	745,113	139,972	372,513
Net Increase (Decrease) in Net Assets Resulting from Operations	121,581	133,342	395,186	664,992	11,443	413,771
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	86,045	221,452	111,630	276,444	92,617	69,956
Transfers between variable and fixed accounts, net	388,049	107,343	(208,928)	(710,696)	(125,653)	(4,582)
Contract benefits and terminations	(83,108)	(76,700)	(210,369)	(220,584)	(169,027)	(228,276)
Contract charges and deductions	(529)	(688)	(1,726)	(1,234)	(351)	(262)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	42	(59)	106	(33)	394	(15)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	390,499	251,348	(309,287)	(656,103)	(202,020)	(163,179)
NET INCREASE (DECREASE) IN NET ASSETS	512,080	384,690	85,899	8,889	(190,577)	250,592
NET ASSETS
Beginning of Year	1,551,733	1,167,043	3,440,912	3,432,023	2,294,997	2,044,405
End of Year	$2,063,813	$1,551,733	$3,526,811	$3,440,912	$2,104,420	$2,294,997

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	American Funds IS Managed Risk		American Funds IS		American Funds IS U.S. Government/
	Asset Allocation Class P2		New World Fund Class 4		AAA-Rated Securities Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$33,408	$141,342	$(31,153)	$(10,774)	$28,209	$8,380
Realized gain (loss) on investments	521,680	546,598	(5,003)	69,918	108,794	(1,479)
Change in net unrealized appreciation (depreciation) on investments	156,291	1,404,835	524,014	525,187	76,808	47,242
Net Increase (Decrease) in Net Assets Resulting from Operations	711,379	2,092,775	487,858	584,331	213,811	54,143
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	809,992	935,147	277,949	303,774	575,221	241,416
Transfers between variable and fixed accounts, net	911,592	120,180	(382,395)	404,696	5,131,730	83,648
Contract benefits and terminations	(965,449)	(1,389,044)	(193,320)	(432,172)	(1,570,393)	(152,311)
Contract charges and deductions	(94,024)	(89,850)	(922)	(837)	(890)	(545)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	641	50	(1)	(140)	(52)	(20)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	662,752	(423,517)	(298,689)	275,321	4,135,616	172,188
NET INCREASE (DECREASE) IN NET ASSETS	1,374,131	1,669,258	189,169	859,652	4,349,427	226,331
NET ASSETS
Beginning of Year	14,361,623	12,692,365	2,921,670	2,062,018	1,726,774	1,500,443
End of Year	$15,735,754	$14,361,623	$3,110,839	$2,921,670	$6,076,201	$1,726,774

	BlackRock 60/40 Target		BlackRock Capital Appreciation		BlackRock Global Allocation
	Allocation ETF V.I. Class I		V.I. Class III		V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$61,565	$50,119	$(4,125)	$(3,803)	$(56,165)	$(129,758)
Realized gain (loss) on investments	(6,099)	47,665	57,579	80,200	7,300,667	4,071,793
Change in net unrealized appreciation (depreciation) on investments	900,548	552,735	133,157	44,613	12,937,222	13,761,052
Net Increase (Decrease) in Net Assets Resulting from Operations	956,014	650,519	186,611	121,010	20,181,724	17,703,087
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,438,307	872,004	24,098	38	3,659,001	3,979,777
Transfers between variable and fixed accounts, net	237,697	1,000,886	(113,243)	(15,058)	(1,305,895)	(3,004,672)
Contract benefits and terminations	(258,430)	(84,904)	(69,480)	(13,049)	(13,768,850)	(21,050,708)
Contract charges and deductions	(142)	(402)	(4,053)	(4,623)	(925,336)	(997,043)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	(2,640)	—
Other	3,190	(1,239)	(2)	(3)	2,975	(3,459)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	3,420,622	1,786,345	(162,680)	(32,695)	(12,340,745)	(21,076,105)
NET INCREASE (DECREASE) IN NET ASSETS	4,376,636	2,436,864	23,931	88,315	7,840,979	(3,373,018)
NET ASSETS
Beginning of Year	5,109,416	2,672,552	493,866	405,551	115,730,698	119,103,716
End of Year	$9,486,052	$5,109,416	$517,797	$493,866	$123,571,677	$115,730,698

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Fidelity VIP Contrafund		Fidelity VIP FundsManager		Fidelity VIP Government
	Service Class 2		60% Service Class 2		Money Market Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(343,509)	$(245,947)	$(113,802)	$19,167	$(360,151)	$96,065
Realized gain (loss) on investments	191,916	2,316,918	(8,115)	3,892,195	—	—
Change in net unrealized appreciation (depreciation) on investments	7,519,821	3,574,984	4,216,407	1,250,521	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	7,368,228	5,645,955	4,094,490	5,161,883	(360,151)	96,065
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,794,192	1,778,502	2,848,380	883,257	2,051,328	312,748
Transfers between variable and fixed accounts, net	(221,918)	857,891	1,047,045	1,688,002	27,361,537	15,963,463
Contract benefits and terminations	(1,928,868)	(1,345,152)	(4,302,770)	(3,934,514)	(18,568,871)	(13,055,394)
Contract charges and deductions	(4,620)	(4,083)	(249,592)	(232,855)	(7,924)	(9,675)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	421	(16,350)
Other	(799)	144	(1,177)	(72)	(236)	71
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	637,987	1,287,302	(658,114)	(1,596,182)	10,836,255	3,194,863
NET INCREASE (DECREASE) IN NET ASSETS	8,006,215	6,933,257	3,436,376	3,565,701	10,476,104	3,290,928
NET ASSETS
Beginning of Year	25,314,064	18,380,807	31,855,617	28,289,916	22,547,886	19,256,958
End of Year	$33,320,279	$25,314,064	$35,291,993	$31,855,617	$33,023,990	$22,547,886

	Fidelity VIP Strategic Income		First Trust Dorsey Wright		First Trust
	Service Class 2		Tactical Core Class I		Multi Income Allocation Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$101,786	$111,977	$(15,099)	$(17,309)	$5,323	$10,085
Realized gain (loss) on investments	12,093	(47,556)	9,525	32,283	10,060	7,327
Change in net unrealized appreciation (depreciation) on investments	184,490	476,723	134,901	417,514	(21,911)	121,519
Net Increase (Decrease) in Net Assets Resulting from Operations	298,369	541,144	129,327	432,488	(6,528)	138,931
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	523,461	478,417	68,248	325,466	33,456	38,274
Transfers between variable and fixed accounts, net	(292,064)	(1,054,979)	(952,392)	32,511	30,375	74,720
Contract benefits and terminations	(725,025)	(310,739)	(76,007)	(139,158)	(256,723)	(228,589)
Contract charges and deductions	(1,204)	(1,282)	(42)	(157)	(30)	(86)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	86	(5)	53	105	5	62
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(494,746)	(888,588)	(960,140)	218,767	(192,917)	(115,619)
NET INCREASE (DECREASE) IN NET ASSETS	(196,377)	(347,444)	(830,813)	651,255	(199,445)	23,312
NET ASSETS
Beginning of Year	6,311,547	6,658,991	2,859,791	2,208,536	971,131	947,819
End of Year	$6,115,170	$6,311,547	$2,028,978	$2,859,791	$771,686	$971,131

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	First Trust/Dow Jones		Franklin		Franklin
	Dividend & Income Allocation Class I		Allocation VIP Class 2		Allocation VIP Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$77,127	$111,186	$612	$3,106	$(8,212)	$221,586
Realized gain (loss) on investments	1,123,262	1,601,401	32,750	7,662	2,537,763	541,661
Change in net unrealized appreciation (depreciation) on investments	1,544,853	6,020,748	(19,121)	8,715	(1,380,853)	1,015,808
Net Increase (Decrease) in Net Assets Resulting from Operations	2,745,242	7,733,335	14,241	19,483	1,148,698	1,779,055
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,586,979	3,514,512	10,249	11,744	1,888,284	791,383
Transfers between variable and fixed accounts, net	(543,947)	1,828,800	(102)	745	(180,576)	(472,350)
Contract benefits and terminations	(3,816,808)	(4,412,749)	(3,145)	(4,376)	(780,956)	(1,779,099)
Contract charges and deductions	(352,857)	(323,035)	(837)	(820)	(75,931)	(69,282)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	2,080	(287)	—	(1)	(211)	255
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(2,124,553)	607,241	6,165	7,292	850,610	(1,529,093)
NET INCREASE (DECREASE) IN NET ASSETS	620,689	8,340,576	20,406	26,775	1,999,308	249,962
NET ASSETS
Beginning of Year	49,008,538	40,667,962	129,136	102,361	10,820,775	10,570,813
End of Year	$49,629,227	$49,008,538	$149,542	$129,136	$12,820,083	$10,820,775

	Franklin Income		Franklin Mutual Global		Franklin Rising
	VIP Class 2		Discovery VIP Class 2		Dividends VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$432,835	$490,503	$50,562	$21,330	$(3,309)	$(6,048)
Realized gain (loss) on investments	(129,782)	116,308	(308,685)	417,407	524,675	1,866,713
Change in net unrealized appreciation (depreciation) on investments	(396,504)	815,686	(13,068)	718,178	1,038,992	1,059,815
Net Increase (Decrease) in Net Assets Resulting from Operations	(93,451)	1,422,497	(271,191)	1,156,915	1,560,358	2,920,480
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	228,985	901,388	72,497	133,178	577,607	546,341
Transfers between variable and fixed accounts, net	(1,333,968)	613,869	(2,339)	(19,578)	(1,153,125)	140,574
Contract benefits and terminations	(451,277)	(546,902)	(290,653)	(799,079)	(964,669)	(1,525,028)
Contract charges and deductions	(583)	(534)	(13,477)	(14,767)	(2,474)	(2,514)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	59	(983)	(839)	(77)	(309)	(101)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,556,784)	966,838	(234,811)	(700,323)	(1,542,970)	(840,728)
NET INCREASE (DECREASE) IN NET ASSETS	(1,650,235)	2,389,335	(506,002)	456,592	17,388	2,079,752
NET ASSETS
Beginning of Year	11,608,410	9,219,075	5,739,296	5,282,704	12,873,709	10,793,957
End of Year	$9,958,175	$11,608,410	$5,233,294	$5,739,296	$12,891,097	$12,873,709

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Templeton		Ivy VIP		Ivy VIP
	Global Bond VIP Class 2		Asset Strategy Class II		Energy Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$480,681	$499,613	$1,500	$(2,866)	$6,989	$(12,136)
Realized gain (loss) on investments	(292,895)	(159,492)	(17,234)	(62,213)	(246,283)	(83,026)
Change in net unrealized appreciation (depreciation) on investments	(683,271)	(284,363)	85,567	300,617	(84,641)	113,460
Net Increase (Decrease) in Net Assets Resulting from Operations	(495,485)	55,758	69,833	235,538	(323,935)	18,298
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	184,272	256,328	45,497	6,289	121,832	129,095
Transfers between variable and fixed accounts, net	(501,641)	104,471	(19,334)	(1,377,831)	242,067	200,488
Contract benefits and terminations	(894,222)	(1,055,686)	(22,754)	(121,599)	(62,389)	(25,713)
Contract charges and deductions	(4,207)	(4,704)	(51)	(66)	(67)	(62)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(95)	2	(5)	62	287	(18)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,215,893)	(699,589)	3,353	(1,493,145)	301,730	303,790
NET INCREASE (DECREASE) IN NET ASSETS	(1,711,378)	(643,831)	73,186	(1,257,607)	(22,205)	322,088
NET ASSETS
Beginning of Year	8,011,967	8,655,798	550,600	1,808,207	1,082,752	760,664
End of Year	$6,300,589	$8,011,967	$623,786	$550,600	$1,060,547	$1,082,752

	Janus Henderson		Janus Henderson		JPMorgan Insurance Trust
	Balanced Service Shares		Flexible Bond Service Shares		Global Allocation Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$853,812	$950,141	$25,726	$30,375	$14	$1,179
Realized gain (loss) on investments	3,681,506	5,500,676	(19)	(1,257)	11,721	16,929
Change in net unrealized appreciation (depreciation) on investments	34,641,989	34,232,197	142,690	116,539	21,532	36,223
Net Increase (Decrease) in Net Assets Resulting from Operations	39,177,307	40,683,014	168,397	145,657	33,267	54,331
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	51,534,911	28,700,398	575,076	78,951	—	33,221
Transfers between variable and fixed accounts, net	16,638,731	28,592,619	199,499	21,041	290,272	(445,928)
Contract benefits and terminations	(20,802,913)	(18,727,796)	(361,182)	(56,608)	(78,804)	(8,497)
Contract charges and deductions	(1,879,272)	(1,396,026)	(179)	(186)	(98)	(50)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(6,849)	1,718	(269)	—	(140)	12
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	45,484,608	37,170,913	412,945	43,198	211,230	(421,242)
NET INCREASE (DECREASE) IN NET ASSETS	84,661,915	77,853,927	581,342	188,855	244,497	(366,911)
NET ASSETS
Beginning of Year	260,453,551	182,599,624	2,018,458	1,829,603	211,437	578,348
End of Year	$345,115,466	$260,453,551	$2,599,800	$2,018,458	$455,934	$211,437

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	JPMorgan Insurance Trust		ClearBridge Variable		Lord Abbett
	Income Builder Class 2		Aggressive Growth - Class II		Bond Debenture Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$22,420	$16,860	$(3,885)	$(2,625)	$124,821	$180,902
Realized gain (loss) on investments	(7,638)	2,267	58,245	7,855	(176,917)	(13,260)
Change in net unrealized appreciation (depreciation) on investments	24,082	85,156	54,211	104,987	211,555	288,784
Net Increase (Decrease) in Net Assets Resulting from Operations	38,864	104,283	108,571	110,217	159,459	456,426
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,608	36,723	28,174	7,968	145,817	540,675
Transfers between variable and fixed accounts, net	256,589	38,767	25,014	25,444	(1,160,693)	2,059,527
Contract benefits and terminations	(68,693)	(11,798)	(38,440)	(9,410)	(212,222)	(303,029)
Contract charges and deductions	(56)	(64)	(21)	(8)	(1,139)	(984)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(12)	(5)	(7)	(123)	(21)	103
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	190,436	63,623	14,720	23,871	(1,228,258)	2,296,292
NET INCREASE (DECREASE) IN NET ASSETS	229,300	167,906	123,291	134,088	(1,068,799)	2,752,718
NET ASSETS
Beginning of Year	952,857	784,951	584,246	450,158	6,243,103	3,490,385
End of Year	$1,182,157	$952,857	$707,537	$584,246	$5,174,304	$6,243,103

	Lord Abbett		MFS Massachusetts Investors		MFS Total Return Series -
	Total Return Class VC		Growth Stock - Service Class		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$86,917	$98,661	$(3,916)	$(3,107)	$261,145	$256,613
Realized gain (loss) on investments	109,163	(49,692)	85,338	59,294	713,317	836,258
Change in net unrealized appreciation (depreciation) on investments	185,161	378,393	51,404	152,271	1,440,480	4,150,559
Net Increase (Decrease) in Net Assets Resulting from Operations	381,241	427,362	132,826	208,458	2,414,942	5,243,430
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	325,797	265,075	20,618	11,836	2,230,248	1,323,767
Transfers between variable and fixed accounts, net	213,068	(176,201)	(118,612)	(57,576)	554,177	(1,407,829)
Contract benefits and terminations	(490,858)	(384,065)	(50,138)	(30,460)	(2,875,829)	(2,914,425)
Contract charges and deductions	(21,467)	(23,584)	(4,806)	(4,970)	(202,021)	(212,809)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(391)	82	(521)	(41)	16,503	389
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	26,149	(318,693)	(153,459)	(81,211)	(276,922)	(3,210,907)
NET INCREASE (DECREASE) IN NET ASSETS	407,390	108,669	(20,633)	127,247	2,138,020	2,032,523
NET ASSETS
Beginning of Year	6,344,069	6,235,400	699,323	572,076	31,763,722	29,731,199
End of Year	$6,751,459	$6,344,069	$678,690	$699,323	$33,901,742	$31,763,722

See Notes to Financial Statements

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	MFS Utilities Series -		MFS Value Series -		Neuberger Berman U.S. Equity Index
	Service Class		Service Class		PutWrite Strategy Class S
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$33,273	$111,012	$5,609	$10,553	$(567)	$(1,581)
Realized gain (loss) on investments	141,424	40,427	45,350	44,969	10,654	(84)
Change in net unrealized appreciation (depreciation) on investments	(45,029)	756,476	(13,877)	183,637	1,062	20,509
Net Increase (Decrease) in Net Assets Resulting from Operations	129,668	907,915	37,082	239,159	11,149	18,844
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	303,321	423,997	16,183	15,152	—	—
Transfers between variable and fixed accounts, net	(325,078)	46,250	(15,869)	(27,548)	2,639	1,448
Contract benefits and terminations	(379,204)	(726,936)	(50,085)	(39,943)	(240)	(217)
Contract charges and deductions	(455)	(497)	(7,558)	(8,330)	(2)	(2)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	67	(50)	(403)	(25)	(1)	(2)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(401,349)	(257,236)	(57,732)	(60,694)	2,396	1,227
NET INCREASE (DECREASE) IN NET ASSETS	(271,681)	650,679	(20,650)	178,465	13,545	20,071
NET ASSETS
Beginning of Year	4,580,547	3,929,868	1,041,862	863,397	155,272	135,201
End of Year	$4,308,866	$4,580,547	$1,021,212	$1,041,862	$168,817	$155,272

	PIMCO All Asset -	PIMCO CommodityRealReturn		PIMCO Income -
	Advisor Class (1)	Strategy - Advisor Class		Advisor Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,855	$18,761	$11,323	$1,549
Realized gain (loss) on investments	8	(32,354)	(13,298)	14
Change in net unrealized appreciation (depreciation) on investments	14,399	7,359	33,369	9,249
Net Increase (Decrease) in Net Assets Resulting from Operations	16,262	(6,234)	31,394	10,812
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	20,759	31,053	133,443	75,105
Transfers between variable and fixed accounts, net	86,973	(73,414)	106,271	289,688
Contract benefits and terminations	—	(45,425)	(21,999)	(320)
Contract charges and deductions	(12)	(27)	(37)	—
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—
Other	(5)	159	(18)	(22)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	107,715	(87,654)	217,660	364,451
NET INCREASE (DECREASE) IN NET ASSETS	123,977	(93,888)	249,054	375,263
NET ASSETS
Beginning of Year or Period	—	497,928	248,874	—
End of Year or Period	$123,977	$404,040	$497,928	$375,263

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
			Schwab VIT
	Schwab VIT Balanced		Balanced with Growth		Schwab VIT Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$55,701	$32,836	$114,645	$98,277	$58,308	$60,705
Realized gain (loss) on investments	4,148	22,954	(19,531)	111,076	173,170	123,672
Change in net unrealized appreciation (depreciation) on investments	281,578	367,423	621,088	1,033,812	210,475	699,300
Net Increase (Decrease) in Net Assets Resulting from Operations	341,427	423,213	716,202	1,243,165	441,953	883,677
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	217,720	618,840	141,224	838,620	—	47,125
Transfers between variable and fixed accounts, net	583,577	186,618	(139,230)	(704)	(444,347)	(185,913)
Contract benefits and terminations	(107,563)	(258,366)	(431,644)	(987,969)	(144,391)	(516,815)
Contract charges and deductions	(27,647)	(26,529)	(49,670)	(53,453)	(33,472)	(36,317)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—	—	—
Other	(38)	(14)	6	(10)	28	16
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	666,049	520,549	(479,314)	(203,516)	(622,182)	(691,904)
NET INCREASE (DECREASE) IN NET ASSETS	1,007,476	943,762	236,888	1,039,649	(180,229)	191,773
NET ASSETS
Beginning of Year	3,929,665	2,985,903	8,503,866	7,464,217	4,824,304	4,632,531
End of Year	$4,937,141	$3,929,665	$8,740,754	$8,503,866	$4,644,075	$4,824,304

	State Street		VanEck VIP
	Total Return V.I.S. Class 3		Global Hard Assets Class S
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$44,013	$131,124	($4,818)	($12,045)
Realized gain (loss) on investments	(401,465)	(567,543)	(74,157)	(52,534)
Change in net unrealized appreciation (depreciation) on investments	1,120,297	2,924,970	218,027	147,959
Net Increase (Decrease) in Net Assets Resulting from Operations	762,845	2,488,551	139,052	83,380
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	422,400	382,095	72,212	64,366
Transfers between variable and fixed accounts, net	60,743	(396,809)	(52,871)	114,596
Contract benefits and terminations	(2,202,354)	(2,463,089)	(138,418)	(101,357)
Contract charges and deductions	(171,114)	(187,035)	(498)	(491)
Adjustments to net assets allocated to contracts in payout (annuitization) period	—	—	—	—
Other	1,887	317	12	(2)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,888,438)	(2,664,521)	(119,563)	77,112
NET INCREASE (DECREASE) IN NET ASSETS	(1,125,593)	(175,970)	19,489	160,492
NET ASSETS
Beginning of Year	18,687,701	18,863,671	972,038	811,546
End of Year	$17,562,108	$18,687,701	$991,527	$972,038

See Notes to Financial Statements

SEPARATE ACCOUNT A

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Core Income Class I
2020	$11.62	$12.44	112,957	$1,346,669	0.00%	0.30%	1.70%	7.73%	9.03%
2019	10.79	11.32	84,473	927,796	0.00%	0.30%	1.70%	9.06%	10.37%
2018	9.89	10.30	65,415	664,366	0.00%	0.30%	1.70%	(3.60)%	(2.43)%
2017	10.26	10.51	20,061	208,254	0.00%	0.50%	1.70%	3.24%	3.86%
2016	9.94	10.04	12,191	121,924	0.00%	1.10%	1.70%	3.78%	3.99%
Diversified Bond Class I
2020	$12.70	$19.49	854,822	$11,889,597	0.00%	0.30%	1.85%	8.33%	10.02%
2019	11.72	17.73	709,361	9,113,387	0.00%	0.30%	1.85%	10.93%	12.66%
2018	10.54	15.75	697,874	8,213,416	0.00%	0.30%	1.85%	(3.18)%	(1.65)%
2017	10.76	16.03	642,889	7,817,230	0.00%	0.30%	2.00%	4.93%	6.45%
2016	10.42	15.06	581,677	6,861,740	0.00%	0.40%	2.00%	3.12%	4.62%
Floating Rate Income Class I
2020	$11.35	$12.78	784,878	$9,318,954	0.00%	0.30%	1.95%	2.69%	4.39%
2019	11.05	12.25	955,570	10,976,299	0.00%	0.30%	1.95%	6.18%	7.78%
2018	10.45	11.38	360,146	3,888,142	0.00%	0.30%	1.85%	(1.82)%	(0.43)%
2017	10.71	11.43	181,686	1,988,122	0.00%	0.40%	1.85%	1.92%	3.35%
2016	10.49	11.06	173,983	1,858,366	0.00%	0.40%	1.85%	6.40%	7.95%
High Yield Bond Class I
2020	$12.37	$29.64	482,726	$7,435,655	0.00%	0.30%	1.85%	3.81%	5.43%
2019	11.91	28.14	491,134	7,253,178	0.00%	0.30%	1.85%	11.89%	13.64%
2018	10.51	24.79	487,744	6,568,609	0.00%	0.30%	1.85%	(5.05)%	(3.66)%
2017	10.92	25.73	477,503	6,903,679	0.00%	0.40%	2.00%	5.78%	7.32%
2016	10.59	24.06	532,834	7,526,231	0.00%	0.40%	2.00%	13.26%	14.91%
Inflation Managed Class I
2020	$10.12	$26.35	543,426	$7,446,951	0.00%	0.30%	1.85%	9.38%	11.09%
2019	9.24	23.99	553,542	7,016,755	0.00%	0.30%	1.85%	6.65%	8.32%
2018	8.66	22.39	586,240	7,045,475	0.00%	0.30%	1.95%	(3.96)%	(2.55)%
2017	9.02	23.21	603,856	7,633,227	0.00%	0.40%	1.95%	1.69%	3.27%
2016	8.85	22.70	527,534	6,855,469	0.00%	0.40%	1.95%	3.09%	4.70%
Managed Bond Class I
2020	$11.07	$28.90	1,094,711	$15,600,215	0.00%	0.30%	1.85%	6.35%	8.02%
2019	10.40	27.05	1,122,637	15,081,298	0.00%	0.30%	1.85%	6.50%	8.17%
2018	9.81	25.29	1,187,503	15,140,718	0.00%	0.30%	1.95%	(2.43)%	(1.00)%
2017	10.04	25.80	1,153,959	15,152,953	0.00%	0.40%	1.95%	2.70%	4.30%
2016	9.76	24.98	1,098,276	14,328,908	0.00%	0.40%	1.95%	0.89%	2.46%
Short Duration Bond Class I
2020	$9.90	$13.35	1,277,391	$13,459,645	0.00%	0.30%	1.95%	1.73%	3.42%
2019	9.73	12.92	1,313,292	13,421,340	0.00%	0.30%	1.95%	2.21%	3.91%
2018	9.52	12.44	1,004,803	10,024,575	0.00%	0.30%	1.95%	(0.83)%	0.73%
2017	9.56	12.35	969,694	9,675,384	0.00%	0.40%	2.00%	(0.69)%	0.85%
2016	9.61	12.25	1,019,774	10,266,815	0.00%	0.40%	2.00%	(0.27)%	1.28%
Emerging Markets Debt Class I
2020	$10.44	$12.10	180,789	$2,047,971	0.00%	0.30%	1.95%	(0.21)%	0.64%
2019	10.36	12.31	172,215	1,892,055	0.00%	0.75%	1.95%	7.40%	8.70%
2018	9.80	11.32	142,320	1,458,698	0.00%	0.75%	1.95%	(7.29)%	(6.16)%
2017	10.37	12.06	166,374	1,838,065	0.00%	0.75%	1.95%	10.92%	12.25%
2016	9.34	10.75	158,919	1,594,376	0.00%	0.40%	1.95%	14.77%	16.15%
Dividend Growth Class I
2020	$17.34	$36.88	875,693	$21,554,135	0.00%	0.30%	1.85%	11.36%	13.10%
2019	15.37	32.64	887,848	19,734,773	0.00%	0.30%	1.85%	28.24%	30.25%
2018	11.82	25.09	751,574	13,104,496	0.00%	0.30%	1.95%	(3.10)%	(1.68)%
2017	16.31	25.52	678,693	12,355,635	0.00%	0.40%	1.95%	16.78%	18.60%
2016	13.95	21.52	725,474	11,301,565	0.00%	0.40%	1.95%	9.32%	11.02%
Equity Index Class I
2020	$17.96	$63.79	4,618,605	$117,294,135	0.00%	0.30%	1.95%	15.83%	17.76%
2019	15.28	54.77	4,506,520	98,603,385	0.00%	0.30%	1.95%	28.57%	30.70%
2018	11.72	42.36	4,671,197	79,353,834	0.00%	0.30%	1.95%	(6.58)%	(5.11)%
2017	12.36	45.10	3,863,099	70,503,346	0.00%	0.40%	2.00%	19.14%	21.00%
2016	14.21	37.65	2,938,550	45,049,283	0.00%	0.40%	2.00%	9.46%	11.17%

See Notes to Financial Statements	See explanation of references on page SA-45

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Core Income Class I
2020	$25.47	$67.17	394,425	$15,102,007	0.00%	0.30%	1.95%	35.62%	37.88%
2019	18.51	49.38	348,255	10,046,830	0.00%	0.30%	1.95%	32.85%	35.06%
2018	13.73	37.06	381,528	8,333,146	0.00%	0.30%	1.95%	2.95%	3.99%
2017	16.65	35.89	341,155	7,146,274	0.00%	0.95%	1.95%	27.01%	28.28%
2016	13.09	28.17	196,845	3,341,754	0.00%	0.75%	1.95%	0.37%	1.38%
Growth Class I
2020	$24.41	$90.01	324,355	$11,090,651	0.00%	0.30%	1.85%	29.15%	31.17%
2019	18.65	69.38	362,437	9,562,350	0.00%	0.30%	1.85%	35.60%	37.72%
2018	13.57	50.93	296,936	5,766,650	0.00%	0.30%	1.95%	0.52%	1.89%
2017	13.32	50.44	246,431	4,827,751	0.00%	0.50%	1.95%	29.11%	30.66%
2016	14.08	38.86	210,446	3,171,087	0.00%	0.75%	1.95%	0.24%	1.25%
Large-Cap Growth Class I
2020	$24.86	$42.92	502,142	$16,886,712	0.00%	0.30%	1.85%	35.81%	37.93%
2019	18.17	30.22	395,640	9,673,246	0.00%	0.30%	1.85%	29.92%	31.95%
2018	13.71	23.20	448,893	8,427,029	0.00%	0.30%	1.85%	0.01%	1.48%
2017	15.20	23.14	395,733	7,380,870	0.00%	0.40%	1.85%	31.25%	33.16%
2016	11.53	17.59	284,068	3,969,403	0.00%	0.40%	1.85%	(1.33)%	0.11%
Large-Cap Value Class I
2020	$13.97	$30.98	389,187	$7,507,171	0.00%	0.30%	1.85%	3.93%	5.55%
2019	13.34	29.38	352,323	6,609,054	0.00%	0.30%	1.85%	26.11%	28.08%
2018	10.37	23.93	337,585	5,035,426	0.00%	0.30%	1.85%	(11.02)%	(9.71)%
2017	11.50	26.77	316,304	5,459,856	0.00%	0.40%	1.85%	11.87%	13.49%
2016	13.52	23.82	317,359	5,006,245	0.00%	0.40%	1.85%	10.80%	12.42%
Main Street Core Class I
2020	$16.30	$48.17	290,641	$7,152,440	0.00%	0.40%	1.85%	11.85%	13.48%
2019	14.38	42.88	289,627	6,384,950	0.00%	0.40%	1.85%	29.71%	31.60%
2018	10.93	32.91	289,422	4,953,819	0.00%	0.40%	1.85%	(9.44)%	(8.11)%
2017	16.78	36.17	200,058	3,905,960	0.00%	0.40%	1.85%	14.94%	16.62%
2016	14.57	31.33	183,407	3,164,073	0.00%	0.40%	1.85%	9.78%	11.38%
Mid-Cap Equity Class I
2020	$17.33	$58.40	238,983	$6,349,578	0.00%	0.30%	1.85%	25.18%	27.13%
2019	13.65	46.45	272,595	5,742,899	0.00%	0.30%	1.85%	18.63%	20.48%
2018	11.36	38.98	259,053	4,593,737	0.00%	0.30%	1.95%	(11.38)%	(9.99)%
2017	12.64	43.78	402,480	7,946,483	0.00%	0.30%	1.95%	21.88%	23.78%
2016	13.77	35.73	311,336	5,263,180	0.00%	0.40%	1.95%	16.15%	17.95%
Mid-Cap Growth Class I
2020	$26.22	$46.10	451,462	$15,057,702	0.00%	0.30%	1.85%	47.39%	49.69%
2019	17.55	30.93	446,944	10,075,956	0.00%	0.30%	1.85%	35.91%	38.04%
2018	12.74	22.72	481,494	8,020,409	0.00%	0.30%	1.85%	(1.68)%	(0.24)%
2017	12.79	23.08	328,318	5,815,785	0.00%	0.40%	1.85%	25.16%	26.98%
2016	11.62	18.42	324,492	4,660,876	0.00%	0.40%	1.85%	4.33%	5.85%
Mid-Cap Value Class I
2020	$13.50	$36.52	218,040	$4,405,706	0.00%	0.30%	1.85%	3.58%	5.20%
2019	12.84	34.75	193,122	3,864,584	0.00%	0.30%	1.85%	27.56%	29.55%
2018	9.91	26.85	199,407	3,173,198	0.00%	0.30%	1.95%	(16.36)%	(15.14)%
2017	15.63	31.64	174,947	3,453,554	0.00%	0.40%	1.95%	13.24%	15.00%
2016	13.75	27.51	151,930	2,668,493	0.00%	0.40%	1.95%	13.07%	14.83%
Small-Cap Equity Class I
2020	$12.53	$30.90	152,522	$2,775,602	0.00%	0.30%	1.85%	3.48%	5.10%
2019	11.94	29.72	153,500	2,701,005	0.00%	0.30%	1.85%	21.69%	23.59%
2018	9.68	24.32	163,209	2,417,091	0.00%	0.30%	1.85%	(14.52)%	(13.56)%
2017	15.43	28.32	172,775	3,158,942	0.00%	0.75%	2.00%	6.73%	7.91%
2016	14.50	26.41	157,472	2,790,681	0.00%	0.75%	2.00%	28.04%	29.45%
Small-Cap Growth Class I
2020	$27.61	$45.17	301,512	$8,973,996	0.00%	0.30%	1.85%	52.73%	55.11%
2019	17.87	29.15	335,639	6,639,964	0.00%	0.30%	1.85%	29.48%	31.51%
2018	13.67	22.19	279,675	4,343,377	0.00%	0.30%	1.85%	3.61%	5.13%
2017	13.35	21.11	190,095	2,859,235	0.00%	0.40%	1.85%	27.84%	29.70%
2016	10.44	16.27	212,591	2,523,344	0.00%	0.40%	1.85%	(4.24)%	(2.85)%

See Notes to Financial Statements	See explanation of references on page SA-45

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Small-Cap Index Class I
2020	$15.20	$43.41	491,481	$11,083,754	0.00%	0.30%	1.85%	16.97%	18.80%
2019	12.82	36.58	519,616	10,135,506	0.00%	0.30%	1.85%	22.51%	24.42%
2018	10.32	29.43	563,132	8,832,089	0.00%	0.30%	1.85%	(13.18)%	(11.82)%
2017	11.73	33.40	482,136	8,846,277	0.00%	0.30%	1.85%	11.98%	13.61%
2016	14.21	29.40	280,176	4,889,245	0.00%	0.40%	1.85%	18.46%	20.18%
Small-Cap Value Class I
2020	$11.60	$53.74	238,266	$4,640,712	0.00%	0.30%	1.85%	1.54%	3.13%
2019	11.27	52.16	227,711	4,433,328	0.00%	0.30%	1.85%	20.34%	22.10%
2018	9.24	42.72	229,777	3,727,294	0.00%	0.40%	1.85%	(17.83)%	(16.63)%
2017	15.87	51.24	241,040	4,811,760	0.00%	0.40%	1.85%	6.67%	8.22%
2016	14.92	47.35	247,391	4,843,472	0.00%	0.40%	1.85%	27.23%	29.08%
Value Class I
2020	$15.23	$23.57	154,680	$2,954,360	0.00%	0.30%	1.85%	(8.64)%	(7.63)%
2019	12.84	25.51	171,176	3,461,384	0.00%	0.30%	1.85%	22.43%	24.10%
2018	10.35	20.61	187,704	3,048,702	0.00%	0.50%	1.85%	(13.99)%	(12.81)%
2017	11.87	23.74	198,102	3,722,395	0.00%	0.40%	1.85%	15.61%	16.89%
2016	13.61	21.77	222,914	3,679,755	0.00%	0.40%	1.85%	15.35%	17.03%
Value Advantage Class I
2020	$12.84	$17.93	112,996	$1,940,399	0.00%	0.50%	1.85%	(4.56)%	(3.26)%
2019	13.28	18.58	102,221	1,826,738	0.00%	0.50%	1.85%	24.63%	26.33%
2018	10.51	14.75	98,472	1,401,855	0.00%	0.50%	1.85%	(10.74)%	(9.52)%
2017	11.61	16.34	80,226	1,269,254	0.00%	0.50%	1.85%	12.23%	13.47%
2016	13.83	14.40	71,265	999,552	0.00%	0.75%	1.85%	14.36%	15.10%
Emerging Markets Class I
2020	$14.16	$92.71	436,537	$8,237,393	0.00%	0.30%	1.95%	15.06%	16.98%
2019	12.23	79.33	496,074	8,280,900	0.00%	0.30%	1.95%	23.18%	25.23%
2018	9.86	63.42	540,280	7,351,415	0.00%	0.30%	1.95%	(13.70)%	(12.26)%
2017	11.35	72.35	498,036	7,916,505	0.00%	0.30%	2.00%	31.93%	33.98%
2016	8.55	54.00	417,081	5,314,661	0.00%	0.40%	2.00%	4.41%	6.04%
International Large-Cap Class I
2020	$14.80	$32.23	465,259	$8,142,998	0.00%	0.30%	1.95%	8.60%	10.41%
2019	13.60	29.23	466,577	7,485,650	0.00%	0.30%	1.95%	25.56%	27.65%
2018	10.82	22.92	496,763	6,331,408	0.00%	0.30%	1.95%	(13.52)%	(12.08)%
2017	12.49	26.09	466,025	6,931,724	0.00%	0.30%	1.95%	25.06%	27.00%
2016	9.97	20.54	481,550	5,805,129	0.00%	0.40%	1.95%	(2.00)%	(0.47)%
International Small-Cap Class I
2020	$12.37	$21.47	104,127	$1,574,164	0.00%	0.30%	1.95%	6.33%	7.99%
2019	11.57	19.95	107,214	1,511,569	0.00%	0.30%	1.95%	17.75%	19.71%
2018	9.76	16.74	104,521	1,231,591	0.00%	0.30%	1.95%	(23.67)%	(22.47)%
2017	12.71	21.67	92,978	1,417,392	0.00%	0.40%	1.95%	29.38%	31.39%
2016	9.77	16.55	152,731	1,873,118	0.00%	0.40%	1.95%	1.43%	3.01%
International Value Class I
2020	$6.75	$13.55	439,510	$4,394,780	0.00%	0.30%	1.85%	(8.87)%	(7.45)%
2019	7.37	14.66	389,627	4,264,093	0.00%	0.30%	1.85%	14.46%	16.25%
2018	6.41	12.68	369,318	3,489,365	0.00%	0.30%	1.95%	(16.53)%	(15.30)%
2017	7.64	15.12	324,316	3,647,299	0.00%	0.40%	1.95%	19.23%	21.09%
2016	6.37	12.61	343,451	3,265,942	0.00%	0.40%	1.95%	0.99%	2.57%
Health Sciences Class I
2020	$17.23	$74.57	821,413	$27,848,080	0.00%	0.30%	1.85%	16.61%	18.43%
2019	14.69	63.82	828,592	24,289,103	0.00%	0.30%	1.85%	23.46%	25.39%
2018	11.83	51.59	859,760	20,675,352	0.00%	0.30%	1.95%	5.91%	7.57%
2017	11.11	54.42	737,222	16,898,205	0.00%	0.30%	2.00%	21.58%	23.23%
2016	15.41	44.16	783,083	15,092,117	0.00%	0.60%	2.00%	(7.78)%	(6.53)%
Real Estate Class I
2020	$11.60	$60.20	363,170	$6,476,309	0.00%	0.30%	1.85%	(5.05)%	(3.66)%
2019	12.16	63.11	399,306	7,440,600	0.00%	0.40%	1.85%	28.88%	30.76%
2018	9.38	48.75	398,991	5,670,003	0.00%	0.40%	1.85%	(9.16)%	(7.82)%
2017	10.27	53.42	421,003	6,532,523	0.00%	0.40%	1.85%	1.35%	2.82%
2016	12.03	52.48	531,700	8,013,604	0.00%	0.40%	2.00%	4.64%	6.17%

See Notes to Financial Statements	See explanation of references on page SA-45

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Technology Class I
2020	$18.29	$34.74	606,691	$18,556,587	0.00%	0.30%	1.85%	44.54%	46.80%
2019	12.60	23.98	582,717	12,290,994	0.00%	0.30%	1.85%	33.82%	35.91%
2018	9.37	17.87	560,414	8,791,315	0.00%	0.30%	1.85%	(0.09)%	1.18%
2017	9.34	17.84	379,347	5,907,740	0.00%	0.60%	2.00%	36.25%	37.96%
2016	6.82	13.06	302,293	3,426,037	0.00%	0.60%	2.00%	(8.32)%	(7.17)%
PSF DFA Balanced Allocation Class D
2020	$13.12	$14.27	779,152	$10,963,998	0.00%	0.30%	1.85%	10.05%	11.77%
2019	11.86	12.85	764,898	9,691,444	0.00%	0.30%	1.85%	17.55%	19.39%
2018	10.03	10.85	662,128	7,087,884	0.00%	0.30%	1.85%	(7.92)%	(6.47)%
2017	11.44	11.69	441,383	5,124,462	0.00%	0.30%	1.85%	10.91%	12.64%
07/07/2016 - 12/31/2016	10.15	10.46	43,644	454,213	0.00%	0.30%	1.85%	4.44%	4.44%
Pacific Dynamix - Conservative Growth Class I
2020	$12.68	$20.72	3,242,829	$50,933,627	0.00%	0.30%	1.85%	10.16%	11.88%
2019	11.45	18.68	3,246,329	46,302,731	0.00%	0.30%	1.85%	13.35%	15.12%
2018	10.05	16.37	3,207,983	40,569,227	0.00%	0.30%	2.00%	(5.62)%	(4.13)%
2017	11.10	17.22	3,164,286	42,949,805	0.00%	0.30%	1.85%	7.93%	9.12%
2016	10.94	15.84	3,133,268	39,895,672	0.00%	0.75%	1.85%	4.88%	6.04%
Pacific Dynamix - Moderate Growth Class I
2020	$13.44	$24.86	8,842,919	$155,502,777	0.00%	0.30%	1.85%	12.48%	14.24%
2019	11.88	23.27	9,147,626	143,286,925	0.00%	0.30%	1.85%	16.76%	18.58%
2018	10.12	19.69	9,552,450	130,370,211	0.00%	0.30%	1.85%	(7.27)%	(5.81)%
2017	10.86	20.96	9,178,038	137,693,884	0.00%	0.30%	1.85%	11.71%	13.11%
2016	11.42	18.82	8,488,214	115,689,734	0.00%	0.40%	1.85%	6.47%	8.02%
Pacific Dynamix - Growth Class I
2020	$15.64	$32.07	3,237,619	$61,915,942	0.00%	0.30%	2.00%	13.50%	15.44%
2019	13.55	27.81	1,913,691	33,535,855	0.00%	0.30%	2.00%	20.50%	22.57%
2018	11.06	22.71	1,768,089	26,509,842	0.00%	0.30%	2.00%	(9.13)%	(7.56)%
2017	11.96	24.59	1,609,615	28,410,547	0.00%	0.30%	2.00%	15.20%	17.05%
2016	11.91	21.01	1,483,287	23,366,573	0.00%	0.40%	2.00%	8.00%	9.73%
Portfolio Optimization Conservative Class I
2020	$11.97	$14.92	6,805,319	$89,158,669	0.00%	0.30%	2.00%	5.75%	7.45%
2019	11.37	13.88	6,575,306	81,073,618	0.00%	0.30%	2.00%	9.98%	11.75%
2018	10.31	12.42	6,628,580	74,015,064	0.00%	0.40%	2.00%	(5.30)%	(3.77)%
2017	10.81	12.91	7,401,626	86,914,663	0.00%	0.40%	2.00%	5.25%	6.95%
2016	10.25	12.07	8,451,665	93,943,456	0.00%	0.40%	2.00%	3.74%	5.41%
Portfolio Optimization Moderate-Conservative Class I
2020	$12.29	$16.60	9,517,737	$139,732,839	0.00%	0.40%	2.00%	7.79%	9.53%
2019	11.32	15.15	10,730,343	145,453,637	0.00%	0.40%	2.00%	13.00%	14.82%
2018	9.95	13.22	12,119,762	144,853,069	0.00%	0.40%	2.00%	(6.88)%	(5.37)%
2017	11.78	14.02	13,890,856	177,653,644	0.00%	0.40%	2.00%	8.60%	10.35%
2016	10.82	12.75	15,421,606	180,861,828	0.00%	0.40%	2.00%	4.68%	6.36%
Portfolio Optimization Moderate Class I
2020	$12.62	$18.57	31,180,415	$500,836,115	0.00%	0.30%	2.00%	9.61%	11.49%
2019	11.49	16.73	34,268,716	500,217,551	0.00%	0.30%	2.00%	16.11%	18.10%
2018	9.87	14.23	39,586,114	495,993,252	0.00%	0.30%	2.00%	(8.41)%	(6.83)%
2017	10.75	15.35	44,326,592	604,636,882	0.00%	0.30%	2.00%	10.98%	12.77%
2016	11.29	13.66	48,250,599	591,262,836	0.00%	0.40%	2.00%	5.95%	7.65%
Portfolio Optimization Growth Class I
2020	$13.34	$20.05	22,646,907	$393,203,447	0.00%	0.30%	2.00%	10.49%	12.39%
2019	11.99	18.08	24,813,829	388,792,075	0.00%	0.30%	2.00%	19.25%	21.29%
2018	9.98	15.10	27,777,699	363,800,807	0.00%	0.30%	2.00%	(10.02)%	(8.47)%
2017	11.02	16.71	31,235,884	453,337,016	0.00%	0.30%	2.00%	14.09%	15.92%
2016	11.83	14.59	35,536,541	450,974,394	0.00%	0.40%	2.00%	6.66%	8.38%
Portfolio Optimization Aggressive-Growth Class I
2020	$16.90	$21.43	5,288,583	$94,685,992	0.00%	0.40%	2.00%	10.23%	12.01%
2019	15.29	19.59	5,931,846	96,008,850	0.00%	0.40%	2.00%	21.31%	23.27%
2018	12.56	15.95	6,674,915	88,788,383	0.00%	0.40%	2.00%	(11.20)%	(9.76)%
2017	14.17	17.83	7,428,849	110,883,550	0.00%	0.40%	2.00%	16.25%	18.12%
2016	12.14	15.27	8,450,562	108,124,444	0.00%	0.40%	2.00%	7.17%	8.89%

See Notes to Financial Statements	See explanation of references on page SA-45

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Invesco Oppenheimer V.I. Global Series II
2020	$17.54	$19.72	98,826	$1,776,751	0.42%	0.30%	1.80%	25.07%	26.96%
2019	14.03	15.53	120,540	1,724,083	0.65%	0.30%	1.85%	29.11%	31.06%
2018	10.85	11.85	128,226	1,412,270	0.87%	0.30%	1.85%	(14.99)%	(13.65)%
2017	12.76	13.72	240,744	3,098,476	0.62%	0.30%	1.85%	34.03%	34.83%
2016	9.55	9.62	9,893	94,774	0.13%	1.10%	1.70%	(1.84)%	(1.25)%
Invesco Oppenheimer V.I. International Growth Series II
2020	$13.75	$16.01	53,477	$762,137	0.68%	0.30%	1.85%	18.82%	20.68%
2019	11.57	13.26	52,091	619,573	0.75%	0.30%	1.85%	25.86%	27.44%
2018	9.27	9.65	59,998	563,366	0.66%	0.40%	1.65%	(20.88)%	(19.87)%
2017	11.72	12.04	22,773	269,199	0.93%	0.40%	1.65%	24.69%	25.00%
03/18/2016 - 12/31/2016	9.45	9.47	5,412	51,180	0.77%	1.15%	1.65%	(2.92)%	(2.92)%
Invesco V.I. Balanced-Risk Allocation Series II
2020	$12.03	$23.54	1,329,079	$19,933,034	7.90%	0.60%	2.00%	7.81%	9.33%
2019	11.08	21.53	1,374,948	19,105,001	0.00%	0.60%	2.00%	12.61%	14.20%
2018	9.77	18.86	1,546,672	19,051,246	1.30%	0.60%	2.00%	(8.57)%	(7.27)%
2017	11.29	20.34	1,549,089	21,280,209	3.85%	0.40%	2.00%	7.66%	9.18%
2016	10.47	18.92	1,490,058	19,388,171	0.19%	0.40%	2.00%	9.31%	11.07%
Invesco V.I. Equity and Income Series II
2020	$13.97	$14.49	105,660	$1,508,592	2.19%	0.75%	1.70%	7.80%	8.83%
2019	12.96	13.37	114,634	1,507,427	2.36%	0.75%	1.70%	17.99%	19.11%
2018	10.96	11.27	101,613	1,125,702	1.83%	0.75%	1.80%	(11.26)%	(10.41)%
2017	12.25	12.63	197,701	2,463,734	2.11%	0.75%	1.80%	8.81%	9.95%
2016	11.17	11.53	79,244	901,716	1.83%	0.75%	1.80%	12.91%	13.98%
Invesco V.I. Global Real Estate Series II
2020	$9.81	$10.65	144,773	$1,499,520	4.49%	0.40%	1.85%	(14.17)%	(12.91)%
2019	11.43	12.23	188,154	2,231,980	4.10%	0.40%	1.85%	20.64%	22.16%
2018	9.54	10.01	152,127	1,493,586	3.72%	0.40%	1.85%	(7.92)%	(6.71)%
2017	10.34	10.73	167,746	1,770,011	4.33%	0.40%	1.80%	10.83%	12.28%
2016	9.35	9.56	52,674	498,551	1.37%	0.40%	1.70%	0.11%	1.41%
American Century VP Mid Cap Value Class II
2020	$12.57	$21.90	218,105	$4,147,308	1.64%	0.30%	1.85%	(0.74)%	0.71%
2019	12.49	21.75	252,942	4,813,752	1.89%	0.30%	1.85%	26.63%	28.48%
2018	9.73	16.93	255,772	3,862,470	1.25%	0.40%	1.85%	(14.57)%	(13.31)%
2017	16.74	19.52	301,086	5,291,149	1.36%	0.40%	2.00%	9.43%	11.02%
2016	15.35	17.59	373,447	6,009,615	1.60%	0.40%	2.00%	20.47%	22.23%
American Funds IS Asset Allocation Class 4
2020	$13.29	$16.37	15,751,470	$235,641,719	1.46%	0.30%	2.00%	9.94%	11.82%
2019	12.06	14.71	16,557,407	223,794,339	1.70%	0.30%	2.00%	18.53%	20.56%
2018	10.15	12.25	17,415,254	197,418,663	1.44%	0.30%	2.00%	(6.73)%	(5.12)%
2017	10.85	12.97	17,806,184	215,128,897	1.38%	0.30%	2.00%	13.62%	15.56%
2016	10.11	11.28	16,916,478	178,894,703	1.45%	0.30%	2.00%	7.01%	8.73%
American Funds IS Blue Chip Income and Growth Class 4
2020	$13.98	$15.56	455,179	$6,892,892	1.67%	0.30%	1.85%	6.48%	8.15%
2019	12.95	14.46	399,776	5,650,160	1.98%	0.30%	1.85%	18.82%	20.67%
2018	10.75	12.03	390,306	4,614,962	2.01%	0.30%	1.85%	(10.60)%	(9.19)%
2017	11.89	13.31	288,982	3,803,353	1.71%	0.30%	2.00%	14.57%	15.83%
2016	11.33	11.49	239,306	2,730,442	2.98%	0.75%	2.00%	16.85%	16.85%
American Funds IS Bond Class 4
2020	$11.32	$12.13	512,069	$5,996,507	2.22%	0.30%	1.85%	7.38%	9.05%
2019	10.54	11.12	314,251	3,408,548	2.65%	0.30%	1.85%	7.08%	8.75%
2018	9.84	10.22	242,152	2,433,875	2.60%	0.30%	1.85%	(2.71)%	(1.18)%
2017	10.12	10.36	161,501	1,658,809	2.63%	0.30%	1.85%	1.40%	2.52%
02/03/2016 - 12/31/2016	9.98	10.11	77,938	783,110	2.38%	0.75%	1.85%	(0.22)%	(0.22)%
American Funds IS Capital Income Builder Class 4
2020	$11.50	$12.90	292,184	$3,506,050	2.66%	0.30%	1.85%	2.21%	3.80%
2019	11.25	12.43	360,381	4,208,592	2.69%	0.30%	1.85%	15.46%	16.74%
2018	9.75	10.26	327,111	3,284,034	2.72%	0.75%	1.85%	(8.96)%	(7.95)%
2017	10.71	11.15	276,765	3,029,553	2.58%	0.75%	1.85%	10.59%	11.81%
2016	9.68	9.97	226,220	2,226,355	3.14%	0.75%	1.85%	1.89%	3.01%

See Notes to Financial Statements	See explanation of references on page SA-45

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
American Funds IS Capital World Bond Class 4
2020	$11.30	$12.24	101,683	$1,194,904	1.04%	0.30%	1.85%	7.61%	9.29%
2019	10.50	11.20	126,073	1,353,254	1.55%	0.30%	1.85%	5.57%	7.21%
2018	9.95	10.45	62,484	633,509	1.21%	0.30%	1.85%	(3.28)%	(2.35)%
2017	10.31	10.55	75,149	782,581	0.43%	0.75%	1.80%	4.73%	5.84%
03/07/2016 - 12/31/2016	9.85	9.97	59,307	586,419	0.84%	0.75%	1.80%	(5.36)%	(5.36)%
American Funds IS Global Balanced Class 4
2020	$13.77	$14.73	303,599	$4,366,912	0.94%	0.30%	1.85%	7.98%	9.67%
2019	12.76	13.43	259,920	3,415,773	1.26%	0.30%	1.85%	18.06%	19.85%
2018	10.83	11.21	206,302	2,280,361	1.33%	0.30%	1.85%	(7.90)%	(6.59)%
2017	11.79	12.04	88,034	1,051,289	1.73%	0.30%	1.70%	17.37%	18.49%
2016	10.05	10.16	23,852	241,375	2.38%	0.75%	1.70%	2.97%	2.97%
American Funds IS Global Growth and Income Class 4
2020	$15.38	$16.24	137,802	$2,175,133	1.13%	0.30%	1.80%	6.61%	8.22%
2019	14.43	15.07	133,512	1,966,633	1.65%	0.30%	1.85%	28.40%	30.34%
2018	11.22	11.62	159,993	1,821,983	1.65%	0.30%	1.85%	(11.51)%	(10.57)%
2017	12.70	12.99	123,978	1,588,580	2.32%	0.75%	1.80%	23.59%	24.64%
2016	10.28	10.38	141,828	1,462,576	2.94%	0.95%	1.80%	5.13%	6.03%
American Funds IS Global Growth Class 4
2020	$20.72	$22.38	257,600	$5,650,892	0.16%	0.30%	1.85%	27.78%	29.78%
2019	16.00	17.39	223,295	3,816,671	0.97%	0.30%	1.85%	32.40%	34.47%
2018	11.92	13.03	207,463	2,665,032	0.50%	0.30%	1.85%	(10.91)%	(9.92)%
2017	14.07	14.52	223,084	3,200,914	0.70%	0.75%	1.85%	28.72%	30.14%
2016	10.85	11.20	144,630	1,600,837	0.54%	0.75%	2.00%	(1.47)%	(0.38)%
American Funds IS Global Small Capitalization Class 4
2020	$17.40	$18.88	93,754	$1,679,372	0.13%	0.30%	1.85%	27.02%	29.00%
2019	13.70	14.64	98,191	1,375,775	0.01%	0.30%	1.85%	28.84%	30.85%
2018	10.63	11.19	91,069	984,226	0.02%	0.30%	1.85%	(12.45)%	(11.48)%
2017	12.15	12.44	66,264	813,505	0.43%	0.75%	1.85%	23.76%	24.69%
2016	9.89	9.98	31,844	315,410	0.33%	0.75%	1.50%	0.74%	0.74%
American Funds IS Growth Class 4
2020	$24.86	$30.31	1,147,600	$29,196,407	0.20%	0.30%	1.85%	48.94%	51.26%
2019	16.68	20.13	977,419	16,638,760	0.57%	0.30%	1.85%	28.05%	30.05%
2018	12.77	15.55	975,971	12,908,911	0.26%	0.30%	1.85%	(2.34)%	(0.90)%
2017	13.35	15.75	951,964	12,837,352	0.48%	0.40%	1.85%	25.65%	27.47%
2016	10.62	12.39	825,865	8,821,890	0.57%	0.40%	1.85%	7.22%	8.78%
American Funds IS Growth-Income Class 4
2020	$16.92	$19.82	890,935	$15,472,123	1.17%	0.40%	1.85%	11.17%	12.80%
2019	15.06	17.63	958,573	14,890,984	1.49%	0.30%	1.85%	23.55%	25.35%
2018	12.02	14.12	1,006,401	12,582,866	1.20%	0.30%	1.85%	(3.86)%	(2.45)%
2017	12.82	14.52	1,068,686	13,840,762	1.48%	0.40%	1.85%	19.85%	21.59%
2016	10.69	11.98	835,829	8,987,251	1.38%	0.40%	1.85%	9.22%	10.81%
American Funds IS High-Income Bond Class 4
2020	$12.57	$13.44	157,949	$2,063,813	8.98%	0.30%	1.70%	5.97%	7.41%
2019	11.79	12.57	125,979	1,551,733	6.04%	0.30%	1.65%	10.43%	11.93%
2018	10.54	11.28	105,122	1,167,043	5.47%	0.30%	1.70%	(4.24)%	(2.93)%
2017	10.86	11.68	98,855	1,141,009	7.13%	0.30%	1.85%	4.94%	5.63%
2016	10.89	11.01	55,618	608,559	11.94%	0.95%	1.85%	15.67%	15.90%
American Funds IS International Class 4
2020	$13.35	$15.77	251,014	$3,526,811	0.44%	0.30%	1.85%	11.58%	13.32%
2019	11.96	13.91	275,471	3,440,912	1.27%	0.30%	1.85%	20.42%	22.30%
2018	9.93	11.38	334,075	3,432,023	1.68%	0.30%	1.85%	(15.01)%	(13.76)%
2017	11.69	12.32	242,161	2,895,535	2.01%	0.40%	1.85%	29.68%	31.37%
2016	9.06	9.38	120,107	1,100,946	1.31%	0.40%	1.70%	1.53%	2.81%
American Funds IS International Growth and Income Class 4
2020	$11.86	$14.45	170,830	$2,104,420	1.26%	0.30%	1.85%	3.79%	5.42%
2019	11.42	13.71	194,022	2,294,997	2.34%	0.30%	1.85%	20.22%	22.10%
2018	9.42	11.23	208,927	2,044,405	1.75%	0.30%	1.85%	(13.05)%	(12.30)%
2017	10.74	11.28	214,822	2,398,157	2.90%	0.40%	1.80%	22.50%	23.54%
2016	8.70	9.35	86,933	788,486	2.57%	0.40%	1.80%	(0.62)%	0.78%

See Notes to Financial Statements	See explanation of references on page SA-45

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
American Funds IS Managed Risk Asset Allocation Class P2
2020	$12.36	$14.20	1,126,009	$15,735,754	1.54%	0.30%	1.85%	3.94%	5.57%
2019	11.83	13.56	1,074,245	14,361,623	2.34%	0.30%	1.85%	15.82%	16.69%
2018	10.16	11.62	1,106,197	12,692,365	1.35%	1.10%	1.85%	(6.65)%	(5.94)%
2017	11.97	12.35	930,355	11,376,512	0.78%	1.10%	1.85%	12.71%	13.55%
2016	10.62	10.88	629,739	6,803,444	1.34%	1.10%	1.85%	5.31%	6.10%
American Funds IS New World Fund Class 4
2020	$14.62	$17.59	203,039	$3,110,839	0.04%	0.30%	1.85%	21.03%	22.92%
2019	12.08	14.31	232,555	2,921,670	0.82%	0.30%	1.85%	26.45%	28.43%
2018	9.55	11.14	209,260	2,062,018	0.72%	0.30%	1.85%	(15.70)%	(14.51)%
2017	11.42	13.03	186,093	2,162,319	0.89%	0.30%	1.80%	26.95%	28.55%
2016	8.97	9.38	142,019	1,292,966	0.67%	0.40%	1.80%	3.33%	4.62%
American Funds IS U.S. Government/AAA-Rated Securities Class 4
2020	$10.86	$11.62	540,025	$6,076,201	1.94%	0.30%	1.85%	7.53%	8.94%
2019	10.14	10.69	166,287	1,726,774	1.95%	0.50%	1.80%	3.27%	4.62%
2018	9.82	10.25	150,056	1,500,443	1.85%	0.50%	1.80%	(1.30)%	0.00%
2017	9.95	10.27	139,941	1,409,467	1.31%	0.50%	1.80%	(0.52)%	0.52%
2016	10.00	10.22	111,378	1,128,363	0.86%	0.75%	2.00%	(0.80)%	(0.16)%
BlackRock 60/40 Target Allocation ETF V.I. Class I
2020	$13.99	$15.33	652,737	$9,486,052	2.24%	0.30%	1.80%	12.62%	13.41%
2019	12.42	12.93	399,455	5,109,416	2.61%	1.10%	1.80%	19.42%	20.08%
2018	10.49	10.76	250,308	2,672,552	1.01%	1.10%	1.65%	(6.51)%	(5.99)%
2017	11.22	11.45	232,510	2,645,191	2.48%	1.10%	1.65%	13.23%	13.86%
2016	9.91	10.06	164,272	1,642,979	2.34%	1.10%	1.65%	4.75%	5.33%
BlackRock Capital Appreciation V.I. Class III
2020	$34.58	$46.14	12,741	$517,797	0.00%	0.75%	1.30%	39.69%	40.46%
2019	24.76	32.85	17,033	493,866	0.00%	0.75%	1.30%	29.85%	30.57%
2018	19.07	25.16	18,238	405,551	0.00%	0.75%	1.30%	0.80%	1.36%
2017	18.91	24.82	21,240	466,088	0.00%	0.75%	1.30%	31.23%	31.96%
2016	14.41	18.81	25,852	430,216	0.00%	0.75%	1.30%	(1.42)%	(0.88)%
BlackRock Global Allocation V.I. Class III
2020	$13.38	$19.09	7,736,066	$123,571,677	1.27%	0.30%	2.00%	18.32%	20.35%
2019	11.28	15.88	8,623,099	115,730,698	1.21%	0.30%	2.00%	15.42%	17.40%
2018	9.75	13.54	10,292,964	119,103,716	0.82%	0.30%	2.00%	(9.42)%	(7.86)%
2017	10.73	14.76	11,509,569	146,398,560	1.26%	0.30%	2.00%	11.46%	13.26%
2016	10.59	13.08	12,668,996	143,719,505	1.21%	0.40%	2.00%	1.76%	3.39%
Fidelity VIP Contrafund Service Class 2
2020	$19.42	$27.39	1,297,656	$33,320,279	0.07%	0.30%	1.85%	27.85%	29.84%
2019	14.99	21.26	1,268,217	25,314,064	0.22%	0.30%	1.85%	28.87%	30.88%
2018	11.47	16.37	1,193,991	18,380,807	0.45%	0.30%	1.85%	(8.36)%	(6.92)%
2017	12.35	17.73	1,011,080	16,911,587	0.80%	0.30%	1.85%	19.37%	20.68%
2016	13.64	14.75	963,520	13,472,883	0.77%	0.75%	1.85%	5.76%	6.93%
Fidelity VIP FundsManager 60% Service Class 2
2020	$13.69	$19.65	2,070,740	$35,291,993	0.93%	0.30%	1.85%	12.81%	14.46%
2019	12.07	17.16	2,120,981	31,855,617	1.37%	0.30%	1.85%	18.05%	19.89%
2018	10.16	14.33	2,233,979	28,289,916	1.08%	0.30%	1.85%	(8.24)%	(6.79)%
2017	11.81	15.39	2,176,116	29,987,745	1.04%	0.30%	1.85%	14.63%	16.30%
2016	11.52	13.23	1,913,261	23,001,510	1.16%	0.40%	1.85%	2.74%	4.23%
Fidelity VIP Government Money Market Service Class
2020	$9.18	$10.31	3,469,686	$33,023,990	0.21%	0.30%	1.95%	(1.66)%	(0.02)%
2019	9.33	10.32	2,342,735	22,547,886	1.88%	0.30%	1.95%	(0.05)%	1.61%
2018	9.34	10.15	2,019,537	19,256,958	1.54%	0.30%	1.95%	(0.42)%	1.25%
2017	9.38	10.03	1,647,204	15,722,217	0.62%	0.30%	1.95%	(1.36)%	0.17%
2016	9.50	9.91	771,414	7,440,298	0.11%	0.40%	1.95%	(1.82)%	(0.29)%
Fidelity VIP Strategic Income Service Class 2
2020	$11.87	$13.17	496,677	$6,115,170	3.10%	0.30%	1.85%	5.20%	6.84%
2019	11.28	12.34	542,010	6,311,547	3.20%	0.30%	1.85%	8.63%	10.32%
2018	10.39	11.20	623,030	6,658,991	4.01%	0.30%	1.85%	(4.61)%	(3.21)%
2017	10.89	11.57	492,779	5,487,848	4.79%	0.40%	1.85%	5.63%	7.12%
2016	10.33	10.80	239,754	2,516,260	3.88%	0.40%	1.85%	6.10%	7.59%

See Notes to Financial Statements	See explanation of references on page SA-45

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
First Trust Dorsey Wright Tactical Core Class I
2020	$13.34	$13.76	148,482	$2,028,978	0.46%	1.10%	1.80%	9.22%	9.88%
2019	12.16	12.52	230,103	2,859,791	0.65%	1.10%	1.80%	18.83%	19.66%
2018	10.24	10.46	212,446	2,208,536	0.32%	1.10%	1.80%	(9.74)%	(9.10)%
2017	11.34	11.51	158,908	1,820,057	0.79%	1.10%	1.80%	15.57%	16.21%
2016	9.84	9.91	56,694	560,811	0.89%	1.10%	1.65%	(0.55)%	(0.35)%
First Trust Multi Income Allocation Class I
2020	$11.94	$12.34	63,213	$771,686	1.99%	0.30%	1.70%	0.76%	2.18%
2019	11.85	12.19	80,545	971,131	2.35%	0.30%	1.70%	14.42%	16.03%
2018	10.30	10.60	90,409	947,819	2.20%	0.30%	1.70%	(6.06)%	(5.58)%
2017	11.02	11.22	86,833	967,522	2.78%	1.20%	1.70%	4.27%	4.79%
2016	10.57	10.71	68,305	727,484	2.33%	1.20%	1.70%	7.46%	7.99%
First Trust/Dow Jones Dividend & Income Allocation Class I
2020	$13.03	$19.31	2,926,944	$49,629,227	1.49%	0.30%	1.85%	5.83%	7.48%
2019	12.24	18.02	3,070,545	49,008,538	1.58%	0.30%	2.00%	18.56%	20.41%
2018	10.27	15.01	3,032,496	40,667,962	1.64%	0.30%	2.00%	(6.81)%	(5.20)%
2017	11.45	15.89	2,532,740	36,444,153	1.33%	0.30%	2.00%	11.23%	12.80%
2016	12.22	14.08	1,982,935	25,610,744	1.22%	0.60%	2.00%	9.69%	11.07%
Franklin Allocation VIP Class 2
2020	$18.08	$19.61	7,811	$149,542	1.44%	0.75%	1.30%	10.30%	10.91%
2019	16.39	17.68	7,481	129,136	3.61%	0.75%	1.30%	18.31%	18.96%
2018	13.85	14.87	7,050	102,361	2.75%	0.75%	1.30%	(10.82)%	(10.33)%
2017	15.53	17.58	13,976	228,817	2.72%	0.75%	1.30%	10.54%	11.14%
2016	14.05	15.82	15,934	235,607	3.88%	0.75%	1.30%	11.72%	12.34%
Franklin Allocation VIP Class 4
2020	$13.70	$19.06	809,881	$12,820,083	1.32%	0.30%	1.85%	9.70%	11.42%
2019	12.30	17.33	745,663	10,820,775	3.41%	0.30%	1.85%	17.37%	19.08%
2018	11.31	14.73	859,343	10,570,813	2.88%	0.40%	1.95%	(11.25)%	(9.94)%
2017	12.72	16.96	1,000,260	13,823,833	2.55%	0.40%	1.95%	9.63%	11.33%
2016	11.54	15.47	1,032,868	12,964,863	3.66%	0.40%	2.00%	10.75%	12.47%
Franklin Income VIP Class 2
2020	$11.38	$12.45	844,312	$9,958,175	5.75%	0.30%	1.85%	(1.15)%	0.39%
2019	11.52	12.40	979,117	11,608,410	5.60%	0.30%	1.85%	13.93%	14.79%
2018	10.11	10.39	891,650	9,219,075	4.79%	1.10%	1.85%	(5.93)%	(5.36)%
2017	10.80	10.98	793,586	8,682,982	4.10%	1.10%	1.85%	7.83%	8.48%
2016	10.00	10.12	626,112	6,322,964	3.20%	1.10%	1.85%	11.94%	12.78%
Franklin Mutual Global Discovery VIP Class 2
2020	$13.24	$19.30	350,404	$5,233,294	2.30%	0.40%	1.85%	(6.21)%	(4.84)%
2019	14.10	20.35	370,073	5,739,296	1.55%	0.40%	1.85%	22.09%	23.87%
2018	11.53	16.49	420,931	5,282,704	2.40%	0.40%	1.85%	(12.85)%	(11.57)%
2017	13.21	18.71	450,861	6,423,626	1.75%	0.40%	1.85%	6.61%	8.17%
2016	12.33	17.36	393,659	5,249,288	1.70%	0.40%	1.85%	10.13%	11.73%
Franklin Rising Dividends VIP Class 2
2020	$16.96	$24.24	583,366	$12,891,097	1.24%	0.30%	1.85%	13.84%	15.62%
2019	14.70	21.13	664,783	12,873,709	1.23%	0.30%	1.85%	26.86%	28.84%
2018	11.43	16.53	711,971	10,793,957	1.26%	0.30%	1.85%	(6.82)%	(5.55)%
2017	12.10	17.61	728,274	11,848,239	1.56%	0.40%	1.85%	18.36%	19.66%
2016	13.35	15.19	712,995	9,790,819	1.39%	0.40%	1.85%	13.92%	15.58%
Templeton Global Bond VIP Class 2
2020	$8.70	$11.92	693,142	$6,300,589	8.27%	0.30%	1.85%	(7.02)%	(5.56)%
2019	9.34	12.67	825,399	8,011,967	7.17%	0.30%	1.85%	0.14%	1.71%
2018	9.26	12.52	900,481	8,655,798	0.00%	0.30%	1.85%	0.06%	1.53%
2017	9.29	12.37	814,692	7,787,246	0.00%	0.40%	1.85%	0.06%	1.52%
2016	9.27	12.23	705,129	6,692,043	0.00%	0.40%	1.85%	1.06%	2.53%
Ivy VIP Asset Strategy Class II
2020	$12.11	$12.52	50,094	$623,786	1.43%	1.15%	1.70%	11.96%	12.52%
2019	10.82	11.13	49,762	550,600	1.05%	1.15%	1.80%	19.73%	20.33%
2018	8.99	9.27	196,258	1,808,207	3.43%	1.15%	1.80%	(7.04)%	(6.57)%
2017	9.72	9.90	48,664	479,573	1.51%	1.10%	1.70%	16.29%	16.87%
2016	8.36	8.49	59,445	502,329	0.58%	1.10%	1.70%	(4.21)%	(3.63)%

See Notes to Financial Statements	See explanation of references on page SA-45

	At the End of Each Year				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
Ivy VIP Energy Class II
2020	$3.23	$3.61	319,995	$1,060,547	2.19%	0.50%	1.70%	(37.90)%	(37.15)%
2019	5.21	5.75	204,128	1,082,752	0.00%	0.50%	1.70%	1.73%	2.96%
2018	5.12	5.58	146,296	760,664	0.00%	0.50%	1.70%	(35.26)%	(34.47)%
2017	7.90	8.52	117,349	937,828	0.90%	0.50%	1.80%	(14.11)%	(13.60)%
2016	9.19	9.29	78,232	724,006	0.11%	1.10%	1.80%	32.29%	32.95%
Janus Henderson Balanced Service Shares
2020	$14.81	$21.48	18,083,049	$345,115,466	1.56%	0.30%	1.85%	11.94%	13.69%
2019	13.21	18.92	15,309,411	260,453,551	1.70%	0.30%	1.85%	20.03%	21.91%
2018	11.00	15.53	12,958,585	182,599,624	1.79%	0.30%	1.85%	(1.42)%	0.13%
2017	11.14	15.53	10,638,675	151,440,849	1.43%	0.30%	1.85%	15.98%	17.78%
2016	10.11	13.20	8,816,782	107,698,475	2.08%	0.30%	2.00%	2.42%	3.91%
Janus Henderson Flexible Bond Service Shares
2020	$11.29	$12.17	221,172	$2,599,800	2.45%	0.30%	1.85%	8.23%	9.92%
2019	10.43	11.07	187,412	2,018,458	2.86%	0.30%	1.85%	7.27%	8.95%
2018	9.73	10.16	183,288	1,829,603	2.65%	0.30%	1.85%	(3.11)%	(1.58)%
2017	10.04	10.32	185,639	1,900,840	2.64%	0.30%	1.85%	1.46%	2.12%
2016	9.89	10.08	150,761	1,509,985	2.43%	1.15%	2.00%	0.35%	1.06%
JPMorgan Insurance Trust Global Allocation Class 2
2020	$13.32	$14.69	33,556	$455,934	1.41%	0.50%	1.85%	13.57%	14.02%
2019	11.89	12.12	17,563	211,437	1.77%	1.15%	1.60%	14.73%	15.19%
2018	10.37	10.54	55,128	578,348	0.00%	1.15%	1.85%	(7.81)%	(7.39)%
2017	11.17	11.38	73,315	826,493	1.59%	1.15%	1.85%	15.00%	15.51%
2016	9.78	9.85	38,573	379,700	2.90%	1.15%	1.60%	4.16%	4.63%
JPMorgan Insurance Trust Income Builder Class 2
2020	$11.83	$12.23	97,785	$1,182,157	3.36%	1.10%	1.70%	3.54%	4.06%
2019	11.49	11.76	81,472	952,857	3.11%	1.10%	1.60%	12.45%	13.02%
2018	10.21	10.40	75,767	784,951	0.00%	1.10%	1.60%	(6.43)%	(5.96)%
2017	10.92	11.06	95,748	1,056,138	2.96%	1.10%	1.60%	9.94%	10.49%
2016	9.93	10.01	114,548	1,144,044	4.25%	1.10%	1.70%	4.94%	4.94%
ClearBridge Variable Aggressive Growth - Class II
2020	$14.15	$15.50	48,591	$707,537	0.60%	0.30%	1.80%	15.63%	17.38%
2019	12.24	13.21	46,657	584,246	0.79%	0.30%	1.80%	22.52%	24.37%
2018	9.99	10.62	44,316	450,158	0.45%	0.30%	1.80%	(10.21)%	(8.84)%
2017	11.13	11.65	24,052	270,438	0.34%	0.30%	1.80%	13.92%	14.72%
2016	9.77	9.85	10,577	103,738	0.57%	1.10%	1.80%	(0.86)%	(0.86)%
Lord Abbett Bond Debenture Class VC
2020	$12.76	$15.33	371,185	$5,174,304	3.63%	0.30%	1.85%	5.34%	6.98%
2019	11.85	14.34	477,216	6,243,103	5.29%	0.30%	1.85%	11.28%	13.01%
2018	10.55	12.70	299,033	3,490,385	4.43%	0.30%	1.85%	(5.74)%	(4.31)%
2017	11.03	13.29	255,851	3,154,381	4.86%	0.30%	1.85%	7.27%	8.78%
2016	11.16	12.22	183,100	2,100,051	3.99%	0.40%	2.00%	10.14%	11.69%
Lord Abbett Total Return Class VC
2020	$11.24	$14.51	556,459	$6,751,459	2.40%	0.30%	1.85%	5.46%	7.10%
2019	10.66	13.61	554,177	6,344,069	2.66%	0.30%	1.85%	6.42%	8.08%
2018	10.01	12.65	584,543	6,235,400	3.24%	0.30%	1.85%	(2.85)%	(1.77)%
2017	10.31	12.88	533,530	5,834,530	3.25%	0.40%	1.85%	1.97%	3.09%
2016	10.11	12.49	334,309	3,612,585	2.89%	0.40%	1.85%	2.36%	3.85%
MFS Massachusetts Investors Growth Stock - Service Class
2020	$21.66	$21.91	31,066	$678,690	0.23%	0.75%	0.95%	21.04%	21.29%
2019	17.90	18.07	38,834	699,323	0.34%	0.75%	0.95%	38.26%	38.54%
2018	12.94	13.04	43,971	572,076	0.33%	0.75%	0.95%	(0.38)%	(0.18)%
2017	12.99	13.06	50,414	657,490	0.41%	0.75%	0.95%	26.89%	27.15%
2016	10.24	10.28	53,261	546,751	0.38%	0.75%	0.95%	4.84%	5.05%
MFS Total Return Series - Service Class
2020	$12.80	$19.80	2,036,187	$33,901,742	2.10%	0.40%	1.85%	7.51%	9.08%
2019	11.84	18.21	2,058,464	31,763,722	2.10%	0.40%	1.85%	17.92%	19.64%
2018	9.98	15.28	2,267,268	29,731,199	1.94%	0.40%	1.85%	(7.61)%	(6.25)%
2017	11.28	16.36	2,477,766	35,321,067	2.23%	0.40%	1.85%	9.98%	11.58%
2016	12.05	14.84	2,342,213	30,299,909	2.73%	0.40%	1.85%	6.83%	8.38%

See Notes to Financial Statements	See explanation of references on page SA-45

	At the End of Each Year or Period				Investment
Variable Accounts	AUV (1)		Units	Net	Income	Expense Ratios (3)		Total Returns (4)
For Each Year or Period	Lowest	Highest	Outstanding	Assets	Ratios (2)	Lowest	Highest	Lowest	Highest
MFS Utilities Series - Service Class
2020	$15.06	$18.56	272,754	$4,308,866	2.13%	0.30%	1.85%	3.68%	5.20%
2019	14.41	17.65	301,907	4,580,547	3.80%	0.40%	1.85%	22.51%	24.30%
2018	11.75	14.20	319,407	3,929,868	0.85%	0.40%	1.85%	(1.05)%	0.41%
2017	11.87	14.14	306,656	3,816,485	4.22%	0.40%	1.85%	12.40%	14.04%
2016	10.60	12.40	353,829	3,890,641	4.10%	0.40%	1.85%	9.20%	10.79%
MFS Value Series - Service Class
2020	$23.76	$29.35	40,249	$1,021,212	1.39%	0.75%	1.30%	1.89%	2.45%
2019	23.32	28.65	42,088	1,041,862	1.90%	0.75%	1.30%	27.83%	28.54%
2018	18.24	22.29	44,709	863,397	1.33%	0.75%	1.30%	(11.52)%	(11.03)%
2017	20.61	25.05	47,175	1,024,561	1.81%	0.75%	1.30%	15.84%	16.47%
2016	17.80	21.51	42,717	799,271	1.90%	0.75%	1.30%	12.31%	12.93%
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S
2020	$11.24	$11.36	14,890	$168,817	0.86%	1.20%	1.40%	6.75%	6.97%
2019	10.53	10.62	14,644	155,272	0.16%	1.20%	1.40%	13.66%	13.88%
2018	9.26	9.32	14,517	135,201	0.00%	1.20%	1.40%	(8.09)%	(7.90)%
2017	10.08	10.12	5,065	51,168	0.00%	1.20%	1.40%	5.20%	5.20%
03/22/2016 - 12/31/2016	9.58	9.58	2,180	20,888	0.00%	1.40%	1.40%	1.08%	1.08%
PIMCO All Asset - Advisor Class (5)
06/01/2020 - 12/31/2020	$12.22	$12.25	10,124	$123,977	4.31%	1.20%	1.50%	16.16%	16.36%
PIMCO CommodityRealReturn Strategy - Advisor Class
2020	$5.03	$9.82	72,940	$404,040	6.21%	0.30%	1.85%	(0.63)%	0.07%
2019	5.06	5.61	90,377	497,928	4.29%	1.10%	1.85%	9.31%	10.08%
2018	4.63	5.10	49,491	248,874	1.93%	1.10%	1.85%	(15.78)%	(15.15)%
2017	5.50	6.01	51,362	303,518	11.43%	0.40%	1.85%	0.18%	0.93%
2016	5.49	5.96	57,257	336,066	1.05%	0.40%	1.85%	12.77%	14.41%
PIMCO Income - Advisor Class (5)
06/01/2020 - 12/31/2020	$11.10	$11.20	33,645	$375,263	2.92%	0.40%	1.65%	7.85%	7.85%
Schwab VIT Balanced
2020	$14.60	$14.60	338,208	$4,937,141	1.89%	0.60%	0.60%	7.58%	7.58%
2019	13.57	13.57	289,601	3,929,665	1.56%	0.60%	0.60%	13.56%	13.56%
2018	11.95	11.95	249,889	2,985,903	1.37%	0.60%	0.60%	(5.21)%	(5.21)%
2017	12.61	12.61	256,452	3,232,698	1.17%	0.60%	0.60%	9.35%	9.35%
2016	11.53	11.53	314,338	3,623,672	1.07%	0.60%	0.60%	4.15%	4.15%
Schwab VIT Balanced with Growth
2020	$16.47	$16.47	530,580	$8,740,754	2.03%	0.60%	0.60%	9.43%	9.43%
2019	15.05	15.05	564,874	8,503,866	1.87%	0.60%	0.60%	17.34%	17.34%
2018	12.83	12.83	581,801	7,464,217	1.51%	0.60%	0.60%	(7.26)%	(7.26)%
2017	13.83	13.83	606,042	8,384,234	1.38%	0.60%	0.60%	13.02%	13.02%
2016	12.24	12.24	611,058	7,479,818	1.35%	0.60%	0.60%	5.74%	5.74%
Schwab VIT Growth
2020	$18.44	$18.44	251,894	$4,644,075	2.01%	0.60%	0.60%	10.67%	10.67%
2019	16.66	16.66	289,593	4,824,304	1.83%	0.60%	0.60%	20.12%	20.12%
2018	13.87	13.87	334,031	4,632,531	2.17%	0.60%	0.60%	(8.91)%	(8.91)%
2017	15.22	15.22	369,064	5,618,767	1.35%	0.60%	0.60%	16.44%	16.44%
2016	13.07	13.07	352,526	4,609,237	1.34%	0.60%	0.60%	7.02%	7.02%
State Street Total Return V.I.S. Class 3
2020	$12.06	$23.92	1,018,022	$17,562,108	1.59%	0.30%	2.00%	4.04%	5.82%
2019	11.51	22.63	1,121,297	18,687,701	2.04%	0.30%	2.00%	13.28%	15.22%
2018	10.09	19.66	1,287,844	18,863,671	1.80%	0.30%	2.00%	(8.47)%	(6.98)%
2017	12.58	21.13	1,462,507	23,731,917	1.68%	0.40%	2.00%	12.99%	14.81%
2016	11.11	18.41	1,727,445	24,454,172	1.63%	0.40%	2.00%	3.99%	5.66%
VanEck VIP Global Hard Assets Class S
2020	$6.74	$8.93	135,896	$991,527	0.72%	0.30%	1.70%	16.82%	18.47%
2019	5.77	7.54	155,799	972,038	0.00%	0.30%	1.70%	9.67%	11.21%
2018	5.26	6.78	143,414	811,546	0.00%	0.30%	1.70%	(29.64)%	(28.64)%
2017	7.47	9.50	155,453	1,245,028	0.00%	0.30%	1.80%	(3.62)%	(2.90)%
2016	7.70	8.40	169,080	1,396,159	0.39%	0.95%	1.85%	41.00%	42.06%

See Notes to Financial Statements	See explanation of references on page SA-45

Explanation of References for Financial Highlights on pages SA-35 to SA-44

(1)         The AUV is presented as a range from lowest to highest based on the ending AUV for all product groupings as of December 31 of each year or period ended. The lowest and highest AUV may be the same for a variable account if there is only one product which had investments at the end of the year or period.

(2)         The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as as mortality and expense risk (“M&E”) fees, administrative fess, and additional death benefit rider charges, if any, that are assessed against contract owner accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(3)         The expense ratios represent annualized contract fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios are presented as a range of lowest to highest based on the product groupings. The expense ratios for periods of less than one full year are annualized.

(4)         Total returns reflect changes in unit values of the underlying portfolios/funds and deductions for M&E fees, administrative fees, and additional death benefit rider charges, if any, assessed through the daily AUV calculation. These fees and charges are assessed at annual rates ranging from 0.30% to 2.00% based on the average daily net assets of each variable account as discussed in Note 4 in Notes to Financial Statements. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, charges for other optional benefit riders, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are presented as a range from lowest to highest values based on the product grouping representing the minimum to maximum expense ratio amounts. Total returns for those contracts which commenced operations subsequent to the beginning of the year or period indicated for each variable account may not be within the ranges presented, and these contracts are excluded when calculating the total returns from lowest to highest as presented in the table. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(5)         Operations commenced or resumed during 2020 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Separate Account A (the “Separate Account”) of Pacific Life & Annuity Company (“PL&A”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2020, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, JPMorgan Insurance Trust, Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, PIMCO Variable Insurance Trust, Schwab Annuity Portfolios, State Street Variable Insurance Series Funds, Inc., and VanEck VIP Trust. The Variable Accounts which have not commenced operations as of December 31, 2020 are not presented in this annual report.

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Small-Cap Growth Class I, Value Class I, and American Funds IS Capital World Bond Class 4 Variable Accounts and Portfolios were formerly named Developing Growth Class I, Comstock Class I, and American Funds IS Global Bond Class 4 Variable Accounts and Portfolios, respectively.

The PIMCO All Asset - Advisor Class and PIMCO Income - Advisor Class Variable Accounts commenced or resumed operations on June 1, 2020.

On April 30, 2020, the Inflation Strategy Class I and Currency Strategies Class I Variable Accounts were liquidated. Any units that remained in each of these Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these two Variable Accounts were liquidated prior to December 31, 2020, no other information for these Variable Accounts are included in this annual report.

On June 1, 2020, the net assets of the PIMCO All Asset All Authority Portfolio (Advisor Class), the underlying Portfolio for the PIMCO All Asset All Authority - Advisor Class Variable Account, were transferred to the PIMCO All Asset Portfolio (Advisor Class), the underlying Portfolio for the PIMCO All Asset - Advisor Class Variable Account, through a reorganization. In connection with this reorganization, any units that remained in the PIMCO All Asset All Authority - Advisor Class Variable Account after the close of business on June 1, 2020 were transferred to the PIMCO All Asset - Advisor Class Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the respective Portfolios, as of the close of business on June 1, 2020. The PIMCO All Asset All Authority - Advisor Class Variable Account is not included in this annual report.

On March 15, 2019, the net assets of the Pacific Select Fund’s Floating Rate Loan Portfolio Class I, the underlying Portfolio for the Floating Rate Loan Class I Variable Account, were transferred to the Pacific Select Fund Floating Rate Income Portfolio Class I, the underlying Portfolio for the Floating Rate Income Class I Variable Account through a reorganization (the “2019 Reorganization”). In connection with the 2019 Reorganization, any units that remained in the Floating Rate Loan Class I Variable Account after the close of business on March 15, 2019 were transferred to the Floating Rate Income Class I Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the respective Portfolios, as of the close of business on March 15, 2019. The Floating Rate Loan Class I Variable Account is not included in this annual report.

On April 30, 2019, the Global Absolute Return Class I Variable Account was liquidated. On October 30, 2019, the Diversified Alternatives Class I and Equity Long/Short Class I Variable Accounts were liquidated. Any units that remained in each of these three Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these three Variable Accounts were liquidated prior to December 31, 2019, no other information for these Variable Accounts are included in this annual report.

On April 30, 2019, the Lord Abbett International Equity Class VC Variable Account was liquidated. Because the Variable Account was liquidated prior to December 31, 2019, no other information for the Variable Account is presented in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of PL&A.

The Separate Account funds individual flexible premium deferred variable annuity contracts (the “Contracts”). The investments of the Separate Account are carried at fair value.

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gains distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of PL&A, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. PL&A will periodically review the status of this policy in the event of changes in the tax law.

D. Contracts in Payout Period

Net assets allocated to Contracts in payout period are computed, on a current basis, according to the Annuity 2000 Mortality Table or 2012 IAR Mortality Table depending on the year of annuitization. The assumed investment return is 4.0 percent. The mortality risk is fully borne by PL&A and may result in additional amounts being transferred into the Variable Accounts by PL&A to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed the amounts required, transfers may be made to PL&A. These transfers, if any, are shown as adjustments to net assets allocated to contracts in payout (annuitization) period in the accompanying Statements of Changes in Net Assets.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2020.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

PL&A deducts from the Separate Account daily charges for mortality and expense risks (“M&E”) and administrative fees PL&A assumes, and  additional death benefit rider charges, if applicable. Contracts funded by the Separate Account currently being sold or administered, along with their respective annual expense rates, are summarized in the following table. The mortality risk assumed by PL&A is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. PL&A also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amounts realized from fees and charges assessed against the Contracts. These charges are assessed daily at the following annual rates based on the average daily net assets of each Variable Account and result in a direct reduction in unit values. M&E fees and administrative fees are included in the Statements of Operations.

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	Death Benefit Options
Pacific Choice Contracts (Without Stepped-Up	Standard Death Benefit	Standard Death Benefit	Standard Death Benefit
Death Benefit II Rider Charge)	With 5 Year Option	With 3 Year Option	With 0 Year Option
M&E Charge	0.95%	1.25%	1.35%
Administrative Fee	0.25%	0.25%	0.25%
Total Annual Expenses	1.20%	1.50%	1.60%

Pacific Choice Contracts (With Stepped-Up	Stepped-Up Death Benefit	Stepped-Up Death Benefit	Stepped-Up Death Benefit
Death Benefit II Rider Charge)	With 5 Year Option	With 3 Year Option	With 0 Year Option
M&E Charge	0.95%	1.25%	1.35%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	0.20%	0.20%	0.20%
Total Annual Expenses	1.40%	1.70%	1.80%

Pacific Destinations and		With Stepped-Up	With Stepped-Up
Pacific Destination - O Series Contracts	Standard Death Benefit	Death Benefit Rider	Death Benefit II Rider
M&E Charge	0.60%	0.60%	0.60%
Administrative Fee	0.15%	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%	0.20%
Total Annual Expenses	0.75%	0.95%	0.95%

	Without Stepped-Up Death			With Stepped-Up Death
	Benefit Rider and Four Year	With Stepped-Up Death	With Four Year Withdrawal	Benefit Rider and Four Year
Pacific Journey Select Contracts	Withdrawal Charge Option	Benefit Rider Only	Charge Option Only	Withdrawal Charge Option
M&E Charge	0.95%	0.95%	0.95%	0.95%
Administrative Fee	0.15%	0.15%	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%	None	0.20%
Four Year Withdrawal Charge	None	None	0.35%	0.35%
Total Annual Expenses	1.10%	1.30%	1.45%	1.65%

	Without Stepped-Up Death			With Stepped-Up Death
	Benefit Rider II and Four Year	With Stepped-Up Death	With Four Year Withdrawal	Benefit Rider II and Four Year
Pacific Navigator Contracts	Withdrawal Charge Option	Benefit Rider II Only	Charge Option Only	Withdrawal Charge Option
M&E Charge	1.05%	1.05%	1.05%	1.05%
Administrative Fee	0.25%	0.25%	0.25%	0.25%
Death Benefit Rider II Charge	None	0.20%	None	0.20%
Four Year Withdrawal Charge	None	None	0.45%	0.45%
Total Annual Expenses	1.30%	1.50%	1.75%	1.95%

		With Stepped-Up
Pacific Destinations B Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.15%	1.15%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.30%	1.50%

Pacific Odyssey Contracts
(issued on or after 12/1/2016)
M&E Charge	0.15%	0.15%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	0.30%	0.50%

Pacific Odyssey Contracts
(issued prior to 12/1/2016)
M&E Charge	0.15%	0.15%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	0.40%	0.60%

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	Death Benefit Options
		With Stepped-Up
Pacific One Select Contracts	Standard Death Benefit	Death Benefit Rider
M&E Charge	1.50%	1.50%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.75%	1.95%

Pacific Portfolios Contracts
M&E Charge	1.25%	1.25%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.40%	1.60%

Pacific Value and
Pacific Innovations Select Contracts
M&E Charge	1.40%	1.40%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.65%	1.85%

Pacific Value Edge Contracts
M&E Charge	1.55%	1.55%
Administrative Fee	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.80%	2.00%

Pacific Value Select Contracts
M&E Charge	1.45%	1.45%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.60%	1.80%

Pacific Voyages Contracts
M&E Charge	1.00%	1.00%
Administrative Fee	0.15%	0.15%
Death Benefit Rider Charge	None	0.20%
Total Annual Expenses	1.15%	1.35%

Schwab Retirement Income		With Return of Purchase	With Stepped-Up
Variable Annuity Contracts	Standard Death Benefit	Payments Death Benefit Rider	Death Benefit Rider
M&E Charge	0.35%	0.35%	0.35%
Administrative Fee	0.25%	0.25%	0.25%
Death Benefit Rider Charge	None	0.20%	0.40%
Total Annual Expenses	0.60%	0.80%	1.00%

Under the Contracts, PL&A makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any other optional riders, any state premium taxes, and any withdrawal and surrender charges, and are shown as a decrease in net assets from contract owner transactions in the accompanying Statements of Changes in Net Assets. For certain Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. Most Contracts offer optional benefits that can be added to the Contract by rider. The charges for riders can range depending on the individual contract. These fees and charges are assessed directly to each Contract owner account through a redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations; and maintenance fees, any other optional benefit riders and state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by PL&A and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

 SEPARATE ACCOUNT A

 NOTES TO FINANCIAL STATEMENTS (Continued)

PL&A is a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). The assets of certain Variable Accounts invest in Class I or Class D shares of the corresponding Portfolios of the Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for class I shares and a class-specific 12b-1 distribution and service fee for class D shares to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF, which are provided separately. For the year ended December 31, 2020, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —                Quoted prices (unadjusted) in active markets for identical holdings

Level 2 —                Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 —                Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2020, the Variable Accounts’ holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2020 and 2019 were as follows:

	2020			2019
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income Class I	85,582	(57,098)	28,484	148,547	(129,489)	19,058
Diversified Bond Class I	291,366	(145,905)	145,461	199,232	(187,745)	11,487
Floating Rate Income Class I	72,475	(243,167)	(170,692)	831,093	(235,669)	595,424
High Yield Bond Class I	71,047	(79,455)	(8,408)	81,028	(77,638)	3,390
Inflation Managed Class I	157,400	(167,516)	(10,116)	66,224	(98,922)	(32,698)
Managed Bond Class I	574,788	(602,714)	(27,926)	184,212	(249,078)	(64,866)
Short Duration Bond Class I	383,694	(419,595)	(35,901)	604,836	(296,347)	308,489
Emerging Markets Debt Class I	71,155	(62,581)	8,574	67,871	(37,976)	29,895
Dividend Growth Class I	156,341	(168,496)	(12,155)	258,676	(122,402)	136,274
Equity Index Class I	998,238	(886,153)	112,085	763,780	(928,457)	(164,677)
Focused Growth Class I	147,040	(100,870)	46,170	114,681	(147,954)	(33,273)
Growth Class I	94,900	(132,982)	(38,082)	105,396	(39,895)	65,501
Large-Cap Growth Class I	252,257	(145,755)	106,502	80,958	(134,211)	(53,253)
Large-Cap Value Class I	77,809	(40,945)	36,864	45,202	(30,464)	14,738
Main Street Core Class I	45,609	(44,595)	1,014	38,342	(38,137)	205
Mid-Cap Equity Class I	34,141	(67,753)	(33,612)	35,011	(21,469)	13,542
Mid-Cap Growth Class I	118,835	(114,317)	4,518	73,547	(108,097)	(34,550)
Mid-Cap Value Class I	51,040	(26,122)	24,918	20,977	(27,262)	(6,285)
Small-Cap Equity Class I	26,671	(27,649)	(978)	26,147	(35,856)	(9,709)
Small-Cap Growth Class I	54,909	(89,036)	(34,127)	109,565	(53,601)	55,964
Small-Cap Index Class I	121,733	(149,868)	(28,135)	121,494	(165,010)	(43,516)
Small-Cap Value Class I	53,887	(43,332)	10,555	36,867	(38,933)	(2,066)
Value Class I	18,374	(34,870)	(16,496)	11,359	(27,887)	(16,528)
Value Advantage Class I	30,611	(19,836)	10,775	19,756	(16,007)	3,749

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	2020			2019
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Emerging Markets Class I	49,842	(109,379)	(59,537)	68,580	(112,786)	(44,206)
International Large-Cap Class I	54,905	(56,223)	(1,318)	38,858	(69,044)	(30,186)
International Small-Cap Class I	13,032	(16,119)	(3,087)	17,270	(14,577)	2,693
International Value Class I	117,283	(67,400)	49,883	64,357	(44,048)	20,309
Health Sciences Class I	171,324	(178,503)	(7,179)	161,027	(192,195)	(31,168)
Real Estate Class I	49,829	(85,965)	(36,136)	72,798	(72,483)	315
Technology Class I	178,721	(154,747)	23,974	138,009	(115,706)	22,303
PSF DFA Balanced Allocation Class D	224,957	(210,703)	14,254	178,790	(76,020)	102,770
Pacific Dynamix - Conservative Growth Class I	663,936	(667,436)	(3,500)	530,494	(492,148)	38,346
Pacific Dynamix - Moderate Growth Class I	1,071,165	(1,375,872)	(304,707)	1,141,289	(1,546,113)	(404,824)
Pacific Dynamix - Growth Class I	1,659,870	(335,942)	1,323,928	327,018	(181,416)	145,602
Portfolio Optimization Conservative Class I	1,816,589	(1,586,576)	230,013	1,203,121	(1,256,395)	(53,274)
Portfolio Optimization Moderate-Conservative Class I	501,351	(1,713,957)	(1,212,606)	425,858	(1,815,277)	(1,389,419)
Portfolio Optimization Moderate Class I	1,370,212	(4,458,513)	(3,088,301)	911,839	(6,229,237)	(5,317,398)
Portfolio Optimization Growth Class I	632,408	(2,799,330)	(2,166,922)	318,237	(3,282,107)	(2,963,870)
Portfolio Optimization Aggressive-Growth Class I	122,849	(766,112)	(643,263)	150,329	(893,398)	(743,069)
Invesco Oppenheimer V.I. Global Series II	4,017	(25,731)	(21,714)	19,616	(27,302)	(7,686)
Invesco Oppenheimer V.I. International Growth Series II	11,458	(10,072)	1,386	7,499	(15,406)	(7,907)
Invesco V.I. Balanced-Risk Allocation Series II	179,857	(225,726)	(45,869)	125,738	(297,462)	(171,724)
Invesco V.I. Equity and Income Series II	9,360	(18,334)	(8,974)	18,978	(5,957)	13,021
Invesco V.I. Global Real Estate Series II	11,102	(54,483)	(43,381)	54,975	(18,948)	36,027
American Century VP Mid Cap Value Class II	30,247	(65,084)	(34,837)	41,497	(44,327)	(2,830)
American Funds IS Asset Allocation Class 4	1,434,155	(2,240,092)	(805,937)	1,349,058	(2,206,905)	(857,847)
American Funds IS Blue Chip Income and Growth Class 4	84,552	(29,149)	55,403	105,912	(96,442)	9,470
American Funds IS Bond Class 4	323,081	(125,263)	197,818	133,002	(60,903)	72,099
American Funds IS Capital Income Builder Class 4	45,391	(113,588)	(68,197)	57,653	(24,383)	33,270
American Funds IS Capital World Bond Class 4	39,179	(63,569)	(24,390)	70,144	(6,555)	63,589
American Funds IS Global Balanced Class 4	112,378	(68,699)	43,679	73,614	(19,996)	53,618
American Funds IS Global Growth and Income Class 4	15,138	(10,848)	4,290	16,965	(43,446)	(26,481)
American Funds IS Global Growth Class 4	70,395	(36,090)	34,305	53,356	(37,524)	15,832
American Funds IS Global Small Capitalization Class 4	4,762	(9,199)	(4,437)	13,127	(6,005)	7,122
American Funds IS Growth Class 4	491,032	(320,851)	170,181	172,247	(170,799)	1,448
American Funds IS Growth-Income Class 4	78,157	(145,795)	(67,638)	108,133	(155,961)	(47,828)
American Funds IS High-Income Bond Class 4	49,014	(17,044)	31,970	28,773	(7,916)	20,857
American Funds IS International Class 4	23,707	(48,164)	(24,457)	61,942	(120,546)	(58,604)
American Funds IS International Growth and Income Class 4	38,833	(62,025)	(23,192)	12,554	(27,459)	(14,905)
American Funds IS Managed Risk Asset Allocation Class P2	185,239	(133,475)	51,764	154,379	(186,331)	(31,952)
American Funds IS New World Fund Class 4	38,807	(68,323)	(29,516)	73,425	(50,130)	23,295
American Funds IS U.S. Government/AAA-Rated
Securities Class 4	923,296	(549,558)	373,738	63,093	(46,862)	16,231
BlackRock 60/40 Target Allocation ETF V.I. Class I	283,226	(29,944)	253,282	166,306	(17,159)	149,147
BlackRock Capital Appreciation V.I. Class III	3,226	(7,518)	(4,292)	421	(1,626)	(1,205)
BlackRock Global Allocation V.I. Class III	439,777	(1,326,810)	(887,033)	492,888	(2,162,753)	(1,669,865)
Fidelity VIP Contrafund Service Class 2	209,828	(180,389)	29,439	215,195	(140,969)	74,226
Fidelity VIP FundsManager 60% Service Class 2	345,788	(396,029)	(50,241)	230,810	(343,808)	(112,998)
Fidelity VIP Government Money Market Service Class	4,567,526	(3,440,575)	1,126,951	2,053,575	(1,730,377)	323,198
Fidelity VIP Strategic Income Service Class 2	94,200	(139,533)	(45,333)	122,744	(203,764)	(81,020)
First Trust Dorsey Wright Tactical Core Class I	9,472	(91,093)	(81,621)	58,960	(41,303)	17,657
First Trust Multi Income Allocation Class I	6,226	(23,558)	(17,332)	10,777	(20,641)	(9,864)
First Trust/Dow Jones Dividend & Income Allocation Class I	373,278	(516,879)	(143,601)	549,559	(511,510)	38,049
Franklin Allocation VIP Class 2	591	(261)	330	762	(331)	431
Franklin Allocation VIP Class 4	173,247	(109,029)	64,218	68,846	(182,526)	(113,680)
Franklin Income VIP Class 2	77,546	(212,351)	(134,805)	221,212	(133,745)	87,467
Franklin Mutual Global Discovery VIP Class 2	85,489	(105,158)	(19,669)	21,992	(72,850)	(50,858)
Franklin Rising Dividends VIP Class 2	64,758	(146,175)	(81,417)	77,923	(125,111)	(47,188)
Templeton Global Bond VIP Class 2	119,049	(251,306)	(132,257)	108,686	(183,768)	(75,082)
Ivy VIP Asset Strategy Class II	83,921	(83,589)	332	11,089	(157,585)	(146,496)

SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

	2020			2019
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Ivy VIP Energy Class II	170,260	(54,393)	115,867	86,541	(28,709)	57,832
Janus Henderson Balanced Service Shares	4,803,581	(2,029,943)	2,773,638	3,942,994	(1,592,168)	2,350,826
Janus Henderson Flexible Bond Service Shares	103,619	(69,859)	33,760	12,387	(8,263)	4,124
JPMorgan Insurance Trust Global Allocation Class 2	22,790	(6,797)	15,993	7,084	(44,649)	(37,565)
JPMorgan Insurance Trust Income Builder Class 2	22,745	(6,432)	16,313	7,183	(1,478)	5,705
ClearBridge Variable Aggressive Growth - Class II	6,759	(4,825)	1,934	5,597	(3,256)	2,341
Lord Abbett Bond Debenture Class VC	62,905	(168,936)	(106,031)	212,021	(33,838)	178,183
Lord Abbett Total Return Class VC	140,090	(137,808)	2,282	117,522	(147,888)	(30,366)
MFS Massachusetts Investors Growth Stock - Service Class	2,436	(10,204)	(7,768)	1,312	(6,449)	(5,137)
MFS Total Return Series - Service Class	254,720	(276,997)	(22,277)	246,943	(455,747)	(208,804)
MFS Utilities Series - Service Class	46,509	(75,662)	(29,153)	64,501	(82,001)	(17,500)
MFS Value Series - Service Class	4,978	(6,817)	(1,839)	1,490	(4,111)	(2,621)
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	328	(82)	246	196	(69)	127
PIMCO All Asset - Advisor Class	10,244	(120)	10,124
PIMCO CommodityRealReturn Strategy - Advisor Class	9,998	(27,435)	(17,437)	56,042	(15,156)	40,886
PIMCO Income - Advisor Class	33,675	(30)	33,645
Schwab VIT Balanced	58,834	(10,227)	48,607	61,698	(21,986)	39,712
Schwab VIT Balanced with Growth	10,499	(44,793)	(34,294)	56,878	(73,805)	(16,927)
Schwab VIT Growth	—	(37,699)	(37,699)	3,145	(47,583)	(44,438)
State Street Total Return V.I.S. Class 3	86,852	(190,127)	(103,275)	49,250	(215,797)	(166,547)
VanEck VIP Global Hard Assets Class S	33,670	(53,573)	(19,903)	40,541	(28,156)	12,385

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life & Annuity Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Separate Account A of Pacific Life & Annuity Company (the “Separate Account”) comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2020, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Separate Account A of Pacific Life & Annuity Company as of December 31, 2020, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California
February 26, 2021

We have served as the auditor of Separate Account A of Pacific Life & Annuity Company since 2002.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Core Income Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Diversified Bond Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Floating Rate Income Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
High Yield Bond Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Inflation Managed Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Managed Bond Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Short Duration Bond Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Emerging Markets Debt Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Dividend Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Equity Index Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Focused Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Large-Cap Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Large-Cap Value Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Main Street® Core Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Mid-Cap Equity Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Mid-Cap Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Mid-Cap Value Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Small-Cap Equity Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Small-Cap Growth Class I (formerly Developing Growth Class I)	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Small-Cap Index Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Small-Cap Value Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Value Class I (formerly Comstock Class I)	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Value Advantage Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Emerging Markets Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
International Large-Cap Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
International Small-Cap Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
International Value Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Health Sciences Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Real Estate Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Technology Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
PSF DFA Balanced Allocation Class D	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from July 7, 2016 (commencement of operations) through December 31, 2016
Pacific Dynamix - Conservative Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Pacific Dynamix - Moderate Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Pacific Dynamix - Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Conservative Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Moderate-Conservative Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Moderate Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Portfolio Optimization Aggressive-Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Global Series II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Invesco Oppenheimer V.I. International Growth Series II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from March 18, 2016 (commencement of operations) through December 31, 2016
Invesco V.I. Balanced-Risk Allocation Series II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Invesco V.I. Equity and Income Series II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Invesco V.I. Global Real Estate Series II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Century VP Mid Cap Value Class II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Asset Allocation Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Blue Chip Income and Growth Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Bond Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from February 3, 2016 (commencement of operations) through December 31, 2016
American Funds IS Capital Income Builder® Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
American Funds IS Capital World Bond Class 4 (formerly American Funds IS Global Bond Class 4)	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from March 7, 2016 (commencement of operations) through December 31, 2016
American Funds IS Global Balanced Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Global Growth and Income Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Global Growth Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Global Small Capitalization Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Growth Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Growth-Income Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS High-Income Bond Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS International Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS International Growth and Income Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS Managed Risk Asset Allocation Class P2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS New World Fund® Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
American Funds IS U.S. Government/AAA-Rated Securities Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
BlackRock® 60/40 Target Allocation ETF V.I. Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
BlackRock® Capital Appreciation V.I. Class III	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
BlackRock® Global Allocation V.I. Class III	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Contrafund® Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP FundsManager® 60% Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Strategic Income Service Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
First Trust Dorsey Wright Tactical Core Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
First Trust Multi Income Allocation Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
First Trust/Dow Jones Dividend & Income Allocation Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Franklin Allocation VIP Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Franklin Allocation VIP Class 4	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Franklin Income VIP Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Franklin Mutual Global Discovery VIP Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Franklin Rising Dividends VIP Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Templeton Global Bond VIP Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Ivy VIP Asset Strategy Class II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Ivy VIP Energy Class II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Janus Henderson Balanced Service Shares	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Janus Henderson Flexible Bond Service Shares	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
JPMorgan Insurance Trust Global Allocation Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
JPMorgan Insurance Trust Income Builder Class 2	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
ClearBridge Variable Aggressive Growth - Class II	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Lord Abbett Bond Debenture Class VC	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Lord Abbett Total Return Class VC	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
MFS® Massachusetts Investors Growth Stock - Service Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
MFS® Total Return Series - Service Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
MFS® Utilities Series - Service Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
MFS® Value Series - Service Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Neuberger Berman U.S. Equity Index PutWrite Strategy Class S	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For the years ended December 31, 2020, 2019, 2018, 2017 and the period from March 22, 2016 (commencement of operations) through December 31, 2016
PIMCO All Asset - Advisor Class	For the period June 1, 2020 (commencement of operations) through December 31, 2020
PIMCO CommodityRealReturn® Strategy - Advisor Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
PIMCO Income - Advisor Class	For the period June 1, 2020 (commencement of operations) through December 31, 2020
Schwab VIT Balanced	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Schwab VIT Balanced with Growth	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Schwab VIT Growth	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
State Street Total Return V.I.S. Class 3	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
VanEck VIP Global Hard Assets Class S	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020

PACIFIC LIFE & ANNUITY COMPANY

Financial Statements - Statutory Basis as of and for the

years ended December 31, 2020 and 2019,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2020,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2020

and Independent Auditors’ Report

PLA-1

INDEPENDENT AUDITORS’ REPORT

Pacific Life & Annuity Company:

We have audited the accompanying statutory basis financial statements of Pacific Life & Annuity Company (the “Company”), which comprise the statements of admitted assets, liabilities, and capital and surplus - statutory basis as of December 31, 2020 and 2019, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for the years then ended and the related notes to the statutory basis financial statements.

Management’s Responsibility for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory basis financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory basis financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory basis financial statements.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

PLA-2

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Arizona Department of Insurance and Financial Institutions.

The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 to the statutory basis financial statements and accounting principles generally accepted in the United States of America are also described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Pacific Life & Annuity Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Pacific Life & Annuity Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions as described in Note 1 to the statutory basis financial statements.

Report on Supplemental Schedules

Our 2020 audit was conducted for the purpose of forming an opinion on the 2020 statutory basis financial statements as a whole.  The supplemental schedule of selected financial data as of and for the year ended December 31, 2020, and the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of December 31, 2020 are presented for purposes of additional analysis and are not a required part of the 2020 statutory basis financial statements.  These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements.  Such schedules have been subjected to the auditing procedures applied in our audit of the 2020 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America.  In our opinion, such schedules are fairly stated in all material respects in relation to the 2020 statutory basis financial statements as a whole.

April 2, 2021

PLA-3

Pacific Life & Annuity Company

S T A T E M E N T S   O F   A D M I T T E D   A S S E T S,

L I A B I L I T I E S   A N D   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	December 31,
(In Thousands, except share data)	2020	2019
ADMITTED ASSETS
Bonds	$4,362,159	$4,246,255
Preferred stocks	1,820	1,820
Common stocks	4,639	4,639
Mortgage loans	385,611	407,796
Cash and cash equivalents	134,568	86,772
Contract loans	8,146	8,284
Derivatives	25,071	10,127
Other invested assets	28,908	30,902
Investment income due and accrued	50,109	48,383
Net deferred tax asset	14,308	9,728
Other assets	4,060	6,648
Separate account assets	3,199,084	2,924,764

TOTAL ADMITTED ASSETS	$8,218,483	$7,786,118

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$3,602,533	$3,492,283
Liability for deposit-type contracts	861,988	816,972
Transfers to separate accounts due or accrued, net	(49,235)	(46,552)
Other liabilities	44,665	34,439
Asset valuation reserve	4,678	18,632
Separate account liabilities	3,199,084	2,924,764
TOTAL LIABILITIES	7,663,713	7,240,538
Capital and Surplus:
Common stock - $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	2,900	2,900
Paid-in surplus	134,607	134,607
Unassigned surplus	417,263	408,073
TOTAL CAPITAL AND SURPLUS	554,770	545,580

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$8,218,483	$7,786,118

See Notes to Financial Statements - Statutory Basis

PLA-4

Pacific Life & Annuity Company

S T A T E M E N T S   O F   O P E R A T I O N S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Thousands)	2020	2019
REVENUES
Premiums and annuity considerations	$452,814	$566,495
Net investment income	241,295	216,776
Separate account fees	57,913	57,177
Other income	8,564	9,566
TOTAL REVENUES	760,586	850,014

BENEFITS AND EXPENSES
Current and future policy benefits	621,018	734,668
Commission expense	33,684	37,821
Operating expenses	29,345	20,817
TOTAL BENEFITS AND EXPENSES	684,047	793,306

NET GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	76,539	56,708
Federal income tax expense	9,399	13,607

NET GAIN FROM OPERATIONS	67,140	43,101
Net realized capital losses less tax	(59,775)	(10,333)

NET INCOME	$7,365	$32,768

See Notes to Financial Statements - Statutory Basis

PLA-5

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

(In Thousands)	Common Stock	Paid-in Surplus	Unassigned Surplus	Total
BALANCES, JANUARY 1, 2019	$2,900	$134,607	$412,902	$550,409
Net income			32,768	32,768
Change in net unrealized capital losses less tax			(5,333)	(5,333)
Change in net deferred income tax			4,854	4,854
Change in nonadmitted assets			(4,179)	(4,179)
Change in asset valuation reserve			8,137	8,137
Dividend paid to parent			(41,000)	(41,000)
Other surplus transactions, net			(76)	(76)
BALANCES, DECEMBER 31, 2019	2,900	134,607	408,073	545,580
Net income			7,365	7,365
Change in net unrealized capital gains less tax			9,913	9,913
Change in net deferred income tax			3,223	3,223
Change in nonadmitted assets			1,360	1,360
Change in reserve on account of change in valuation basis			13,565	13,565
Change in asset valuation reserve			13,954	13,954
Dividend paid to parent			(40,000)	(40,000)
Other surplus transactions, net			(190)	(190)
BALANCES, DECEMBER 31, 2020	$2,900	$134,607	$417,263	$554,770

See Notes to Financial Statements - Statutory Basis

PLA-6

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Thousands)	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$452,806	$566,439
Net investment income	237,736	214,037
Other income	66,481	66,752
Benefits and loss related payments	(504,585)	(555,289)
Net transfers from separate accounts	38,199	148,570
Commissions, expenses paid and other deductions	(53,155)	(58,994)
Federal income taxes paid	(7,389)	(14,405)
NET CASH PROVIDED BY OPERATING ACTIVITIES	230,093	367,110

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	268,294	299,708
Stocks	—	23
Mortgage loans	22,365	57,477
Other invested assets	988	2,316
Miscellaneous proceeds	19,017	1,858
Cost of investments acquired
Bonds	(381,424)	(644,568)
Mortgage loans	—	(29,963)
Other invested assets	(151)	—
Miscellaneous applications	(81,483)	(21,912)
Net (increase) decrease in contract loans	134	(105)
NET CASH USED IN INVESTING ACTIVITIES	(152,260)	(335,166)

CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits on deposit-type contracts	11,931	35,636
Dividend paid to parent	(40,000)	(41,000)
Other cash provided (applied)	(1,968)	1,858
NET CASH USED IN FINANCING AND MISCELLANEOUS ACTIVITIES	(30,037)	(3,506)

Net change in cash and cash equivalents	47,796	28,438
Cash and cash equivalents, beginning of year	86,772	58,334

CASH AND CASH EQUIVALENTS, END OF YEAR	$134,568	$86,772
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION FOR NON-CASH TRANSACTIONS
Bonds disposed and acquired	$80,985	$122,094

See Notes to Financial Statements - Statutory Basis

PLA-7

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

1.                          NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life & Annuity Company (PL&A or the Company) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life).  The Company markets and distributes life insurance and annuities.  The Company is licensed to sell certain of its products in the state of New York.

The top geographic locations in the United States for statutory premiums and annuity considerations, and deposits were New York and Colorado representing 61% and 30%, respectively, of total statutory premiums and annuity considerations, and deposits for the year ended December 31, 2020.  No other jurisdiction accounted for more than 5% of the total.

BASIS OF PRESENTATION

The Company prepares its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions (AZ DIFI), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (U.S. GAAP).  The AZ DIFI has adopted the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP), subject to any deviations prescribed or permitted by the AZ DIFI, of which there were none.

NAIC SAP differs in certain respects, which in some cases are material, from U.S. GAAP (Note 2).

The transactions with related parties may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as a stand-alone entity.

Certain reclassifications have been made to the 2019 financial statements - statutory basis to conform to the 2020 financial statement - statutory basis presentation.

The Company has evaluated events subsequent to December 31, 2020 through the date the financial statements - statutory basis were available to be issued.  Economic and capital market uncertainties have arisen as a result of the spread of COVID-19. The impact of COVID-19 on the Company is constantly evolving and its future effects are uncertain. It is not possible to estimate the ultimate impacts the COVID-19 pandemic may have on the global economy, markets or our business. Interest rates and equity market levels have had the most significant effect on the Company’s financial statements. COVID-19 related claims have been minor for the year ended December 31, 2020. The Company continues to actively monitor direct and indirect impacts of the pandemic on its financial statements, especially in relation to claims and the investments portfolio.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities.  It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING CHANGES, CORRECTIONS OF ERRORS AND RECLASSIFICATIONS

Effective January 1, 2017, the Statement of Statutory Accounting Principles (SSAP) No. 51R, Life Contracts, was issued which made substantive revisions to SSAP No. 51 to reference the Valuation Manual as part of Principle-Based Reserve (PBR) implementation.  For life insurance policies issued during 2017-2019, the Valuation Manual did not require companies to update their reserve methodologies during the first three years following the operative date of the Valuation Manual. The Company implemented PBR for all life insurance policies and business issued in 2020.  The Company implemented PBR for all life insurance policies issued in 2020. The Company did not implement PBR for life insurance policies issued during 2017-2019.

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Additionally, variable annuity contracts are subject to Actuarial Guideline 43 (AG43) and the Valuation Manual section VM-21 (VM-21).  As a result of updates to AG43 and VM-21, effective January 1, 2020, for all variable annuity contracts, $13.6 million of reserves were released with an offsetting adjustment in surplus, change in reserve on account of change in valuation basis on the statements of capital and surplus - statutory basis.

INVESTMENTS AND DERIVATIVE INSTRUMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method.  Bonds, including loan-backed and structured securities (LBASS), with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

LBASS are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For LBASS purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other LBASS, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Preferred stocks are generally stated at amortized cost. Preferred stocks designated low quality, lower quality and in or near default are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

The Company has certain investments, including financial instruments, denominated in currencies other than the U.S. dollar.  All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax.  The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment.  The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI.  The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, or interest rate related including spread widening); the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis; and the performance of the security’s underlying collateral and projected future cash flows.  In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired.  The Company records an OTTI to fair value for common stock, preferred stock, and bonds, except for LBASS, which are written down to the present value of cash flows expected to be collected, discounted at the security’s effective interest rate.  The Company records an OTTI to fair value for any investment that the Company intends to sell or would be required to sell prior to recovery at a realized loss.  The Company records OTTI in net realized capital losses less tax.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and impairment losses.  Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued.  The Company generally recognizes interest income on its impaired loans upon receipt.  As of December 31, 2020 and 2019, no loans were considered impaired.  No mortgage loans were derecognized as a result of foreclosure during the years ended December 31, 2020 and 2019.

Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

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Contract loans are carried at unpaid principal balances.

Other invested assets are generally carried at values based on the underlying audited equity of the investee as determined in accordance with U.S. GAAP with changes in value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.  Other invested assets primarily consist of investments in joint ventures, partnerships and limited liability companies, including affiliated companies, as well as those in which the Company has minor ownership interests.  An impairment occurs if it is probable that the Company will be unable to recover the carrying amount of the investment.  The investment is written down to fair value as the new cost basis and the OTTI is recorded in net realized capital gains (losses) less tax.

The Company applies hedge accounting, as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges on the inception date of the hedging relationship.  At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item.  The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception date and on an ongoing basis in accordance with its risk management policy.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements in a manner consistent with the hedged asset or liability (amortized cost or fair value).  Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax and any change in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized foreign exchange capital gain (loss) consistent with the hedged items. When these derivative instruments are terminated, the gains and losses are reported as net realized capital gains (losses) less tax.

Carrying value is calculated based on the gross derivative asset or liability position.  If the carrying value of the derivative is positive, the amount is recorded in derivatives.  If the carrying value of the derivative is negative, the amount is recorded in other liabilities.  The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets.  The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the Interest Maintenance Reserve (IMR).  Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year.  Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR.

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items.  Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments.  Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus.  The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments.  These capital gains and losses are amortized into net investment income over the remaining life of the investment sold.  The IMR of $5.7 million and $5.4 million is included in other liabilities as of December 31, 2020 and 2019, respectively.

Net investment income consists of interest, dividend, accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives.  Interest income for bonds is recognized on an accrual basis.  Dividend income for perpetual preferred stock and common stock is recognized as earned on the ex-dividend date.  Amortization and accretion are determined by the effective interest method based on estimated principal repayments.  Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due

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and accrued is uncollectible.  Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted.

Realized capital gains (losses) less tax are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners’ Reserve Valuation Method (CRVM), or other modified reserve methods.  Interest rate assumptions ranged from 2.00% to 4.50%.  Reserves for individual variable annuities are held in accordance with VM-21.  Reserves for individual fixed annuities are maintained using the Commissioners’ Annuity Reserve Valuation Method, with appropriate statutory interest and mortality assumptions computed on the basis of interest ranging from 1.00% to 6.50%.  Group annuity reserves are valued using the CRVM with statutory interest and mortality assumptions computed on the basis of interest ranging from 1.90% to 3.00%.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid.  An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves.  All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the summary of operations when earned under the terms of the contract.  Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability.  Interest rates credited ranged primarily from 1.50% to 6.50%.

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued, net consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves.  These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger mortality risks and provide additional capacity for growth.  As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners.  To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable.  Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded, included in other income, relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements.  The amounts included in revenue adjustments on reinsurance ceded primarily represents ceded current and future policy benefits, net investment income and net realized capital gains (losses) less tax, related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

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For the years ended December 31, 2020 and 2019, individual life and annuity premiums assumed were an immaterial amount, and premiums ceded were $3.7 million and $3.6 million, respectively.  As of December 31, 2020 and 2019, reserve credits recorded on ceded reinsurance were $8.2 million and $8.8 million, respectively.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was  $1.8 million as of December 31, 2020.

The Company has ceded reinsurance contracts in place with a reinsurer whose financial stability has deteriorated. In March 2019, the reinsurer’s domiciliary state regulator issued a rehabilitation and injunction order, in which the regulator shall conduct and continue business of the reinsurer. As of December 31, 2020, the Company does not expect the financial deterioration of the reinsurer to have a material adverse effect on the Company’s financial statements - statutory basis.

REVENUES, BENEFITS AND EXPENSES

Life insurance premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes and its operations are included in the consolidated Federal income tax return of Pacific Mutual Holding Company (PMHC), the Company’s ultimate parent.  In addition to the Company, included in PMHC’s consolidated return are the following entities:  Pacific LifeCorp, Pacific Life, Pacific Alliance Reinsurance Company of Vermont, Pacific Baleine Reinsurance Company, Pacific Life Fund Advisors LLC (PLFA), Pacific Annuity Reinsurance Company, Pacific Life Re Global Limited (formerly known as Pacific Life Reinsurance (Barbados) Ltd.), and Pacific Life Reinsurance Company II Ltd.

The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received.  If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts.  Separate account assets and liabilities are recorded at fair value and represent legally segregated contract holder funds.  A separate account liability is recorded at an amount equal to the separate account asset.  The investment results of separate account assets typically pass through to the contract holders so that the Company generally bears no investment risk on these assets.  Amounts charged to the separate account for mortality, surrender and expense charges are included in separate account fees in other income.

The Company’s separate accounts without guarantees consist of the variable annuities and variable universal life businesses where the assets of these accounts are carried at fair value.

Separate account assets are primarily invested in mutual funds, but are also invested in hedge funds.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.  Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums.  The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas and actuarial models.  Companies below minimum risk-based capital requirements are

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classified within certain levels, each of which requires specified corrective action.  As of December 31, 2020 and 2019, the Company exceeded the minimum risk-based capital requirements.

2.                          COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting.  U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the AZ DIFI, which is a comprehensive basis of accounting other than U.S. GAAP.  NAIC SAP primarily differs from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

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3.                          INVESTMENTS

BONDS AND CASH EQUIVALENTS

The book/adjusted carrying value, fair value and net unrealized gains of bonds and cash equivalents are shown below.  Cash equivalents as of December 31, 2020 and 2019 were $125.5 million and $68.5 million, respectively.  See Note 4 for information on the Company’s fair value measurements.

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Gains
	(In Thousands)
December 31, 2020:
U.S. Government	$9,093	$9,909	$816
All other governments	29,510	35,958	6,448
U.S. states, territories and possessions	8,807	10,651	1,844
U.S. political subdivisions of states, territories and possessions	58,192	72,241	14,049
U.S. special revenue and special assessment obligations	282,458	388,715	106,257
Industrial and miscellaneous	3,839,598	4,662,548	822,950
LBASS:
Residential mortgage-backed securities (RMBS)	105,675	111,620	5,945
Commercial mortgage-backed securities (CMBS)	61,161	63,998	2,837
Other	93,175	100,743	7,568
Total	$4,487,669	$5,456,383	$968,714

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Gains
	(In Thousands)
December 31, 2019:
U.S. Government	$9,082	$9,484	$402
All other governments	29,523	33,669	4,146
U.S. political subdivisions of states, territories and possessions	58,201	68,507	10,306
U.S. special revenue and special assessment obligations	248,301	332,285	83,984
Industrial and miscellaneous	3,620,918	4,146,702	525,784
LBASS:
RMBS	182,326	188,331	6,005
CMBS	60,404	63,279	2,875
Other	106,045	111,988	5,943
Total	$4,314,800	$4,954,245	$639,445

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The book/adjusted carrying value and fair value of bonds and cash equivalents as of December 31, 2020, by contractual repayment date of principal, are shown below.  Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Due in one year or less	$223,927	$226,849
Due after one year through five years	561,912	612,048
Due after five years through ten years	1,230,646	1,415,867
Due after ten years	2,211,173	2,925,258
	4,227,658	5,180,022
LBASS	260,011	276,361
Total	$4,487,669	$5,456,383

The following tables present the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI for less than twelve months and for twelve months or greater:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
December 31, 2020:
U.S. special revenue and special assessment obligations			$7,564	$732	$7,564	$732
Industrial and miscellaneous	$26,640	$1,390	25,260	2,861	51,900	4,251
LBASS:
RMBS	9,043	43	2,887	100	11,930	143
CMBS	29,216	758			29,216	758
Other	3,013	1			3,013	1
Total	$67,912	$2,192	$35,711	$3,693	$103,623	$5,885

December 31, 2019:
U.S. special revenue and special assessment obligations			$8,388	$208	$8,388	$208
Industrial and miscellaneous	$30,715	$245	57,469	2,733	88,184	2,978
LBASS:
RMBS	27,706	97	16,898	197	44,604	294
Other	11,584	67	1,318	3	12,902	70
Total	$70,005	$409	$84,073	$3,141	$154,078	$3,550

The Company has evaluated investments with gross unrealized losses and determined that the unrealized losses are temporary.  The Company does not have the intent to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover the amortized cost basis.

The Company received prepayment penalties and acceleration of fees of $2.8 million and $3.2 million from 22 securities for the years ended December 31, 2020 and 2019, respectively.

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The Company does not have any securities lending transactions and did not have any reverse repurchase agreement transactions accounted for as secured borrowings as of December 31, 2020 and 2019.

Bonds with a book/adjusted carrying value of $6.1 million as of December 31, 2020 and 2019 were held as restricted assets on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

The table below summarizes the OTTI by security type:

	Years Ended December 31,
	2020	2019
	(In Thousands)
Bonds:
Industrial and miscellaneous		$476
Total OTTI	—	$476

No OTTI was recognized on LBASS during the years ended December 31, 2020 and 2019 due to intent to sell or inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

The Company has not recognized any OTTI on its loan-backed securities based on cash flow analysis during the years ended December 31, 2020 and 2019.

The assignment of an NAIC 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest.  The following table presents the number of investments, the book/adjusted carrying value, and the fair value for bonds with an NAIC 5GI designation:

	December 31, 2020			December 31, 2019
	Number	Book/Adjusted Carrying Value	Fair Value	Number	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)				(In Thousands)
U.S. special revenue and special assessment obligations	2	$8,296	$7,564	2	$8,596	$8,388
Total	2	$8,296	$7,564	2	$8,596	$8,388

Proceeds, gross gains and gross losses recognized on sales of bonds were $37.9 million, $1.9 million and $0.1 million, respectively, for the year ended December 31, 2020.  Proceeds, gross gains and gross losses recognized on sales of bonds were $65.0 million, $1.1 million and $0.2 million, respectively, for the year ended December 31, 2019.

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2020:
Commercial	NA	NA

Year Ended December 31, 2019:
Commercial	4.25%	4.25%

There were no new mortgage loan investments during 2020.

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The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 69%.

The age analysis of mortgage loans by type in which the insurer is a participate or co-lender in a mortgage loan agreement is as follows:

	Commercial	Mezzanine	Total
December 31, 2020:	(In Thousands)
Current	$358,940	$26,671	$385,611

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$42,399	$26,671	$69,070

	Commercial	Mezzanine	Total
December 31, 2019:	(In Thousands)
Current	$381,135	$26,662	$407,797

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$43,649	$26,662	$70,311

(1)                     Excluded from commercial amounts are mortgage loan participations where the sole participants are the Company and Pacific

Life were $316.5 million and $337.5 million as of December 31, 2020 and 2019, respectively.

The Company’s mortgage loans primarily finance various types of properties throughout the U.S. and Canada.  The geographic distributions of the mortgage loans book/adjusted carrying value were as follows:

	December 31,
	2020	2019
	(In Thousands)
California	$102,935	$104,637
Illinois	59,875	59,898
Texas	48,419	49,774
Georgia	35,037	36,085
Washington	32,852	33,593
Massachusetts	32,744	33,321
New York	26,671	26,662
District of Columbia	24,992	41,186
North Carolina	9,955	10,000
Virginia	8,755	8,915
Other	3,376	3,725
Total	$385,611	$407,796

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As of December 31, 2020 and 2019, the carrying value and percentage of total mortgage loans for the largest single loan in each of the above states is as follows:

	December 31,
	2020		2019
	($ In Thousands)
Illinois	$39,899	10%	$39,919	10%
Georgia	35,037	9%	36,085	9%
Washington	32,852	9%	33,593	8%
Massachusetts	32,744	8%	33,321	8%
California	28,897	7%	29,662	7%
New York	26,671	7%	26,662	7%
Texas	19,084	5%	19,452	5%
District of Columbia	15,000	4%	16,193	4%
North Carolina	9,955	3%	10,000	2%
Virginia	8,755	2%	8,915	2%

These loans are secured by a variety of property types, including office buildings, retail, apartments and lodging.

The Company did not have mortgage loans that were impaired or in nonaccrual status and did not recognize any interest income on mortgage loans using the cash-basis of accounting during 2020 or 2019.

As of December 31, 2020 and 2019, the Company recognized in net investment income prepayment income of $2.5 million and $1.4 million, respectively, for early pay off mortgage loans.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance.  Collateral performance includes a review of the most recent collateral inspection reports and financial statements.  Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV).  The DCR compares the collateral’s net operating income to its debt service payments.  DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments.  A larger DCR indicates a greater excess of net operating income over the debt service.  The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage.  LTVs greater than 100% indicate that the loan amount exceeds the collateral value.  A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process results in each loan being placed into a No Credit Concern category or one of three levels:  Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern.  Loans in the No Credit Concern category are performing and no issues are noted.  The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns.  The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong.  For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors.  Financial covenants may have been triggered due to declines in performance.  Credit profile and/or borrower sponsorship remain stable but require monitoring.  Near term (6 months or less) maturity requires monitoring due to negative trends.  No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.  This includes troubled debt restructures (TDR) performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or the borrower may have requested covenant relief.  Loan credit profile, borrower sponsorship and/or collateral value may have declined or given cause for concern.  Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.  Likelihood for TDR, impairment and loss is increased.  This includes all loans performing as agreed during the first year of a TDR unless assigned to Level 3.

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Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist.  Borrower may have asked for modification of loan terms.  Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative.  Impairment loss is possible depending on current fair market value of the collateral.  This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

As of December 31, 2020 and 2019, the Company had no loans classified as Level 2 or 3.

Loans classified as Level 2 or Level 3 are placed on a watch list and monitored weekly.  Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired.  A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

The Company is working with borrowers who are experiencing financial difficulty as a direct result of the COVID-19 pandemic. When necessary, the Company is providing loan modifications to assist borrowers with their present circumstance. These loans are accruing interest and are classified as current when performing under the terms of the modified loan agreement. On April 7, 2020, a group of banking agencies issued an Interagency Statement that offers practical expedients for evaluating whether loan modifications that occur in response to COVID-19 are TDR consistent with the Coronavirus Aid, Relief and Economic Security Act (the CARES Act). The Consolidated Appropriations Act, signed into law on December 27, 2020 extended the relief offered in the CARES Act and clarified that insurance companies are covered under the CARES Act. The Company’s loan modifications will fall within the guidance of either the April 7, 2020 Interagency Statement or the CARES Act, both as adopted by the NAIC under INT 20-03, and do not qualify as TDRs. As of December 31, 2020, the Company did not have any modified mortgage loans with principal and/or interest relief as a result of the COVID-19 pandemic.

The following tables set forth mortgage loan credit levels as of December 31, 2020 and 2019 ($ In Thousands):

	December 31, 2020
	Level 1
	No Credit Concern		Minimal Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Office	$225,902	1.63	$8,755	1.18	$234,657	1.61
Retail	32,852	1.48	39,899	1.10	72,751	1.27
Apartment	26,640	1.45	9,334	1.19	35,974	1.38
Lodging	28,897	1.36	9,955	1.48	38,852	1.39
Golf course			3,377	(0.51)	3,377	(0.51)
Total	$314,291	1.57	$71,320	1.10	$385,611	1.48

	December 31, 2019
	Level 1
	No Credit Concern		Minimal Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Office	$238,055	1.83			$238,055	1.83
Retail	73,513	1.80			73,513	1.80
Apartment	52,841	1.85			52,841	1.85
Lodging	39,662	4.26			39,662	4.26
Golf course			$3,725	0.16	3,725	0.16
Total	$404,071	2.07	$3,725	0.16	$407,796	2.05

PLA-19

JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

The Company does not have investments in joint ventures, partnerships and limited liability companies that exceed 10% of admitted assets of the Company as of December 31, 2020 and 2019.  The Company does not have impaired investments in joint ventures, partnerships and limited liability companies during the years ended December 31, 2020 and 2019, respectively.

4.                          FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1                    Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2                    Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data.

Level 3                    Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company’s financial instruments that are carried at fair value or net asset value (NAV) as of December 31, 2020 and 2019.

	Level 1	Level 2	Level 3	NAV	Total
	(In Thousands)
December 31, 2020:
Assets:
Common stocks:
Industrial and miscellaneous			$4,639		$4,639
Total common stocks	—	—	4,639	—	4,639

Derivatives:
Foreign currency and interest rate swaps		$15,083			15,083
Equity derivatives	$8,393		1,595		9,988
Total derivatives	8,393	15,083	1,595	—	25,071

Separate account assets (1)	3,180,187	—	—	$18,897	3,199,084
Total	$3,188,580	$15,083	$6,234	$18,897	$3,228,794

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$385			$385
Equity derivatives			$315		315
Total	$—	$385	$315	$—	$700

PLA-20

	Level 1	Level 2	Level 3	NAV	Total
	(In Thousands)
December 31, 2019:
Assets:
Common stocks:
Industrial and miscellaneous			$4,639		$4,639
Total common stocks	—	—	4,639	—	4,639

Derivatives:
Foreign currency and interest rate swaps		$6,077			6,077
Equity derivatives	$2,598		1,452		4,050
Total derivatives	2,598	6,077	1,452	—	10,127

Separate account assets (1)	2,906,490			$18,274	2,924,764
Total	$2,909,088	$6,077	$6,091	$18,274	$2,939,530

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$389			$389
Equity derivatives			$2,531		2,531
Total	$—	$389	$2,531	$—	$2,920

(1)   Separate account assets are measured at fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS, PREFERRED STOCKS AND COMMON STOCKS

The fair values of bonds, preferred stocks and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services.  For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers, or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

PLA-21

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing.  These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis of derivative valuations which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets are primarily invested in mutual funds, but also include investments in hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

PLA-22

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the net asset values obtained from the fund managers. Investment strategies related to this asset class includes multi-strategy primarily invested in U.S. and international equity, fixed income, loans, real estate, derivatives, privately held companies and private partnerships. The redemption frequency is quarterly. There are no remaining lockup periods as of  December 31, 2020.  There are no unfunded commitments as of December 31, 2020.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

		Transfers	Transfers	Total Gains or (Losses)
	January 1,	into	out of	Included in	Included in			December 31,
	2020	Level 3	Level 3	Net Income	Surplus	Sales	Settlements	2020
	(In Thousands)
Common stocks	$4,639							$4,639
Derivatives, net	(1,079)			$2,142	$2,192		($1,975)	1,280
Total	$3,560	$—	$—	$2,142	$2,192	$—	($1,975)	$5,919

				Total Gains or (Losses)
	January 1, 2019	Transfers into Level 3	Transfers out of Level 3	Included in Net Income	Included in Surplus	Sales	Settlements	December 31, 2019
	(In Thousands)
Common stocks	$4,639							$4,639
Derivatives, net	2,988			$2,999	($5,812)		($1,254)	(1,079)
Total	$7,627	$—	$—	$2,999	($5,812)	$—	($1,254)	$3,560

PLA-23

The book/adjusted carrying values and fair values of the Company’s financial instruments are presented in the following table.

	December 31, 2020
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Thousands)
Assets:
Bonds	$5,330,872	$4,362,159		$5,249,447	$81,425
Preferred stocks	2,093	1,820		2,093
Common stocks	4,639	4,639			4,639
Mortgage loans	402,406	385,611			402,406
Cash and cash equivalents	134,568	134,568	$134,568
Contract loans	8,146	8,146			8,146
Derivatives, net	24,371	24,371	8,393	14,698	1,280
Other invested assets (1)	29,408	24,938		29,408
Separate account assets	3,199,084	3,199,084	3,180,187			$18,897
Liabilities:
Liability for deposit-type contracts	1,060,615	861,988			1,060,615
Separate account liability for deposit type contracts	3,256	3,256			3,256

	December 31, 2019
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Thousands)
Assets:
Bonds	$4,885,700	$4,246,255		$4,806,995	$78,705
Preferred stocks	1,988	1,820		1,988
Common stocks	4,639	4,639			4,639
Mortgage loans	443,212	407,796			443,212
Cash and cash equivalents	86,772	86,772	$86,772
Contract loans	8,284	8,284			8,284
Derivatives, net	7,207	7,207	2,598	5,688	(1,079)
Other invested assets (1)	27,496	24,937		27,496
Separate account assets	2,924,764	2,924,764	2,906,490			$18,274
Liabilities:
Liability for deposit-type contracts	931,611	816,972			931,611
Separate account liability for deposit type contracts	3,188	3,188			3,188

(1) Excludes investments accounted for under the equity method.

PLA-24

The tables above exclude the following financial instruments: investment income due and accrued and derivatives collateral receivable and payable.  The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit.

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2020 and 2019:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar yield, credit quality, property type and average maturity of the composite portfolio.

CASH AND CASH EQUIVALENTS

Cash equivalents are money market mutual funds that have fair values that approximate their book/adjusted carrying values due to the short maturities of the underlying investments of the funds.  The carrying value of cash approximates the fair value.

CONTRACT LOANS

The admitted value of contract loans is a reasonable estimate of their fair value because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

Other invested assets consists of surplus note investments held from other insurance providers. The fair value of the surplus note investments are priced by an independent pricing service as described for bonds above.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to estimate the fair value of liability for deposit-type contracts are based on the rates currently offered for deposits of similar remaining maturities, discounted cash flow methodologies using current market risk-free interest rates and adding a spread to reflect nonperformance risk or discounted cash flow methodologies using significant unobservable inputs.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates.

PLA-25

5.         DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk and equity risk, collectively “market risk”, and credit risk. Derivative instruments are also used to manage the duration mismatch of general account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures, and options.

Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract, which exceeds the value of existing collateral, if any. The Company mitigates these risks through established market and credit risk limits..

The following table summarizes the notional amount, net carrying value, and fair value of the Company’s derivative instruments by derivative type.  Cash collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount	Net Carrying Value	Fair Value
	(In Thousands)
December 31, 2020:
Equity total return swaps	$20,896	$(301)	$(301)
Equity futures	130,298	8,393	8,393
Equity call options	38,180	1,581	1,581
Foreign currency and interest rate swaps	184,063	14,698	14,698
Total	$373,437	$24,371	$24,371

December 31, 2019:
Equity total return swaps	$101,111	$(2,493)	$(2,493)
Equity futures	63,268	2,598	2,598
Equity call options	33,650	1,415	1,415
Foreign currency and interest rate swaps	121,378	5,687	5,687
Total	$319,407	$7,207	$7,207

Notional amount represents a standard of measurement of the volume of derivatives.  Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis.  Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

Cash collateral received from OTC counterparties was $6.3 million and $2.9 million as of December 31, 2020 and 2019, respectively.  Cash collateral pledged to OTC counterparties was zero and $2.1 million as of December 31, 2020 and 2019, respectively.

The Company is required to pledge initial margin for all futures contracts.  The amount of required margin is determined by the exchange on which it is traded.  The Company pledged cash and assets to satisfy this collateral requirement.  Cash pledged for initial margin was $8.4 million and $2.6 million as of December 31, 2020 and 2019, respectively.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

PLA-26

The Company utilizes equity call options to hedge the credit paid to the policyholder on the underlying index for its life insurance products with indexed account options. These options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums.  These equity call options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital gains (losses) less tax.

For the years ended December 31, 2020 and 2019, $1.5 million and $1.3 million, respectively, of option premium expense recorded in net investment income for the one-year equity call options hedging life indexed account insurance products was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company utilizes total return swaps and exchange-traded futures based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount. Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets to U.S. dollar fixed or floating rate assets. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate.  There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments that are denominated in foreign currencies. The main currency that the Company economically hedges is the Canadian dollar.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The average and ending fair value of derivatives not designated as hedging instruments are as follows:

	Average Fair Value Years Ended December 31,		Ending Fair Value as of December 31,
	2020	2019	2020	2019
	(In Thousands)
Equity futures	$13,821	$3,947	$8,393	$2,598
Foreign currency and interest rate swaps	16,307	5,112	14,698	5,687
Equity total return swaps	1,018	(1,122)	(301)	(2,493)
Equity call options			3
Total	$31,146	$7,937	$22,793	$5,792

PLA-27

The following table summarizes the net gains or (losses) recorded in realized and unrealized capital gains and losses for derivatives not designated as hedging instruments.  The amounts presented do not include the net realized and unrealized foreign currency losses for foreign currency interest rate swaps of $0.1 million and $0.2 million for the years ended December 31, 2020 and 2019, respectively.

	Years Ended
	December 31,
	2020	2019
	(In Thousands)
Equity futures	$(64,043)	$(20,929)
Equity total return swaps	2,192	(5,812)
Foreign currency and interest rate swaps	9,129	4,950
Equity call options	3
Total	$(52,719)	$(21,791)

For the years ended December 31, 2020 and 2019, net losses from periodic net settlements recorded in net investment income were $9.7 million and $12.1 million, respectively.

For equity call options with premiums which are paid at the end of the derivative contract, summarized in the tables below are the undiscounted future settled premium commitments, equity call option fair value, and equity call option fair value excluding impact of discounted future settled premiums (In Thousands):

Years Ending December 31:	Premium Payments Due
2021	$1,549
2022
2023
2024
2025 and thereafter
Total undiscounted future settled premium commitments	$1,549

For equity call options with premiums which are paid at the end of the derivative contract, summarized in the table below are the undiscounted future settled premium commitments, equity call option fair value, and equity call option fair value excluding impact of discounted future settled premiums (In Thousands).

	Undiscounted Future Premium Commitments	Equity Call Option Fair Value (1)	Equity Call Option Fair Value Excluding Impact of Discounted Future Settled Premiums
2019	$1,387	$1,415	$2,131
2020	1,549	1,581	2,374

(1) The derivative fair value excludes accrued premium liability of $0.8 million and $0.7 million as of December 31, 2020 and 2019, respectively.

PLA-28

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by derivative counterparties to OTC derivatives.  The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate.  In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received.  These master netting agreements include collateral arrangements with derivative counterparties, which requires positions be marked to market and margined on a daily basis by the daily settlement of variation margin.  The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received.  The Company’s credit exposure for OTC derivatives as of December 31, 2020 was $0.6 million.  The maximum exposure to any single counterparty was $0.2 million as of December 31, 2020.  All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2020 and 2019.  The Company does not expect any counterparties to fail to meet their obligations given their investment-grade ratings.

PLA-29

6.         INCOME TAXES

The components of net admitted deferred tax assets are as follows:

	December 31, 2020			December 31, 2019
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)			(In Thousands)
Gross deferred tax assets	$44,221	$4,589	$48,810	$39,856	$4,711	$44,567
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets	44,221	4,589	48,810	39,856	4,711	44,567
Deferred tax assets nonadmitted	20,619	1,846	22,465	20,997	2,861	23,858
Net admitted deferred tax asset	23,602	2,743	26,345	18,859	1,850	20,709
Deferred tax liabilities	9,294	2,743	12,037	9,131	1,850	10,981
Net admitted deferred tax asset	$14,308	$—	$14,308	$9,728	$—	$9,728

				Change during 2020
				Ordinary	Capital	Total
				(In Thousands)
Gross deferred tax assets				$4,365	$(122)	$4,243
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets				4,365	(122)	4,243
Deferred tax assets nonadmitted				(378)	(1,015)	(1,393)
Net admitted deferred tax asset				4,743	893	5,636
Deferred tax liabilities				163	893	1,056
Net admitted deferred tax asset				$4,580	$—	$4,580

PLA-30

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2020			December 31, 2019
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)			(In Thousands)
Federal income taxes paid in prior years recoverable through loss carrybacks	$—		$—	$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	14,308		14,308	9,685	$43	9,728
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	14,308		14,308	9,685	43	9,728
Adjusted gross deferred tax assets allowed per limitation threshold			81,069			80,378
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	9,294	$2,743	12,037	9,174	1,807	10,981
Deferred tax assets admitted as the result of application of SSAP No. 101	$23,602	$2,743	$26,345	$18,859	$1,850	$20,709

				Change during 2020
				Ordinary	Capital	Total
				(In Thousands)
Federal income taxes paid in prior years recoverable through loss carrybacks				$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation				4,623	$(43)	4,580
Adjusted gross deferred tax assets expected to be realized following the balance sheet date				4,623	(43)	4,580
Adjusted gross deferred tax assets allowed per limitation threshold						691
Adjusted gross deferred tax assets offset by gross deferred tax liabilities				120	936	1,056
Deferred tax assets admitted as the result of application of SSAP No. 101				$4,743	$893	$5,636

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows ($ In Thousands):

	December 31,
	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	1,343%	1,347%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$540,462	$535,852

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The impacts of tax planning strategies as of December 31, 2020 and 2019 are as follows ($ In Thousands):

	December 31, 2020
	Ordinary	Capital
Adjusted gross deferred tax assets	$44,222	$4,589
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$23,602	$2,743
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

	December 31, 2019
	Ordinary	Capital
Adjusted gross deferred tax assets	$39,856	$4,711
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$18,859	$1,850
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance as of December 31, 2020 and 2019.

Federal income taxes are as follows:

	Years Ended December 31,
	2020	2019	Change
	(In Thousands)
Federal income tax expense	$9,399	$13,607	$(4,208)
Federal income taxes on net capital gains (losses)	266	(3,169)	3,435
Federal income tax expense	$9,665	$10,438	$(773)

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The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2020	2019	Change
	(In Thousands)
Deferred tax assets:
Ordinary:
Policyholder reserves	$30,994	$28,928	$2,066
Deferred acquisition costs	10,621	10,397	224
Compensation and benefits accrual	282	262	20
Other	2,324	269	2,055
Total	44,221	39,856	4,365
Statutory valuation allowance adjustment
Nonadmitted	20,619	20,997	(378)
Admitted ordinary deferred tax assets	23,602	18,859	4,743

Capital:
Investments	4,589	4,711	(122)
Total	4,589	4,711	(122)
Statutory valuation allowance adjustment
Nonadmitted	1,846	2,861	(1,015)
Admitted capital deferred tax assets	2,743	1,850	893

Admitted deferred tax assets	26,345	20,709	5,636

Deferred tax liabilities:
Ordinary:
Investments	8,633	8,570	63
Other	661	561	100
Total	9,294	9,131	163

Capital:
Investments	2,743	1,850	893
Total	2,743	1,850	893

Deferred tax liabilities	12,037	10,981	1,056

Net admitted deferred tax assets	$14,308	$9,728	$4,580

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The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2020	2019	Change
	(In Thousands)
Total deferred tax assets	$48,810	$44,567	$4,243
Total deferred tax liabilities	12,037	10,981	1,056
Net deferred tax asset	$36,773	$33,586	3,187
Tax effect of unrealized activities			36
Change in net operating deferred income tax			$3,223

Federal income taxes are different from that which would be obtained by applying the statutory Federal income tax rate of 21% for the years ended December 31, 2020 and 2019 to income before income taxes.  The significant items causing these differences are as follows:

	Years Ended December 31,
	2020	2019
	(In Thousands)
Provision computed at statutory rate	$3,814	$9,098
Tax impact from surplus activities	2,849
Taxable derivative gain (loss)	2,030	(1,141)
DRD	(1,338)	(1,347)
Tax contingency	216	229
Distribution from affiliates	(911)
Amortization of IMR	(176)	(200)
Nontaxable investment loss		(1,043)
Other	(42)	(12)
Total statutory income tax	$6,442	$5,584

Federal income tax expense	$9,665	$10,438
Change in net deferred income taxes	(3,223)	(4,854)
Total statutory income tax	$6,442	$5,584

For the years ended December 31, 2020 and 2019, the Company had no low income housing and foreign tax credit carryforwards.

The following are estimated Federal income taxes in the current and prior years that will be available for recoupment in the event of future net losses (In Thousands).  With the enactment of the Tax Cuts and Jobs Act (the Act), ordinary losses incurred beginning January 1, 2018 and future years cannot be carried back to recoup taxes paid in prior years.

	Ordinary	Capital
2020 estimated		$267
2019		7
2018

The Company had no tax contingencies computed in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets during the years ended December 31, 2020 and 2019.  The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months of December 31, 2020.

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The Company’s policy is to recognize interest expense and penalties related to tax contingencies as a component of Federal and foreign income taxes.  No interest and penalties were recorded in Federal and foreign income taxes for the years ended December 31, 2020 and 2019.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions.  PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2016, and will begin the examination of tax years 2017 and 2018 in the first quarter of 2021. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under appeals. The Company does not expect the current Federal and California audits to result in any material assessments.

7.         CAPITAL AND SURPLUS

The Company has 5 million shares of common stock authorized of which 2.9 million shares are issued and outstanding with a par value of $1.00 per share. There is only one class of shares.

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to its parent is subject to restrictions set forth in the State of Arizona insurance laws. These laws require (i) notification to the AZ DIFI for the declaration and payment of any dividend and (ii) approval by the AZ DIFI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on these restrictions and 2020 statutory results, the Company could pay $42 million in dividends to Pacific Life in 2021 without prior regulatory approval, subject to the notification requirement.  During the years ended December 31, 2020 and 2019, PL&A paid ordinary dividends to Pacific Life of $40 million and $41 million, respectively.  Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There are no other restrictions on unassigned surplus.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented by cumulative unrealized gains, net as of December 31, 2020 and 2019 was $11.8 million and $1.8 million, respectively.

8.         RELATED PARTY TRANSACTIONS

Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement and product contract services relating to the Company’s variable universal life insurance, other life insurance, variable annuities and investment management products under a separate services agreement.  Amounts charged by Pacific Life to the Company for these services were $19.9 million and $21.2 million for the years ended December 31, 2020 and 2019, respectively, and are primarily included in operating expenses.

PLFA is the investment adviser for the Pacific Select Fund (PSF), the investment vehicle provided to Pacific Life and the Company’s variable life insurance policyholders and variable annuity contract owners.  PLFA is owned 99% by Pacific Life and 1% by the Company.  Distributions to the Company from PLFA, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income when declared, to the extent they are not in excess of undistributed accumulated earnings.  Distributions from PLFA to the Company included in net investment income for the years ended December 31, 2020 and 2019 were $4.3 million and $5.0 million, respectively.  Any undistributed net revenue and expense, net of tax, is recorded directly to unassigned surplus.

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Pacific Select Distributors, LLC (PSD), a wholly-owned broker-dealer subsidiary of Pacific Life, serves as the distributor of variable life and annuity contracts issued by the Company and Pacific Life (Variable Products). In connection with PSD’s distribution of Variable Products, the Company incurred commission expense of $28.4 million and $25.2 million during the years ended December 31, 2020 and 2019, respectively.   A service plan was adopted by the Pacific Select Fund whereby Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners.  These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $3.6 million and $3.7 million, included in commission expense, for paying trail commissions on its behalf for the years ended December 31, 2020 and 2019, respectively.

As of December 31, 2020, the Company reported $204 thousand and $325 thousand as amounts due from Pacific Life, and other affiliated companies, respectively.  As of December 31, 2019, the Company reported $614 thousand and $275 thousand as amounts due from Pacific Life, and other affiliated companies, respectively.  The Company reported $1.4 million and $5.1 million due to Pacific Life as of December 31, 2020 and 2019, respectively.  The Company reported no amounts due to other affiliated companies as of December 31, 2020 and 2019.  It is the Company’s policy to settle these amounts no later than 90 days after the due date.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with insurance contract values of $1,901.6 million and $1,867.3 million as of December 31, 2020 and 2019, respectively.  Related to these contracts, the Company received $62.9 million and $89.7 million of premium and annuity considerations and paid $118.4 million and $116.8 million of current and future policy benefits for the years ended December 31, 2020 and 2019, respectively.  In addition, included in the liability for deposit-type contracts are contracts with the affiliated assignment company of $830.2 million and $783.1 million as of December 31, 2020 and 2019, respectively.

9.         RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS

For policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2020 and 2019, the Company had $313.0 million and $307.3 million, respectively, of insurance in force for which gross premiums were less than net premiums according to the valuation standard set by the State of Arizona.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions. For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

Other reserve changes are comprised of changes in separate account fair values, surrender or alternative comparison values, partial withdrawals, changes in deficiency reserves, and change in CRVM expense allowance.  As of December 31, 2020 and 2019, other reserve changes were ($3.0) million and ($1.5) million, respectively.

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10.      ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities and deposit-type contracts.

Individual Annuities:

	December 31, 2020
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($ In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$88,260		$88,260	1%
At book value less current surrender charge of 5% or more (1)	563,162		563,162	9%
At fair value		$2,998,968	2,998,968	46%
Total with market value adjustment or at fair value	651,422	2,998,968	3,650,390	56%
At book value without adjustment	745,693		745,693	12%
Not subject to discretionary withdrawal	2,098,661	396	2,099,057	32%
Total	$3,495,776	$2,999,364	$6,495,140	100%

Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$214,638	$—	$214,638

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

Group Annuities:

	December 31, 2020
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($ In Thousands)
Not subject to discretionary withdrawal	$33,384		$33,384	100%
Total	$33,384	$—	$33,384	100%

Deposit-type Contracts:

	December 31, 2020
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($ In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$8,232		$8,232	1%
At fair value		$3,256	3,256	—%
Total with market value adjustment or at fair value	8,232	3,256	11,488	1%
Not subject to discretionary withdrawal	853,756		853,756	99%
Total	$861,988	$3,256	$865,244	100%

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Total Individual and Group Annuities and Deposit-type Contracts:

	December 31, 2020
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($ In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$96,492		$96,492	1%
At book value less current surrender charge of 5% or more	563,162		563,162	8%
At fair value		$3,002,224	3,002,224	41%
Total with market value adjustment or at fair value	659,654	3,002,224	3,661,878	50%
At book value without adjustment	745,693		745,693	10%
Not subject to discretionary withdrawal	2,985,801	396	2,986,197	40%
Total	$4,391,148	$3,002,620	$7,393,768	100%

Total Individual Annuities and Deposit-Type Contracts:

	December 31, 2019
	General	Separate Account		% of
	Account	Nonguaranteed	Total	Total
	($ In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$99,450		$99,450	2%
At book value less current surrender charge of 5% or more	447,588		447,588	6%
At fair value	2,599	$2,738,499	2,741,098	39%
Total with market value adjustment or at fair value	549,637	2,738,499	3,288,136	47%
At book value without adjustment	798,743		798,743	11%
Not subject to discretionary withdrawal	2,889,175	173	2,889,348	42%
Total	$4,237,555	$2,738,672	$6,976,227	100%

The following information is obtained from the applicable exhibit in the Company’s Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the AZ DIFI, and are provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2020	2019
	(In Thousands)
Annual Statement:
Annuities	$3,529,160	$3,420,583
Deposit-type contracts	861,988	816,972
Total	4,391,148	4,237,555
Separate Accounts Annual Statement:
Annuities	2,999,364	2,735,484
Other contract deposit funds	3,256	3,188
Combined total	$7,393,768	$6,976,227

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11.      ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves as of December 31, 2020 and 2019:

	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Thousands)
December 31, 2020
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life with secondary guarantees	$9,204	$8,709	$9,143
Indexed universal life with secondary guarantees	43,971	41,966	44,174
Other permanent cash value life insurance	6,829	6,696	7,211
Variable universal life	9,051	8,893	9,043	$146,396	$146,300	$146,300

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			4,210
Disability - active lives (1)			35
Disability - disabled lives			6,585
Miscellaneous reserves			1,181
Total (direct + assumed)	69,055	66,264	81,582	146,396	146,300	146,300
Reinsurance ceded			8,210
Total (net)	$69,055	$66,264	$73,372	$146,396	$146,300	$146,300

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

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	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Thousands)
December 31, 2019
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life with secondary guarantees	$10,927	$10,339	$10,753
Indexed universal life with secondary guarantees	38,345	37,697	39,466
Other permanent cash value life insurance	7,931	7,517	8,006
Variable universal life	10,147	9,971	10,126	$136,410	$136,221	$136,221

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			3,693
Disability - active lives			32
Disability - disabled lives			7,109
Miscellaneous reserves			1,307
Total (direct + assumed)	67,350	65,524	80,492	136,410	136,221	136,221
Reinsurance ceded			8,791
Total (net)	$67,350	$65,524	$71,701	$136,410	$136,221	$136,221

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health and separate accounts annual statements.

	December 31,
	2020	2019
	(In Thousands)
Annual Statement:
Life insurance section	$72,019	$70,238
Disability - active lives section	14	12
Disabled lives section	165	156
Miscellaneous section	1,174	1,295
Subtotal	73,372	71,701

Separate Accounts Annual Statement:
Life insurance section	146,300	136,221
Combined total	$219,672	$207,922

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12.      PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

	December 31, 2020		December 31, 2019
		Net of		Net of
	Gross	Loading	Gross	Loading
	(In Thousands)
Ordinary new business			$10	$5
Ordinary renewal	$127	$126	108	107
Total	$127	$126	$118	$112

13.      SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business.  As of December 31, 2020, the Company reported assets and liabilities from the following product lines in separate accounts:

•                  Variable annuities

•                  Variable universal life

In accordance with the products recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2020 and 2019, the Company’s Separate Accounts Annual Statement included legally insulated assets of $3,199.1 million and $2,924.8 million, respectively.  The assets legally insulated and not legally insulated from the general account as of December 31, 2020 are attributed to the following products (In Thousands):

	Separate Account Assets	Separate Account Assets
Product	Legally Insulated	Not Legally Insulated
Variable annuities	$3,052,687
Variable universal life	146,397
Total	$3,199,084	$—

In accordance with the products recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the general account for the risk taken, the separate accounts paid risk charges for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 of $16.7 million, $16.7 million, $17.4 million, $17.9 million, and $17.2 million, respectively.

For the years ended December 31, 2020 and 2019, the Company’s general account paid $0.1 million for separate account guarantees.

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Information regarding the Company’s separate accounts without guarantees is as follows:

	Years Ended December 31,
	2020	2019
	(In Thousands)
Premiums, considerations or deposits	$238,542	$181,639

	December 31,
	2020	2019
	(In Thousands)
Reserves for accounts with assets at fair value	$3,148,920	$2,874,894

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal at fair value	$3,148,524	$2,874,721
Not subject to discretionary withdrawal	396	173
Total	$3,148,920	$2,874,894

	Years Ended December 31,
	2020	2019
	(In Thousands)
Transfers as reported in the summary of operations - statutory basis of the Separate Accounts Annual Statement:
Transfers to separate accounts	$238,311	$181,371
Transfers from separate accounts	278,642	325,913
Net transfers from separate accounts	(40,331)	(144,542)
Reconciling adjustments:
Net lag gain/loss for annuities in general account only	(550)	652
Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	$(40,881)	$(143,890)

14.                   BORROWED MONEY

The Company has an agreement with Pacific Life to borrow up to $100 million at variable interest rates.  There were no amounts outstanding as of December 31, 2020 and 2019.

The Company maintains reverse repurchase lines of credit with various financial institutions. There was no debt outstanding in connection with reverse repurchase lines of credit as of December 31, 2020 and 2019.

PL&A is a member of the Federal Home Loan Bank of San Francisco (FHLB).  The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements and insurance laws and regulations.  The Company’s estimated maximum borrowing capacity (after taking into account required collateralization levels) was $15.9 million and $20.6 million as of December 31, 2020 and 2019.  However, asset eligibility determination is subject to the FHLB’s discretion and to the availability of qualifying assets at the Company.  Interest is at variable or fixed rates. There was no debt outstanding with the FHLB as of December 31, 2020 and 2019.

The Company is required to purchase stock in FHLB of San Francisco each time it receives an advance.  As of December 31, 2020 and 2019, the Company holds $4.6 million of FHLB of San Francisco, which is recorded in common stocks.

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The membership stock (Class A and B) eligible and not eligible for redemption as of December 31, 2020 and 2019 is as follows:

December 31, 2020	Total	Not Eligible for Redemption	Eligible for Redemption
	(In Thousands)
Membership stock:
Class A
Class B	$4,490	$4,490

December 31, 2019	Total	Not Eligible for Redemption	Eligible for Redemption
	(In Thousands)
Membership stock:
Class A
Class B	$4,639	$4,639

The Company had no collateral pledged to the FHLB.  The Company had no borrowing from the FHLB.

15.                   COMMITMENTS AND CONTINGENCIES

COMMITMENTS

As of December 31, 2020, the Company has no outstanding commitments for investments in joint ventures, partnerships and limited liability companies.

In connection with the operations of PLFA, the Company and Pacific Life are obligated to contribute additional capital funding as may be required by their respective membership percentages.  There were no capital contributions to PLFA for the years ended December 31, 2020 and 2019.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.  Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial statements - statutory basis.

Issues were identified in a market conduct exam that are indicative of potential losses.  The Company has accrued a loss contingency based on management’s best estimate and does not expect these issues to have a materially adverse effect on the Company’s financial statements - statutory basis.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD).  Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project.  In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action.  Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment the Act on December 22, 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company’s financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.  These obligations are typically subject to time limitations that vary in duration, including contractual limitations and

PLA-43

those that arise by operation of law, such as applicable statutes of limitation.  Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated.  The Company has not made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s financial statements - statutory basis.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset.  As of December 31, 2020 and 2019, the estimated liability was $0.1 million.  As of December 31, 2020 and 2019, the related premium tax receivable was $2.3 million.  These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

See Note 1 for discussion of other contingencies related to reinsurance.

See Note 5 for discussion of other contingencies related to derivative instruments.

See Note 6 for discussion of other contingencies related to income taxes.

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Pacific Life & Annuity Company

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

(In Thousands)

Investment Income Earned:
U.S. Government bonds	$237
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	206,489
Bonds of affiliates
Preferred stocks (unaffiliated)	118
Preferred stocks of affiliates
Common stocks (unaffiliated)	255
Common stocks of affiliates
Mortgage loans	23,696
Real estate
Contract loans	240
Cash and cash equivalents	270
Derivative instruments	8,224
Other invested assets	5,505
Aggregate write-ins for investment income	(28)
Gross Investment Income	$245,006

Real Estate Owned - Book Value Less Encumbrances

Mortgage Loans - Book Value:
Farm mortgages
Residential mortgages
Commercial mortgages	$358,940
Mezzanine	26,671
Total Mortgage Loans	$385,611

Mortgage Loans By Standing - Book Value:
Good standing	$385,611
Good standing with restructured terms
Interest overdue more than 90 days, not in foreclosure
Foreclosure in process

Other Long-Term Assets - Carrying Value	$28,384
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Carrying Value:
Bonds
Preferred stocks
Common stocks

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Bonds by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$130,390
Over 1 year through 5 years	720,991
Over 5 years through 10 years	1,282,756
Over 10 years through 20 years	1,123,590
Over 20 years	1,104,432
Total by Maturity	$4,362,159

Bonds by NAIC Designation - Statement Value:
NAIC 1	$2,266,532
NAIC 2	1,940,314
NAIC 3	134,544
NAIC 4	12,225
NAIC 5	8,544
NAIC 6
Total by NAIC Designation	$4,362,159

Total Bonds Publicly Traded	$3,321,724
Total Bonds Privately Traded	$1,040,435
Preferred Stocks - Statement Value	$1,820
Common Stocks - Unaffiliated - Statement Value	$4,639
Common Stocks - Affiliated - Statement Value
Cash Equivalents	$125,511
Options, Caps & Floors Owned - Statement Value	$1,578
Options, Caps & Floors Written and In Force - Statement Value
Collar, Swap & Forward Agreements Open - Statement Value	$14,400
Futures Contracts Open - Statement Value	$8,393
Cash on Deposit	$9,057

Life Insurance In Force:
Industrial
Ordinary	$4,430,908
Credit Life
Group Life	$499

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$650

PLA-46

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$9,782
Credit Life
Group Life

Supplementary Contracts In Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Ordinary - Involving Life Contingencies
Income Payable
Group - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Group - Involving Life Contingencies
Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$141,423
Deferred - Fully Paid Account Balance	$1,388,016
Deferred - Not Fully Paid - Account Balance

Group
Amount of Income Payable	$1,984
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Group
Credit
Other

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$861,988
Dividend Accumulations - Account Balance

PLA-47

Claim Payments 2020:
Group Accident and Health - Year Ended December 31, 2020
2020
2019
2018
2017
2016
Prior

Other Accident and Health
2020
2019
2018
2017
2016
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves
2020
2019
2018
2017
2016
Prior

PLA-48

Pacific Life & Annuity Company

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2020

($ In Thousands)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Long-term bonds:
U.S. Governments	$9,093	0.184%	$9,093	0.184%
All other governments	29,510	0.596%	29,510	0.596%
U.S. states, territories, and possessions, etc. guaranteed	8,807	0.178%	8,807	0.178%
U.S. political subdivisions of states, territories, and possessions, guaranteed	58,192	1.175%	58,192	1.175%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	301,428	6.088%	301,428	6.088%
Industrial and miscellaneous	3,955,129	79.887%	3,955,129	79.887%
Total long-term bonds	4,362,159	88.108%	4,362,159	88.108%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	1,820	0.037%	1,820	0.037%
Total preferred stocks	1,820	0.037%	1,820	0.037%

Common stocks:
Industrial and miscellaneous other (unaffiliated)	4,639	0.094%	4,639	0.094%
Total common stocks	4,639	0.094%	4,639	0.094%

Mortgage loans:
Commercial mortgages	358,940	7.250%	358,940	7.250%
Mezzanine real estate loans	26,671	0.539%	26,671	0.539%
Total mortgage loans	385,611	7.789%	385,611	7.789%

Cash and cash equivalents:
Cash	9,057	0.183%	9,057	0.183%
Cash equivalents	125,511	2.535%	125,511	2.535%
Total cash and cash equivalents	134,568	2.718%	134,568	2.718%

Contract loans	8,152	0.165%	8,146	0.165%
Derivatives	25,071	0.506%	25,071	0.506%
Receivables for securities	524	0.011%	524	0.011%
Other invested assets	28,384	0.572%	28,384	0.572%
Total invested assets	$4,950,928	100.000%	$4,950,922	100.000%

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

PLA-49

Pacific Life & Annuity Company

SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES

DECEMBER 31, 2020

The Company’s Total Admitted Assets, excluding separate accounts, as reported in the Statements of Admitted Assets, Liabilities and Capital and Surplus (Total Admitted Assets) was $5,019.4 million as of December 31, 2020.

1.              The 10 largest exposures to a single issuer/borrower/investment as of December 31, 2020, are as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Comcast Corporation (Bond)	$46,833	0.9%
IBM Corporation (Bond)	44,751	0.9%
Amgen Inc (Bond)	41,912	0.8%
AT&T Corporation (Bond)	41,468	0.8%
Commercial loan (Mortgage Loan)	39,899	0.8%
Commercial loan (Mortgage Loan)	39,085	0.8%
Pfizer Inc (Bond)	38,953	0.8%
Metropolitan Transport Authority NY (Bond)	37,176	0.7%
Commercial loan (Mortgage Loan)	35,037	0.7%
United Technologies Corporation (Bond)	34,842	0.7%

2.              The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation as of December 31, 2020, are as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Bonds:
NAIC 1	$2,266,532	45.2%
NAIC 2	1,940,314	38.7%
NAIC 3	134,544	2.7%
NAIC 4	12,225	0.2%
NAIC 5	8,544	0.2%
NAIC 6

Preferred Stock:
P/RP 1
P/RP 2	$1,820	0.0%
P/RP 3
P/RP 4
P/RP 5
P/RP 6

PLA-50

3.              Assets held in foreign investments as of December 31, 2020, totaled $516.9 million, which represents 10.3% of Total Admitted Assets.

a.              The aggregate foreign investment exposure, categorized by NAIC sovereign designation as of December 31, 2020, is as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Countries designated NAIC 1	$430,834	8.6%
Countries designated NAIC 2	55,449	1.1%
Countries designated NAIC 3 or below	30,626	0.6%

b.              The largest foreign investment exposures in a single country, categorized by the country’s NAIC sovereign designation as of December 31, 2020, are as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Countries designated NAIC 1
Country: United Kingdom (Great Britain)	$126,324	2.5%
Country: Germany	62,978	1.3%
Countries designated NAIC 2
Country: Mexico	39,331	0.8%
Country: Indonesia	11,929	0.2%
Countries designated NAIC 3 or below
Country: Bahamas	18,000	0.4%
Country: Brazil	12,626	0.3%

c.               The 10 largest non-sovereign (i.e. non-governmental) foreign issues as of December 31, 2020 are as follows:

NAIC Designation	Issuer	(In Thousands)	Percentage of Total Admitted Assets
1.F FE	BP Capital Markets PLC	$25,000	0.5%
1.E FE	Toyota Motor Corporation	20,028	0.4%
2.B FE	BAT International Finance PLC	19,998	0.4%
1.E IF	Cayman Universe	19,848	0.4%
3.B FE	Petroleos Mexicanos	16,944	0.3%
1.E FE/1.G FE	Lloyds TSB Bank Group PLC	15,020	0.3%
1.G FE	Mizuho Financial Group Inc	15,000	0.3%
2.B FE	Takeda Pharmaceutical Co Ltd	15,000	0.3%
2.C FE	Telefonaktiebolaget LM Ericsson	14,990	0.3%
2.B FE	Anheuser-Busch Companies Inc	13,557	0.3%

4.              The aggregate amount and percentage of Total Admitted Assets held in Canadian investments as of December 31, 2020, totaled $145.7 million, which represent 2.9% of Total Admitted Assets.

5.              The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets as of December 31, 2020.

PLA-51

6.              Assets held in equity interest are less than 2.5% of Total Admitted Assets as of December 31, 2020.

7.              Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets as of December 31, 2020.

a.              Ten largest fund managers as of December 31, 2020 are as follows:

	Total
Fund Manager	Invested	Diversified	Nondiversified
	(In Thousands)
Institutional Housing Partners Fund III / REO #3965A	$2,558		$2,558
Walkers Fiduciary Limited	367	$367

8.              Assets held in general partnership interests are less than 2.5% of Total Admitted Assets as of December 31, 2020.

9.              The amounts and percentages of Total Admitted Assets held in mortgage loans as of December 31, 2020, are as follows:

a.              The 10 largest aggregate mortgage interests sharing the same property or group of properties as of December 31, 2020 are as follows:

Type (Residential, Commercial, Agricultural)	(In Thousands)	Percentage of Total Admitted Assets
Commercial loan	$39,899	0.8%
Commercial loan	35,037	0.7%
Commercial loan	32,852	0.7%
Commercial loan	32,744	0.7%
Commercial loan	28,897	0.6%
Commercial loan	26,671	0.5%
Commercial loan	25,000	0.5%
Commercial loan	22,398	0.4%
Commercial loan	20,001	0.4%
Commercial loan	19,976	0.4%

10.       The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2020 are as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Commercial:
Above 95%
91% to 95%
81% to 90%
71% to 80%
Below 70%	$385,611	7.7%

11.       Assets held in real estate are less than 2.5% of Total Admitted Assets as of December 31, 2020.

12.       Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets as of December 31, 2020.

PLA-52

13.       The Company has no securities lending agreements, repurchase agreements, or reverse repurchase agreements as of December 31, 2020.

14.       The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2020, are as follows:

	(In Thousands)	Percentage of Total Admitted Assets
Owned:
Hedging:	$1,581	0.0%

15.       The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards as of December 31, 2020 and each of the preceding three quarters are as follows ($ In Thousands):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2020	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$3,114	0.1%	$2,058	$1,998	$1,994

16.       The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts as of December 31, 2020 and each of the preceding three quarters are as follows ($ In Thousands):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2020	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$8,393	0.2%	$18,527	$16,412	$14,848

PLA-53

Pacific Life & Annuity Company

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.              The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791.

2.              The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk.

3.              The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.              Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.              Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.               The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.              The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R.

5.              The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2020 and are accounted for the contract as reinsurance under SAP and as a deposit under GAAP.

6.              The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2020 and accounted for the contract as reinsurance under GAAP and as a deposit under SAP.

PLA-54

Part II

PART C: OTHER INFORMATION (Pacific Choice Income)

Item 24. Financial Statements and Exhibits

(a) Financial Statements

Part A: None

Part B:

(1) Registrant’s Financial Statements

Audited Financial Statements dated as of December 31, 2020 and for each of the periods presented, included in Part B, include the following for Separate Account A:

Statements of Assets and Liabilities Statements of Operations Statements of Changes in Net Assets Notes to Financial Statements Report of Independent Registered Public Accounting Firm

(2) Depositor’s Financial Statements

Audited Financial Statements dated as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, included in Part B include the following for Pacific Life & Annuity Company:

Independent Auditors’ Report Statements of Financial Condition Statements of Operations Statements of Stockholder’s Equity Statements of Cash Flows Notes to Financial Statements

(b) Exhibits

1.	(a)

Minutes of Action of Board of Directors of PM Group Life Insurance Company (PM Group) (PL&A) dated July 1, 1998; included in Registration Statement on Form N-4, File No. 333-122914, Accession No. 0000950137-05-002003, filed on February 18, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095013705002003/a02470exv99w1xay.htm

2.	Not applicable

3.	(a)

Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD); included in Registrant’s Form N-4, File No. 333-107571, Accession No. 0000950123-11-061494, filed on June 24, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012311061494/a59510aexv99w3xay.htm

(b)

Form of Selling Agreement between Pacific Life & Annuity Company (PL&A), PSD and Various Broker-Dealers; included in Registration Statement on Form N-4, File No. 333-122914, Accession No. 0000892569-06-000561, filed on April 21, 2006, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256906000561/a12994exv99w3xby.htm

(c)

Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, LLC (PSD) (Amended and Restated); Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001104659-17-024839 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465917024839/a16-17269_1ex99d3dc.htm

4.	(a)

Individual Flexible Premium Deferred Variable Annuity Contract (Form No. 10-2020); included in Registrant’s Form N-4, File No. 333-236928, Accession No. 0001104659-20-029803 filed on March 6, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465920029803/a20-11373_1ex99d4a.htm

(1)

Contract Specifications (Form No. 10-2020-CS7); included in Registrant’s Form N-4, File No. 333-236928, Accession No. 0001104659-20-029803 filed on March 6, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465920029803/a20-11373_1ex99d4a1.htm

(b)

Qualified Retirement Plan Rider (Form No. 20-2269); included in Registration Statement on Form N-4, File No. 333-184972, Accession No. 0000950123-13-000803 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012313000803/a30074a1exv99wx4yxby.htm

(c)

403(b) Tax-Sheltered Annuity Rider (Form No. 20-2270); included in Registration Statement on Form N-4, File No. 333-184972, Accession No. 0000950123-13-000803 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012313000803/a30074a1exv99wx4yxcy.htm

(d)

Individual Retirement Annuity Rider (Form No. 20-2266); included in Registration Statement on Form N-4, File No. 333-184972, Accession No. 0000950123-13-000803 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012313000803/a30074a1exv99wx4yxdy.htm

(e)

Roth Individual Retirement Annuity Rider (Form No. 20-2267); included in Registration Statement on Form N-4, File No. 333-184972, Accession No. 0000950123-13-000803 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012313000803/a30074a1exv99wx4yxey.htm

(f)

SIMPLE Individual Retirement Annuity Rider (Form No. 20-2268); included in Registration Statement on Form N-4, File No. 333-184972, Accession No. 0000950123-13-000803 filed on February 5, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012313000803/a30074a1exv99wx4yxfy.htm

(g)

DCA Plus Fixed Option Rider (Form No. 20-2219); included in Registrant’s Form N-4, File No. 333-175280, Accession No. 0000950123-11-063393, filed on July 1, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012311063393/a59353n4exv99w4xly.htm

(h)

Guaranteed Withdrawal Benefit XXIII Rider-Single Life (Enhanced Income Select 2) (Form No. 20-2021); included in Registrant’s Form N-4, File No. 333-236928, Accession No. 0001104659-20-029803 filed on March 6, 2020, and incorporated by reference herein. This exhibit can be found at

http://www.sec.gov/Archives/edgar/data/1074486/000110465920029803/a20-11373_1ex99d4h.htm

(i)

Guaranteed Withdrawal Benefit XXIII Rider-Joint Life (Enhanced Income Select 2) (Form No. 20-2022); included in Registrant’s Form N-4, File No. 333-236928, Accession No. 0001104659-20-029803 filed on March 6, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465920029803/a20-11373_1ex99d4i.htm

(j)

Guaranteed Withdrawal Benefit XXII Rider-Single Life (Future Income Generator) (Form No.20-2427); included in Registrant’s Form N-4, File No. 333-236928, Accession No. 0001104659-20-029803 filed on March 6, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465920029803/a20-11373_1ex99d4j.htm

(k)

Guaranteed Withdrawal Benefit XXII Rider-Joint Life (Future Income Generator) (Form No. 20-2428); included in Registrant’s Form N-4, File No. 333-236928, Accession No. 0001104659-20-029803 filed on March 6, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465920029803/a20-11373_1ex99d4k.htm

(l)

Return of Purchase Payments Death Benefit Rider (Form No. 20-2020); included in Registrant’s Form N-4, File No. 333-236928, Accession No. 0001104659-20-029803 filed on March 6, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465920029803/a20-11373_1ex99d4l.htm

5.	(a)

Variable Annuity Application (Form No. 25-2020); included in Registrant’s Form N-4, File No. 333-236927, Accession No. 0001104659-20-095320 filed on August 14, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920095320/a20-26310_1ex99d5.htm

6.	(a)

Articles of Incorporation of PM Group Life; included in Registration Statement on Form N-4, File No. 333-122914, Accession No. 0000950137-05-002003, filed on February 18, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095013705002003/a02470exv99w6xay.htm

(b)

Amended and Restated Articles of Incorporation of PL&A; included in Registration Statement on Form N-4, File No. 333-122914, Accession No. 0000950137-05-002003, filed on February 18, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095013705002003/a02470exv99w6xby.htm

(c)

By-laws of Pacific Life & Annuity Company; included in Registration Statement on Form N-4, File No. 333-122914, Accession No. 0000950137-05-002003, filed on February 18, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095013705002003/a02470exv99w6xcy.htm

7.	Not applicable

8.	(a)

Administrative Agreement Between Pacific Life & Annuity Company (PL&A) and Pacific Life Insurance Company (“Pacific Life”); included in Registration Statement on Form N-4, File No. 333-122914, Accession No. 0000950137-05-002003, filed on February 18, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095013705002003/a02470exv99w8xby.htm

(b)

Fund Participation Agreement Between Pacific Life & Annuity Company, Pacific Select Distributors, Inc., American Funds Insurance Series, American Funds Distributors, and Capital Research and Management Company; included in Registration Statement on Form N-4, File No. 333-71081, Accession No. 0000892569-

05-000248, filed on April 18, 2005, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256905000248/a03610a1exv99w8xfy.htm

(c)

Form of BlackRock Variable Series Fund, Inc. (formerly called Merrill Lynch Variable Series Fund, Inc.) Participation Agreement and the First and Second Amendments to the Participation Agreement; included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0000892569-08-001277, filed on September 11, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256908001277/a42417bexv99wx8yxfy.htm

(1)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-160131, Accession No. 0000950123-10-037534, filed on April 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012310037534/a54449exv99w8xfyx1y.htm

(2)

Fourth Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001193125-13-399541 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312513399541/d609163dex998d4.htm

(3)

Fifth Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-160773, Accession No. 0001193125-14-310483 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514310483/d767575dex998f5.htm

(4)

Sixth Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001104659-19-022578 filed on April 19, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465919022578/a19-6028_1ex99d8dd6.htm

(d)

Form of Franklin Templeton Variable Insurance Products Trust Participation Agreement; included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0000892569-08-001277, filed on September 11, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256908001277/a42417bexv99wx8yxgy.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-160131, Accession No. 0000950123-10-037534, filed on April 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012310037534/a54449exv99w8xgyx1y.htm

(2)

Addendum to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168027, Accession No. 0000950123-11-038243, filed on April 22, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012311038243/a57715bexv99w8xgyx2y.htm

(3)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001193125-14-148938 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514148938/d655305dex998e3.htm

(4)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No 333-184972, Accession No. 0001193125-15-134847 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312515134847/d833339dex998e4.htm

(e)

Form of BlackRock Distributors, Inc. (formerly called FAM Distributors, Inc.) Administrative Services Agreement and First Amendment to the Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0000892569-08-001277, filed on September 11, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256908001277/a42417bexv99wx8yxiy.htm

(1)

Second Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160773, Accession No. 0001193125-14-310483 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514310483/d767575dex998i2.htm

(2)

Third Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160773, Accession No. 0001193125-14-310483 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514310483/d767575dex998i3.htm

(3)

Fourth Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No 333-184972, Accession No. 0001193125-15-134847 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312515134847/d833339dex998g4.htm

(f)

Form of Franklin Templeton Services, LLC Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0000892569-08-001277, filed on September 11, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256908001277/a42417bexv99wx8yxjy.htm

(1)

First Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160131, Accession No. 0000950123-10-037534, filed on April 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012310037534/a54449exv99w8xjyx1y.htm

(2)

Second Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0001193125-12-503073, filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312512503073/d438123dex998j2.htm

(3)

Third Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0001193125-12-503073, filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312512503073/d438123dex998j3.htm

(4)

Fourth Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No 333-184972, Accession No. 0001193125-15-134847 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312515134847/d833339dex998h4.htm

(g)

Form of AIM Variable Insurance Funds Participation Agreement; included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0000892569-08-001561, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256908001561/a50112exv99w8xky.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168027, Accession No. 0000950123-12-006440 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at

http://www.sec.gov/Archives/edgar/data/1074486/000095012312006440/a59730bexv99w8xkyx1y.htm

(h)

Form of Invesco Aim Distributors, Inc. Distribution Services Agreement; included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0000892569-08-001561, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256908001561/a50112exv99w8xly.htm

(1)

First Amendment to Distribution Services Agreement; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001104659-17-024839 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465917024839/a16-17269_1ex99d8dj1.htm

(i)

Form of Invesco Aim Advisors, Inc. Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0000892569-08-001561, filed on December 4, 2008, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000089256908001561/a50112exv99w8xmy.htm

(j)

Form of PIMCO Variable Insurance Trust Participation Agreement; included in Registrant’s Form N-4, File No. 333-160131, Accession No. 0000950123-10-037534, filed on April 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012310037534/a54449exv99w8xty.htm

(1)

First Amendment (Novation and Amendment) to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168027, Accession No. 0000950123-11-038243, filed on April 22, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012311038243/a57715bexv99w8xtyx1y.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168027, Accession No. 0000950123-11-038243, filed on April 22, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012311038243/a57715bexv99w8xtyx2y.htm

(k)

Form of Allianz Global Investors Distributors LLC Selling Agreement; included in Registrant’s Form N-4, File No. 333-160131, Accession No. 0000950123-10-037534, filed on April 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012310037534/a54449exv99w8xuy.htm

(1)

First Amendment to Selling Agreement; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001104659-17-024839 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465917024839/a16-17269_1ex99d8ds1.htm

(l)

Form of PIMCO LLC Services Agreement; included in Registrant’s Form N-4, File No. 333-160131, Accession No. 0000950123-10-037534, filed on April 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012310037534/a54449exv99w8xvy.htm

(1)

First Amendment to Services Agreement; Included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0001193125-12-503073, filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312512503073/d438123dex998v1.htm

(2)

Second Amendment to Services Agreement; included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001193125-14-148938 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at

http://www.sec.gov/Archives/edgar/data/1074486/000119312514148938/d655305dex998t2.htm

(3)

Third Amendment to Services Agreement; included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001104659-18-025554 filed on April 20, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465918025554/a18-8137_1ex99d8dt3.htm

(m)

Form of MFS Variable Insurance Trust Participation Agreement; included in Registrant’s Form N-4, File No. 333-160773, Accession No. 0000950123-10-037538, filed on April 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012310037538/a54726exv99w8xwy.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-160773, Accession No. 0000950123-10-037538, filed on April 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012310037538/a54726exv99w8xwyx1y.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168027, Accession No. 0000950123-11-038243, filed on April 22, 2011, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012311038243/a57715bexv99w8xwyx2y.htm

(3)

Third Amendment to Participation Agreement; included in Registrant’s Form N-4, File No 333-184972, Accession No. 0001193125-15-134847 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312515134847/d833339dex998u3.htm

(n)	(1)

Form of MFS Variable Insurance Trust Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160773, Accession No. 0000950123-10-037538, filed on April 23, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012310037538/a54726exv99w8xxy.htm

(2)

Form of MFS Variable Insurance Trust Administrative Services Agreement; included in Registrant’s Form N-4, File No 333-184972, Accession No. 0001193125-15-134847 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312515134847/d833339dex998v2.htm

(3)

Form of MFS Variable Insurance Trust Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001104659-17-024839 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465917024839/a16-17269_1ex99d8dv3.htm

(o)

Participation Agreement with Fidelity Variable Insurance Products (Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Funds V); included in Registrant’s Form N-4, File No. 333-168027, Accession No. 0000950123-12-006440 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012312006440/a59730bexv99w8xyy.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168027, Accession No. 0000950123-12-006440 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012312006440/a59730bexv99w8xyyx1y.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-168027, Accession No. 0000950123-12-006440 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012312006440/a59730bexv99w8xyyx2y.htm

(p)

Service Contract with Fidelity Distributors Corporation; included in Registrant’s Form N-4, File No. 333-168027, Accession No. 0000950123-12-006440 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012312006440/a59730bexv99w8xzy.htm

(1)

Amendment to Service Contract; included in Registrant’s Form N-4, File No. 333-168027, Accession No. 0000950123-12-006440 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012312006440/a59730bexv99w8xzyx1y.htm

(q)

Participation Agreement with First Trust Variable Insurance Trust; included in Registrant’s Form N-4, File No. 333-168027, Accession No. 0000950123-12-006440 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012312006440/a59730bexv99w8xaay.htm

(1)

First Amendment to Participation Agreement; included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001193125-14-148938 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514148938/d655305dex998y1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001193125-15-346554 filed October 19, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312515346554/d22820dex998y2.htm

(r)

Administrative Services Agreement with First Trust Variable Insurance Trust; included in Registrant’s Form N-4, File No. 333-168027, Accession No. 0000950123-12-006440 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012312006440/a59730bexv99w8xbby.htm

(1)

First Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001193125-14-148938 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514148938/d655305dex998z1.htm

(2)

Second Amendment to Administrative Services Agreement; included in Registrant’s Form N-4, File No. 333-160773, Accession No. 0001193125-14-310483 filed on August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514310483/d767575dex998ee2.htm

(3)

Third Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001193125-15-346554 filed October 19, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312515346554/d22820dex998z3.htm

(s)

Support Agreement with First Trust Advisors L.P.; included in Registrant’s Form N-4, File No. 333-168027, Accession No. 0000950123-12-006440 filed on April 24, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012312006440/a59730bexv99w8xccy.htm

(1)

First Amendment to Support Agreement; included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001193125-14-148938 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514148938/d655305dex998aa1.htm

(2)

Second Amendment to Support Agreement; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001193125-15-346554 filed October 19, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312515346554/d22820dex998aa2.htm

(t)

Administrative Services Agreement with First Trust Variable Insurance Trust; Included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0000950123-12-006364, filed on April 23, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012312006364/a59722bexv99w8xbby.htm

(u)

Administrative Services Agreement with First Trust Advisors L.P.; Included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0000950123-12-006364, filed on April 23, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000095012312006364/a59722bexv99w8xccy.htm

(v)

Participation Agreement with Janus Aspen Series; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 0000892569-07-000444 filed on April 16, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxky.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0001193125-12-503073, filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312512503073/d438123dex998ff1.htm

(2)

Second Amendment to Participation Agreement; included in Registrant’s Form N-4, File No 333-184972, Accession No. 0001193125-15-134847 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312515134847/d833339dex998ff2.htm

(w)

Distribution and Shareholder Service Agreement with Janus Distributors LLC; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 0000892569-07-000444 filed on April 16, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxly.htm

(1)

First Amendment to Distribution and Shareholder Service Agreement; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001104659-17-024839 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465917024839/a16-17269_1ex99d8dgg1.htm

(x)

Administrative Services Agreement with Janus Capital Management LLC; Included in Registrant’s Form N-6, File No. 333-118913, Accession Number 0000892569-07-000444 filed on April 16, 2007, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxmy.htm

(y)

Fund Participation and Service Agreement with American Funds; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001193125-13-399541 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at

http://www.sec.gov/Archives/edgar/data/1074486/000119312513399541/d609163dex998nn.htm

(1)

First Amendment to Fund Participation and Service Agreement; included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001193125-14-148938 filed on April 18, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514148938/d655305dex998nn1.htm

(2)

Second Amendment to Fund Participation and Service Agreement; included in Registrant’s Form N-4, File No 333-184972, Accession No. 0001193125-15-134847 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312515134847/d833339dex998nn2.htm

(3)

Third Amendment to Fund Participation and Service Agreement; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001193125-15-346554 filed October 19, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312515346554/d22820dex998nn3.htm

(z)

Business Agreement with American Funds; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001193125-13-399541 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312513399541/d609163dex998oo.htm

(aa)

Distribution and Marketing Support Agreement (Amended and Restated) with BlackRock Variable Series Fund, Inc.; included in Registrant’s Form N-4, File No 333-184972, Accession No. 0001193125-15-134847 filed on April 17, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312515134847/d833339dex998tt.htm

(bb)

Exhibit B to the Pacific Select Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160773, Accession No. 0001193125-14-310483 filed August 15, 2014, and incorporated by reference herein This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000119312514310483/d767575dex998qq.htm

(cc)

Distribution Sub-Agreement with BlackRock Variable Series Fund, Inc.; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001104659-17-024839 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465917024839/a16-17269_1ex99d8dddd.htm

(dd)

Administrative Services Agreement with Invesco Advisers, Inc.; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001104659-17-024839 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465917024839/a16-17269_1ex99d8deee.htm

(ee)

Financial Support Agreement with Invesco Distributors, Inc.; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001104659-17-024839 filed on April 20, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465917024839/a16-17269_1ex99d8dfff.htm

(ff)

Selling Agreement with PIMCO Variable Insurance Trust; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001104659-18-075047 filed on December 28, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465918075047/a18-41641_1ex99dhhh.htm

(gg)

Service Agreement with PIMCO Variable Insurance Trust; Included in Registrant’s Form N-4, File No. 333-184972, Accession No. 0001104659-18-075047 filed on December 28, 2018, and incorporated by reference herein. This exhibit can be found at

http://www.sec.gov/Archives/edgar/data/1074486/000110465918075047/a18-41641_1ex99diii.htm

9.

Opinion and Consent of legal officer of Pacific Life & Annuity Company as to the legality of Contracts being registered; included in Registrant’s Form N-4, File No. 333-236928, Accession No. 0001104659-20-029803 filed on March 6, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/1074486/000110465920029803/a20-11373_1ex99d9.htm

10.	Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors

11.	Not applicable

12.	Not applicable

13.	Power of Attorney;

Item 25. Directors and Officers of Pacific Life & Annuity Company

Name and Address	Positions and Offices with Pacific Life & Annuity Company
James T. Morris	Director, Chairman, President and Chief Executive Officer
Adrian S. Griggs	Director, Executive Vice President and Chief Operating Officer
Darryl D. Button	Director, Executive Vice President and Chief Financial Officer

Jason Orlandi	Director, Executive Vice President and General Counsel

Joseph E. Celentano	Executive Vice President
Joshua D Scott	Senior Vice President and Chief Accounting Officer
Jane M. Guon	Vice President and Secretary
Craig W. Leslie	Vice President and Treasurer

The address for each of the persons listed above is as follows:

700 Newport Center Drive Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life & Annuity Company or Separate Account A

The following is an explanation of the organization chart of Pacific Life & Annuity Company’s subsidiaries:

PACIFIC LIFE & ANNUITY COMPANY, SUBSIDIARIES & AFFILIATED

ENTERPRISES LEGAL STRUCTURE

Pacific Life & Annuity Company is an Arizona Stock Life Insurance Company wholly-owned by Pacific Life Insurance Company (a Nebraska Stock Life Insurance Company) which is wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).

Item 27. Number of Contractholders

Pacific Choice Income—Approximately	0	Qualified
	0	Non-Qualified

Item 28. Indemnification

(a) The Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company (collectively referred to as “Pacific Life”) and Pacific Select Distributors, LLC (PSD) provides substantially as follows:

Pacific Life shall indemnify and hold harmless PSD and PSD’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages, and liabilities incurred as the direct or indirect result of: (i) negligent, dishonest, fraudulent, unlawful, or criminal acts, statements, or omissions by Pacific Life or its employees, agents, officers, or directors; (ii) Pacific Life’s breach of this Agreement; (iii) Pacific Life’s failure to comply with any statute, rule, or regulation; (iv) a claim or dispute between Pacific Life and a Broker/Dealer (including its Representatives) and/or a Contract owner. Pacific Life shall not be required to indemnify or hold harmless PSD for expenses, losses, claims, damages, or liabilities that result from PSD’s misfeasance, bad faith, negligence, willful misconduct or wrongful act.

PSD shall indemnify and hold harmless Pacific Life and Pacific Life’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages and liabilities incurred as the direct or indirect result of: (i) PSD’s breach of this Agreement; and/or (ii) PSD’s failure to comply with any statute, rule, or regulation. PSD shall not be required to indemnify or hold harmless Pacific Life for expenses, losses, claims, damages, or liabilities that have resulted from Pacific Life’s willful misfeasance, bad faith, negligence, willful misconduct or wrongful act.

(b) The Form of Selling Agreement between Pacific Life & Annuity Company, Pacific Select Distributors, LLC (PSD) and Various Broker-Dealers and Agency (Selling Entities) provides substantially as follows:

Pacific Life & Annuity Company and PSD agree to indemnify and hold harmless Selling Entities, their officers, directors, agents and employees, against any and all losses, claims, damages, or liabilities to which they may become subject under the Securities Act, the Exchange Act, the Investment Company Act of 1940, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the Securities Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature provided by Pacific Life & Annuity Company and PSD.

Selling Entities agree to, jointly and severally, hold harmless and indemnify Pacific Life & Annuity Company and PSD and any of their respective affiliates, employees, officers, agents and directors (collectively, “Indemnified Persons”) against any and all claims, liabilities and expenses (including, without limitation, losses occasioned by any rescission of any Contract pursuant to a “free look” provision or by any return of initial purchase payment in connection with an incomplete application), including, without limitation, reasonable attorneys’ fees and expenses and any loss attributable to the investment experience under a Contract, that any Indemnified Person may incur from liabilities resulting or arising out of or based upon (a) any untrue or alleged untrue statement other than statements contained in the registration statement or prospectus relating to any Contract, (b)(i) any inaccurate or misleading, or allegedly inaccurate or misleading sales material used in connection with any marketing or solicitation relating to any Contract, other than sales material provided preprinted by Pacific Life & Annuity Company or PSD, and (ii) any use of any sales material that either has not been specifically approved in writing by Pacific Life & Annuity Company or PSD or that, although previously approved in writing by Pacific Life & Annuity Company or PSD, has been disapproved, in writing by either of them, for further use, or (c) any act or omission of a Subagent, director, officer or employee of Selling Entities, including, without limitation, any failure of Selling Entities or any Subagent to be registered as required as a broker/dealer under the 1934 Act, or licensed in accordance with the rules of any applicable SRO or insurance regulator.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers or persons controlling Pacific Life pursuant to the foregoing provisions, Pacific Life has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)

PSD also acts as principal underwriter for Pacific Life Insurance Company, on its own behalf and on behalf of its Separate Account I, Separate Account A, Separate Account B, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific COLI Separate Account IV, Pacific COLI Separate Account V, Pacific COLI Separate Account VI, Pacific COLI Separate Account X, Pacific COLI Separate Account XI, Pacific Select Separate Account, and Pacific Life & Annuity Company, on its own behalf and on behalf of its Separate Account A, Pacific Select Exec Separate Account, and Separate Account I.

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.
(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life Insurance Company at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31. Management Services

Not applicable

Item 32. Undertakings

The registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b) to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

(a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

(b) REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life & Annuity Company and the sponsoring insurance company of the Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 23rd day of April, 2021.

SEPARATE ACCOUNT A
(Registrant)

By:	PACIFIC LIFE & ANNUITY COMPANY

By:
James T. Morris*
Director, Chairman, Chief Executive Officer and President

By:	PACIFIC LIFE & ANNUITY COMPANY
(Depositor)

By:
James T. Morris*
Director, Chairman, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

		Director, Chairman, Chief Executive Officer and President	April 23, 2021
James T. Morris*

		Director, Executive Vice President and Chief Operating Officer	April 23, 2021
Adrian S. Griggs*

		Director, Executive Vice President and Chief Financial Officer	April 23, 2021
Darryl D. Button*

		Director, Executive Vice President and General Counsel	April 23, 2021
Jason Orlandi*

		Vice President and Secretary	April 23, 2021
Jane M. Guon*

		Senior Vice President and Chief Accounting Officer	April 23, 2021
Joshua D Scott*

		Executive Vice President	April 23, 2021
Joseph E. Celentano*

		Vice President and Treasurer	April 23, 2021
Craig W. Leslie*

*By:	/s/ BRANDON J. CAGE		April 23, 2021
Brandon J. Cage
as attorney-in-fact

(Powers of Attorney are contained in this Registration Statement as Exhibit 13).